                                                                    Exhibit 10.4

----------------------------------------------------------------------------------------------------------------------------------
          AWARD/CONTRACT                      1. THIS CONTRACT IS A RATED ORDER                 RATING              PAGE OF PAGE
                                                 UNDER DPAS (15 CFR 350)                                             1       1
----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO.          3. EFFECTIVE DATE                4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
               F11626-03-D-0024                   01 OCT 2003                               See Schedule
----------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                          CODE     FA4428         6. ADMINISTERED BY (if other than Item 5)        CODE     FA4428

HQ AMC/DOYAI                                                  HQ AMC/DOYMA
402 Scott Dr., Unit 3A1                                       402 Scott Dr., Unit 3A1
Scott AFB, IL      62225-5302                                 Scott AFB, IL      62225-5302

Deborah J. Wagener                    (618) 229-4318
----------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR                                                  8. DELIVERY
   (No., street, city, county, State and ZIP Code)

      NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                         [ ] FOB ORIGIN [X] OTHER (See below)
      c/o AMCS, LLC
      46400 Benedict Drive, Suite 209                                              -----------------------------------------------
      STERLING, VA.     20164                                                      9. DISCOUNT FOR PROMPT PAYMENT

                                                                                                    NET 3

                                                                                   -----------------------------------------------
                                                                                   10. SUBMIT INVOICES              ITEM
                                                                                   (4 copies unless otherwise
-------------------------------------------------------------------------------    specified) TO THE                SEE SECTION G
CODE           1U6Y9                          FACILITY CODE                        ADDRESS SHOWN IN:
----------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                  CODE                    12. PAYMENT WILL BE MADE BY                      CODE     F25700
                                           ------------------ DFAS-OM/FPB-CRAF
                                                              P.O. Box 7020
                                                              Bellevue, NE      680051920
----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND                   14. ACCOUNTING AND APPROPRIATION DATA
    OPEN COMPETITION:                                         will be cited on Delivery Orders

 [X] 10 USC 2304 (c)(  3  )  [ ] 41 USC 253(c) (     )
----------------------------------------------------------------------------------------------------------------------------------
    15A. ITEM NO.         15B. SUPPLIES/SERVICES                  15C. QUANTITY      15D. UNIT   15E. UNIT PRICE    15F. AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                    SEE SCHEDULE

                                                                                                                     (ESTIMATED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                           15G. TOTAL AMOUNT OF CONTRACT           $369,066,995.89
==================================================================================================================================
                                                       16. TABLE OF CONTENTS
----------------------------------------------------------------------------------------------------------------------------------
 (X)   SEC.               DESCRIPTION                 PAGE(S)   (X)   SEC.                 DESCRIPTION                     PAGE(S)
----------------------------------------------------------------------------------------------------------------------------------
                     PART I - THE SCHEDULE                                         PART II - CONTRACT CLAUSES
----------------------------------------------------------------------------------------------------------------------------------
 [X]    A     SOLICITATION/CONTRACT FORM                1       [X]    I   CONTRACT CLAUSES                                   7
----------------------------------------------------------------------------------------------------------------------------------
 [X]    B     SUPPLIES OR SERVICES AND PRICES/COST     15           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
----------------------------------------------------------------------------------------------------------------------------------
 [X]    C     DESCRIPTION/SPECS./WORK STATEMENT         1       [X]    J   LIST OF ATTACHMENTS                                1
----------------------------------------------------------------------------------------------------------------------------------
 [ ]    D     PACKAGING AND MARKING                                       PART IV - REPRESENTATIONS AND INSTRUCTIONS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    E     INSPECTION AND ACCEPTANCE                 1       [X]    K   REPRESENTATIONS, CERTIFICATIONS AND
--------------------------------------------------------------             OTHER STATEMENTS OF OFFERORS                    By Ref
 [X]    F     DELIVERIES OR PERFORMANCE                 2
----------------------------------------------------------------------------------------------------------------------------------
 [X]    G     CONTRACT ADMINISTRATION DATA              2       [ ]    L   INSTRS., CONDS., AND NOTICES TO OFFERORS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    H     SPECIAL CONTRACT REQUIREMENTS            14       [ ]    M   EVALUATION FACTORS FOR AWARD
----------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is      18. [ ] AWARD (Contractor is not required to sign this document.)
required to sign this document and return 1 copies to         Your offer on Solicitation Number                , including the
issuing office.) Contractor agrees to furnish and deliver                                       ---------------
all items or perform all the services set forth or            additions or changes made by you which additions or changes are set
otherwise identified above and on any continuation sheets     forth in full above, is hereby accepted as to the items listed above
for the consideration stated herein. The rights and           and on any continuation sheets. This award consummates the contract
obligations of the parties to this contract shall be          which consists of the following documents: (a) the Government's
subject to and governed by the following documents:           solicitation and your offer, and (b) this award/contract. No further
(a) this award/contract, (b) the solicitation, if any,        contractual document is necessary.
and (c) such provisions, representations, certifications,
and specifications, as are attached or incorporated by
reference herein. (Attachments are listed herein.)

----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)   American      20A. NAME OF CONTRACTING OFFICER
W.E. Quockeubuck                                Airlines      GINA K. LEE
Director -  Military & Government Sales                       GINA.LEE@SCOTT.AF.MIL                            (618) 229-2511
----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                19C. DATE SIGNED       20B. UNITED STATES OF AMERICA                  20C. DATE SIGNED

BY /s/ W.E. Quockeubuck                   09 SEP 2003         BY /s/ Gina K. Lee                                12 Sep 2003
  ----------------------------------                            --------------------------------------
     (Signature of person                                         (Signature of Contracting Officer)
      authorized to sign)
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                    26-107                              STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE               Form designed using PerForm Pro software.           Prescribed by GSA
                                                                                            FAR (48 CFR) 53.214(a)

----------------------------------------------------------------------------------------------------------------------------------
          AWARD/CONTRACT                      1. THIS CONTRACT IS A RATED ORDER                 RATING              PAGE OF PAGE
                                                 UNDER DPAS (15 CFR 350)                                             1       1
----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO.          3. EFFECTIVE DATE                4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
               F11626-03-D-0024                   01 OCT 2003                                  See Schedule
----------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                          CODE     FA4428         6. ADMINISTERED BY (if other than Item 5)        CODE     FA4428

HQ AMC/DOYAI                                                  HQ AMC/DOYMA
402 Scott Dr., Unit 3A1                                       402 Scott Dr., Unit 3A1
Scott AFB, IL      62225-5302                                 Scott AFB, IL      62225-5302

Deborah J. Wagener                    (618) 229-4318
----------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR                                                  8. DELIVERY
   (No., street, city, county, State and ZIP Code)

      NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                         [ ] FOB ORIGIN [X] OTHER (See below)
      c/o AMCS, LLC
      46400 Benedict Drive, Suite 209                                              -----------------------------------------------
      STERLING, VA.     20164                                                      9. DISCOUNT FOR PROMPT PAYMENT

                                                                                                    NET 3

                                                                                   -----------------------------------------------
                                                                                   10. SUBMIT INVOICES              ITEM
                                                                                   (4 copies unless otherwise
-------------------------------------------------------------------------------    specified) TO THE                SEE SECTION G
CODE           1U6Y9                          FACILITY CODE                        ADDRESS SHOWN IN:
----------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                  CODE                    12. PAYMENT WILL BE MADE BY                      CODE     F25700
                                           ------------------ DFAS-OM/FPB-CRAF
                                                              P.O. Box 7020
                                                              Bellevue, NE      680051920
----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND                   14. ACCOUNTING AND APPROPRIATION DATA
    OPEN COMPETITION:                                         will be cited on Delivery Orders

 [X] 10 USC 2304 (c)(  3  )  [ ] 41 USC 253(c) (     )
----------------------------------------------------------------------------------------------------------------------------------
    15A. ITEM NO.         15B. SUPPLIES/SERVICES                  15C. QUANTITY      15D. UNIT   15E. UNIT PRICE    15F. AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                    SEE SCHEDULE

                                                                                                                     (ESTIMATED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                           15G. TOTAL AMOUNT OF CONTRACT           $369,066,995.89
==================================================================================================================================
                                                       16. TABLE OF CONTENTS
----------------------------------------------------------------------------------------------------------------------------------
 (X)   SEC.               DESCRIPTION                 PAGE(S)   (X)   SEC.                 DESCRIPTION                     PAGE(S)
----------------------------------------------------------------------------------------------------------------------------------
                     PART I - THE SCHEDULE                                         PART II - CONTRACT CLAUSES
----------------------------------------------------------------------------------------------------------------------------------
 [X]    A     SOLICITATION/CONTRACT FORM                1       [X]    I   CONTRACT CLAUSES                                   7
----------------------------------------------------------------------------------------------------------------------------------
 [X]    B     SUPPLIES OR SERVICES AND PRICES/COST     15           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
----------------------------------------------------------------------------------------------------------------------------------
 [X]    C     DESCRIPTION/SPECS./WORK STATEMENT         1       [X]    J   LIST OF ATTACHMENTS                                1
----------------------------------------------------------------------------------------------------------------------------------
 [ ]    D     PACKAGING AND MARKING                                       PART IV - REPRESENTATIONS AND INSTRUCTIONS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    E     INSPECTION AND ACCEPTANCE                 1       [X]    K   REPRESENTATIONS, CERTIFICATIONS AND
--------------------------------------------------------------             OTHER STATEMENTS OF OFFERORS                    By Ref
 [X]    F     DELIVERIES OR PERFORMANCE                 2
----------------------------------------------------------------------------------------------------------------------------------
 [X]    G     CONTRACT ADMINISTRATION DATA              2       [ ]    L   INSTRS., CONDS., AND NOTICES TO OFFERORS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    H     SPECIAL CONTRACT REQUIREMENTS            14       [ ]    M   EVALUATION FACTORS FOR AWARD
----------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is      18. [ ] AWARD (Contractor is not required to sign this document.)
required to sign this document and return 1 copies to         Your offer on Solicitation Number                , including the
issuing office.) Contractor agrees to furnish and deliver                                       ---------------
all items or perform all the services set forth or            additions or changes made by you which additions or changes are set
otherwise identified above and on any continuation sheets     forth in full above, is hereby accepted as to the items listed above
for the consideration stated herein. The rights and           and on any continuation sheets. This award consummates the contract
obligations of the parties to this contract shall be          which consists of the following documents: (a) the Government's
subject to and governed by the following documents:           solicitation and your offer, and (b) this award/contract. No further
(a) this award/contract, (b) the solicitation, if any,        contractual document is necessary.
and (c) such provisions, representations, certifications,
and specifications, as are attached or incorporated by
reference herein. (Attachments are listed herein.)

----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                 20A. NAME OF CONTRACTING OFFICER
      Brian D. Smith                                          GINA K. LEE
      Senior Manager, Charter Services                        GINA.LEE@SCOTT.AF.MIL                            (618) 229-2511
----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                19C. DATE SIGNED       20B. UNITED STATES OF AMERICA                  20C. DATE SIGNED

BY /s/ Brian D. Smith                      9/9/03             BY /s/ Gina K. Lee                                12 Sep 2003
  ----------------------------------                            --------------------------------------
     (Signature of person                                          (Signature of Contracting Officer)
      authorized to sign)
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                    26-107                              STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE               Form designed using PerForm Pro software.           Prescribed by GSA
                                                                                            FAR (48 CFR) 53.214(a)

----------------------------------------------------------------------------------------------------------------------------------
          AWARD/CONTRACT                      1. THIS CONTRACT IS A RATED ORDER                 RATING              PAGE OF PAGE
                                                 UNDER DPAS (15 CFR 350)                                             1       1
----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO.          3. EFFECTIVE DATE                4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
               F11626-03-D-0024                   01 OCT 2003                                  See Schedule
----------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                          CODE     FA4428         6. ADMINISTERED BY (if other than Item 5)        CODE     FA4428

HQ AMC/DOYAI                                                  HQ AMC/DOYMA
402 Scott Dr., Unit 3A1                                       402 Scott Dr., Unit 3A1
Scott AFB, IL      62225-5302                                 Scott AFB, IL      62225-5302

Deborah J. Wagener                    (618) 229-4318
----------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR                                                  8. DELIVERY
   (No., street, city, county, State and ZIP Code)

      NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                         [ ] FOB ORIGIN [X] OTHER (See below)
      c/o AMCS, LLC
      46400 Benedict Drive, Suite 209                                              -----------------------------------------------
      STERLING, VA.     20164                                                      9. DISCOUNT FOR PROMPT PAYMENT

                                                                                                    NET 3

                                                                                   -----------------------------------------------
                                                                                   10. SUBMIT INVOICES              ITEM
                                                                                   (4 copies unless otherwise
-------------------------------------------------------------------------------    specified) TO THE                SEE SECTION G
CODE           1U6Y9                          FACILITY CODE                        ADDRESS SHOWN IN:
----------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                  CODE                    12. PAYMENT WILL BE MADE BY                      CODE     F25700
                                           ------------------ DFAS-OM/FPB-CRAF
                                                              P.O. Box 7020
                                                              Bellevue, NE      680051920
----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND                   14. ACCOUNTING AND APPROPRIATION DATA
    OPEN COMPETITION:                                         will be cited on Delivery Orders

 [X] 10 USC 2304 (c)(  3  )  [ ] 41 USC 253(c) (     )
----------------------------------------------------------------------------------------------------------------------------------
    15A. ITEM NO.         15B. SUPPLIES/SERVICES                  15C. QUANTITY      15D. UNIT   15E. UNIT PRICE    15F. AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                    SEE SCHEDULE

                                                                                                                     (ESTIMATED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                           15G. TOTAL AMOUNT OF CONTRACT           $369,066,995.89
==================================================================================================================================
                                                       16. TABLE OF CONTENTS
----------------------------------------------------------------------------------------------------------------------------------
 (X)   SEC.               DESCRIPTION                 PAGE(S)   (X)   SEC.                 DESCRIPTION                     PAGE(S)
----------------------------------------------------------------------------------------------------------------------------------
                     PART I - THE SCHEDULE                                         PART II - CONTRACT CLAUSES
----------------------------------------------------------------------------------------------------------------------------------
 [X]    A     SOLICITATION/CONTRACT FORM                1       [X]    I   CONTRACT CLAUSES                                   7
----------------------------------------------------------------------------------------------------------------------------------
 [X]    B     SUPPLIES OR SERVICES AND PRICES/COST     15           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
----------------------------------------------------------------------------------------------------------------------------------
 [X]    C     DESCRIPTION/SPECS./WORK STATEMENT         1       [X]    J   LIST OF ATTACHMENTS                                1
----------------------------------------------------------------------------------------------------------------------------------
 [ ]    D     PACKAGING AND MARKING                                       PART IV - REPRESENTATIONS AND INSTRUCTIONS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    E     INSPECTION AND ACCEPTANCE                 1       [X]    K   REPRESENTATIONS, CERTIFICATIONS AND
--------------------------------------------------------------             OTHER STATEMENTS OF OFFERORS                    By Ref
 [X]    F     DELIVERIES OR PERFORMANCE                 2
----------------------------------------------------------------------------------------------------------------------------------
 [X]    G     CONTRACT ADMINISTRATION DATA              2       [ ]    L   INSTRS., CONDS., AND NOTICES TO OFFERORS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    H     SPECIAL CONTRACT REQUIREMENTS            14       [ ]    M   EVALUATION FACTORS FOR AWARD
----------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is      18. [ ] AWARD (Contractor is not required to sign this document.)
required to sign this document and return 1 copies to         Your offer on Solicitation Number                , including the
issuing office.) Contractor agrees to furnish and deliver                                       ---------------
all items or perform all the services set forth or            additions or changes made by you which additions or changes are set
otherwise identified above and on any continuation sheets     forth in full above, is hereby accepted as to the items listed above
for the consideration stated herein. The rights and           and on any continuation sheets. This award consummates the contract
obligations of the parties to this contract shall be          which consists of the following documents: (a) the Government's
subject to and governed by the following documents:           solicitation and your offer, and (b) this award/contract. No further
(a) this award/contract, (b) the solicitation, if any,        contractual document is necessary.
and (c) such provisions, representations, certifications,
and specifications, as are attached or incorporated by
reference herein. (Attachments are listed herein.)

----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                 20A. NAME OF CONTRACTING OFFICER
     William G. Brunger                                       GINA K. LEE
     VP Network                                               GINA.LEE@SCOTT.AF.MIL                            (618) 229-2511
----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                19C. DATE SIGNED       20B. UNITED STATES OF AMERICA                  20C. DATE SIGNED

BY /s/ William G. Brunger                  9/11/03            BY /s/ Gina K. Lee                                12 Sep 2003
  ----------------------------------                            --------------------------------------
     (Signature of person                                         (Signature of Contracting Officer)
      authorized to sign)
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                    26-107                              STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE               Form designed using PerForm Pro software.           Prescribed by GSA
                                                                                            FAR (48 CFR) 53.214(a)

----------------------------------------------------------------------------------------------------------------------------------
          AWARD/CONTRACT                      1. THIS CONTRACT IS A RATED ORDER                 RATING              PAGE OF PAGE
                                                 UNDER DPAS (15 CFR 350)                                             1       1
----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO.          3. EFFECTIVE DATE                4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
               F11626-03-D-0024                   01 OCT 2003                                  See Schedule
----------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                          CODE     FA4428         6. ADMINISTERED BY (if other than Item 5)        CODE     FA4428

HQ AMC/DOYAI                                                  HQ AMC/DOYMA
402 Scott Dr., Unit 3A1                                       402 Scott Dr., Unit 3A1
Scott AFB, IL      62225-5302                                 Scott AFB, IL      62225-5302

Deborah J. Wagener                    (618) 229-4318
----------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR                                                  8. DELIVERY
   (No., street, city, county, State and ZIP Code)

      NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                         [ ] FOB ORIGIN [X] OTHER (See below)
      c/o AMCS, LLC
      46400 Benedict Drive, Suite 209                                              -----------------------------------------------
      STERLING, VA.     20164                                                      9. DISCOUNT FOR PROMPT PAYMENT

                                                                                                    NET 3

                                                                                   -----------------------------------------------
                                                                                   10. SUBMIT INVOICES              ITEM
                                                                                   (4 copies unless otherwise
-------------------------------------------------------------------------------    specified) TO THE                SEE SECTION G
CODE           1U6Y9                          FACILITY CODE                        ADDRESS SHOWN IN:
----------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                  CODE                    12. PAYMENT WILL BE MADE BY                      CODE     F25700
                                           ------------------ DFAS-OM/FPB-CRAF
                                                              P.O. Box 7020
                                                              Bellevue, NE      680051920
----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND                   14. ACCOUNTING AND APPROPRIATION DATA
    OPEN COMPETITION:                                         will be cited on Delivery Orders

 [X] 10 USC 2304 (c)(  3  )  [ ] 41 USC 253(c) (     )
----------------------------------------------------------------------------------------------------------------------------------
    15A. ITEM NO.         15B. SUPPLIES/SERVICES                  15C. QUANTITY      15D. UNIT   15E. UNIT PRICE    15F. AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                    SEE SCHEDULE

                                                                                                                     (ESTIMATED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                           15G. TOTAL AMOUNT OF CONTRACT           $369,066,995.89
==================================================================================================================================
                                                       16. TABLE OF CONTENTS
----------------------------------------------------------------------------------------------------------------------------------
 (X)   SEC.               DESCRIPTION                 PAGE(S)   (X)   SEC.                 DESCRIPTION                     PAGE(S)
----------------------------------------------------------------------------------------------------------------------------------
                     PART I - THE SCHEDULE                                         PART II - CONTRACT CLAUSES
----------------------------------------------------------------------------------------------------------------------------------
 [X]    A     SOLICITATION/CONTRACT FORM                1       [X]    I   CONTRACT CLAUSES                                   7
----------------------------------------------------------------------------------------------------------------------------------
 [X]    B     SUPPLIES OR SERVICES AND PRICES/COST     15           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
----------------------------------------------------------------------------------------------------------------------------------
 [X]    C     DESCRIPTION/SPECS./WORK STATEMENT         1       [X]    J   LIST OF ATTACHMENTS                                1
----------------------------------------------------------------------------------------------------------------------------------
 [ ]    D     PACKAGING AND MARKING                                       PART IV - REPRESENTATIONS AND INSTRUCTIONS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    E     INSPECTION AND ACCEPTANCE                 1       [X]    K   REPRESENTATIONS, CERTIFICATIONS AND
--------------------------------------------------------------             OTHER STATEMENTS OF OFFERORS                    By Ref
 [X]    F     DELIVERIES OR PERFORMANCE                 2
----------------------------------------------------------------------------------------------------------------------------------
 [X]    G     CONTRACT ADMINISTRATION DATA              2       [ ]    L   INSTRS., CONDS., AND NOTICES TO OFFERORS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    H     SPECIAL CONTRACT REQUIREMENTS            14       [ ]    M   EVALUATION FACTORS FOR AWARD
----------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is      18. [ ] AWARD (Contractor is not required to sign this document.)
required to sign this document and return 1 copies to         Your offer on Solicitation Number                , including the
issuing office.) Contractor agrees to furnish and deliver                                       ---------------
all items or perform all the services set forth or            additions or changes made by you which additions or changes are set
otherwise identified above and on any continuation sheets     forth in full above, is hereby accepted as to the items listed above
for the consideration stated herein. The rights and           and on any continuation sheets. This award consummates the contract
obligations of the parties to this contract shall be          which consists of the following documents: (a) the Government's
subject to and governed by the following documents:           solicitation and your offer, and (b) this award/contract. No further
(a) this award/contract, (b) the solicitation, if any,        contractual document is necessary.
and (c) such provisions, representations, certifications,
and specifications, as are attached or incorporated by
reference herein. (Attachments are listed herein.)


----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                 20A. NAME OF CONTRACTING OFFICER
  Dan Cupertino                                               GINA K. LEE
  Managing Director - Agency, Leisure & Segm. Sls             GINA.LEE@SCOTT.AF.MIL                            (618) 229-2511
----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                19C. DATE SIGNED       20B. UNITED STATES OF AMERICA                  20C. DATE SIGNED

BY /s/ Dan Cupertino                       9/12/03            BY /s/ Gina K. Lee                                12 Sep 2003
  ----------------------------------                            --------------------------------------
     (Signature of person                                          (Signature of Contracting Officer)
      authorized to sign)
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                    26-107                              STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE               Form designed using PerForm Pro software.           Prescribed by GSA
                                                                                            FAR (48 CFR) 53.214(a)

----------------------------------------------------------------------------------------------------------------------------------
          AWARD/CONTRACT                      1. THIS CONTRACT IS A RATED ORDER                 RATING              PAGE OF PAGE
                                                 UNDER DPAS (15 CFR 350)                                             1       1
----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO.          3. EFFECTIVE DATE                4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
               F11626-03-D-0024                   01 OCT 2003                                  See Schedule
----------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                          CODE     FA4428         6. ADMINISTERED BY (if other than Item 5)        CODE     FA4428

HQ AMC/DOYAI                                                  HQ AMC/DOYMA
402 Scott Dr., Unit 3A1                                       402 Scott Dr., Unit 3A1
Scott AFB, IL      62225-5302                                 Scott AFB, IL      62225-5302

Deborah J. Wagener                    (618) 229-4318
----------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR                                                  8. DELIVERY
   (No., street, city, county, State and ZIP Code)

      NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                         [ ] FOB ORIGIN [X] OTHER (See below)
      c/o AMCS, LLC
      46400 Benedict Drive, Suite 209                                              -----------------------------------------------
      STERLING, VA.     20164                                                      9. DISCOUNT FOR PROMPT PAYMENT

                                                                                                    NET 3

                                                                                   -----------------------------------------------
                                                                                   10. SUBMIT INVOICES              ITEM
                                                                                   (4 copies unless otherwise
-------------------------------------------------------------------------------    specified) TO THE                SEE SECTION G
CODE           1U6Y9                          FACILITY CODE                        ADDRESS SHOWN IN:
----------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                  CODE                    12. PAYMENT WILL BE MADE BY                      CODE     F25700
                                           ------------------ DFAS-OM/FPB-CRAF
                                                              P.O. Box 7020
                                                              Bellevue, NE      680051920
----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND                   14. ACCOUNTING AND APPROPRIATION DATA
    OPEN COMPETITION:                                         will be cited on Delivery Orders

 [X] 10 USC 2304 (c)(  3  )  [ ] 41 USC 253(c) (     )
----------------------------------------------------------------------------------------------------------------------------------
    15A. ITEM NO.         15B. SUPPLIES/SERVICES                  15C. QUANTITY      15D. UNIT   15E. UNIT PRICE    15F. AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                    SEE SCHEDULE

                                                                                                                     (ESTIMATED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                           15G. TOTAL AMOUNT OF CONTRACT           $369,066,995.89
==================================================================================================================================
                                                       16. TABLE OF CONTENTS
----------------------------------------------------------------------------------------------------------------------------------
 (X)   SEC.               DESCRIPTION                 PAGE(S)   (X)   SEC.                 DESCRIPTION                     PAGE(S)
----------------------------------------------------------------------------------------------------------------------------------
                     PART I - THE SCHEDULE                                         PART II - CONTRACT CLAUSES
----------------------------------------------------------------------------------------------------------------------------------
 [X]    A     SOLICITATION/CONTRACT FORM                1       [X]    I   CONTRACT CLAUSES                                   7
----------------------------------------------------------------------------------------------------------------------------------
 [X]    B     SUPPLIES OR SERVICES AND PRICES/COST     15           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
----------------------------------------------------------------------------------------------------------------------------------
 [X]    C     DESCRIPTION/SPECS./WORK STATEMENT         1       [X]    J   LIST OF ATTACHMENTS                                1
----------------------------------------------------------------------------------------------------------------------------------
 [ ]    D     PACKAGING AND MARKING                                       PART IV - REPRESENTATIONS AND INSTRUCTIONS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    E     INSPECTION AND ACCEPTANCE                 1       [X]    K   REPRESENTATIONS, CERTIFICATIONS AND
--------------------------------------------------------------             OTHER STATEMENTS OF OFFERORS                    By Ref
 [X]    F     DELIVERIES OR PERFORMANCE                 2
----------------------------------------------------------------------------------------------------------------------------------
 [X]    G     CONTRACT ADMINISTRATION DATA              2       [ ]    L   INSTRS., CONDS., AND NOTICES TO OFFERORS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    H     SPECIAL CONTRACT REQUIREMENTS            14       [ ]    M   EVALUATION FACTORS FOR AWARD
----------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is      18. [ ] AWARD (Contractor is not required to sign this document.)
required to sign this document and return 1 copies to         Your offer on Solicitation Number                , including the
issuing office.) Contractor agrees to furnish and deliver                                       ---------------
all items or perform all the services set forth or            additions or changes made by you which additions or changes are set
otherwise identified above and on any continuation sheets     forth in full above, is hereby accepted as to the items listed above
for the consideration stated herein. The rights and           and on any continuation sheets. This award consummates the contract
obligations of the parties to this contract shall be          which consists of the following documents: (a) the Government's
subject to and governed by the following documents:           solicitation and your offer, and (b) this award/contract. No further
(a) this award/contract, (b) the solicitation, if any,        contractual document is necessary.
and (c) such provisions, representations, certifications,
and specifications, as are attached or incorporated by
reference herein. (Attachments are listed herein.)

----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                 20A. NAME OF CONTRACTING OFFICER
John L. Palo                                                  GINA K. LEE
VP of Planning, Military and Gov't Contracts                  GINA.LEE@SCOTT.AF.MIL                            (618) 229-2511
----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                19C. DATE SIGNED       20B. UNITED STATES OF AMERICA                  20C. DATE SIGNED

BY /s/ John L. Palo                    9 September 2003       BY /s/ Gina K. Lee                                12 Sep 2003
  ----------------------------------                            --------------------------------------
     (Signature of person                                          (Signature of Contracting Officer)
      authorized to sign)
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                    26-107                              STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE               Form designed using PerForm Pro software.           Prescribed by GSA
                                                                                            FAR (48 CFR) 53.214(a)

----------------------------------------------------------------------------------------------------------------------------------
          AWARD/CONTRACT                      1. THIS CONTRACT IS A RATED ORDER                 RATING              PAGE OF PAGE
                                                 UNDER DPAS (15 CFR 350)                                             1       1
----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO.          3. EFFECTIVE DATE                4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
               F11626-03-D-0024                   01 OCT 2003                                  See Schedule
----------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                          CODE     FA4428         6. ADMINISTERED BY (if other than Item 5)        CODE     FA4428

HQ AMC/DOYAI                                                  HQ AMC/DOYMA
402 Scott Dr., Unit 3A1                                       402 Scott Dr., Unit 3A1
Scott AFB, IL      62225-5302                                 Scott AFB, IL      62225-5302

Deborah J. Wagener                    (618) 229-4318
----------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR                                                  8. DELIVERY
   (No., street, city, county, State and ZIP Code)

      NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                         [ ] FOB ORIGIN [X] OTHER (See below)
      c/o AMCS, LLC
      46400 Benedict Drive, Suite 209                                              -----------------------------------------------
      STERLING, VA.     20164                                                      9. DISCOUNT FOR PROMPT PAYMENT

                                                                                                    NET 3

                                                                                   -----------------------------------------------
                                                                                   10. SUBMIT INVOICES              ITEM
                                                                                   (4 copies unless otherwise
-------------------------------------------------------------------------------    specified) TO THE                SEE SECTION G
CODE           1U6Y9                          FACILITY CODE                        ADDRESS SHOWN IN:
----------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                  CODE                    12. PAYMENT WILL BE MADE BY                      CODE     F25700
                                           ------------------ DFAS-OM/FPB-CRAF
                                                              P.O. Box 7020
                                                              Bellevue, NE      680051920
----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND                   14. ACCOUNTING AND APPROPRIATION DATA
    OPEN COMPETITION:                                         will be cited on Delivery Orders

 [X] 10 USC 2304 (c)(  3  )  [ ] 41 USC 253(c) (     )
----------------------------------------------------------------------------------------------------------------------------------
    15A. ITEM NO.         15B. SUPPLIES/SERVICES                  15C. QUANTITY      15D. UNIT   15E. UNIT PRICE    15F. AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                    SEE SCHEDULE

                                                                                                                     (ESTIMATED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                           15G. TOTAL AMOUNT OF CONTRACT           $369,066,995.89
==================================================================================================================================
                                                       16. TABLE OF CONTENTS
----------------------------------------------------------------------------------------------------------------------------------
 (X)   SEC.               DESCRIPTION                 PAGE(S)   (X)   SEC.                 DESCRIPTION                     PAGE(S)
----------------------------------------------------------------------------------------------------------------------------------
                     PART I - THE SCHEDULE                                         PART II - CONTRACT CLAUSES
----------------------------------------------------------------------------------------------------------------------------------
 [X]    A     SOLICITATION/CONTRACT FORM                1       [X]    I   CONTRACT CLAUSES                                   7
----------------------------------------------------------------------------------------------------------------------------------
 [X]    B     SUPPLIES OR SERVICES AND PRICES/COST     15           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
----------------------------------------------------------------------------------------------------------------------------------
 [X]    C     DESCRIPTION/SPECS./WORK STATEMENT         1       [X]    J   LIST OF ATTACHMENTS                                1
----------------------------------------------------------------------------------------------------------------------------------
 [ ]    D     PACKAGING AND MARKING                                       PART IV - REPRESENTATIONS AND INSTRUCTIONS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    E     INSPECTION AND ACCEPTANCE                 1       [X]    K   REPRESENTATIONS, CERTIFICATIONS AND
--------------------------------------------------------------             OTHER STATEMENTS OF OFFERORS                    By Ref
 [X]    F     DELIVERIES OR PERFORMANCE                 2
----------------------------------------------------------------------------------------------------------------------------------
 [X]    G     CONTRACT ADMINISTRATION DATA              2       [ ]    L   INSTRS., CONDS., AND NOTICES TO OFFERORS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    H     SPECIAL CONTRACT REQUIREMENTS            14       [ ]    M   EVALUATION FACTORS FOR AWARD
----------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is      18. [ ] AWARD (Contractor is not required to sign this document.)
required to sign this document and return 1 copies to         Your offer on Solicitation Number                , including the
issuing office.) Contractor agrees to furnish and deliver                                       ---------------
all items or perform all the services set forth or            additions or changes made by you which additions or changes are set
otherwise identified above and on any continuation sheets     forth in full above, is hereby accepted as to the items listed above
for the consideration stated herein. The rights and           and on any continuation sheets. This award consummates the contract
obligations of the parties to this contract shall be          which consists of the following documents: (a) the Government's
subject to and governed by the following documents:           solicitation and your offer, and (b) this award/contract. No further
(a) this award/contract, (b) the solicitation, if any,        contractual document is necessary.
and (c) such provisions, representations, certifications,
and specifications, as are attached or incorporated by
reference herein. (Attachments are listed herein.)

----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                 20A. NAME OF CONTRACTING OFFICER
                                                              GINA K. LEE
     Edward F. Dascoli - Staff VP Operations                  GINA.LEE@SCOTT.AF.MIL                            (618) 229-2511
----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                19C. DATE SIGNED       20B. UNITED STATES OF AMERICA                  20C. DATE SIGNED

BY /s/ Edward F. Dascoli                 09 Sept 2003         BY /s/ Gina K. Lee                                12 Sep 2003
  ----------------------------------                            --------------------------------------
     (Signature of person                                          (Signature of Contracting Officer)
      authorized to sign)
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                    26-107                              STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE               Form designed using PerForm Pro software.           Prescribed by GSA
                                                                                            FAR (48 CFR) 53.214(a)

----------------------------------------------------------------------------------------------------------------------------------
          AWARD/CONTRACT                      1. THIS CONTRACT IS A RATED ORDER                 RATING              PAGE OF PAGE
                                                 UNDER DPAS (15 CFR 350)                                             1       1
----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO.          3. EFFECTIVE DATE                4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
               F11626-03-D-0024                   01 OCT 2003                                  See Schedule
----------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                          CODE     FA4428         6. ADMINISTERED BY (if other than Item 5)        CODE     FA4428

HQ AMC/DOYAI                                                  HQ AMC/DOYMA
402 Scott Dr., Unit 3A1                                       402 Scott Dr., Unit 3A1
Scott AFB, IL      62225-5302                                 Scott AFB, IL      62225-5302

Deborah J. Wagener                    (618) 229-4318
----------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR                                                  8. DELIVERY
   (No., street, city, county, State and ZIP Code)

      NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                         [ ] FOB ORIGIN [X] OTHER (See below)
      c/o AMCS, LLC
      46400 Benedict Drive, Suite 209                                              -----------------------------------------------
      STERLING, VA.     20164                                                      9. DISCOUNT FOR PROMPT PAYMENT

                                                                                                    NET 3

                                                                                   -----------------------------------------------
                                                                                   10. SUBMIT INVOICES              ITEM
                                                                                   (4 copies unless otherwise
-------------------------------------------------------------------------------    specified) TO THE                SEE SECTION G
CODE           1U6Y9                          FACILITY CODE                        ADDRESS SHOWN IN:
----------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                  CODE                    12. PAYMENT WILL BE MADE BY                      CODE     F25700
                                           ------------------ DFAS-OM/FPB-CRAF
                                                              P.O. Box 7020
                                                              Bellevue, NE      680051920
----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND                   14. ACCOUNTING AND APPROPRIATION DATA
    OPEN COMPETITION:                                         will be cited on Delivery Orders

 [X] 10 USC 2304 (c)(  3  )  [ ] 41 USC 253(c) (     )
----------------------------------------------------------------------------------------------------------------------------------
    15A. ITEM NO.         15B. SUPPLIES/SERVICES                  15C. QUANTITY      15D. UNIT   15E. UNIT PRICE    15F. AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                    SEE SCHEDULE

                                                                                                                     (ESTIMATED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                           15G. TOTAL AMOUNT OF CONTRACT           $369,066,995.89
==================================================================================================================================
                                                       16. TABLE OF CONTENTS
----------------------------------------------------------------------------------------------------------------------------------
 (X)   SEC.               DESCRIPTION                 PAGE(S)   (X)   SEC.                 DESCRIPTION                     PAGE(S)
----------------------------------------------------------------------------------------------------------------------------------
                     PART I - THE SCHEDULE                                         PART II - CONTRACT CLAUSES
----------------------------------------------------------------------------------------------------------------------------------
 [X]    A     SOLICITATION/CONTRACT FORM                1       [X]    I   CONTRACT CLAUSES                                   7
----------------------------------------------------------------------------------------------------------------------------------
 [X]    B     SUPPLIES OR SERVICES AND PRICES/COST     15           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
----------------------------------------------------------------------------------------------------------------------------------
 [X]    C     DESCRIPTION/SPECS./WORK STATEMENT         1       [X]    J   LIST OF ATTACHMENTS                                1
----------------------------------------------------------------------------------------------------------------------------------
 [ ]    D     PACKAGING AND MARKING                                       PART IV - REPRESENTATIONS AND INSTRUCTIONS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    E     INSPECTION AND ACCEPTANCE                 1       [X]    K   REPRESENTATIONS, CERTIFICATIONS AND
--------------------------------------------------------------             OTHER STATEMENTS OF OFFERORS                    By Ref
 [X]    F     DELIVERIES OR PERFORMANCE                 2
----------------------------------------------------------------------------------------------------------------------------------
 [X]    G     CONTRACT ADMINISTRATION DATA              2       [ ]    L   INSTRS., CONDS., AND NOTICES TO OFFERORS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    H     SPECIAL CONTRACT REQUIREMENTS            14       [ ]    M   EVALUATION FACTORS FOR AWARD
----------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is      18. [ ] AWARD (Contractor is not required to sign this document.)
required to sign this document and return 1 copies to         Your offer on Solicitation Number                , including the
issuing office.) Contractor agrees to furnish and deliver                                       ---------------
all items or perform all the services set forth or            additions or changes made by you which additions or changes are set
otherwise identified above and on any continuation sheets     forth in full above, is hereby accepted as to the items listed above
for the consideration stated herein. The rights and           and on any continuation sheets. This award consummates the contract
obligations of the parties to this contract shall be          which consists of the following documents: (a) the Government's
subject to and governed by the following documents:           solicitation and your offer, and (b) this award/contract. No further
(a) this award/contract, (b) the solicitation, if any,        contractual document is necessary.
and (c) such provisions, representations, certifications,
and specifications, as are attached or incorporated by
reference herein. (Attachments are listed herein.)


----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                 20A. NAME OF CONTRACTING OFFICER
                                                              GINA K. LEE
      Bert Ling, Manager-Government Sales                     GINA.LEE@SCOTT.AF.MIL                            (618) 229-2511
----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                19C. DATE SIGNED       20B. UNITED STATES OF AMERICA                  20C. DATE SIGNED

BY /s/ Bert Ling                            9/10/03           BY /s/ Gina K. Lee                                12 Sep 2003
  ----------------------------------                            --------------------------------------
     (Signature of person                                         (Signature of Contracting Officer)
      authorized to sign)
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                    26-107                              STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE               Form designed using PerForm Pro software.           Prescribed by GSA
                                                                                            FAR (48 CFR) 53.214(a)

----------------------------------------------------------------------------------------------------------------------------------
          AWARD/CONTRACT                      1. THIS CONTRACT IS A RATED ORDER                 RATING              PAGE OF PAGE
                                                 UNDER DPAS (15 CFR 350)                                             1       1
----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO.          3. EFFECTIVE DATE                4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
               F11626-03-D-0024                   01 OCT 2003                                  See Schedule
----------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                          CODE     FA4428         6. ADMINISTERED BY (if other than Item 5)        CODE     FA4428

HQ AMC/DOYAI                                                  HQ AMC/DOYMA
402 Scott Dr., Unit 3A1                                       402 Scott Dr., Unit 3A1
Scott AFB, IL      62225-5302                                 Scott AFB, IL      62225-5302

Deborah J. Wagener                    (618) 229-4318
----------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR                                                  8. DELIVERY
   (No., street, city, county, State and ZIP Code)

      NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                         [ ] FOB ORIGIN [X] OTHER (See below)
      c/o AMCS, LLC
      46400 Benedict Drive, Suite 209                                              -----------------------------------------------
      STERLING, VA.     20164                                                      9. DISCOUNT FOR PROMPT PAYMENT

                                                                                                    NET 3

                                                                                   -----------------------------------------------
                                                                                   10. SUBMIT INVOICES              ITEM
                                                                                   (4 copies unless otherwise
-------------------------------------------------------------------------------    specified) TO THE                SEE SECTION G
CODE           1U6Y9                          FACILITY CODE                        ADDRESS SHOWN IN:
----------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                  CODE                    12. PAYMENT WILL BE MADE BY                      CODE     F25700
                                           ------------------ DFAS-OM/FPB-CRAF
                                                              P.O. Box 7020
                                                              Bellevue, NE      680051920
----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND                   14. ACCOUNTING AND APPROPRIATION DATA
    OPEN COMPETITION:                                         will be cited on Delivery Orders

 [X] 10 USC 2304 (c)(  3  )  [ ] 41 USC 253(c) (     )
----------------------------------------------------------------------------------------------------------------------------------
    15A. ITEM NO.         15B. SUPPLIES/SERVICES                  15C. QUANTITY      15D. UNIT   15E. UNIT PRICE    15F. AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                    SEE SCHEDULE

                                                                                                                     (ESTIMATED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                           15G. TOTAL AMOUNT OF CONTRACT           $369,066,995.89
==================================================================================================================================
                                                       16. TABLE OF CONTENTS
----------------------------------------------------------------------------------------------------------------------------------
 (X)   SEC.               DESCRIPTION                 PAGE(S)   (X)   SEC.                 DESCRIPTION                     PAGE(S)
----------------------------------------------------------------------------------------------------------------------------------
                     PART I - THE SCHEDULE                                         PART II - CONTRACT CLAUSES
----------------------------------------------------------------------------------------------------------------------------------
 [X]    A     SOLICITATION/CONTRACT FORM                1       [X]    I   CONTRACT CLAUSES                                   7
----------------------------------------------------------------------------------------------------------------------------------
 [X]    B     SUPPLIES OR SERVICES AND PRICES/COST     15           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
----------------------------------------------------------------------------------------------------------------------------------
 [X]    C     DESCRIPTION/SPECS./WORK STATEMENT         1       [X]    J   LIST OF ATTACHMENTS                                1
----------------------------------------------------------------------------------------------------------------------------------
 [ ]    D     PACKAGING AND MARKING                                       PART IV - REPRESENTATIONS AND INSTRUCTIONS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    E     INSPECTION AND ACCEPTANCE                 1       [X]    K   REPRESENTATIONS, CERTIFICATIONS AND
--------------------------------------------------------------             OTHER STATEMENTS OF OFFERORS                    By Ref
 [X]    F     DELIVERIES OR PERFORMANCE                 2
----------------------------------------------------------------------------------------------------------------------------------
 [X]    G     CONTRACT ADMINISTRATION DATA              2       [ ]    L   INSTRS., CONDS., AND NOTICES TO OFFERORS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    H     SPECIAL CONTRACT REQUIREMENTS            14       [ ]    M   EVALUATION FACTORS FOR AWARD
----------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is      18. [ ] AWARD (Contractor is not required to sign this document.)
required to sign this document and return 1 copies to         Your offer on Solicitation Number                , including the
issuing office.) Contractor agrees to furnish and deliver                                       ---------------
all items or perform all the services set forth or            additions or changes made by you which additions or changes are set
otherwise identified above and on any continuation sheets     forth in full above, is hereby accepted as to the items listed above
for the consideration stated herein. The rights and           and on any continuation sheets. This award consummates the contract
obligations of the parties to this contract shall be          which consists of the following documents: (a) the Government's
subject to and governed by the following documents:           solicitation and your offer, and (b) this award/contract. No further
(a) this award/contract, (b) the solicitation, if any,        contractual document is necessary.
and (c) such provisions, representations, certifications,
and specifications, as are attached or incorporated by
reference herein. (Attachments are listed herein.)

----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                 20A. NAME OF CONTRACTING OFFICER
                                                              GINA K. LEE
LINDA M. MACLEAN  VICE PRESIDENT                              GINA.LEE@SCOTT.AF.MIL                            (618) 229-2511
----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                19C. DATE SIGNED       20B. UNITED STATES OF AMERICA                  20C. DATE SIGNED

BY /s/ Linda Maclean                        9/9/03            BY /s/ Gina K. Lee                                12 Sep 2003
  ----------------------------------                            --------------------------------------
     (Signature of person                                          (Signature of Contracting Officer)
      authorized to sign)
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                    26-107                              STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE               Form designed using PerForm Pro software.           Prescribed by GSA
                                                                                            FAR (48 CFR) 53.214(a)

----------------------------------------------------------------------------------------------------------------------------------
          AWARD/CONTRACT                      1. THIS CONTRACT IS A RATED ORDER                 RATING              PAGE OF PAGE
                                                 UNDER DPAS (15 CFR 350)                                             1       1
----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO.          3. EFFECTIVE DATE                4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
               F11626-03-D-0024                   01 OCT 2003                                  See Schedule
----------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                          CODE     FA4428         6. ADMINISTERED BY (if other than Item 5)        CODE     FA4428

HQ AMC/DOYAI                                                  HQ AMC/DOYMA
402 Scott Dr., Unit 3A1                                       402 Scott Dr., Unit 3A1
Scott AFB, IL      62225-5302                                 Scott AFB, IL      62225-5302

Deborah J. Wagener                    (618) 229-4318
----------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR                                                  8. DELIVERY
   (No., street, city, county, State and ZIP Code)

      NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                         [ ] FOB ORIGIN [X] OTHER (See below)
      c/o AMCS, LLC
      46400 Benedict Drive, Suite 209                                              -----------------------------------------------
      STERLING, VA.     20164                                                      9. DISCOUNT FOR PROMPT PAYMENT

                                                                                                    NET 3

                                                                                   -----------------------------------------------
                                                                                   10. SUBMIT INVOICES              ITEM
                                                                                   (4 copies unless otherwise
-------------------------------------------------------------------------------    specified) TO THE                SEE SECTION G
CODE           1U6Y9                          FACILITY CODE                        ADDRESS SHOWN IN:
----------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                  CODE                    12. PAYMENT WILL BE MADE BY                      CODE     F25700
                                           ------------------ DFAS-OM/FPB-CRAF
                                                              P.O. Box 7020
                                                              Bellevue, NE      680051920
----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND                   14. ACCOUNTING AND APPROPRIATION DATA
    OPEN COMPETITION:                                         will be cited on Delivery Orders

 [X] 10 USC 2304 (c)(  3  )  [ ] 41 USC 253(c) (     )
----------------------------------------------------------------------------------------------------------------------------------
    15A. ITEM NO.         15B. SUPPLIES/SERVICES                  15C. QUANTITY      15D. UNIT   15E. UNIT PRICE    15F. AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                    SEE SCHEDULE

                                                                                                                     (ESTIMATED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                           15G. TOTAL AMOUNT OF CONTRACT           $369,066,995.89
==================================================================================================================================
                                                       16. TABLE OF CONTENTS
----------------------------------------------------------------------------------------------------------------------------------
 (X)   SEC.               DESCRIPTION                 PAGE(S)   (X)   SEC.                 DESCRIPTION                     PAGE(S)
----------------------------------------------------------------------------------------------------------------------------------
                     PART I - THE SCHEDULE                                         PART II - CONTRACT CLAUSES
----------------------------------------------------------------------------------------------------------------------------------
 [X]    A     SOLICITATION/CONTRACT FORM                1       [X]    I   CONTRACT CLAUSES                                   7
----------------------------------------------------------------------------------------------------------------------------------
 [X]    B     SUPPLIES OR SERVICES AND PRICES/COST     15           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
----------------------------------------------------------------------------------------------------------------------------------
 [X]    C     DESCRIPTION/SPECS./WORK STATEMENT         1       [X]    J   LIST OF ATTACHMENTS                                1
----------------------------------------------------------------------------------------------------------------------------------
 [ ]    D     PACKAGING AND MARKING                                       PART IV - REPRESENTATIONS AND INSTRUCTIONS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    E     INSPECTION AND ACCEPTANCE                 1       [X]    K   REPRESENTATIONS, CERTIFICATIONS AND
--------------------------------------------------------------             OTHER STATEMENTS OF OFFERORS                    By Ref
 [X]    F     DELIVERIES OR PERFORMANCE                 2
----------------------------------------------------------------------------------------------------------------------------------
 [X]    G     CONTRACT ADMINISTRATION DATA              2       [ ]    L   INSTRS., CONDS., AND NOTICES TO OFFERORS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    H     SPECIAL CONTRACT REQUIREMENTS            14       [ ]    M   EVALUATION FACTORS FOR AWARD
----------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is      18. [ ] AWARD (Contractor is not required to sign this document.)
required to sign this document and return 1 copies to         Your offer on Solicitation Number                , including the
issuing office.) Contractor agrees to furnish and deliver                                       ---------------
all items or perform all the services set forth or            additions or changes made by you which additions or changes are set
otherwise identified above and on any continuation sheets     forth in full above, is hereby accepted as to the items listed above
for the consideration stated herein. The rights and           and on any continuation sheets. This award consummates the contract
obligations of the parties to this contract shall be          which consists of the following documents: (a) the Government's
subject to and governed by the following documents:           solicitation and your offer, and (b) this award/contract. No further
(a) this award/contract, (b) the solicitation, if any,        contractual document is necessary.
and (c) such provisions, representations, certifications,
and specifications, as are attached or incorporated by
reference herein. (Attachments are listed herein.)


----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                 20A. NAME OF CONTRACTING OFFICER
PATRICIA L BAKER, US AIRWAYS                                  GINA K. LEE
DIR,, GOV'T/MIL SALES                                         GINA.LEE@SCOTT.AF.MIL                            (618) 229-2511
----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                19C. DATE SIGNED       20B. UNITED STATES OF AMERICA                  20C. DATE SIGNED

BY /s/ Patricia L. Baker                    9-10-03           BY /s/ Gina K. Lee                                12 Sep 2003
  ----------------------------------                            --------------------------------------
     (Signature of person                                          (Signature of Contracting Officer)
      authorized to sign)
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                    26-107                              STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE               Form designed using PerForm Pro software.           Prescribed by GSA
                                                                                            FAR (48 CFR) 53.214(a)

----------------------------------------------------------------------------------------------------------------------------------
          AWARD/CONTRACT                      1. THIS CONTRACT IS A RATED ORDER                 RATING              PAGE OF PAGE
                                                 UNDER DPAS (15 CFR 350)                                             1       1
----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO.          3. EFFECTIVE DATE                4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
               F11626-03-D-0024                   01 OCT 2003                                  See Schedule
----------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                          CODE     FA4428         6. ADMINISTERED BY (if other than Item 5)        CODE     FA4428

HQ AMC/DOYAI                                                  HQ AMC/DOYMA
402 Scott Dr., Unit 3A1                                       402 Scott Dr., Unit 3A1
Scott AFB, IL      62225-5302                                 Scott AFB, IL      62225-5302

Deborah J. Wagener                    (618) 229-4318
----------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR                                                  8. DELIVERY
   (No., street, city, county, State and ZIP Code)

      NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                         [ ] FOB ORIGIN [X] OTHER (See below)
      c/o AMCS, LLC
      46400 Benedict Drive, Suite 209                                              -----------------------------------------------
      STERLING, VA.     20164                                                      9. DISCOUNT FOR PROMPT PAYMENT

                                                                                                    NET 3

                                                                                   -----------------------------------------------
                                                                                   10. SUBMIT INVOICES              ITEM
                                                                                   (4 copies unless otherwise
-------------------------------------------------------------------------------    specified) TO THE                SEE SECTION G
CODE           1U6Y9                          FACILITY CODE                        ADDRESS SHOWN IN:
----------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                  CODE                    12. PAYMENT WILL BE MADE BY                      CODE     F25700
                                           ------------------ DFAS-OM/FPB-CRAF
                                                              P.O. Box 7020
                                                              Bellevue, NE      680051920
----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND                   14. ACCOUNTING AND APPROPRIATION DATA
    OPEN COMPETITION:                                         will be cited on Delivery Orders

 [X] 10 USC 2304 (c)(  3  )  [ ] 41 USC 253(c) (     )
----------------------------------------------------------------------------------------------------------------------------------
    15A. ITEM NO.         15B. SUPPLIES/SERVICES                  15C. QUANTITY      15D. UNIT   15E. UNIT PRICE    15F. AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                    SEE SCHEDULE

                                                                                                                     (ESTIMATED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                           15G. TOTAL AMOUNT OF CONTRACT           $369,066,995.89
==================================================================================================================================
                                                       16. TABLE OF CONTENTS
----------------------------------------------------------------------------------------------------------------------------------
 (X)   SEC.               DESCRIPTION                 PAGE(S)   (X)   SEC.                 DESCRIPTION                     PAGE(S)
----------------------------------------------------------------------------------------------------------------------------------
                     PART I - THE SCHEDULE                                         PART II - CONTRACT CLAUSES
----------------------------------------------------------------------------------------------------------------------------------
 [X]    A     SOLICITATION/CONTRACT FORM                1       [X]    I   CONTRACT CLAUSES                                   7
----------------------------------------------------------------------------------------------------------------------------------
 [X]    B     SUPPLIES OR SERVICES AND PRICES/COST     15           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
----------------------------------------------------------------------------------------------------------------------------------
 [X]    C     DESCRIPTION/SPECS./WORK STATEMENT         1       [X]    J   LIST OF ATTACHMENTS                                1
----------------------------------------------------------------------------------------------------------------------------------
 [ ]    D     PACKAGING AND MARKING                                       PART IV - REPRESENTATIONS AND INSTRUCTIONS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    E     INSPECTION AND ACCEPTANCE                 1       [X]    K   REPRESENTATIONS, CERTIFICATIONS AND
--------------------------------------------------------------             OTHER STATEMENTS OF OFFERORS                    By Ref
 [X]    F     DELIVERIES OR PERFORMANCE                 2
----------------------------------------------------------------------------------------------------------------------------------
 [X]    G     CONTRACT ADMINISTRATION DATA              2       [ ]    L   INSTRS., CONDS., AND NOTICES TO OFFERORS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    H     SPECIAL CONTRACT REQUIREMENTS            14       [ ]    M   EVALUATION FACTORS FOR AWARD
----------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is      18. [ ] AWARD (Contractor is not required to sign this document.)
required to sign this document and return 1 copies to         Your offer on Solicitation Number                , including the
issuing office.) Contractor agrees to furnish and deliver                                       ---------------
all items or perform all the services set forth or            additions or changes made by you which additions or changes are set
otherwise identified above and on any continuation sheets     forth in full above, is hereby accepted as to the items listed above
for the consideration stated herein. The rights and           and on any continuation sheets. This award consummates the contract
obligations of the parties to this contract shall be          which consists of the following documents: (a) the Government's
subject to and governed by the following documents:           solicitation and your offer, and (b) this award/contract. No further
(a) this award/contract, (b) the solicitation, if any,        contractual document is necessary.
and (c) such provisions, representations, certifications,
and specifications, as are attached or incorporated by
reference herein. (Attachments are listed herein.)

----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                 20A. NAME OF CONTRACTING OFFICER
 John Ellington                                               GINA K. LEE
 President & Chief Operating Officer                          GINA.LEE@SCOTT.AF.MIL                            (618) 229-2511
----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                19C. DATE SIGNED       20B. UNITED STATES OF AMERICA                  20C. DATE SIGNED

BY /s/ John Ellington                       9-9-03            BY /s/ Gina K. Lee                                12 Sep 2003
  ------------------------------                                --------------------------------------
     (Signature of person                                         (Signature of Contracting Officer)
      authorized to sign)
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                    26-107                              STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE               Form designed using PerForm Pro software.           Prescribed by GSA
                                                                                            FAR (48 CFR) 53.214(a)

----------------------------------------------------------------------------------------------------------------------------------
          AWARD/CONTRACT                      1. THIS CONTRACT IS A RATED ORDER                 RATING              PAGE OF PAGE
                                                 UNDER DPAS (15 CFR 350)                                             1       1
----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO.          3. EFFECTIVE DATE                4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
               F11626-03-D-0024                                                                See Schedule
----------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                          CODE     FA4428         6. ADMINISTERED BY (if other than Item 5)        CODE     FA4428

HQ AMC/DOYAI                                                  HQ AMC/DOYMA
402 Scott Dr., Unit 3A1                                       402 Scott Dr., Unit 3A1
Scott AFB, IL      62225-5302                                 Scott AFB, IL      62225-5302

Deborah J. Wagener                    (618) 229-4318
----------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR                                                  8. DELIVERY
   (No., street, city, county, State and ZIP Code)

      NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                         [ ] FOB ORIGIN [X] OTHER (See below)
      c/o AMCS, LLC
      46400 Benedict Drive, Suite 209                                              -----------------------------------------------
      STERLING, VA.     20164                                                      9. DISCOUNT FOR PROMPT PAYMENT

                                                                                                    NET 3

                                                                                   -----------------------------------------------
                                                                                   10. SUBMIT INVOICES              ITEM
                                                                                   (4 copies unless otherwise
-------------------------------------------------------------------------------    specified) TO THE                SEE SECTION G
CODE           1U6Y9                          FACILITY CODE                        ADDRESS SHOWN IN:
----------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                  CODE                    12. PAYMENT WILL BE MADE BY                      CODE     F25700
                                           ------------------ DFAS-OM/FPB-CRAF
                                                              P.O. Box 7020
                                                              Bellevue, NE      680051920
----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND                   14. ACCOUNTING AND APPROPRIATION DATA
    OPEN COMPETITION:                                         will be cited on Delivery Orders

 [X] 10 USC 2304 (c)(  3  )  [ ] 41 USC 253(c) (     )
----------------------------------------------------------------------------------------------------------------------------------
    15A. ITEM NO.         15B. SUPPLIES/SERVICES                  15C. QUANTITY      15D. UNIT   15E. UNIT PRICE    15F. AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                    SEE SCHEDULE

                                                                                                                     (ESTIMATED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                           15G. TOTAL AMOUNT OF CONTRACT           $369,066,995.89
==================================================================================================================================
                                                       16. TABLE OF CONTENTS
----------------------------------------------------------------------------------------------------------------------------------
 (X)   SEC.               DESCRIPTION                 PAGE(S)   (X)   SEC.                 DESCRIPTION                     PAGE(S)
----------------------------------------------------------------------------------------------------------------------------------
                     PART I - THE SCHEDULE                                         PART II - CONTRACT CLAUSES
----------------------------------------------------------------------------------------------------------------------------------
 [X]    A     SOLICITATION/CONTRACT FORM                1       [X]    I   CONTRACT CLAUSES                                   7
----------------------------------------------------------------------------------------------------------------------------------
 [X]    B     SUPPLIES OR SERVICES AND PRICES/COST     15           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
----------------------------------------------------------------------------------------------------------------------------------
 [X]    C     DESCRIPTION/SPECS./WORK STATEMENT         1       [X]    J   LIST OF ATTACHMENTS                                1
----------------------------------------------------------------------------------------------------------------------------------
 [ ]    D     PACKAGING AND MARKING                                       PART IV - REPRESENTATIONS AND INSTRUCTIONS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    E     INSPECTION AND ACCEPTANCE                 1       [X]    K   REPRESENTATIONS, CERTIFICATIONS AND
--------------------------------------------------------------             OTHER STATEMENTS OF OFFERORS                    By Ref
 [X]    F     DELIVERIES OR PERFORMANCE                 2
----------------------------------------------------------------------------------------------------------------------------------
 [X]    G     CONTRACT ADMINISTRATION DATA              2       [ ]    L   INSTRS., CONDS., AND NOTICES TO OFFERORS
----------------------------------------------------------------------------------------------------------------------------------
 [X]    H     SPECIAL CONTRACT REQUIREMENTS            14       [ ]    M   EVALUATION FACTORS FOR AWARD
----------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is      18. [ ] AWARD (Contractor is not required to sign this document.)
required to sign this document and return 1 copies to         Your offer on Solicitation Number                , including the
issuing office.) Contractor agrees to furnish and deliver                                       ---------------
all items or perform all the services set forth or            additions or changes made by you which additions or changes are set
otherwise identified above and on any continuation sheets     forth in full above, is hereby accepted as to the items listed above
for the consideration stated herein. The rights and           and on any continuation sheets. This award consummates the contract
obligations of the parties to this contract shall be          which consists of the following documents: (a) the Government's
subject to and governed by the following documents:           solicitation and your offer, and (b) this award/contract. No further
(a) this award/contract, (b) the solicitation, if any,        contractual document is necessary.
and (c) such provisions, representations, certifications,
and specifications, as are attached or incorporated by
reference herein. (Attachments are listed herein.)


----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                 20A. NAME OF CONTRACTING OFFICER
                                                              GINA K. LEE
                                                              GINA.LEE@SCOTT.AF.MIL                            (618) 229-2511
----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                19C. DATE SIGNED       20B. UNITED STATES OF AMERICA                  20C. DATE SIGNED

BY                                                            BY
  ------------------------------                                --------------------------------------
     (Signature of person                                          (Signature of Contracting Officer)
      authorized to sign)
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                    26-107                              STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE               Form designed using PerForm Pro software.           Prescribed by GSA
                                                                                            FAR (48 CFR) 53.214(a)

-----------------------------------------------------------------------------------------------------------------------------
                                         REFERENCE NO. OF DOCUMENT BEING CONTINUED                 PAGES
      CONTINUATION SHEET
                                                       F11626-03-D-0024                                      B-1
-----------------------------------------------------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                                                Cage Code: 1U6Y9
-----------------------------------------------------------------------------------------------------------------------------
ITEM NO.                         SUPPLIES/SERVICES                       QUANTITY    UNIT     UNIT PRICE          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
  0001     REIMBURSABLES

           The following SUBCLIN identifies additional charges not included in the Uniform Rate which may be recognized and reimbursed at cost if incurred in the performance of this contract.

                                                                            NTE                                           NTE
 0001AA    REIMBURSABLES                                                     1       LOT    $ 17,950,000.00   $ 17,950,000.00
           Purchase Request - F7CRAF30410500

           Applicable US Taxes, Customs, Immigration, Federal
           Inspection Services Fees, Excess Baggage (Section B, para
           2a(1)); Demurrage (See Section B, para 2a(1)); and
           Eurocontrol (See para 2a(1)). Extraordinary Insurance Costs
           (must be approved by Contracting Officer, see Section B, para 2f(1)). Fuel Adjustment (Section B, para 2a(2)). Other costs not listed above as reimbursables which the Contracting Officer may determine appropriate and authorize on a case-by-case basis prior to Contractor incurring the costs. (For example, Government-directed Contractor care of passengers to include billeting and transportation during noncontrollable delays).

                                                                            NTE                                           NTE
 0001AB    MOBREP                                                            1       LOT    $     12,770.00   $     12,770.00
           Purchase Request - F7335030930200

           Attendance of two Contractor representatives at annual
           Mobilization Representative (MOBREP) conference. (See
           Section B, para 2b.)

                                                                            TBD                                           TBD
 0001AC    CAT A ACCESSORIAL CHARGES

           These costs shall include dangerous goods surcharge, dangerous goods certification, and courier movement. The rate for courier movement shall be equivalent to the purchase of a coach class commercial ticket on a passenger mission. No reimbursement for courier movement on cargo missions. Other costs not specifically addressed in this paragraph may be allowed as reimbursable, if determined appropriate and authorized by the Contracting Officer prior to the contractor incurring the cost.

                                                                            TBD                                           TBD
  0002     CONTINGENCY ALERT

           The Government may implement Contingency Alert prior to activation of the Civil Reserve Air Fleet (CRAF). Defined in SOW, para 4.28.

                                                                            TBD                                           TBD
  0003     CRAF ACTIVATION (CLINs 0003-0034)

           The Government may unilaterally increase the airlift and related support services to be performed hereunder up to and including the full capacity of all aircraft listed in SOW, Appendix 3A, as described in SOW, Appendix 5.

  0035     PEACETIME AIRLIFT SERVICE--LONG-TERM EXPANSION

                                                                         Estimated                                  Estimated
  0036     PEACETIME AIRLIFT SERVICE--EXPANSION (CLINs 0036-0065)            1       LOT    $167,224,285.00   $167,224,285.00

           The Government may from time to time during the period of performance of this contract, subject to the Contractor's acceptance, order expansion airlift services as described in Section H, paragraph 19. These services shall be paid in accordance with Section B, paragraph 2.

-----------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8067                                                                                 OPTIONAL FORM 336 (4-86)
                                                                                         Sponsored by GSA FAR (48 CFR) 53.110

-----------------------------------------------------------------------------------------------------------------------------
                                         REFERENCE NO. OF DOCUMENT BEING CONTINUED                 PAGES
      CONTINUATION SHEET
                                                       F11626-03-D-0024                                      B-2
-----------------------------------------------------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                                                Cage Code: 1U6Y9
-----------------------------------------------------------------------------------------------------------------------------
ITEM NO.                         SUPPLIES/SERVICES                       QUANTITY    UNIT     UNIT PRICE          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                                         Estimated                                 Estimated
  0066     PEACETIME AIRLIFT SERVICE--FIXED REQUIREMENTS--CAT A              1       LOT     $9,224,742.28     $9,224,742.28

           0066AA CAT A - FULL PALLET - GERMANY          $4,198,953.60

           0066AF CAT A - LESS THAN FULL PALLET -
                          GERMANY                        $   30,960.00

           0066AG CAT A - LESS THAN FULL PALLET
                          PIRMASENS, GERMANY
                          (MEDICAL PRIME VENDOR)         $2,368,800.00

           0066AM CAT A - LESS THAN FULL PALLET -
                          ALASKA                         $  629,268.68

           0066AQ CAT A - LESS THAN FULL PALLET
                          SAVAGE, MD TO GERMANY
                          (MEDICAL PRIME VENDOR)         $1,664,960.00

           0066AR CAT A - LESS THAN FULL PALLET
                          WAUKEGAN, IL TO GERMANY        $  109,800.00

           0066AS CAT A - LESS THAN FULL PALLET -
                          GERMANY DULUTH, GA TO
                          GERMANY (MEDICAL PRIME         $  222,000.00
                          VENDOR)

-----------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8067                                                                               OPTIONAL FORM 336 (4-86)
                                                                                       Sponsored by GSA FAR (48 CFR) 53.110

-----------------------------------------------------------------------------------------------------------------------------
                                         REFERENCE NO. OF DOCUMENT BEING CONTINUED                 PAGES
      CONTINUATION SHEET
                                                       F11626-03-D-0024                                      B-2a
-----------------------------------------------------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                                                Cage Code: 1U6Y9
-----------------------------------------------------------------------------------------------------------------------------
ITEM NO.                         SUPPLIES/SERVICES                       QUANTITY    UNIT     UNIT PRICE          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                                         Estimated                                 Estimated
 0066AA    CAT A - FULL PALLET - GERMANY                                 3,042,720   LBS        $1.38          $4,198,953.60

           ROUTE: DDSP (New Cumberland Facility) - Germany

           ALTERNATE ROUTE: DDSP-Mechanicsburg Facility

           SCHEDULE: Monday through Saturday

           OCT  253,560   APR  253,560
           NOV  253,560   MAY  253,560
           DEC  253,560   JUN  253,560
           JAN  253,560   JUL  253,560
           FEB  253,560   AUG  253,560
           MAR  253,560   SEP  253,560

           TOTAL # OF PALLETS ESTIMATED: 610

           TOTAL ESTIMATED POUNDS: 3,042,720

           MILEAGE 4136 - based on KMDT-EDOI, longest probable route

           DESTINATIONS:

           KMDT-EDOI (Vilseck)        - 4136 miles   $1.38 per pound
           KMDT-EDEK (Baumholder)     - 3957 miles   $1.38 per pound
           KMDT-ETIN (Kiingen)        - 4071 miles   $1.38 per pound
           KMDT-EDED (Kaiserslautern) - 3984 miles   $1.38 per pound
           KMDT-EDFM (Mannheim)       - 4011 miles   $1.38 per pound
           KMDT-EDEX (Fulda)          - 4024 miles   $1.38 per pound
           KMDT-ETEU (Giebelstadt)    - 4064 miles   $1.38 per pound
           KMDT-EDTK (Karlaruhe)      - 4019 miles   $1.38 per pound
           KMDT-EDOA (Schweinfurt)    - 4060 miles   $1.38 per pound
           KMDT-ETOU (Darmstadt)      - 3987 miles   $1.38 per pound
           No location indicator available for Darmstadt, used
           indicator for Weisbaden.
           KMDT-EDIK (Illesheim)      - 4087 miles   $1.38 per pound
           KMDT-ETID (Langendiebach)  - 4088 miles   $1.38 per pound
           No location indicator available for Langendiebach, used
           indicator for Hanau.
           KMDT-EDEF (Babenhausen)    - 4015 miles   $1.38 per pound
           KMDT-ETID (Hanau)          - 4008 miles   $1.38 per pound
           KMDT-ETOU (Wiesbaden)      - 3987 miles   $1.38 per pound
           KMDT-EDEH (Bad Krueznach)  - 3975 miles   $1.38 per pound
           KMDT-EDDT (Berlin)         - 4102 miles   $1.38 per pound
           KMDT-EDEB (Ansbach,
                Katterbach)           - 4102 miles   $1.38 per pound
           KMDT-ETAA (Pirmasens)      - 3996 miles   $1.38 per pound
           KMDT-ETID (Erlensee)       - 4008 miles   $1.38 per pound
           No location indicator available for Erlensee, used
           indicator for Hanau
           KMDT-ETID (Wachernheim)    - 4008 miles   $1.38 per pound
           No location indicator available for Wachernheim, used
           indicator for Hanau.
           KMDT-EDIP (Miesau)         - 3974 miles   $1.38 per pound
           No location indicator for Miesau, used indicator for
           Landatuhl.
           KMDT-EDEW (Fuerth)         - 4109 miles   $1.38 per pound
           KMDT-ETEJ (Bamberg)        - 4093 miles   $1.38 per pound
           KMDT-ETID (Friedberg)      - 4008 miles   $1.38 per pound
           No location indicator for Friedberg, used indicator for
           Hanau.
           KMDT-EDTK (Germersheim)    - 4019 miles   $1.38 per pound
           No location indicator for Germersheim, used indicator for
           Karlsruhe

           MINIMUM PALLET WEIGHTS: WIDEBODY     4,980 LBS
                                   NARROWBODY   3,750 LBS

-----------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8067                                                                                 OPTIONAL FORM 336 (4-86)
                                                                                         Sponsored by GSA FAR (48 CFR) 53.110

-----------------------------------------------------------------------------------------------------------------------------
                                         REFERENCE NO. OF DOCUMENT BEING CONTINUED                 PAGES
      CONTINUATION SHEET
                                                       F11626-03-D-0024                                      B-2b
-----------------------------------------------------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                                                Cage Code: 1U6Y9
-----------------------------------------------------------------------------------------------------------------------------
ITEM NO.                         SUPPLIES/SERVICES                       QUANTITY    UNIT     UNIT PRICE          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                                         Estimated                                Estimated
 0066AF    CAT A - LESS THAN FULL PALLET - GERMANY                        18,000     LBS        $1.72            $30,960.00

           ROUTE: Germany

           SCHEDULE: Monday through Friday

           OCT  1,500   APR  1,500
           NOV  1,500   MAY  1,500
           DEC  1,500   JUN  1,500
           JAN  1,500   JUL  1,500
           FEB  1,500   AUG  1,500
           MAR  1,500   SEP  1,500

           PICKUP POINTS:

           Defense Depot Richmond         Defense Depot Susquehanna
           8000 Jefferson Davis Highway   Mechanicsburg Facility
           Richmond, VA 23297-5900        5450 Carlisle Pike
                                          Mechanicsburg, PA 17055

           Defense Depot Tobyhanna        Defense Depot Norfolk
           Tobbyhanna, PA 18466-5092      Fleet Industrial Support Ctr
                                          Norfolk, VA 23512-0001

           Defense Depot Letterkenny      Defense Depot Susquehanna
           Chambersburg, PA 17201-4176    New Cumberland Facility
                                          New Cumberland,
                                          PA 17070-5001

           Defense Depot Charleston       Defense Depot Cherry Point
           Naval Supply Center            Marine Corps Air Station
           Charleston, SC 29408-5335      Cherry Point, NC  28533-0020

           Defense Depot Pensacola        Defense Depot Jacksonville
           Naval Air Station              Naval Air Station
           Pensacola, FL 32508-5021       Jacksonvile, FL 32212-0103

           Defense Depot Anniston         Defense Depot Albany
           Anniston, AL 36201-5021        Marine Corps Logistics Base
                                          Albany, GA 31704-1128

           Defense Depot Warner Robins    Defense Depot Columbus
           450 5th Street                 3990 E. Broad Street
           Robins AFB, GA 31098-1887      Columbus, OH 43216-5000

                   QUANTITY      ESTIMATED %
                    BREAKS       OF SHIPMENTS   PER LB

                Minimum Charge                  $100.00

                0-100                 8%        $  1.72

                101-200               4%        $  1.72

                201-500              20%        $  1.72

                501-1100             12%        $  1.72

                1101-2200            40%        $  1.72

                2201+                16%        $  1.72

           The pickup points will provide cargo shipments loose or on wooden pallets (40 x 48 inches). Wooden pallets will represent single customers. Pallets will be wrapped in plastic for easy of handling.

           NOTE: This SUBCLIN is subject to dimensional pricing as defined in the Uniform Rates and Rules for International
           Service.

-----------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8067                                                                                 OPTIONAL FORM 336 (4-86)
                                                                                         Sponsored by GSA FAR (48 CFR) 53.110

-----------------------------------------------------------------------------------------------------------------------------
                                         REFERENCE NO. OF DOCUMENT BEING CONTINUED                 PAGES
      CONTINUATION SHEET
                                                       F11626-03-D-0024                                      B-2c
-----------------------------------------------------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                                                Cage Code: 1U6Y9
-----------------------------------------------------------------------------------------------------------------------------
ITEM NO.                         SUPPLIES/SERVICES                       QUANTITY    UNIT     UNIT PRICE          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                                         Estimated                                Estimated
 0066AG    CAT A - LESS THAN FULL PALLET (MEDICAL PRIME VENDOR) -        1,260,000   LBS        $1.88         $2,368,800.00
           PIRMASENS, GERMANY

           ROUTE: Pirmasens, Germany

           SCHEDULE: Monday through Friday

           OCT 105,000   APR  105,000
           NOV 105,000   MAY  105,000
           DEC 105,000   JUN  105,000
           JAN 105,000   JUL  105,000
           FEB 105,000   AUG  105,000
           MAR 105,000   SEP  105,000

           PICKUP POINT:

           Medical Prime Vendor
           Bindley Western (Cardinal)
           #3 Girbaud Court
           Greensboro, NC 27407

                  QUANTITY       ESTIMATED %
                   BREAKS        OF SHIPMENTS   PER LB

                Minimum Charge                  $100.00

                0-100                36%        $  1.88

                101-200              16%        $  1.88

                201-500               9%        $  1.88

                501-1100              2%        $  1.88

                1101-2200             5%        $  1.88

                2201+                32%        $  1.88

           The pickup points will provide cargo shipments loose or on wooden pallets (40 x 48 inches). Wooden pallets will represent single customers. Pallets will be wrapped in plastic for ease of handling.

           NOTE: This SUBCLIN is subject to dimensional pricing as defined in the Uniform Rates and Rules for International
           Service.

-----------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8067                                                                                 OPTIONAL FORM 336 (4-86)
                                                                                         Sponsored by GSA FAR (48 CFR) 53.110

-----------------------------------------------------------------------------------------------------------------------------
                                         REFERENCE NO. OF DOCUMENT BEING CONTINUED                 PAGES
      CONTINUATION SHEET
                                                       F11626-03-D-0024                                      B-2d
-----------------------------------------------------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                                                Cage Code: 1U6Y9
-----------------------------------------------------------------------------------------------------------------------------
ITEM NO.                         SUPPLIES/SERVICES                       QUANTITY    UNIT     UNIT PRICE          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                                         Estimated                               Estimated
 0066AM    CAT A - LESS THAN FULL PALLET - ALASKA                         515,794    LBS        $1.22          $629,268.68

           ROUTE: Stockton, CA - Fairbanks, AK

           SCHEDULE: Monday through Friday

           OCT 42,982   APR  42,982
           NOV 42,982   MAY  42,982
           DEC 42,982   JUN  42,982
           JAN 42,982   JUL  42,982
           FEB 42,982   AUG  42,982
           MAR 42,982   SEP  42,992

           MILEAGE 2153 - based on longest probable route (KSCK-PAFA)

           PICKUP POINT:

           Stockton, CA

                  QUANTITY       ESTIMATED %
                   BREAKS        OF SHIPMENTS   PER LB

                Minimum Charge                  $100.00
                0-100                 2%        $  1.22
                101-200               8%        $  1.22
                201-500              35%        $  1.22
                501-1100             40%        $  1.22
                1101-2200            10%        $  1.22
                2201+                 5%        $  1.22

           ALTERNATE ROUTE:

           KSCK - PANC (Anchorage) - 2030 miles

           NOTE: This SUBCLIN is subject to dimensional pricing as defined in the Uniform Rates and Rules for International
           Service.

-----------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8067                                                                                 OPTIONAL FORM 336 (4-86)
                                                                                         Sponsored by GSA FAR (48 CFR) 53.110

-----------------------------------------------------------------------------------------------------------------------------
                                         REFERENCE NO. OF DOCUMENT BEING CONTINUED                 PAGES
      CONTINUATION SHEET
                                                       F11626-03-D-0024                                      B-2e
-----------------------------------------------------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                                                Cage Code: 1U6Y9
-----------------------------------------------------------------------------------------------------------------------------
ITEM NO.                         SUPPLIES/SERVICES                       QUANTITY    UNIT     UNIT PRICE          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                                         Estimated                                Estimated
 0066AQ    CAT A - LESS THAN FULL PALLET (MEDICAL PRIME VENDOR) -         968,000    LBS        $1.72         $1,664,960.00
           PIRMASENS, GERMANY

           ROUTE: OWENS & MINOR
                  8730 GREENWOOD PLACE
                  SAVAGE MD 20763

           SCHEDULE: Monday through Friday

           OCT  80,666   APR  80,666
           NOV  80,666   MAY  80,666
           DEC  80,666   JUN  80,666
           JAN  80,666   JUL  80,666
           FEB  80,666   AUG  80,674
           MAR  80,666   SEP  80,674

                  QUANTITY
                   BREAKS        PER LB

                Minimum Charge   $100.00

                0-100            $  1.72

                101-200          $  1.72

                201-500          $  1.72

                501-1100         $  1.72

                1101-2200        $  1.72

                2201+            $  1.72

           NOTE: This SUBCLIN is subject to dimensional pricing as defined in the Uniform Rates and Rules for International
           Service.

-----------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8067                                                                                 OPTIONAL FORM 336 (4-86)
                                                                                         Sponsored by GSA FAR (48 CFR) 53.110

----------------------------------------------------------------------------------------------------------------------------
                                         REFERENCE NO. OF DOCUMENT BEING CONTINUED                 PAGES
      CONTINUATION SHEET
                                                       F11626-03-D-0024                                      B-2f
-----------------------------------------------------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                                                Cage Code: 1U6Y9
-----------------------------------------------------------------------------------------------------------------------------
ITEM NO.                         SUPPLIES/SERVICES                       QUANTITY    UNIT     UNIT PRICE          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                                         Estimated                               Estimated
 0066AR    CAT A - LESS THAN FULL PALLET (MEDICAL PRIME VENDOR) -         60,000     LBS        $1.83          $109,800.00
           PIRMASENS, GERMANY

           ROUTE: CARDINAL HEALTH CARE
                  2101 WAUKEGAN ROAD
                  WAUKEGAN IL 60085

           SCHEDULE: Monday through Friday

           OCT  5,000   APR  5,000
           NOV  5,000   MAY  5,000
           DEC  5,000   JUN  5,000
           JAN  5,000   JUL  5,000
           FEB  5,000   AUG  5,000
           MAR  5,000   SEP  5,000

                  QUANTITY
                   BREAKS        PER LB

                Minimum Charge   $100.00

                0-100            $  1.83

                101-200          $  1.83

                201-500          $  1.83

                501-1100         $  1.83

                1101-2200        $  1.83

                2201+            $  1.83

           NOTE: This SUBCLIN is subject to dimensional pricing as defined in the Uniform Rates and Rules for International
           Service.

-----------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8067                                                                                 OPTIONAL FORM 336 (4-86)
                                                                                         Sponsored by GSA FAR (48 CFR) 53.110

-----------------------------------------------------------------------------------------------------------------------------
                                         REFERENCE NO. OF DOCUMENT BEING CONTINUED                 PAGES
      CONTINUATION SHEET
                                                       F11626-03-D-0024                                      B-2g
-----------------------------------------------------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                                                Cage Code: 1U6Y9
-----------------------------------------------------------------------------------------------------------------------------
ITEM NO.                         SUPPLIES/SERVICES                       QUANTITY    UNIT     UNIT PRICE          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                                         Estimated                                Estimated
 0066AS    CAT A - LESS THAN FULL PALLET (MEDICAL PRIME VENDOR) -         120,000    Lbs        $1.85           $222,000.00
           PIRMASENS, GERMANY

           ROUTE: McKEESON HBOC/HEALTH SYSTEMS
                  2975 EVERGREEN DRIVE
                  DULUTH GA 30896

                  POC:  MR. BRUCE SKIGEL 800-241-8911

           SCHEDULE: Monday through Saturday

           OCT  10,000   APR  10,000
           NOV  10,000   MAY  10,000
           DEC  10,000   JUN  10,000
           JAN  10,000   JUL  10,000
           FEB  10,000   AUG  10,000
           MAR  10,000   SEP  10,000

                  QUANTITY
                   BREAKS        PER LB

                Minimum Charge   $100.00

                0-100            $  1.85

                101-200          $  1.85

                201-500          $  1.85

                501-1100         $  1.85

                1101-2200        $  1.85

                2200+            $  1.85

           NOTE: This SUBCLIN is subject to dimensional pricing as defined in the Uniform Rates and Rules for International
           Service.

-----------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8067                                                                                 OPTIONAL FORM 336 (4-86)
                                                                                         Sponsored by GSA FAR (48 CFR) 53.110

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                                         REFERENCE NO. OF DOCUMENT BEING CONTINUED                 PAGES
      CONTINUATION SHEET
                                                       F11626-03-D-0024                                      B-2h
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NAME OF OFFEROR OR CONTRACTOR
NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                                                Cage Code: 1U6Y9
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ITEM NO.                         SUPPLIES/SERVICES                       QUANTITY    UNIT     UNIT PRICE         AMOUNT
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                                                                         Estimated                                  Estimated
  0067     PEACETIME AIRLIFT SERVICE--FIXED REQUIREMENTS                     1       LOT     $68,162,112.49    $68,162,112.49
           ATLANTIC/PASSENGER (CLINS 0067-0079 and 0095)

  0080     PEACETIME AIRLIFT SERVICE--FIXED REQUIREMENTS                     1               $63,324,668.40    $63,324,668.40
           PACIFIC PASSENGER (CLINS 0080-0085)

                                                                         Estimated                                  Estimated
  0086     PEACETIME AIRLIFT SERVICE--FIXED REQUIREMENTS                     1       LOT     $43,168,417.72    $43,168,417.72
           ATLANTIC/CARGO (CLINS 0086-90)

                                                                         Estimated                                  Estimated
  0091     PEACETIME AIRLIFT SERVICE--FIXED REQUIREMENTS                     1       LOT     $         0.00    $         0.00
           PACIFIC/CARGO (CLINS 0091-0092)

           Airlift services to include passenger and/or cargo (CLINS
           0067 through 0092 and 0095) described in SOW, Section C,
           Attachment 1. These services shall be paid in accordance with Section B, paragraph 2(f)1.

                                                                           TBD                                           TBD
  0093     AEROMEDICAL EVACUATION TESTING AND TRAINING (Reference
           Section B, paragraph 2g, and SOW, paragraph 4.26.)

                                                                           TBD                                           TBD
  0094     AEROMEDICAL EVACUATION MISSIONS
           (Ref SOW, Appendix 5, paragraphs 6.0 through 6.9.2.)

           The Government may require the operation of Aeromedical
           Evacuation (AE) Missions outside of CRAF Activation. The
           Government may request use of B-767 aircraft capable of accepting AESS for operation of these AE missions.
           Contractor shall comply with all guidance included within this contract for aeromedical support when providing service. Routes, period of performance, rates for baselining, positioning, and depositioning of the aircraft, as well as rates for actual mission operation, will be established through negotiation.

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NSN 7540-01-152-8067                                                                               OPTIONAL FORM 336 (4-86)
                                                                                       Sponsored by GSA FAR (48 CFR) 53.110

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

PEACETIME AIRLIFT SERVICES

CONTRACTOR ENTITLEMENT BY CATEGORY

   CAT B CARGO
      Narrow Body            50.39%
      Wide Body              50.30%

   CAT B PASSENGER
      Narrow Body            51.21%
      Wide Body              50.89%

   SCHEDULED SERVICE CARGO   Minus Alaska   51.21%     Alaska Only   67.07%

   SHORT RANGE
      Passenger              59.38%
      Cargo                  99.68%

2.   PRICING

     a.   CLIN 0001AA shall be priced as follows:

          (1) CLIN 0001AA. Reimbursables. The following additional charges are not included in the Uniform Rate which may be recognized under the terms of this contract: Transportation Tax; Head Tax; Custom Charges as outlined in 19
USC 58c; Immigration Charges as outlined in 8 USC 1356(d); Excess Baggage; Federal Inspection Service fee, Eurocontrol, Reimbursables, and Demurrage. Contractor will be reimbursed for actual Eurocontrol charges included and submitted on the invoice for payment on cargo missions flying hub and spoke operations within Europe. Demurrage will be paid on completed cargo missions when departure is delayed over 3 hours beyond scheduled block time and the delay is Government controlled (See Section F, paragraph 5). Payment of delays of fractions of an hour will be calculated using normal rounding procedures, i.e., 29 minutes or less will be dropped, 30 minutes or more will be rounded to the next whole hour. Charges are as follows:

                  (a) B747        --   $1145 per hour
                  (b) MD-11       --   $1095 per hour
                  (c) DC-10       --   $ 955 per hour
                  (d) DC-8        --   $ 575 per hour
                  (e) A -300      --   $ 645 per hour
                  (f) B-727-200   --   $ 280 per hour
                  (g) B-727-100   --   $ 230 per hour

          (2) Fuel Adjustments. The prices are subject to adjustment for variances in fuel prices as set forth in the AMC Final Uniform Negotiated Rates and Rules, and Appendix 3, paragraph 17 of Section C, Statement of Work (SOW).

          (3) Other costs not specifically noted above may be allowed as reimbursable, if determined appropriate and authorized by the Contracting Officer prior to the contractor incurring the cost.

     b. CLIN 0001AB. MOBREP Conference. The government will reimburse the contractor for certain expenses incurred as a result of carrier representatives attending the MOBREP Conference. (See Section G, paragraph 2f.)

     c. CLIN 0001AC. Accessorial Charge (CAT A only). These costs shall include dangerous goods surcharge, dangerous goods certification, and courier movement. The rate for courier movement shall be no more than the purchase of a coach class commercial ticket on a passenger mission. Other costs not specifically addressed in this paragraph may be allowed as reimbursable, if determined appropriate and authorized by the Contracting Officer prior to the contractor incurring the cost.

     d. CLIN 0002. Contingency Alert. CLIN is priced as a NOT-TO-EXCEED amount which the Contractor shall not exceed without the Contracting Officer's prior concurrence. The intent of this provision is to fairly compensate for services performed

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

which will not be compensated through the award of a mission. The Contractor shall submit complete documentation to support all costs identified on their invoice for services performed. The Contracting Officer will evaluate the Contractor's submission for reasonableness, allowability, and allocability consistent with the Federal Acquisition Regulation and negotiate with the Contractor as needed. Potential loss of revenue from commercial business is not an allowable cost. (See Section B, CLIN 0002, Section 4, para 4.28 of Section C, SOW, and Section G, para 2.g.)

     e. CLINs 0003-0034. CRAF Activation, shall be priced as follows:

          (1) Prices for airlift services during CRAF activation, Stage I, II and III and during AMC Commander- determined periods (where volunteered airlift is used in lieu of CRAF activated airlift) shall be determined in the same manner as for the fixed award CLINs, except that one-way cargo and passenger missions will be priced at the percentage of the round trip rate, identified as CRAF Contingency rate, in the AMC Negotiated Uniform Rates and Rules. The price for Aeromedical evacuation airlift shall be determined IAW the AMC Aeromedical Airlift Uniform Rates and Rules and Appendix 5, paragraph 6.0 of Section C, SOW.

          (2) For long-range international aircraft called up (See Section C, SOW, Appendix 5, para 2.5) under CRAF activation Stages I, II or III, there will be a guaranteed average daily utilization of 4000 paid miles. Paid miles will be computed as follows: roundtrip missions--actual live miles; oneway missions--two times the paid live miles; ferry miles--actual paid ferry miles. If an aircraft fails to achieve the guaranteed utilization, the Contractor will be entitled to additional compensation due to under utilization.

               (a) The equation for computing compensation for under utilization is:

               (Guaranteed Miles - Actual paid miles) X Aircraft Cabin Load
(ACL) X roundtrip rate (See 3. below) = compensation

                    1. Actual paid miles shall include all miles compensated by AMC as stated above and will be increased by 500 miles for each flying hour for any commercial flights operated during CRAF activation.

                    2. Actual miles will be increased by 4000 for each time an aircraft is unavailable to the Government for Contractor controllable reasons.

                    3. The rate will be based on the round trip rate in the AMC Negotiated Uniform Rate minus any costs not expected to be incurred (i.e., fuel, meals, maintenance).

EXAMPLE:

               (i) Tail number N123 with an ACL of 326 PAX is activated on the 5th of the month.

               (ii) The aircraft operated for 50,000 miles for the remainder of the month including 10 commercial hours. (100 hrs. X 500)

               (iii) Guaranteed utilization = 120,000 miles (240 hrs. X 500)

               (iv) Actual utilization = 50,000 miles (100 hrs. X 500)

               (v) Underutilized hours = 70,000 miles (140 hrs. X 500)

               (vi) 70,000 miles X 326 ACL = 22,820,000 seat miles X .045
(actual rate to be determined) = $1,026,900 compensation earned for the month.

               (b) The procedure for determining under utilization and compensation will be based on documentation provided by the Contractor. Contractor may report to AMC at the end of each month, at the end of the contract period or upon CRAF deactivation, total hours flown for each called up aircraft, the number of Contractor controllable delays, hours flown in commercial service, and hours flown in AMC service. Compensation for under utilization will be accomplished at the end of

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

the contract period or upon CRAF deactivation, whichever comes first. Contractors must provide cost data to determine the rate 30 days after contract period or CRAF deactivation.

               (c) Additionally, should the long-range international aircraft called up, as defined in Appendix 5, para 2.5, not be required for the 30-day minimum guaranteed utilization period or not be required for all or a portion of the 15 days between notification and official release from call up, they will be compensated for under utilization at an amount not to exceed that calculated as provided in paragraph (3)(b) above. Carriers are obligated to make their best efforts to obtain commercial business to minimize Government costs.

          (3) Prices for airlift called up under all CRAF activation Stages may be adjusted by negotiation between the Contractor and the Government pursuant to the procedures in the CHANGES clause. The Memorandum of Understanding (MOU) between the Contractor and AMC shall serve as the guideline for establishing prices and adjustments thereto. In establishing such prices, it shall be presumed, unless the Contractor presents evidence establishing that an adjustment to the rate of compensation is appropriate, that prices computed in accordance with the AMC Negotiated Uniform Rate applied to the mileage set forth in Commercial Operations Integrated System (COINS) for the shortest route over which the type of aircraft involved operated, constitutes equitable prices for such services. For the purpose of circumnavigating countries which will not grant overflight clearances, peacetime and wartime missions which operate the segments listed in paragraph 2g(2) below, will be paid according to the special miles listed therein instead of the mileage calculated by COINS. Consideration will be given, but not limited to evidence so presented by the Contractor for aircraft called up which reflect reasonable incurred cost outside the peacetime rate associated with call-up aircraft under CRAF activation. Examples of such costs are:

                    1. Additional per diem expenses incurred to relocate personnel required to assist in the flow of CRAF activated aircraft.

                    2. Additional security expenses for the safety of aircraft and crew.

          (4) Vectoring. If conditions require vectoring during CRAF activation or periods where volunteered airlift is used in lieu of CRAF activated airlift, the Contracting Officer will issue a change order in accordance with the CHANGES clause. Vectoring is a change from the contracted route due to specific military conditions in the mission operating environment which requires a deviation from the contracted route. The change order will provide the area, times, etc., for which vectoring will be recognized as a changed condition. A change order authorizes submission of requests for price adjustments. To expedite adjustments, periodic submissions are encouraged. The Contractor should document and support the baseline from which adjustment is requested in addition to substantiation of the amount of the equitable adjustment in any request submitted to the Contracting Officer.

     f. CLINs for the fixed and expansion requirements shall be priced as follows:

          (1) Airlift services shall be paid at the price established for each SUBCLIN. Such price shall be determined in accordance with AMC Uniform Negotiated Rates and Rules incorporated by reference for International Long- and Short-Range Commercial Augmentation (see Section B, paragraphs 2f(2), 2f(3), 2f(4), and 2f(5) for exceptions). AMC will continue to conduct an annual rate review in accordance with the MOU between the Contractors and AMC. Mileages will be determined in accordance with the COINS. Those missions that cannot be flown at the mileages calculated in COINS, will be paid override mileage. Override mileage will be determined based on actual flight plans and mutually agreed to by the Contractor and Contracting Officer. The Contracting Officer may also pre-approve extraordinary insurance costs applicable to a pending mission when in the best interest of the Government.

          (2) Special Miles:

For the purpose of circumnavigating countries which will not grant overflight clearances, peacetime and wartime missions which operate the following segments will be paid according to the special miles listed below instead of the mileage calculated by COINS.

On missions into and out of Guantanamo Bay, Cuba (MUGM), 198 miles will be added for circumnavigation of Cuba.

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

The following special miles will be paid to circumnavigate Cuba and/or Nicaragua. As required by this contract, additional locations may be added.

KCHS-MHSC              1483   MPTO-MHSC    795
KCHS-MHTG              1486   MPTO-MHTG    806
KCHS-MPTO (via MMCZ)   1888   MPTO-MSSS    739
KCHS-MSSS              1487   KNGU-MKJP   1580

The following special miles are paid to circumnavigate Switzerland and/or
Austria:

LICZ-EDDF              1043   LIRN-EDDF    870
LICZ-ETAR               949   LIRN-ETAR    776
LIPA-EDDF               773   LIRP-EDDF    716
LIPA-ETAR               679   LIRP-ETAR    621
LIEE-EDDF               809   LIPX-EDDF    585
LIEE-ETAR               714   LIPQ-EDDF    808
LIPA-EGUN               988

For missions that are live into or out of Germany, the following special miles will be paid:

EDDF-HECA              1975   ETAR-HECA   1969
EDDS-HECA              1907   EDDN-HECA   1950
EDAB-HECA              1987   EDDH-HECA   2162

The following special miles are paid to circumnavigate Bosnia/Serbia/Yugoslavia:

ETAR-LWSK              1100   EDDF-LWSK   1087
LGTS-ETAR              1220   LGTS-EDDF   1208
ETAR-LYPR              1050

The following special miles are paid to meet country code entry requirements of
Turkey:

ETAR-LTAG              2043   EDDF-LTAG   2018

          (3) CAT A cargo transportation services.

               (a) Full Pallet CAT A cargo shall be paid at the prices negotiated on each CLIN for the number of pounds moved based on the following:

                    1. The minimum weight of 3750 pounds on each pallet for narrowbody aircraft and 4980 pounds on each pallet for widebody aircraft times the number of pallets in the consignment is the guaranteed minimum charge for any consignment.

                    2. If the total actual weight of cargo on all pallets in the consignment exceeds the guaranteed minimum charge, payment for actual weight shall be made. A consignment consists of pallets moving as one shipment, on the same date and assigned a Government Bill of Lading (GBL) Number or listed on a DD Form 250 as one shipment.

               (b) Less-than-full pallet CAT A cargo shall be paid at the prices negotiated on each CLIN for the number of pounds moved at the respective weight break price.

          (4) When requirements for Special Assignment Airlift Missions (SAAMs) or Exercises exceed the Maximum Standard Payloads' as set forth in Appendix A of the Rates and Rules, the Government shall negotiate an ACL taking into consideration the Gross Take Off Weight (as certified by the carrier), desired ACL and mission requirements. The Contracting Officer may elect to use the appropriate rate from the Uniform Rates and Rules. Ferry on SAAMs or Exercises will be paid at the standard ACL or where allowable cabin loads for various aircraft types are less, the Government shall pay ferry for the lower number of seats.

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

          (5) When the Government requires airlift services for Outsized Cargo (reference SOW, paragraph 1.13.16.), the rates in the AMC Negotiated Uniform Rates and Rules will not apply. Award will be based on the total trip price proposed for each mission. Each trip price proposed shall include all costs (i.e., ferry points, fuel). As such, miles flown in performance of outsized cargo missions are not subject to fuel adjustment procedures (see Section B, paragraph 2a(2)).

     g. CLIN 00093. Aeromedical Evacuation Testing and Training. The government will negotiate price and services prior to performance in accordance with the Section C, SOW, Section 4, paragraph 4.26.

     h. The Government shall also have the right, at its sole option, to order other airlift service under the contract in accordance with and at the rate specified by the Contractor for service to the public which will, in the judgment of the Contracting Officer, meet the Government needs. In addition, the Government may, for airlift service not covered by the AMC Uniform Rates and Rules, establish rates by negotiation.

3. MINIMUM GUARANTEE

     a. The total minimum guarantee to be awarded under this contract will be those dollars negotiated and awarded for each contract as the fixed award (excluding CAT A). This minimum can be satisfied by a combination of fixed and expansion award when circumstances so dictate.

     b. For those contracts awarded for expansion only, the minimum guarantee will be to attend the MOBREP Conference. This minimum will be satisfied as reimbursement costs for up to two representatives to attend the annual meeting sponsored by the CRAF office, HQ AMC/DOBF.

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

PART I - THE SCHEDULE

SECTION C - DESCRIPTION/SPECS/WORK STATEMENT

The Contractor shall perform International Airlift Services and CRAF Activation (when necessary) in accordance with the attached SOW dated 7 Apr 03.

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

PART I - THE SCHEDULE

SECTION E - INSPECTION AND ACCEPTANCE

1.  The following clauses are incorporated by reference:

FAR
NUMBER         CLAUSE TITLE                               DATE

52.246-4       INSPECTION OF SERVICES--FIXED PRICE        AUG 1996

DEFENSE
FAR SUP        CLAUSE TITLE                               DATE

252.246-7000   MATERIAL INSPECTION AND RECEIVING REPORT   MAR 2003

2. INSPECTION AND ACCEPTANCE OF SERVICES

     a. An authorized Government representative will accomplish government inspection and acceptance of services under this contract at the aerial port of debarkation (APOD). The Government Bill of Lading (GBL), AMC Form 8 Civil Aircraft Certificate, or DD Form 250, Materials Inspection and Receiving Report, is the document used for certifying transportation services rendered by the Contractor pursuant to the terms of this contract.

     b. HQ AMC reserves the right to inspect, conduct onsite capability surveys, perform ramp inspections, conduct flight-deck observation flights, and initiate performance evaluations of the Contractor during all phases of this contract.

     c. An AMC Form 8, which verifies services provided, shall be accomplished for each mission to be performed under this contract. This document will be used as certifying the transportation services rendered by the Contractor pursuant to the terms of this contract. A mission complete message will be issued to the contractor and DFAS.

     d. MEDICAL PRIME VENDOR and ALOC CAT A Full- and Less-Than-Full-Pallet
Movement: Powertrack will be used for all inspection and acceptance documentation.

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

PART I - THE SCHEDULE

SECTION F - DELIVERIES OR PERFORMANCE

1. PERIOD OF PERFORMANCE

     a. Performance of this contract shall begin 01 October 2003, or the date of award, whichever occurs later. It shall continue through 30 September 2004 unless sooner terminated or extended by the Government under the provisions of this contract. All flights in progress at midnight of the last day of the contract shall not be affected by the expiration of this contract.

     b. If, during the period of this contract, including any extension pursuant to this paragraph, the Government gives notice to the Contractor of the declaration of an airlift emergency or national emergency, or of the activation of CRAF, as described in Appendix 5, the parties agree that the giving of such notice will extend this contract for the purpose of permitting the Government to order additional airlift services throughout the period of the emergency, and extend the Contractor's commitment to the CRAF program for the entire period of CRAF activation, and for up to six months thereafter.

2. SCHEDULES

     a. For the purposes of this paragraph "Schedules" shall mean the detailed arrangements regarding the days and time of day of the flight operations required to perform the air transportation services called for under this contract. To the extent such schedules are not specified in this contract, they shall be established by agreement between the Contractor and the ACO or the Contracting Officer's representative (COR) in accordance with the provisions of this paragraph. Scheduling for missions will be done by TACC.

     b. Schedule Formation and Coordination.

          (1) Fixed award cargo trips.

          AMC will provide proposed schedules for Contractor coordination at the conclusion of negotiations (approximately 30 calendar days prior to the month of operation). Contractor shall provide the following in writing to appropriate planner/planning directorate in TACC within three (3) working days after verbal or other notification of the proposed AMC schedule;

               (a) confirmation of proposed schedule; or

               (b) a proposed alternative schedule.

          (2) Fixed award passenger trips.

          AMC will provide proposed schedules for Contractor coordination at the conclusion of negotiations (approximately 90 calendar days prior to the month of operation.) Contractor shall provide the following in writing to appropriate planner/planning directorate in TACC within three (3) working days after verbal or other notification of the proposed AMC schedule;

               (a) confirmation of proposed schedule; or

               (b) a proposed alternative schedule.

          (3) Expansion Requirements.

          All trips ordered under peacetime expansion provisions will be scheduled no later than 72 hours after notice of order; require confirmation within 24 hours, and will be ordered in accordance with Section H, paragraph 19.

          (4) Long Term Expansion Requirements.

          When the actual routes are known for the long term expansion requirements (approximately 90 days prior

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

to the first mission), HQ AMC/DOYAB will advise the carrier of the actual route and request the carrier pass the schedule to the appropriate planner in TACC.

     c. Schedules may be revised upon request of either the Government or the Contractor, provided the requester provides a minimum of 12 hours prior to the scheduled departure of the trip involved and the requested change is mutually agreed upon.

3. SCHEDULES - MEDICAL PRIME VENDOR and ALOC SCHEDULED SERVICE CARGO

The transportation officer at Defense Depot-DDSP-TT located at New Cumberland, Pennsylvania and the transportation officer at Defense Depot-DDSJ-TT, San Joaquin, California will notify the Contractor of scheduled service, CAT "A" cargo for medical supplies (MEDICAL PRIME VENDOR) and Air Line of Communications
(ALOC) requirements via telephone or otherwise.

4. DIVERSIONS AND REROUTES

     a. Diversions: The Government and the Contractor have the right to divert any trip due to the threat of, or actual hostilities, weather, medical emergency or natural disaster. The Contractor shall be paid the AMC rate for Government directed diversions.

     b. Reroute: The Contractor grants the Government the right to reroute trips, subject to mutual agreement of the parties. Contractor shall be paid at the AMC rate for the reroute trip using Great Circle Statute Miles (GCSM) from airport to airport, for mileage computation.

5. GOVERNMENT CONTROLLABLE DELAYS - CARGO (DEMURRAGE)

Compensation will accrue to the Contractor for departure delays of more than 3 hours beyond the scheduled block time on completed cargo missions when delay is Government controllable. Demurrage charges are limited to delays in loading or unloading but exclude delays due to damage resulting from the negligence of Government personnel. The compensation will be as set forth in Section B. Delays due to Act of God, Air Traffic Control (ATC) or Contractor controllable reasons will not be compensated. Demurrage applies to peacetime business only. Demurrage is calculated by subtracting the 3 hours from the total number of hours (rounded to the nearest hour) the aircraft is delayed. These hours are then multiplied by the price set forth in Section B based on aircraft type. Following is an example of how demurrage will be calculated:

     B-747 cargo aircraft is scheduled to depart at 0700. Departure is delayed due to a broken K-loader until 1140 (4 hours 40 minutes Government controlled delay). Contractor is entitled to demurrage payment of $2290. (1 hour 40 minutes rounded to the next whole hour multiplied by $1145 per hour, as outlined in Section B, paragraph 2(a)(1).)

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

PART I - THE SCHEDULE

SECTION G - CONTRACT ADMINISTRATION DATA

1. ELECTRONIC FUNDS TRANSFER (EFT)

Payment to the Contractor by the Government shall be accomplished by the electronic transfer of funds directly into a designated bank account (see
Section I, FAR 52.232-33).

2. PAYMENT FOR CONTRACT SERVICES

     a. General. Public Voucher for Transportation Services (SF Form 1113) may be ordered from Superintendent of Documents, US. Government Printing Office,
P. O. Box 371954, Washington DC. 20402, (202) 512-0000. The SF Form 1113 can
also be found at
http://web1.deskbook.osd.mil/htmlfiles/forms/DBY_Forms_Standard_Forms.asp.

     b. Full Plane Load Charter Movements - Passenger and Cargo Transportation. The SF 1113 (or similar form) submitted by the contractor must reflect items 1 through 9 listed below, be in accordance with Appendix 3C of Section C SOW, Invoice Format, and includes items 10 & 11 as attachments. Invoices and support documentation shall be submitted directly to DFAS-OM/FPB-CRAF, PO BOX 7020, Bellevue NE 68005-1920. Submissions sent via overnight delivery shall be mailed to the following address: DFAS-OM/FPB-CRAF, 901 SAC Blvd, Offutt AFB, NE 68113. All invoices shall include:

          (1) Contract/Delivery Order Number/Item Number (Example:
F11626-01-D-0001/D.O. 0010/Item 0001AA).

          (2) The entire 12-character mission number, route number (i.e., RT 1, RT 2, etc.), routing and awarded calendar date.

          (3) Live mile cost per trip.

          (4) Ferry charge per trip, as applicable.

          (5) Eurocontrol per trip, as applicable.

          (6) Stop charges.

          (7) Miscellaneous charges per trip, as applicable.

          (8) Total price per passenger or cargo trip (Trip price = live mile cost plus Ferry, Eurocontrol, stop charges and miscellaneous charges).

          (9) SLIN 0001AA (See Appendix 3C, Invoice Format) shall be used for all Applicable US Taxes, Customs and Immigration charges, and Federal Inspection Service fees. When invoicing for departure and arrival taxes, identify the number of passengers that the tax is applicable to (e.g., "Departure Tax - 251 pax" or "Arrival Tax - 182 pax").

          (10) Mission Complete Messages shall be forwarded to the carrier by ARINC or fax from the Contract Administration Operating Location
(OL-F/AMCAOS/DOY, 15AF AOR or OL-G/AMCAOS/DOY, 21 AF AOR) responsible for monitoring the mission. The contractor shall ensure that each Contract Administration Operating Location has its correct ARINC address(es) and correct fax number(s).

          (11) A certification of actual ferry routing and mileage for all ferry (except for round trips where the ferry mileage is between the originating station and the terminating station) shall be submitted. Ferry certification shall include aircraft tail number, ferry routing as flown, actual miles flown, and certifying signature. Contractor shall be paid either the contracted ferry miles or actual ferry miles flown, whichever is less.

     c. Other Miscellaneous Reimbursable Invoices. Invoices submitted for other reimbursable requests, i.e., demurrage, approved passenger care costs (i.e., hotel), etc., shall reflect SLIN 0001AA, and shall be submitted to the contracting officer for approval and certification at:

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

                    HQ AMC/DOYMA
                    402 Scott Drive Unit 3A1
                    Scott AFB, IL 62225-5302

     d. Fuel Reimbursement. Fuel reimbursement will be made against SLIN 0001AA and in accordance with Appendix 3B of the SOW.

     e. CAT A Cargo Movement. The contractor shall utilize U.S. Bank's PowerTrack system for billing and payment processing.

     f. Mobility Representative (MOBREP) Conference. Contractor shall submit SF 1113 (or similar form), with proper receipts for certification that the travel was performed and establishment of the reimbursement amount to HQ AMC/DOBF, 402 Scott Drive, Unit 3A1, Scott AFB IL 62225-5302.

     g. Contingency Alert. Contractor shall submit a SF 1113 (or similar form) directly to the ACO located at HQ AMC/DOYMA, 402 Scott Dr, Unit 3A1, Scott AFB IL 62225-5302. Attach to the invoice complete documentation to support costs incurred in performance of contingency alert services. (See Section B, CLIN 0002 and Section B, para 2.d.)

3. PAYMENT OF LANDING AND PARKING FEES

     a. The Contractor shall pay all required airport service fees and charges. Such fees and charges are not reimbursable since they are included as part of the AMC uniform negotiated rate. See subparagraph b, below, for special additional requirements for Rhein-Main AB, Germany.

     b. In accordance with the US-FRG Offset Agreement of 25 April 1974, the Federal Republic of Germany shall reimburse the U.S. Forces the landing and parking fees incurred by AMC charter aircraft at Rhein-Main AB, Germany. To confirm payment of landing and parking fees at Rhein-Main AB, Germany, the following procedures have been agreed to between HQ USAFE, Ministry of Finance, Office of Defense Costs, Federal Republic of Germany (FRG), Federal Ministry of Finance, Bonn, and the 469th Air Base Squadron (469 ABS), formerly known as the 435th Military Airlift Wing (435 MAW), Rhein-Main AB, Germany:

          (1) Contractors operating missions into Frankfurt/Rhein-Main AB GE, shall forward copies 2 and 3 of their invoices to 721 AMOG/DOY, Unit 3305, APO AE 09094-3305 OR Local Address, 721 AMOG/DOY, Unit 3305, Ramstein Flugplatz, 66877 Ramstein Miesenbach, within 10 calendar days after payment is made. The paid invoices shall be certified and show the applicable AMC mission number.

          (2) If the Contractor is unable to furnish both a second and third invoice copy, the third copy and a reproduced second copy will be satisfactory.

          (3) Invoices shall be accompanied by a cover sheet identifying the AMC flights by mission number.

4. CONTRACTOR POINT OF CONTACT

The Contractor shall furnish to the ACO at HQ AMC:

     a. The name of a primary and alternate point of contact who will serve as a liaison between the Contractor and the ACO. Individuals designated must have authority to adjust schedules, engage substitute service, and make decisions pertinent to the airlift service in the name of the Contractor.

     b. The name of a point of contact to serve as liaison between the Contractor and the Contract Administrator (CA) responsible for each station transited in accordance with paragraphs 1.1.1 and 1.3.9. of Section C, SOW.

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

PART I - THE SCHEDULE

SECTION H - SPECIAL CONTRACT REQUIREMENTS

1. PASSENGER AND PUBLIC LIABILITY INSURANCE

     a. General. Prior to performance of any services hereunder, the contractor shall, at its own expense, procure and maintain during the entire performance period of this contract, with financially and legally responsible insurance company or companies, passenger and public liability insurance in accordance with paragraph b or c, below. Liability insurance purchased pursuant to the requirements of this paragraph shall cover payment to the Government, pursuant to the subrogation provision of the Medical Care Recovery Act (42 USC 265l-3) and within the liability limitations of this contract, of the cost of Government provided medical care to the extent that said insurance would cover payment to injured individuals of the cost of medical care in the absence of any Government obligation to provide medical care. The contractor shall furnish to the Contracting Officer Evidence of Insurance, duly executed by the Insurer, of the insurance required by this paragraph. The Evidence of Insurance shall substantially conform to the form set forth in para 2 of this section. If a court of competent jurisdiction determines that any transportation furnished pursuant to this contract is subject to the Warsaw Convention, 49 Stat. 3000, and that the contractor is entitled to limit its liability under that Convention, then the minimum limit of insurance required by this clause shall be considered to be a "higher limit of liability agreed to by special contract" as contemplated by the last sentence of Article 22(l) of that Convention, and the contractor agrees that it shall not with respect to any claim arising out of the death, wounding, or other bodily injury of a passenger, avail itself of any defense under Article 20(l) of the Convention. Nothing herein shall be deemed to affect the rights and liabilities of the contractor with regard to any claim brought by, on behalf of, or in respect of any person who has willfully caused damage which resulted in death, wounding, or other bodily injury of a passenger. See note below subparagraph c(2).

     b. Split Limits Liability. The minimum limits of liability insurance coverage maintained by the contractor shall be as follows:

          (1) Liability for bodily injury to or death of aircraft passengers: A limit for any one passenger of at least three hundred thousand dollars ($300,000.00), and a limit for each occurrence in any one aircraft of at least an amount equal to the sum produced by multiplying three hundred thousand dollars ($300,000.00) by the next highest whole number resulting from taking 75 percent of the total number of passenger seats installed in the aircraft.

          (2) Liability for bodily injury to or death of persons (excluding passengers): A limit of at least three hundred thousand dollars ($300,000.00) for any one person in any one occurrence, and a limit of at least twenty million dollars ($20,000,000.00) for each occurrence.

          (3) Liability for loss of or damage to property: A limit of at least twenty million dollars ($20,000,000.00) for each occurrence.

     c. Combined Single Limit Liability.

          (1) Notwithstanding the provisions of paragraph b above the contractor may be insured for a single limit of liability for each occurrence. In that event, coverage shall be equal to or greater than the combined required minimums set forth in paragraph b, above, for bodily injury, property damage, and/or passenger liability for the type of use to which such aircraft is put, as the case may be.

          (2) In the case of a single limit of liability, aircraft may be insured by a combination of primary and excess policies. Such policies shall have combined coverage equal to or greater than the required minimums set forth in paragraph b, above, for bodily injury to non-passengers, property damage, and/or passenger liability for the type of use to which the aircraft is put, as the case may be.

NOTE: In the event the proposed changes to the Warsaw Convention, known as the Montreal Protocol, are approved or ratified by the United States and become effective in the United States, the Montreal Protocol will take precedence to the extent it is inconsistent with the terms of this contract regarding insurance.

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

2. EVIDENCE OF INSURANCE - PASSENGER AND PUBLIC LIABILITY

     (a) Prior to performance of any services hereunder, the contractor shall provide the Government with appropriate evidence of insurance in accordance with paragraphs a, b and c, Section H, paragraph 1. The evidence shall substantially conform to the following paragraph:

                                            (Hereinafter called the Insurer)
-------------------------------------------
         Name of Insurer
of
   -------------------------------------------------------------------------
                    Address of Insurer
has issued to
              ------------------------------------------------------------

Name of Insured Policy                                             , bearing
                       --------------------------------------------
policy number            , with respect to the legal liability of the said
              -----------
Insured for aircraft passenger death or bodily injury, aircraft public death or bodily injury (excluding passengers) and aircraft property damage
liabilities, effective from              through             .
                            ------------         ------------

                      -------------------------------------------------
                      (Signature of Insurer)              (Current Date)

     (b) The minimum limits of liability insurance coverage maintained by the Insured under the said policy are as follows*:

          (1) Liability for bodily injury to or death of aircraft passengers: A limit for any one passenger of at least three hundred thousand dollars ($300,000.00), and a limit for each occurrence in any one aircraft of at least an amount equal to the sum produced by multiplying three hundred thousand dollars ($300,000.00) by the next highest whole number resulting from taking 75 percent of the total number of passenger seats installed in the aircraft.

          (2) Liability for bodily injury to or death of persons (excluding passengers): A limit of at least three hundred thousand dollars ($300,000.00) for any one person in any one occurrence, and a limit of at least twenty million dollars ($20,000,000.00) for each occurrence.

          (3) Liability for loss of or damage to property: A limit of at least twenty million dollars ($20,000,000.00) for each occurrence.

          (4) The Insurer further agrees that the insurance afforded under this policy covers payment to the Government, pursuant to the subrogation provision of the Medical Care Recovery Act (42 USC 265l-3), of the cost of Government provided medical care to the extent that said insurance would cover payment to injured individuals of the cost of medical care in the absence of any Government obligation to provide medical care.

The terms and conditions of the policy apply throughout the world. The following aircraft are covered by the policy identified above:
                                                     ---------------------------
(List aircraft individually or "All aircraft owned and operated by the Insured")

     (c) The parties recognize that the policy may exclude certain liabilities with respect to any DOD operations involving the Civil Reserve Air Fleet (CRAF) subsequent to the effective date of activation of the CRAF. The excluded liabilities will be those where a loss may be incurred during the activation of the CRAF under circumstances such that it cannot be demonstrated that the loss is either attributable to a war risk and therefore reimbursable under FAA Chapter 443, or attributable to cause other than war risk and therefore required to be covered by the Contractor's commercial insurance.
The policy contains the attached endorsement.


                      By
                         -------------------------------
                         (Company

                         -------------------------------
                         (City, State)

                         -------------------------------
                         (Signature)               (Date)

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

*In the case of a combined single limit of liability, the Insurer will be required to describe the amount or amounts of insurance coverage.

"ENDORSEMENT" (Attachment to the Evidence of Insurance)

It is agreed, that, with respect only to operations of the named Insured performed under contract with the Air Mobility Command, Department of the Air Force (USAF), and with respect only to Aircraft Liability Insurance afforded under this policy, the following conditions shall also apply:

     a. The Insurer agrees that, the insurance afforded under this policy shall not be subject to any lower limits of liability of the Warsaw Convention, 49 Stat. 3000, for the death or bodily injury of any passenger. If that convention should otherwise be deemed to be applicable to any passenger death or bodily injury liability, then to the extent stated in the preceding sentence, this insurance shall be deemed to be a higher limit of liability agreed to by special contract as contemplated by the last sentence of Article 22(l) of that convention.

     b. The exclusions of the policy are deleted and the following substituted therefore:

               The insurance afforded under this policy shall not apply to:

          (1) Any loss against which the named Insured has other valid and collectible insurance, except that the limits of liability provided under this policy shall be excess of the limits provided by such other valid and collectible insurance but in no event exceeding the limits of liability expressed elsewhere in this policy.

          (2) Any loss arising from the ownership, maintenance or use of any type of aircraft not declared to the Insurer in accordance with the terms and conditions of this policy.

          (3) Liability assumed by the Insured under any contract or agreement except as stated in this contract with respect to limitations of the Warsaw Convention.

          (4) Bodily injury, sickness, disease, mental anguish or death of any employee of the Insured while engaged in the duties of his employment, or any obligation for which the Insured or any company as his Insurer may be held liable under any Workman's Compensation or occupational disease law.

          (5) Damage to or destruction of property owned, rented, occupied, or used by, or in the care, custody or control of the Insured, or carried in or on any aircraft with respect to which the insurance afforded by this policy applies.

          (6) Personal injuries or death or damage to or destruction of property, caused directly or indirectly, by hostile or warlike actions, including action in hindering, combating or defending against an actual, impending or expected attack by any Government or sovereign power, de jure or de facto, or military, naval or air forces; the discharge, explosion, or use of any weapon of war employing atomic fission, or atomic fusion, or radioactive materials; insurrection, rebellion, revolution, civil war or usurped power, including any action in hindering, combating or defending against such an occurrence, or confiscation by any Government or public authority.

     c. The Insurer hereby waives any right of subrogation it may have against the United States of America, by reason of any payment under the aforesaid policy of insurance, with respect to loss caused to transportation services by acts of the United States of America or any agency thereof, which acts are in conjunction with the performance by the named Insured of any services under said contract.

     d. In the event the Insurer elects to cancel the insurance afforded under this policy, the Insurer hereby agrees that such cancellation shall not be effective unless written notice thereof shall be sent by the Insurer by registered mail not less than 30 days in advance of such cancellation, direct to the Air Mobility Command, United States Air Force, 402 Scott Dr., Unit 3A1, Scott Air Force Base, Illinois, Attention: DOYAI, and in the event the named Insured requests such cancellation, the Insurer agrees to notify, by registered mail, the above stated activity immediately upon receipt of such request.

     e. Anything in the policy to the contrary notwithstanding, the aircraft may be operated by pilots authorized by the named Insured.

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

     f. Violations of regulations prescribed by the Federal Aviation Administration (FAA) shall not prejudice the insurance afforded by this policy.

     g. No special waiver issued by the FAA shall affect the insurance afforded hereunder.

     h. Any exclusions, conditions or other provisions of this endorsement, which have the effect of restricting or nullifying the coverage already granted by this policy in the absence of this endorsement, shall not apply.

Endorsement to Policy No:
                          ------------------------------------------------

Effective Date:
                ----------------------------------------------------------

Countersigned:
               -----------------------------------------------------------
                                                             (Date)
Company
        -------------------------------------------

3. CONTRACTOR ACQUIRED INSURANCE

     a. The Contractor shall procure and maintain during the entire period of performance under this contract the following minimum insurance in addition to the insurance required by paragraph 1, of this section:

     TYPE                                        AMOUNT

Automobile

Bodily Injury Liability                          $200,000 per person
                                                 $500,000 per occurrence
Property Damage Liability                        $20,000 per occurrence

Comprehensive General Liability

Bodily Injury Liability                          $500,000 per occurrence

Workmen's Compensation and Employers Liability

Workman's Comp & Occupational Disease            Statutory
Employer's Liability                             $100,000

     b. Contractor shall comply with the requirements of contract clause "Insurance - Work on a Government Installation" concerning notice to the Contracting Officer.

4. REQUIREMENT FOR INDEMNIFICATION APPROVAL

Notwithstanding the inclusion of FAR 52.250-1 and the clause entitled Definition of Unusually Hazardous Risk in Section I, indemnification will apply to performance under this contract only after Secretary of Air Force approval and after the contractor is notified by the Contracting Officer that the Commander AMC is implementing indemnification for a specific mission or missions.

5. FAA CHAPTER 443 WAR RISK HULL AND LIABILITY INSURANCE (PREVIOUSLY TITLE XIII)

The Contractor shall apply for Chapter 443 Aviation Insurance from the FAA, register all aircraft committed to CRAF as listed in Appendix 3A , and supply the FAA with a complete copy of its current Hull and Comprehensive Liability commercial insurance policies. The Contractor shall promptly notify the FAA of any tail number additions, removals, and/or changes in the aircraft committed to CRAF to ensure that the Contractor is covered by Chapter 443 Aviation Insurance without delay in the event of a CRAF activation.

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

6. RESPONSIBILITY FOR GOVERNMENT CARGO

     a. Property (hereinafter referenced in this paragraph as Government cargo) placed in Contractor's possession for the sole purpose of air transportation shall not be deemed to be Government Property within the meaning of the Government Property Clause. Government cargo, within the meaning of this paragraph, does not include passenger baggage or scheduled service (Category A) cargo.

     b. The Government hereby relieves the Contractor of liability for loss of, or damage to, any and all Government cargo transported by the Contractor in performance of this contract, except such loss, destruction and damage resulting from the willful misconduct or lack of good faith of any of the Contractor's managerial personnel, as defined in the contract clauses entitled "Government Property," (Fixed-Price Contract) - Alternate I, and except as outlined in paragraphs 1.3.10. and 1.3.10.1 in Section C, SOW:

     To the extent insurance required by subparagraph b(3) of paragraph entitled, "Passenger and Public Liability Insurance" of this Section or the appropriate portion of subparagraph c of paragraph entitled, "Passenger and Public Liability Insurance" of this Section (if Combined Single Limit Liability is used), is not required for payment of third party claims, the balance of said insurance shall apply to Government cargo loss, damage or destruction thereto.

7. COLLECTIVE BARGAINING UNITS

     a. The Contractor agrees to advise the applicable Collective Bargaining Units of the contract requirements set forth in Section C, SOW, paragraphs 4.1 and 4.1.1.

     b. The Contractor agrees to provide the Contracting Officer, upon request, a copy of any Collective Bargaining Agreement applicable to employees performing on this contract.

8. LEGAL DOCUMENTS

The Contractor shall submit, simultaneously with its transfer to the DOT, one copy to HQ AMC/DOY and one copy to HQ AMC/JAQ of each application, pleading, or other document submitted to said Agency by the Contractor or by any organization of which the Contractor is a member, which application, pleading, or other document pertains, directly or indirectly, to this or any other contract for air transportation to which AMC is a party or is expected to be a party. Included among such pleadings is any pertaining to the leasing of any aircraft listed in Appendix 3A.

9. 52.217-8 OPTION TO EXTEND SERVICES (NOV 1999)

The Government may require continued performance of services for a maximum of six (6) months and the AMC Uniform Rate for FY04 shall apply. In the event the Government exercises this option, prices shall be determined in accordance with para 2 of Section B. This option may be exercised more than once, but the total extension of performance hereunder shall not exceed six (6) months. The Contracting Officer may exercise the option by written notice to the Contractor not later than 15 days prior to expiration of the contract.

10. SUBMISSION OF COST AND PRICING DATA--MEMORANDUM OF UNDERSTANDING (MOU)

Contractors who are required to submit certified cost and pricing data pursuant to the MOU shall do so within the time specified by HQ AMC/LGC. Failure to provide certified cost and pricing data within the defined time may result in a reduction of such offerors' entitlement for the purpose of awarding business for the forecast year. Mobilization points may be reduced at a rate of one percentage point per day late, up to a maximum reduction of 30 percent. Requirements for submission of certified cost and pricing data are addressed in the MOU and procedures defined in FAR 15.403-4, entitled "Requiring Cost or Pricing Data (10 U.S.C. 2306 and 41 U.S.C. 254b", paragraph (b).

11. CRAF ACTIVATION ACCOUNTING

Separate accounting of costs during CRAF activation shall be maintained where Contractors anticipate extra contractual cost occurrences. The Contractor should maintain separate accounts, by job order or other suitable accounting procedures, of all incurred direct costs (less allocable credits) allocable to CRAF activation. If established, such accounts shall be maintained for three years after final payment under this contract.

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

12. PROVISIONAL PAYMENT OF EQUITABLE ADJUSTMENTS

The Contractor may submit requests for equitable adjustment for costs incurred outside the AMC uniform rate during CRAF activation in accordance with the terms and conditions of this contract. The equitable adjustment request may include a request for provisional payment against the amount requested. The Contracting Officer will review such requests and may approve a provisional payment against such requests for reasonable costs incurred outside the Uniform Rate. The provisional payment amount shall be determined by the Contracting Officer but under no circumstances will payment be approved for any costs that the Contracting Officer does not believe are reasonable, allocable to this contract and incurred as a result of the contract. Any payment made under this clause shall be deducted from the final equitable adjustment settlement. If the provisional payments exceed the final equitable adjustment settlement, the Contractor shall refund the amount of the overpayment to the Government on demand, plus interest at the current US. Treasury rate, in accordance with FAR 32.614.

13. INVITED CONTRACTOR OR TECHNICAL REPRESENTATIVE STATUS - REPUBLIC OF KOREA

     a. Invited-Contractor or technical representative status under the US-ROK Status of Forces Agreement (SOFA) is subject to the written approval of HQ USFK,AcofS, Acquisition Management.

     b. The Contracting Officer will coordinate with HQ USFK, AcofS, Acquisition Management, in accordance with DFARS, subpart 225.77, and USFK Reg 700-19. The Acquisition Management will determine the appropriate Contractor status under the SOFA and notify the ACO of the determination.

     c. Subject to the above approval, the Contractor, including their employees and lawful dependents, may be accorded such privileges and exemptions as specified in the US-ROK SOFA, and implemented per USFK Reg 700-19, subject to the conditions and limitations imposed by the SOFA and that regulation. These privileges and exemptions may be furnished during the performance period of the contract, subject to their availability and provided the invited-Contractor or technical-representative status is not withdrawn by USFK.

     d. The Contractor officials and employees performing under this contract collectively and separately warrant that they are not now performing, nor will perform during the period of this contract, any contract services or otherwise engage in business activities in the ROK other than those pertaining to the US armed forces.

     e. During the performance of the work in the ROK required by this contract, the Contractor will be governed by USFK regulations pertaining to the direct hiring and the personnel administration of Korean National employees.

     f. The authorities of the ROK will have the right to exercise jurisdiction over invited Contractors and technical representatives, including officials and employees, and their dependents, for offenses committed in the ROK and punishable by the laws of the ROK. In recognition of the role of such persons in the defense of the ROK, they will be subject to the provisions of Article XXII, U.S. ROK SOFA, related Agreed Minutes and Understandings of Implementation. In those cases in which the authorities of the ROK decide not to exercise jurisdiction, they shall notify the US military authorities as soon as possible. On such notification, the military authorities shall have the right to exercise such jurisdiction over the persons referred to, as conferred on them by the law of the United States.

     g. Invited Contractors and technical representatives agree to cooperate fully with the USFK sponsoring agency and responsible officer on all matters pertaining to logistic support. In particular, Contractors shall provide prompt and accurate reporting of changes in employee status as required by this regulation to the assigned sponsoring agency.

     h. Invited Contractor and technical representative status will be withdrawn by USFK on--

          (1) Completion or termination of the contract.

          (2) Proof that the Contractor or employees are engaged in business activities in the ROK other than those pertaining to US armed forces.

          (3) Proof that the Contractor or employees are engaged in practices illegal in the ROK or are violating USFK regulations.

     i. It is agreed that the withdrawal of the invited-Contractor or technical-representative status or any of the privileges associated therewith by the US Government, will not constitute grounds for excusable delay by the Contractor in the performance of the contract, nor will it justify or excuse the Contractor defaulting the performance of this contract; and such

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

withdrawal shall not serve as a basis for the filing of any claims against the US Government if the withdrawal is made for the reasons stated in subparagraph h above. Under no circumstances shall the withdrawal of such status or privileges be considered or construed as a breach of contract by the US Government. The determination to withdraw SOFA status and privileges by USFK shall be final and binding on the parties unless it is patently arbitrary, capricious, and lacking in good faith.

14. EXEMPTION FROM THE AIR PASSENGER DUTY IN THE UNITED KINGDOM

The Contractor shall request relief from Her Majesty's Air Passenger Duty for all passenger travel performed within the United Kingdom under the terms of this contract. Said request shall be forwarded to Head Office Control Team, HM Customs and Excise, Cambridge Excise, Lockton Hours, Clarendon Road, Cambridge, CB2 2BH, and shall include reference to the following:

               This relief is in accordance with arrangements and agreements between the appropriate US Government authority and HM customs and Excise (reference RDM 513/539/01). All US Government personnel traveling under the authority of this contract are traveling for official purposes and the travel is reimbursed from official funds of the US Government.

               Specific reference to this contract.

Failure to apply for said relief shall not be basis for a claim for equitable adjustment.

15. DEFICIT TRAFFIC

     a. This term applies to a situation where the Contractor's aircraft departed but the full amount of traffic within the guaranteed ACL could not be transported on the flight involved due to reasons caused by the Contractor. The deficit shall be charged from the station where it is incurred through to the first Government scheduled traffic stop where the deficit is corrected and the Government may utilize the space. Contractor shall be paid at the AMC negotiated uniform price for that portion of the trip, if any, over which he transported said traffic, less a seat mile or ton mile reduction caused by the deficit. The Contractor shall not bill for the dollar value of the deficit traffic, and the Government's guarantee with respect to that mission is reduced accordingly. Deficit traffic moved by a Contractor on any subsequent flight will be considered as newly generated traffic.

     b. Below is an example of deficit traffic calculation. The rates are approximations, not the current uniform rate. Actual deficit reduction will be based on actual uniform rates for the appropriate period of performance.

                    ROUTE: KNKT-(PANC)-(RJTY)-RODN-(RJTY)-(PANC)-KNKT
                    MILES: 16,020
                    RATE: $.06 (round-trip passenger rate per seat mile)
                    ACL: 190 seats
                    Situation: Two seats were unavailable for use from Kadena AB
                    (RODN) to Cherry Point MCAS (KNKT). The two-seat deficit is calculated as follows:

               8010 miles (RODN-(RJTY)-(PANC)-KNKT); times, $.06 per seat mile
               (RATE); times, two seats (number of seats not available for AMC use) = $961.20 Total Deficit.

16. BUMPING PASSENGERS ON NON-STOP SERVICE

     a. The Contractor shall provide non-stop service as specified on Section B line items. In the event the ACL must be reduced to provide non-stop service, the Contractor shall move space required bumped passengers on the next available scheduled service flight. The bumped passengers become the sole responsibility of the carrier until moved, to include but not be limited to, meals, lodging and transportation to and from lodging. In addition, if deemed appropriate by the ACO, the contracted price will be discounted by the percentage of bumped passengers. The discount will be computed by dividing the bumped passenger count by the contracted ACL. That percentage will be applied to the price for the portion of the flight not flown with the contracted ACL.

     b. For example: A MD-11 is contracted for 360 passengers to fly Seattle-Osan-Kunsan-Osan-Seattle. The contract price for the Seattle-Osan leg (5614 miles) is $145,959.51. The carrier cannot fly non-stop from Seattle to Osan without bumping 18

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

passengers to reduce the weight. 18 divided by 360 = 5%. $145,959.51 X 5% = $7,297.98. The total trip price of $296,078.40 will be reduced by $7,297.98 for a paid total of $288,780.42.

     c. The Government may invoke remedies which are set forth in this paragraph which will neither constitute a termination within the meaning of "FAR 52.249-2, Termination for Convenience of the Government (Fixed-Price)," nor in any way, diminish the Government's rights under the Clause entitled "Default." The rights and remedies of the Government provided for in this paragraph are not exclusive and do not give rise to Government liability for costs incurred and are in addition to any other Government rights and remedies provided for by law or by this contract.

17. TRIP CANCELLATION

     a. General. The Contracting Officer may unilaterally cancel an occasional mission, provided notification is given the Contractor. Any verbal notification will be confirmed in writing. Large-scale cancellations or long term reduction of requirements will not normally be covered by this paragraph. Any reference to days in this clause means a continuous 24-hour period. All "days" in this clause refer to "calendar days."

          (1) A cancellation charge will be paid on missions canceled with notification given within the time frames noted below. Times are all prior to scheduled departure. The cancellation charge will be applied to the trip price for the route segment only (ferry, stop charges, Eurocontrol surcharge or any other additional charges will not be included). Cancellation charges will not apply to missions terminated or canceled due to weather situations beyond the control of the Contractor or the Government. The charges are as follows:

               (a) Seven days or less:   Passenger -- 31.8%
                                         Cargo -- 31.6%

               (b) 8 to 14 days:         Passenger -- 19.8%
                                         Cargo -- 21.8%

               (c) 15 to 30 days:        Passenger -- 11.3%
                                         Cargo -- 10.2%

               (d) 31 to 45 days:        Passenger -- 7%
                   31 to 75 days:        Cargo -- 7%

               (e) Beyond 45 days:       Passenger -- 0.0%
                   Beyond 75 days:       Cargo -- 0.0%

          (2) Missions awarded less than 14 days prior to the operating date and subsequently canceled will be paid a cancellation charge of 19.8% for passenger and 21.8 % for cargo.

          (3) Missions awarded less than 5 days prior to the operating date and subsequently canceled will not be paid a percentage cancellation charge. The Contractor shall submit actual incurred mission costs for reimbursement consideration.

          (4) Contractor may elect to accept replacement missions in lieu of a cancellation charge.

     b. No Cost Cancellations

          (1) The Government will accrue one no-cost cancellation per quarter (beginning Oct, Jan, Apr, and Jul) from all Contractors (in the event of a teaming arrangement, each individual member of the team) who have operated 30 or more missions during the previous quarter (Oct will be based on missions from the previous contract), with a maximum accumulation of 4 per contract period. These no-cost cancellations may be applied to either basic or expansion buys.

          (2) No-cost cancellations may be used by the Government in lieu of paying a cancellation charge for missions canceled with at least 7 days notice and can be used at any time during the contract periods. If a mission is canceled with less than 7 days notice, the application of a no-cost cancellation is subject to mutual agreement.

          (3) No-cost cancellations will not be carried over from the current contract to the next contract.

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

18. 5352.247-1002 CONTRACTOR'S FAILURE TO PROVIDE SERVICE (OCT 1994)-AMCFARS

     a. In the event that contractor's aircraft is unable to depart from any station, the government may invoke remedies which are set forth in this paragraph which will neither constitute a termination within the meaning of the clause entitled "Termination for Convenience of the Government," nor in any way diminish the government's rights under the clause entitled "Default." The rights and remedies of the government provided for in this paragraph are not exclusive and do not give rise to government liability for costs incurred and are in addition to any other government rights and remedies provided for by law or by this contract.

     b. Substitute Service. This term, as used herein, applies to the substitution of an aircraft to replace contractor's aircraft which is unable to proceed from the departure station or from any en route station short of destination in accordance with schedules established pursuant to this contract. If the contractor fails to make an aircraft available for departure within 16 hours subsequent to scheduled departure time for a passenger flight or a mixed flight from an originating station or an en route station, or within 4 hours of a scheduled departure time for a passenger flight or a mixed flight from an en route station where no holding facilities for passengers are available, or within 24 hours of a scheduled departure time for a cargo flight from either the originating station or an en route station, or for any flight within such lesser time as may be agreed to by the contractor's designee, the government may: (1) cancel the requirement for further movement of the defaulted flight; (2) require the contractor to transport the defaulted passengers or cargo by substitute service within such additional time as the contracting officer may allow; (3) acquire substitute service from commercial sources; or (4) reschedule the defaulted flight or transport the defaulted passengers or cargo, or any portion thereof, itself. The exercise of any of these options will be in accordance with the following:

          (1) In the event that the requirement for further movement of the defaulted flight is canceled, the number of passengers equal to the guaranteed ACL for the flight involved, or the number of pounds of cargo equal to the guaranteed ACL of the flight involved, or the number of miles for the flight involved, will be subtracted from the government's guarantee. Any canceled requirement will be deleted from the contract by unilateral modification. If the failure to depart was from the originating station, contractor will not be paid any amount for the flight involved. If the failure to depart was from an en route station, the contractor will be paid at the AMC negotiated uniform rate for that portion of the trip over which he did transport the passengers or cargo.

          (2) If the contractor is required to transport the passengers or cargo of the defaulted flight by substitute service within such additional time as the contracting officer may allow, the contractor shall arrange and pay directly all costs involved in the transportation by the substitute aircraft. Contractor will be paid, in this event the full contract price for the flight involved, irrespective of the amount paid by him for this transportation by substitute aircraft. The substitute aircraft provided by the contractor must be of like type, configured in accordance with the applicable specifications, and must be approved by the contracting officer. In lieu of, or in addition to, providing the above type substitute service, the contractor may, at his own expense, purchase the amount of space, by common carriage or otherwise, needed for the movement of the passengers or cargo of the defaulted flight. The purchase of such space must be approved by the contracting officer and must be obtained only from American Flag carriers, except that in the event an American Flag carrier is unavailable or not reasonably available for point-to-point substitute service within an overseas area, upon prior authorization of the contracting officer, the contractor may use a Foreign Flag schedule carrier for substitute service on an exceptional basis only and provided the requirements of the clause entitled "Preference for United States Flag Air Carriers," are complied with. In such event, contractor would be paid the contract price for the involved transportation. If contractor transports by purchase of common carriage only a part of the number of passengers or amount of cargo of the defaulted flight, he will only be paid for those passengers or cargo so transported, and the passengers or cargo not transported shall be deducted from the government's guarantee.

          (3) The government may purchase substitute service from commercial sources. This can be by a substitute commercial aircraft or by the purchase from commercial sources of sufficient space to transport by common carriage or otherwise, the number of passengers or amount of cargo involved in the defaulted flight. In either event, the substitute service shall be deducted from the government's guarantee and the contractor would be charged by the government, any amount which the government had to pay to commercial sources which is in excess of the contract price for the transportation of the passengers or cargo involved for the distance involved. (If this substitute service is obtained for only a portion of a trip as provided in the contract, the contract price will be prorated for the distance involved in determining the amount due to the Government.) Contractor will not be paid any amount for the defaulted flight except that he will be paid at the AMC negotiated uniform rate for that portion of the trip, if any, over which he did transport the passengers or cargo on the flight involved. The contractor shall provide all services normally provided in connection with flights operating under this contract. In the event the defaulted flight was to be performed between military bases and the government procures common carriage substitute service, the defaulting contractor shall be responsible for the transportation between the military bases and the commercial terminal.

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

          (4) The government may, in its discretion, elect to either reschedule the defaulted flight to a later time within the performance period of the contract or may move these passengers and/or this cargo, or any portion thereof. In this event, the number of passengers equal to the guaranteed ACL for the flight involved, or the number of pounds of cargo to the guaranteed ACL of the flight involved, or the number of miles for the flight involved shall be subtracted from the government's guarantee and the contractor shall be charged, by the government, the excess, if any, of the charge for this movement as computed under the provisions of AFR 76-28 over the contract price. If this movement is utilized for only a portion of a trip as provided in the contract, the contract price shall be prorated for the distance involved in determining the amount due the government. Contractor shall not be paid any amount for transportation of the passengers or cargo of the defaulted flight except that he shall be paid at the AMC negotiated uniform rate for that portion of the trip, if any, over which he did transport said passengers or cargo in the flight involved.

     c. The contracting officer may permit the contractor to provide services with substitute aircraft having a lower ACL. When such substitution of aircraft is permitted, the contractor shall be reimbursed at the rate per ton/pax mile established in the original award times the lesser ACL with a corresponding reduction in the government's guarantee. In addition or as an alternative to providing substitute aircraft having a lower ACL, the contracting officer may permit the contractor to acquire, at his own expense, the amount of space, by common carriage, needed for movement of the pax or cargo equal to the ACL of the aircraft originally scheduled for the flight, in which event the contractor shall be paid at the contract rate for the pax and/or cargo within the guaranteed ACL which are actually transported. The contracting officer may also permit the contractor to provide services with substitute aircraft having a higher ACL than the aircraft required for performance of services under the contract. In this event, the contractor shall be reimbursed only the contract price for the flight as originally awarded.

     d. The contracting officer, in making his decisions and selections for substitute service, will use his discretion in such a manner as to mitigate contractor's liability for excess costs when reasonably possible. However, military needs and urgency will be the prime consideration in the exercise of this discretion.

     e. Irrespective of any of the provisions of any subparagraph of this clause, the government may cancel any mission for movement of submarine crews if the specified aircraft or an equal substitute aircraft acceptable to the government is not positioned 2 hours prior to scheduled departure time. This cancellation, under these circumstances, is at the sole discretion of the government and shall be at no cost to the government.

     f. The provisions of Section C, SOW relative to contractor's responsibility for care of passengers, and for providing meals and billets, apply to all situations discussed in this clause, wherein the contractor failed to depart as scheduled. Contractor shall retain responsibility for passengers until such time as they are moved by the contractor or the government, or the requirement is canceled by the government.

     g. In the event the contractor fails to deliver any part of the GACL (pax or cargo) to manifested destination due to an accident, contractor shall be paid at AMC negotiated uniform rate only for that amount of pax or cargo delivered to manifested destination.

19. ALLOCATION AND ORDERING OF EXPANSION AIRLIFT

     a. Expansion requirements will be awarded, based on entitlement, to the contractor who has submitted an acceptable offer in response to the Government's request for offers. Expansion entitlement will be calculated in the same manner as entitlement for the fixed, peacetime airlift award and as described in paragraph (b) below. Factors used to determine the acceptability of an offer include timeliness of submission, type and weight capacity of aircraft offered, date of availability, total cost of offer and contractor reliability and violation status. When two or more members of a Teaming Arrangement (TA) make acceptable offers for the same expansion requirement, the TA agent will determine which contractor will perform the mission.

     b. Awards for expansion business will be allocated monthly based on entitlement calculated by dividing each contractor's mobilization value (MV) points by the total points of all entitled contractors offering in a category. Entitled contractor's MV points will be recalculated by the Government at the beginning of each quarter (October, January, April, July) beginning 1 Oct 03, to adjust for any aircraft offered by new contractors or for additional aircraft committed by contractors during the contract period. Entitlement percentages will be recalculated for each category of business. New contractors committing aircraft to the CRAF after the closing of the Request for Proposal (RFP) may offer as an individual contractor, as a new TA or as an addition to an existing TA. A contractor who submits an offer after RFP closing and is awarded a contract is considered a non-entitled contractor until such time as the next quarterly recalculation of MVP is completed. Prior to recalculation, the contractor will be considered for expansion business only if no acceptable offers are received from entitled contractors. If more than one non-entitled contractor offers on an expansion requirement, award will be made to the contractor who has committed the most

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

aircraft in wide body equivalents or B727 equivalents to the CRAF. Recalculated entitlement percentages shall be utilized for expansion awards only. The Contracting Officer will attempt to make awards commensurate to every contractor's entitlement each month, however, the Government is not obligated to ensure individual contractors/TAs meet or exceed their entitlement each month. Expansion entitlement not received in one month may not be carried over to a future month.

     c. Delivery Orders. The Government will request and contractors shall submit offers for expansion airlift electronically, telephonically, or by telefax.. An offer submitted by a contractor is considered a firm offer that, when accepted by the Government, becomes binding. Issuance of a task order (DD Form 1155) serves as Government acceptance of the contractor's offer. Task orders shall set forth (1) the services being ordered, (2) performance date, (3) price, (4) fund cite, and (5) any other pertinent information. An executed copy of each task order will be provided to the Contractor.

20. LONG TERM EXPANSION

Known transportation requirements that have not been defined by specific route, date or passenger count may be purchased as "Long Term Expansion" (LTE) and shall be procured using the following procedures:

     a. CLINs designated as "Long Term Expansion" shall contain an estimated dollar value based on the Government's general requirement (estimated number of passengers to be moved for an exercise or force rotation during a given timeframe, normally expressed in terms of weeks). The Government will provide the carriers a list of the LTE requirements and carriers will offer aircraft capability by week. Based on entitlement, the Government will advise the contractors which requirements they are entitled to receive. Awards for LTE will not be made at the time of contract award.

     b. At a minimum of 90 calendar days prior to the earliest operating date for each exercise or force rotation, firm schedules and ACL will be negotiated and delivery orders will be issued.

     c. All aircraft will be considered, but preferences will be given to widebody aircraft. Factors to be considered in award are found in paragraph H-19.

     d. Although this Long Term Expansion has been included as an estimate for planning purposes, it will be negotiated and awarded as a separate category. If entitlement is not met in another category, it will not be transferable to this category.

     e. In the event a requirement does not materialize or is canceled in its entirety, the Government is not under obligation to replace the entitlement with other expansion business.

     f. Aside from the above, all terms and conditions for operating fixed passenger business shall apply.

21. AWARDING EXPANSION AIRLIFT FOR OUTSIZED CARGO

     a. The Government may from time to time during the period of performance of this contract, have requirements for outsized cargo services as described in SOW, paragraph 1.13.16. Outsized cargo airlift requirements include airlift services not currently available directly from US certificated contractor due to the absence of US certificated aircraft with the requisite capacity. With the express approval of the contracting officer, the contractor may perform these services by subcontracting to a foreign contractor. The foreign contractor must be DOD-approved pursuant to 32 CFR 861 prior to submission of offer (reference Section L, paragraph 7(b)(11)).

     b. The process for award of expansion airlift for outsized cargo will be as follows:

               (1) Requirements will be competed on a mission-by-mission basis at the time specific routes and dates become available. Interested contractors will propose specific type(s) of aircraft, and an all inclusive trip price. Reference Section B, paragraph 2f(5).

               (2) Award of the mission will be made to the DOD approved contractor with the lowest priced acceptable offer in response to the Government's request for offers. Factors other than lowest total trip price used to determine the acceptability of an offer include timeliness of submission, type and weight capacity of aircraft offered, contractor reliability and violation status, and date of availability.

     c. Delivery Orders. The Government will request and contractors shall submit offers for outsized cargo expansion airlift electronically, telephonically, or by telefax. An offer submitted by a contractor is considered a firm offer that, when accepted

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

by the Government, becomes binding. Issuance of a task order (DD Form 1155) serves as Government acceptance of the contractor's offer. Task orders shall set forth (1) the services being ordered, (2) performance date, (3) price, (4) fund cite, and (5) any other pertinent information. An executed copy of each task order will be provided to the contractor. Reference Section G, paragraph 2b.

     d. Terms and conditions of this contract that will not apply to outsized cargo missions are:

               (1) Entitlement.

               (2) AMC Negotiated Uniform Rates and Rules.

               (3) Fuel adjustments.

               (4) Section G, paragraph 2b(11) concerning ferry certification.

22. 5352.204-9000 NOTIFICATION OF GOVERNMENT SECURITY ACTIVITY AND VISITOR GROUP SECURITY AGREEMENTS (APR 2003) AFFARS

This contract contains a DD Form 254, DOD Contract Security Classification Specification, and requires performance at a government location in the U.S. or overseas. Prior to beginning operations involving classified information on an installation identified on the DD Form 254, the contractor shall take the following actions:

(a) At least thirty days prior to beginning operations, notify the security police activity shown in the distribution block of the DD Form 254 as to:

               (1) The name, address, and telephone number of this contract company's representative and designated alternate in the U.S. or overseas area, as appropriate;

               (2) The contract number and military contracting command;

               (3) The highest classification category of defense information to which contractor employees will have access;

               (4) The Air Force installations in the U.S. (in overseas areas, identify only the APO number(s)) where the contract work will be performed;

               (5) The date contractor operations will begin on base in the U.S. or in the overseas area;

               (6) The estimated completion date of operations on base in the U.S. or in the overseas area; and

               (7) Any changes to information previously provided under this clause.

This requirement is in addition to visit request procedures contained in DOD 5220.22-M, National Industrial Security Program Operating Manual.

(b) Prior to beginning operations involving classified information on an installation identified on the DD Form 254 where the contractor is not required to have a facility security clearance, the contractor shall enter into a Visitor Group Security Agreement (or understanding) with the installation commander to ensure that the contractor's security procedures are properly integrated with those of the installation. As a minimum, the agreement shall identify the security actions that will be performed:

               (1) By the installation for the contractor, such as providing storage and classified reproduction facilities, guard services, security forms, security inspections under DOD 5220.22-M, classified mail services, security badges, visitor control, and investigating security incidents; and

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

               (2) Jointly by the contractor and the installation, such as packaging and addressing classified transmittals, security checks, internal security controls, and implementing emergency procedures to protect classified material.

23. 5352.223-9001 HEALTH AND SAFETY ON GOVERNMENT INSTALLATIONS (JUN 1997)
AFFARS

     a. In performing work under this contract on a Government installation, the Contractor shall--

          (1) Comply with the specific health and safety requirement established by this contract;

          (2) Comply with the health and safety rules of the Government installation that concern related activities not directly addressed in this contract;

          (3) Take all reasonable steps and precautions to prevent accidents and preserve the health and safety of Contractor and Government personnel performing or in any way coming in contact with the performance of this contract; and

          (4) Take such additional immediate precautions as the Contracting Officer may reasonably require for health and safety.

     b. The Contracting Officer may, by written order, direct Air Force Occupational Safety and Health (AFOSH) and/or health/safety standards as may be required in the performance of this contract and any adjustments resulting from such direction will be in accordance with the changes clause of this contract.

     c. Any violation of these health and safety rules and requirements, unless promptly corrected as directed by the Contracting Officer, shall be grounds for termination of this contract in accordance with the "Default" clause of this contract.

24. 5352.247-1000 AIR SAFETY (DEC 2002) AMCFARS

     a. Contractor is obligated to comply with generally accepted standards of airmanship, training, and maintenance practices and procedures. Contractor must also satisfy DOD quality and safety requirements as described in 32 CFR Part 861, Section 861.3. In addition, contractor shall comply with all provisions of applicable statutes, tenders of service, and contract terms, as such may affect flight safety, as well as with all applicable Federal Aviation Administration Regulations, Air worthiness Directives, Orders, rules, and standards promulgated under the Federal Aviation Act of 1958, as amended. Compliance with published standards may not, standing alone, constitute compliance with generally accepted standards of airmanship, training, or maintenance.

     b. The cleanliness and orderliness of an aircraft, including the visible components and surfaces thereof affect the ability to inspect an aircraft, may be valid indicators of the overall maintenance level of an aircraft, and may have a direct effect on the security and confidence of passengers. Therefore, contractor's failure to keep and maintain all such components and surfaces of the aircraft used in performance of this contract clean, orderly, and in a good state of repair, may be deemed a failure to comply with generally accepted standards of maintenance to the extent the failures go beyond mere cosmetic or housekeeping deficiencies and relates in some manner to confidence in the safety, maintenance, or air worthiness of the aircraft.

     c. Should the Government determine that any of the following conditions exist, it may suspend or place in temporary nonuse status contractor's further performance of airlift transportation services for the Department of Defense:

          (1) Contractor's failure to meet any of the obligations imposed by the preceding two paragraphs.

          (2) Involvement of one of contractor's aircraft in a serious or fatal accident, incident, or operational occurrence (regardless of whether or not such aircraft is being used in the performance of this contract);

          (3) Any other condition that affects the safe operation of contractor's flights hereunder.

     d. Such suspension shall be accomplished pursuant to the Department of Defense Commercial Air Transportation Quality and Safety Review Program (32 CFR
Part 861), which is hereby incorporated in this contract by reference, or any procedures that supersede same which may be adopted by the Commander in Chief (USTRANSCOM) from time - to time. The suspension procedures, including the temporary nonuse, reinstatement, and appeals processes, set out therein, are binding, final, and conclusive. In no event shall suspension or temporary nonuse proceedings, regardless of outcome, give rise to any liability on the part of the Government.

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

     e. Suspension or temporary nonuse hereunder resulting in unavailability of contractor aircraft to perform service under this contract shall be treated as failure to maintain authorization to engage in air transportation under the clause of the contract entitled, "Requirement For Authorization To Engage in Air Transportation."

25. 5352.247-1001 REQUIREMENT FOR AUTHORIZATION TO ENGAGE IN AIR TRANSPORTATION (DEC 2002) AMCFARS

     a. This contract is conditioned upon the Contractor (if the contractor is a team arrangement, applies to each team member) being an air carrier and holding a Certificate of Public Convenience and Necessity issued under Section 401 of the Federal Aviation Act (FAA of 1958, as amended), or otherwise authorized by the DOT to engage in direct air transportation services, holding an Air Carrier's Operating Certificate issued by the FAA under Part 121 of the Federal Aviation Regulations (14 CFR 121) for airlift operated by the offeror, and participating in the CRAF, if applicable. Furthermore, the Contractor shall not be in a suspension or temporary nonuse status in accordance with the clause entitled "AIR SAFETY."

     b. If at any time during the performance period of this contract the contractor is not in compliance with the requirements of paragraph a above, including, but not limited to, instances when the certificate demonstrating compliance with paragraph a above is (i) suspended by the pertinent regulatory body for any period of time even though the effect of the suspension is stayed pending review by a court of competent jurisdiction, (ii) canceled or revoked in its entirety by the pertinent regulatory body even though the effect of the cancellation or revocation is stayed pending review by a court of competent jurisdiction, or (iii) such certificate or interim operating authority has expired and has not been renewed, then the contracting officer may elect any one or a combination of the following courses of action:

          (1) Suspend the Contractor from further performance of all or any part of this contract until such time as the suspension/temporary nonuse imposed by the pertinent regulatory body shall have expired or until such time as the suspension, temporary nonuse, cancellation, or revocation shall have been finally set aside, removed, or otherwise terminated. The period of suspension of this contract will begin at the time that notice thereof is given by the contracting officer to the contractor's designee named in accordance with paragraph 4 of this contract. All flights which were scheduled to be flown during the time any such suspension is in effect will be canceled. A unilateral modification reflecting the cancellation and reducing the Government's obligation accordingly will be issued by the contracting officer at the termination of the period during which this contract is suspended or after the expiration of the period of performance of this contract. Any such cancellation is not for the convenience of the Government and is not a termination within the meaning of the clause entitled "Termination for Convenience of the Government (Fixed-Price)." Such cancellation will be accomplished at no cost to either party, and the substitute service provisions of this contract will not apply to such canceled flights.

          (2) Exercise the government's rights under the special clause of the contract entitled, "Contractor's Failure to Provide Service."

          (3) Terminate this contract in whole or in part under the procedures of the clause entitled "Default." If this contract is terminated for default pursuant to paragraph b, and if it is subsequently determined that termination for default is not appropriate, this contract shall then be considered to have been canceled pursuant to subparagraph b(4) below.

          (4) Cancel this contract in whole or in part. Any such cancellation will be accomplished by the issuance of a unilateral modification and will not be a termination under the provisions of the clause entitled "Termination for Convenience of the Government (Fixed-Price)," and neither party will be liable to the other party for costs incurred as a result of such cancellation.

26. 5352.242-9000 CONTRACTOR ACCESS TO AIR FORCE INSTALLATIONS (JUN 2002) AFFARS

The contractor shall obtain base identification and vehicle passes for all contractor personnel who make frequent visits to or perform work on the Air Force installation(s) cited in the contract. Contractor personnel are required to wear or prominently display installation identification badges or contractor-furnished, contractor identification badges while visiting or performing work on the installation.

The contractor shall submit a written request on company letterhead to the contracting officer listing the following: contract number, location of work site, start and stop dates, and names of employees and subcontractor employees needing access to the base. The letter will also specify the individual(s) authorized to sign for a request for base identification credentials or vehicle passes. The contracting officer will endorse the request and forward it to the issuing base pass and registration office or security police for processing. When reporting to the registration office, the authorized contractor individual(s) should provide

                                              SOLICITATION NO.: F11626-03-R-0002
                                                  CONTRACT NO.: F11626-03-D-0024

a valid driver's license, current vehicle registration, valid vehicle insurance certificate and any other documentation specified by the ACO to obtain a vehicle pass.

During performance of the contract, the contractor shall be responsible for obtaining required identification for newly assigned personnel and for prompt return of credentials and vehicle passes for any employee who no longer requires access to the work site.

When work under this contract requires unescorted entry to controlled or restricted areas, the contractor shall comply with AFI 31-101, Volume 1, The Air Force Installation Security Program, and AFI 31-501, Personnel Security Program Management, as applicable.

Upon completion or termination of the contract or expiration of the identification passes, the prime contractor shall ensure that all base identification passes issued to employees and subcontractor employees are returned to the issuing office.

Failure to comply with these requirements may result in withholding of final payment.

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

1. 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998) FAR

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be addressed electronically at this address: http://farsite.hill.af.mil/

2. The following clauses are incorporated by reference:

FAR
NUMBER          CLAUSE TITLE                                             DATE
-------         ------------                                             -----
52.202-1        DEFINITIONS                                              DEC 2001
52.203-3        GRATUITIES                                               APR 1984
52.203-5        COVENANT AGAINST CONTINGENT FEES                         APR 1984
52.203-6        RESTRICTIONS ON SUBCONTRACTOR SALES TO THE               JUL 1995
                GOVERNMENT
52.203-7        ANTI-KICKBACK PROCEDURES                                 JUL 1995
52.203-8        CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS
                FOR ILLEGAL OR IMPROPER ACTIVITY                         JAN 1997
52.203-10       PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER          JAN 1997
                ACTIVITY
52.203-12       LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN              JUN 2003
                FEDERAL TRANSACTIONS
52.204-2        SECURITY REQUIREMENTS                                    AUG 1996
52.209-6        PROTECTING THE GOVERNMENT'S INTEREST WHEN                JUL 1995
                SUBCONTRACTING WITH CONTRACTORS DEBARRED,
                SUSPENDED, OR PROPOSED FOR DEBARMENT
52.215-2        AUDIT AND RECORDS - NEGOTIATION                          JUN 1999
52.215-8        ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT             OCT 1997
52.215-10       PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA       OCT 1997
52.215-12       SUBCONTRACTOR COST OR PRICING DATA                       OCT 1997
52.215-15       PENSION ADJUSTMENTS AND ASSET REVERSIONS                 DEC 1998
52.215-18       REVERSION OR ADJUSTMENT OF PLANS FOR                     OCT 1997
                POST RETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS
52.215-19       NOTIFICATION OF OWNERSHIP CHANGES                        OCT 1997
52.216-18       ORDERING                                                 OCT 1995
                The blank in para (a), line 5 is completed as follows:
                1 Oct 2003 through 30 Sep 2004
52.216-19       ORDER LIMITATIONS                                        OCT 1995
                The blanks are completed as follows:
                Para (a), line 2 $1,250
                Para (b)(1) $4,000,000
                Para (b)(2) $10,000,000
                Para (b)(3) 5 days
                Para (d), line 3 5 days
52.216-22       INDEFINITE QUANTITY                                      OCT 1995
                The blank in para (d), last line is
                completed as follows: 30 Sep 2004
52.219-8        UTILIZATION OF SMALL BUSINESS CONCERNS                   OCT 2000
52.219-9        SMALL BUSINESS SUBCONTRACTING PLAN                       JAN 2002
52.219-16       LIQUIDATED DAMAGES - SUBCONTRACTING PLAN                 JAN 1999

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

FAR
NUMBER          CLAUSE TITLE                                             DATE
-------         ------------                                             -----
52.222-1        NOTICE TO THE GOVERNMENT OF LABOR DISPUTES               FEB 1997
52.222-3        CONVICT LABOR                                            JUN 2003
52.222-21       PROHIBITION OF SEGREGATED FACILITIES                     FEB 1999
52.222-26       EQUAL OPPORTUNITY                                        APR 2002
52.222-29       NOTIFICATION OF VISA DENIAL                              JUN 2003
52.222-35       EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS,         DEC 2001
                VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE
                VETERANS
52.222-36       AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES         JUN 1998
52.222-37       EMPLOYMENT REPORTS ON SPECIAL DISABLED                   DEC 2001
                VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER
                ELIGIBLE VETERANS
52.223-6        DRUG-FREE WORKPLACE                                      MAY 2001
52.224-1        PRIVACY ACT NOTIFICATION                                 APR 1984
52.224-2        PRIVACY ACT                                              APR 1984
52.225-13       RESTRICTIONS ON CERTAIN FOREIGN PURCHASES                JUN 2003
52.226-1        UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED     JUN 2000
                ECONOMIC ENTERPRISES
52.227-1        AUTHORIZATION AND CONSENT                                JUL 1995
52.227-2        NOTICE AND ASSISTANCE REGARDING PATENT AND               AUG 1996
                COPYRIGHT INFRINGEMENT
52.227-6        ROYALTY INFORMATION                                      APR 1984
52.228-3        WORKERS' COMPENSATION INSURANCE                          APR 1984
                (DEFENSE BASE ACT)
52.228-4        WORKERS' COMPENSATION AND WAR-HAZARD                     APR 1984
                INSURANCE OVERSEAS
52.228-5        INSURANCE--WORK ON A GOVERNMENT INSTALLATION             JAN 1997
52.229-3        FEDERAL, STATE, AND LOCAL TAXES                          APR 2003
52.229-5        TAXES--CONTRACTS PERFORMED IN U.S. POSSESSIONS           APR 1984
                OR PUERTO RICO
52.229-6        TAXES--FOREIGN FIXED -PRICE CONTRACTS                    JUN 2003
52.232-4        PAYMENTS UNDER TRANSPORTATION CONTRACTS AND              APR 1984
                TRANSPORTATION-RELATED SERVICES CONTRACTS
52.232-8        DISCOUNTS FOR PROMPT PAYMENT                             FEB 2002
52.232-9        LIMITATION ON WITHHOLDING OF PAYMENTS                    APR 1984
52.232-11       EXTRAS                                                   APR 1984
52.232-17       INTEREST                                                 JUN 1996
52.232-18       AVAILABILITY OF FUNDS                                    APR 1984
52.232-23       ASSIGNMENT OF CLAIMS                                     JAN 1986
                ALTERNATE I                                              APR 1984
52.232-25       PROMPT PAYMENT                                           FEB 2002
52.232-33       PAYMENT BY ELECTRONIC FUNDS TRANSFER (CCR)               MAY 1999
52.233-1        DISPUTES                                                 JULY 2002
                ALTERNATE I                                              DEC 1991
52.233-3        PROTEST AFTER AWARD                                      AUG 1996
52.237-2        PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT,           APR 1984
                AND VEGETATION
52.242-13       BANKRUPTCY                                               JUL 1995
52.243-1        CHANGES--FIXED-PRICE                                     APR 1984
52.244-2        SUBCONTRACTS                                             AUG 1998
52.245-4        GOVERNMENT FURNISHED PROPERTY (SHORT FORM)               JUN 2003
52.246-25       LIMITATION OF LIABILITY - SERVICES                       FEB 1997
52.247-5        FAMILIARIZATION WITH CONDITIONS                          APR 1984

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

FAR
NUMBER          CLAUSE TITLE                                             DATE
-------         ------------                                             -----
52.247-12       SUPERVISION, LABOR, OR MATERIALS                         APR 1984
52.247-21       CONTRACTOR LIABILITY FOR PERSONAL INJURY AND/OR
                PROPERTY DAMAGE                                          APR 1984
52.247-27       CONTRACT NOT AFFECTED BY ORAL AGREEMENT                  APR 1984
52.247-63       PREFERENCE FOR U.S.-FLAG AIR CARRIERS                    JUN 2003
52.248-1        VALUE ENGINEERING                                        FEB 2000
52.249-2        TERMINATION FOR CONVENIENCE OF THE GOVERNMENT            SEP 1996
                (FIXED-PRICE)
52.249-8        DEFAULT (FIXED-PRICE SUPPLY AND SERVICE), ALT I          APR 1984

DEFENSE
FAR SUP
NUMBER          CLAUSE TITLE                                             DATE
-------         ------------                                             -----
252.201-7000    CONTRACTING OFFICER'S REPRESENTATIVE                     DEC 1991
252.203-7001    PROHIBITION OF PERSONS CONVICTED OF FRAUD OR OTHER       MAR 1999
                DEFENSE- CONTRACT-RELATED FELONIES
252.203-7002    DISPLAY OF DOD HOTLINE POSTER                            DEC 1991
252.204-7000    DISCLOSURE OF INFORMATION                                DEC 1991
252.204-7003    CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT             APR 1992
252.204-7004    REQUIRED CENTRAL CONTRACTOR REGISTRATION                 NOV 2001
252.205-7000    PROVISION OF INFORMATION TO COOPERATIVE                  DEC 1991
                AGREEMENT HOLDERS
252.209-7000    ACQUISITION FROM SUBCONTRACTORS SUBJECT                  NOV 1995
                TO ON-SITE INSPECTION UNDER THE
                INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY
252.209-7004    SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR
                CONTROLLED BY THE GOVERNMENT OF A TERRORIST
                COUNTRY                                                  MAR 1998
252.215-7000    PRICING ADJUSTMENTS                                      DEC 1991
252.215-7002    COST ESTIMATING SYSTEM REQUIREMENTS                      OCT 1998
252.219-7003    SMALL, SMALL DISADVANTAGED AND WOMAN-OWNED
                SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS)       APR 1996
252.222-7000    RESTRICTIONS ON EMPLOYMENT OF PERSONNEL                  MAR 2000
                The blank in para (a), line 2 is
                completed as follows: HAWAII/ALASKA
252.223-7002    SAFETY PRECAUTIONS FOR AMMUNITION                        MAY 1994
                AND EXPLOSIVES
252.223-7003    CHANGE IN PLACE OF PERFORMANCE--                         DEC 1991
                AMMUNITIONS AND EXPLOSIVES
252.223-7004    DRUG-FREE WORK FORCE                                     SEP 1988
252.223-7006    PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND         APR 1993
                HAZARDOUS MATERIALS
252.225-7026    REPORTING OF CONTRACT PERFORMANCE OUTSIDE                APR 2003
                THE UNITED STATES
252.225-7031    SECONDARY ARAB BOYCOTT OF ISRAEL                         APR 2003
252.225-7042    AUTHORIZATION TO PERFORM                                 APR 2003
252.225-7043    ANTITERRORISM/FORCE PROTECTION POLICY FOR DEFENSE        JUN 1998
                CONTRACTORS OUTSIDE THE UNITED STATES
                The blank in paragraph (c) is completed as follows:
                HQ AFSFC/SFPA Commercial: (210) 925-7035/7036
252.231-7000    SUPPLEMENTAL COST PRINCIPLES                             DEC 1991

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

DEFENSE
FAR SUP
NUMBER          CLAUSE TITLE                                             DATE
-------         ------------                                             -----
252.242-7000    POSTAWARD CONFERENCE                                     DEC 1991
252.243-7001    PRICING OF CONTRACT MODIFICATIONS                        DEC 1991
252.243-7002    REQUESTS FOR EQUITABLE ADJUSTMENT                        MAR 1998

AIR FORCE
FAR SUP
NUMBER          CLAUSE TITLE                                             DATE
-------         ------------                                             -----
5352.223-9002   REQUIREMENTS AFFECTING CONTRACTOR PERSONNEL              APR 2003
                PERFORMING MISSION ESSENTIAL SERVICES
                The blank in paragraph (b) is completed as follows: 10

3. 52.250-1 INDEMNIFICATION UNDER PUBLIC LAW 85-804 (APR 1984) FAR

     a. "Contractor's principal officials," as used in this clause, means directors, officers, managers, superintendents, or other representatives supervising or directing--

          (1) All or substantially all of the Contractor's business;

          (2) All or substantially all of the Contractor's operations at any one plant or separate location in which this contract is being performed; or

          (3) A separate and complete major industrial operation in connection with the performance of this contract.

     b. Under Public Law 85-804 (50 U.S.C. 1431-1435) and Executive Order 10789, as amended, and regardless of any other provisions of this contract, the Government shall, subject to the limitations contained in the other paragraphs of this clause, indemnify the Contractor against--

          (1) Claims (including reasonable expenses of litigation or settlement) by third persons (including employees of the Contractor) for death; personal injury; or loss of, damage to, or loss of use of property;

          (2) Loss of, damage to, or loss of use of Contractor property, excluding loss of profit; and

          (3) Loss of, damage to, or loss of use of Government property, excluding loss of profit.

     c. This indemnification applies only to the extent that the claim, loss, or damage (1) arises out of or results from a risk defined in this contract as unusually hazardous or nuclear and (2) is not compensated for by insurance or otherwise. Any such claim, loss, or damage, to the extent that it is within the deductible amounts of the Contractor's insurance, is not covered under this clause. If insurance coverage or other financial protection in effect on the date the approving official authorizes use of this clause is reduced, the Government's liability under this clause shall not increase as a result.

     d. When the claim, loss, or damage is caused by willful misconduct or lack of good faith on the part of any of the Contractor's principal officials, the Contractor shall not be indemnified for--

          (1) Government claims against the Contractor (other than those arising through subrogation); or

          (2) Loss or damage affecting the Contractor's property.

     e. With the Contracting Officer's prior written approval, the Contractor may, in any subcontract under this contract, indemnify the subcontractor against any risk defined in this contract as unusually hazardous or nuclear. This indemnification shall provide, between the Contractor and the subcontractor, the same rights and duties, and the same provisions for notice, furnishing of evidence or proof, and Government settlement or defense of claims as this clause provides. The Contracting Officer may also approve indemnification of subcontractors at any lower tier, under the same terms and conditions. The

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

Government shall indemnify the Contractor against liability to subcontractors incurred under subcontract provisions approved by the Contracting Officer.

     f. The rights and obligations of the parties under this clause shall survive this contract's termination, expiration, or completion. The Government shall make no payment under this clause unless the agency head determines that the amount is just and reasonable. The Government may pay the Contractor or subcontractors, or may directly pay parties to whom the Contractor or subcontractors may be liable.

     g. The Contractor shall--

          (1) Promptly notify the Contracting Officer of any claim or action against, or any loss by, the Contractor or any subcontractors that may be reasonably expected to involve indemnification under this clause;

          (2) Immediately furnish to the Government copies of all pertinent papers the Contractor receives;

          (3) Furnish evidence or proof of any claim, loss, or damage covered by this clause in the manner and form the Government requires; and

          (4) Comply with the Government's directions and execute any authorizations required in connection with settlement or defense of claims or actions.

     h. The Government may direct, control, or assist in settling or defending any claim or action that may involve indemnification under this clause.

4. DEFINITION OF UNUSUALLY HAZARDOUS RISK

     a. Definitions:

          (1) "Civil Reserve Air Fleet (CRAF) Mission" means the provision of airlift services under this contract (1) ordered pursuant to authority available because of the activation of CRAF or (2) directed by Commander, Air Mobility Command (AMC/CC) or his successor for missions substantially similar to or in lieu of those ordered pursuant to formal CRAF activation.

          (2) "Airlift Services" means all services (passenger, cargo, or medical evacuation) and anything the contractor is required to do in order to conduct or position the aircraft, personnel, supplies, and equipment for a flight and return. Airlift Services include ground related services supporting CRAF missions. Airlift Services do not include any services involving any persons or things which, at the time of the event, act, or omission giving rise to a claim, are directly supporting commercial business operations unrelated to a CRAF mission objective.

          (3) "War risks" means risks of:

               (a) War (including war between the Great Powers), invasion, acts of foreign enemies, hostilities (whether declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power, or attempt at usurpation of power.

               (b) Any hostile detonation of any weapon of war employing atomic or nuclear fission and/or fusion or other like reaction or radioactive force or matter.

               (c) Strikes, riots, civil commotions, or labor disturbances related to occurrences under subparagraph (1) above.

               (d) Any act of one or more persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting there is accidental or intentional, except for ransom or extortion demands.

               (e) Any malicious act or act of sabotage, vandalism, or other act intended to cause loss or damage.

               (f) Confiscation, nationalization, seizure, restraint, detention, appropriation, requisition for title or use by or under the order of any Government (whether civil or military or de facto) or public or local authority.

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

               (g) Hijacking or any unlawful seizure or wrongful exercise of control of the aircraft or crew (including any attempt at such seizure or control) made by any person or persons on board the aircraft or otherwise, acting without the consent of the insured.

               (h) The discharge or detonation of a weapon or hazardous material while on the aircraft as cargo or in the personal baggage of any passenger.

     b. For the purpose of the contract clause entitled "Indemnification Under Public Law 85-804 (APR 1984)," it is agreed that all war risks resulting from the provision of airlift services for a CRAF mission in accordance with the contract are unusually hazardous risks, and shall be indemnified to the extent that such risks are not covered by insurance procured under Chapter 443 of the Federal Aviation Act or other insurance, because such insurance has been canceled, has applicable exclusions, or has been determined by the Government to be prohibitive in cost. The Government's liability to indemnify the contractor shall not exceed that amount for which the contractor commercially insures under its established policies of insurance.

     c. Indemnification is provided for personal injury and death claims resulting from the transportation of medical evacuation patients whether or not the claim is related to war risks.

     d. Indemnification of risks involving the operation of aircraft, as discussed above, is limited to claims or losses arising out of events, acts, or omissions involving the operation of an aircraft for airlift services for a CRAF mission, from the time that aircraft is withdrawn from the contractor's regular operations (commercial, DOD, or other activity unrelated to airlift services for a CRAF mission) until it is returned for regular operations. Indemnification with regard to other contractor personnel or property utilized or services rendered in support of CRAF missions is limited to claims or losses arising out of events, acts, or omissions occurring during the time the first prepositioning of personnel, supplies and equipment to support the first aircraft of the contractor used for airlift services for a CRAF mission is commenced until the timely removal of such personnel, supplies and equipment after the last such aircraft is returned for regular operations.

     e. Indemnification is contingent upon the contractor maintaining, if available, non-premium insurance under Chapter 443 of the Federal Aviation Act and normal commercial insurance, as required by this contract or other competent authority. Indemnification for losses covered by a contractor self-insurance program shall only be on such terms as incorporated in this contract by the Contracting Officer in advance of such a loss.

5. LOSS OF USE SET RATE

     a. In lieu of seeking actual damages for loss of use under the contract indemnification clause, FAR 52.250-1, (Section I para 2), the contractor elects to accept the Loss of Use Set Rate described below. The election to use the set rate is binding upon the contractor during the term of the contract for losses resulting from unusually hazardous or nuclear risk and subject to indemnification under Public Law 85-804.

     b. The Loss of Use Set Rate shall be determined as follows:

          (1) If the contractor insures commercially for loss of use, the contractor shall be paid the amount that would have been due from the insurer.

          (2) If the contractor's commercial insurance does not include coverage for loss of use, loss of use is deemed to be the subject of a contractor self-insurance program. This is subject to P.L. 85-804 indemnification on the terms set forth in this clause. The loss of use set rate shall be determined using the following formula:

          utilization/1/ X 500 mph X ACL/2/ X adjusted AMC uniform rate/3/ = aircraft value per day

----------
/1/ Airborne hours per day. If loss occurs during a Civil Reserve Air Fleet Mission ordered pursuant to authority available because of the activation of CRAF, the hours of utilization will be equal to the guaranteed utilization specified in Part I, Section B. If loss occurs during a Civil Reserve Air Fleet Mission directed by the Commander, Air Mobility Command, or his successor, for a mission substantially similar to or in liue of those ordered pursuant to formal CRAF activation, the hours of utilization will be the contractor's average daily utilization based on aircraft flight logs for the aircraft type during the 12 months prior to the beginning of the period of performance of the contract.

/2/ AMC allowable cabin load per Uniform Rates and Rules.

/3/ AMC uniform rate less costs not incurred (e.g., fuel, maintenance) and less profit.

                                              SOLICITATION NO:  F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

     c. The election to use the set rate versus claiming for actual losses is binding upon the contractor for incidents arising during the term of this contract. The set rate is only available for temporary loss of use of the aircraft. It anticipates the contractor will act with due diligence in bringing the aircraft back on line. Loss of Use, beyond 30 days, may be approved by the Contracting Officer subject to determining that the contractor's plan for return of the aircraft is fair and reasonable. If the Government so determines, it may total out the loss in lieu of paying the set rate. The set rate does not preclude claim for, or payment of, other damages subject to indemnification; e.g., cost of repair.

     d. The contractor shall notify the administrative Contracting Officer at HQ AMC/DOY of the loss, request payment, and provide pertinent information relating to the cause of loss. If the administrative Contracting Officer determines the loss qualifies for indemnification under Section I, paragraphs 3 and 4, the parties shall negotiate the payment terms. In the event the administrative Contracting Officer later determines the loss does not qualify for indemnification, then the contractor shall refund the amount of overpayment to the Government on demand.

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS AND EXHIBITS

ATTACHMENTS

                                                                       NUMBER
NO.   NAME                                                            OF PAGES
---   ----                                                            --------

1     Statement Of Work For International Airlift Services In
      Support Of The Department Of Defense And The Civil Reserve
      Air Fleet, dated 7 Apr 03                                         100

2     DD Form 254, Department of Defense Contract Security               20
      Classification Specification

3     Instructions for Preparation of CRAF Aircraft Basic Data            4
      Sheet (AMC HQ Form 82) and CRAF Aircraft Performance Form
      (AMC HQ Form 83), dated 28 Jan 03

3a    CRAF Aircraft Basic Data Sheet (AMC HQ Form 82), dated May 93       2

3b    CRAF Aircraft Performance Form (AMC HQ Form 83), dated May 93       1

4     Government Furnished Equipment                                     10

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                STATEMENT OF WORK
                                       FOR
                         INTERNATIONAL AIRLIFT SERVICES
                                IN SUPPORT OF THE
                              DEPARTMENT OF DEFENSE
                         AND THE CIVIL RESERVE AIR FLEET

INDEX REFERENCE

SECTION 1 - DESCRIPTION OF SERVICES

1.0           DESCRIPTION OF SERVICES

1.1           PASSENGER SERVICES
1.1.1            Contractor Representative
1.1.2            Required Information
1.1.2.1             Air Mobility Command (AMC) Logo
1.1.2.2             Seat Maps
1.1.2.3             Seat Blocking
1.1.2.4             Passenger Manifesting
1.1.2.5             Transporting Additional Items
1.1.2.5.1              Reduction of ACL
1.1.2.6             Acceptance of Unaccompanied Children
1.1.2.7             Escorts and Baggage Accompanying Blue Bark
1.1.2.8             Weight Computations
1.1.3            In -Flight Passenger Services
1.1.3.1             Flight Comfort Needs
1.1.3.1.1              Pillows and Blankets
1.1.3.1.2              Lavatories
1.1.3.1.3              Towel Service
1.1.3.1.4              In-Flight Movies and Stereo
1.1.3.1.5              Reading Material
1.1.3.1.6              Children's Amenities
1.1.3.2             Briefing Procedures
1.1.3.3             Reimbursement of Penalty Fees
1.1.3.4             Flight Crew
1.1.3.5             Baggage Containers for PE Channel Missions
1.1.3.6             Baggage Compartment Barrier Net
1.1.3.7             Carriage of Weapons and Ammunition
1.1.3.8             Customer Surveys
1.1.3.8.1              Survey Review
1.1.4            Meal Service for PE Channel Missions
1.1.4.1             Infant Food
1.1.4.2             Meal Schedule
1.1.4.2.1              Meal Service Exception
1.1.4.2.1.1               Segment Less Than 2+00
1.1.4.2.1.2               Segment 2+00 to 4+00
1.1.4.2.1.3               Segment 4+01 to 6+00
1.1.4.2.1.4               Segment 6+01 to 9+00
1.1.4.2.1.5               Segment over 9+01
1.1.4.2.1.6               Elapsed Time Between Servings
1.1.4.2.1.7               Meal Service During Mission Delays
1.1.4.3             Entree Choices
1.1.4.4             Special Meal Requests
1.1.4.5             Beverage Service
1.1.4.6             Holiday Meals

                                                                    Attachment 1
                                                                        7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

1.1.4.7             Food and Water Sources
1.1.5            Passenger Care During Delays
1.1.5.1             Controllable Delays
1.1.5.1.1              Overnight Delays
1.1.5.1.2 Late Baggage Receipt And Onward Travel Connections - Contractor Non-Reimbursable
1.1.5.2             Uncontrollable Delays
1.1.5.2.1 Late Baggage Receipt And Onward Travel Connections - Contractor Reimbursable
1.1.6            Passenger Care During Controllable Diversions
1.1.6.1             Passenger Care During Uncontrollable Diversions
1.1.7            Off-Loading Passengers Short Of Manifested Destination
1.1.7.1             No-Show Passengers
1.1.7.2             Bumping Passengers On Non-Stop Service
1.1.7.3             Limitations Of Carriage
1.1.7.3.1              Safety
1.1.7.3.2              Passenger Condition
1.1.7.3.3              Aircraft Load
1.1.8            Supervisory Contractor Representative (SCR)

1.2           BAGGAGE SERVICES
1.2.1            Dangerous, Damageable, Or Unsuitable Baggage
1.2.2            Baggage Liability
1.2.2.1 Adjudication Of Lost, Damaged, Pilfered, and Found Baggage Or Delivery Charges And Damage And Pilferage Claims
1.2.2.2             Delivery Charges Incurred As A Result Of Lost Or Delayed
                    Baggage
1.2.3            Pets
1.2.3.1             Liability For Pets
1.2.3.2             In-Cabin Pet Limitations
1.2.4            Service Animals
1.2.5            Animals Other Than Pets
1.2.6            Noncombatant Evacuation Operation (NEO) Missions
1.2.7            Baggage Off-Load Times
1.2.7.1             Distinguished Visitor (DV) And Emergency Leave (EL) Baggage
1.2.7.2             First Baggage Piece (Containerized)
1.2.7.3             First Baggage Piece (Floor Loaded)
1.2.7.4             Pet Arrival Times
1.2.7.5             Standards
1.2.7.6             Interlining Baggage

1.3           CARGO SERVICE
1.3.1            Unauthorized Restrictions
1.3.2            Cargo Mission On-Loading
1.3.3            Weight and Balance
1.3.4            Aircraft Loading
1.3.5            Blue Bark
1.3.6            Fuel On-Load
1.3.7            Mechanized Loading
1.3.7.1             Additional Tie Down Equipment
1.3.8            Hand Loading
1.3.9            Contractor Representation
1.3.10           Cargo Delayed Enroute
1.3.10.1            Cargo Safeguarding
1.3.11           Special Cargo (Signature Service)
1.3.11.1            Unscheduled Interruption On Flights Containing Signature
                    Service
1.3.12           Transporting Hazardous Cargo
1.3.12.1            Required Regulation
1.3.13           Aircraft Lighting

                                                                    Attachment 1
                                                                        7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

1.3.14           Seats For Government Sponsored Personnel On Cargo Aircraft
1.3.14.1            Meals For Government Sponsored Personnel On Cargo Aircraft
1.3.15           Category A (CAT A) Cargo - Full Pallet and Less Than Full
                 Pallet Load Cargo
1.3.15.1            Delivery Times
1.3.15.2            Packaging And Marking Of Cargo
1.3.15.3            Cargo Acceptability
1.3.15.4            Goods Acceptable Only Under Prescribed Conditions
1.3.15.4.1             Firearms
1.3.15.4.2             Perishables
1.3.15.5            Unusual Shipments
1.3.15.6            Contractor's Right Of Inspection
1.3.15.7            Notification Of Courier Movement
1.3.15.8            Service Reliability
1.3.15.9            Intransit Visibility For CAT A Cargo Shipments
1.3.15.9.1             Pre-Alert Notification
1.3.15.10           Misrouted Shipments
1.3.15.11           Proof Of Delivery (POD) Report
1.3.15.12           Hazardous Cargo Shipment
1.3.15.13           CAT A Cargo
1.3.15.13.1            Roller-Bed Trucks
1.3.15.13.2            Cargo Manifest
1.3.16.             Outsized Cargo (Maximum payload: 120 Tons)

SECTION 2 - SERVICE DELIVERY SUMMARY (SDS)

2.0           SDS - Discrepancies

2.1           SDS - Reliability

2.2           SDS - CRAF Activation

TABLE 1       Passenger Discrepancies

TABLE 2       Cargo Discrepancies

TABLE 3       General Operations

              Schedule Reliability For Passenger And Cargo Missions

              Schedule Reliability For CAT A Cargo

              Discrepancy Performance Rate

SECTION 3 - GOVERNMENT FURNISHED PROPERTY AND SERVICES

3.0           GENERAL INFORMATION

3.1           GOVERNMENT FURNISHED SERVICES AND EQUIPMENT
3.1.1            Transient Alert And Ramp Services
3.1.2            Terminal And Traffic Services
3.1.3            Environmental Support
3.1.4            Emergency Health Services Facilities

3.2           SPECIAL HANDLING EQUIPMENT

3.3           PASSENGER MANIFESTING

                                                                    Attachment 1
                                                                        7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

3.4           PETROLEUM PRODUCTS
3.4.1            Contractor Authorization To Purchase Ground Petroleum Products

3.5           CONCURRENT SERVICING
3.5.1            Final Approval
3.5.2            Concurrent Servicing Supervisor (CSS)
3.5.3            Supervisory Contractor Representative (SCR)
3.5.4            Authorized Vehicles
3.5.5            Auxiliary Power Unit (APU)
3.5.6            Flight Crew Briefing
3.5.7            Inertial Navigation System (INS)
3.5.8            Radios And Radar Systems
3.5.9            Electrical Systems
3.5.10           CSS Concurrence
3.5.11           Wing And Fuel Vents
3.5.12           Copy Of Contractor's Aircraft Refueling Procedures

3.6           BILLETING AND MEALS
3.6.1            Billeting And Meals For Contractor Employees

3.7           AEROSPACE GROUND EQUIPMENT (AGE)

3.8           CONTRACTOR USE OF MILITARY COMMUNICATIONS FACILITIES

3.9           CONTRACTOR STORAGE SPACE AT MILITARY INSTALLATIONS

3.10          WARSAW CONVENTION

3.11          PORTABLE OXYGEN BOTTLES (FOR AEROMEDICAL EVACUATION (AE) ONLY)

SECTION 4 - GENERAL INFORMATION

4.0 PERFORMANCE OF SERVICES DURING CRISIS DECLARED BY THE PRESIDENT AND THE SECRETARY OF DEFENSE OR THEIR DULY DEPUTIZED ALTERNATES OR SUCCESSORS

4.1           GENERAL OPERATIONS
4.1.1            Control Of Aircraft
4.1.1.1             Examples Of Failure To Maintain Control

4.2           SECURITY
4.2.1            Regular And Frequent Entry Into Restricted Areas
4.2.2            Facility Security Clearance
4.2.3            Personnel Security Clearance
4.2.3.1             Non-Aircrew Security Clearances
4.2.3.2             Aircrew Security Clearances
4.2.4            Operations Security (OPSEC)
4.2.5            Contractor Company Personnel And Company Facility Security
                 Office (FSO)
4.2.6            Authentication Materials
4.2.7            Aircraft Physical Security
4.2.7.1             Aircraft Security
4.2.7.1.1.             Other than Activation Missions
4.2.7.1.2.             Activation Missions
4.2.7.1.3.             "No Show" Passengers
4.2.7.1.4.             PHOENIX RAVEN
4.2.7.2             Aircraft Identification
4.2.8            Classified Correspondence

                                                                    Attachment 1
                                                                        7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

4.2.8.1             Security Clearance Verification Of Flight Deck Aircrews
4.2.8.2             Receipt Of Classified Material
4.2.8.3             Classified/Unclassified Operations Briefing
4.2.8.3.1              Handling Of Classified Material

4.3           PASSPORTS AND GENEVA CONVENTION CARDS
4.3.1            Passports
4.3.1.1             Emergency Exception
4.3.2            Geneva Convention Identify Card (DD Form 489)
4.3.3            Personnel Authorized To Receive The Geneva Conventions Card
4.3.4            Issuing The Card During CRAF Activation
4.3.5            Accountability Of Forms
4.3.5.1             Accountable Forms
4.3.5.2             Procedures For Storing And Destroying
4.3.5.3             Controls For Processing And Handling
4.3.6            Lost Cards

4.4           COMMUNICATIONS
4.4.1            Messages
4.4.2            Standard Communications
4.4.3            Communications Procedures
4.4.4            Establishing Communications With Destination Station
4.4.5            Establishing Communications with Transit Stations
4.4.6            Point-To-Point Communications
4.4.7            AMC/TACC Operations Centers
4.4.8            Deviation From Mission Schedule
4.4.9            Early Departure And Early Arrival
4.4.10           Human Remains

4.5           NAVIGATION ROUTE KITS
4.5.1            Number of Kits Required
4.5.2            Points Of Contact
4.5.3            Storage And Maintenance
4.5.4            Replacement Charts And Flight Information Packets (FLIPs)

4.6           CREW DUTY DAY REQUIREMENTS
4.6.1            Scheduling Limits
4.6.2            Execution Limits
4.6.3            Crew Rest
4.6.4            Deadhead Transportation

4.7           FLYING IN CONTROLLED AIRSPACE

4.8           ROUTE SUPPORT
4.8.1            Intracompany Route Support
4.8.2            Intercompany Route Support
4.8.3            Revenue Route Support (Organic)
4.8.4            Priorities

4.9           SCHEDULED TRAFFIC AND OPERATIONS STOPS

4.10          EXCESS ACL
4.10.1           ACO Approved Substitution Of Larger Aircraft Type
4.10.2           Excess Weight Capacity

4.11          MAINTENANCE

                                                                    Attachment 1
                                                                        7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

4.11.1           Scheduled Maintenance
4.11.2           Enroute Turnaround Maintenance Checks And Servicing

4.12          SAFETY BARRIERS

4.13          PETROLEUM SUPPORT
4.13.1           POL For One-Way Trips
4.13.2           POL For One-Way Or Round Trips
4.13.3           POL Products At Military Bases

4.14          UNUSUAL WEATHER CONDITIONS
4.14.1           Weather Diversions

4.15          AUTHORITY TO LEAVE UNSAFE AIRCRAFT
4.15.1           Determinations To Leave Unsafe Aircraft

4.16          CLEARANCES
4.16.1           Landing Rights
4.16.2           Diplomatic Clearances
4.16.3           Air Route Traffic Control Clearance Of Aircraft
4.16.3.1            Landing Permits
4.16.4           CRAF Alternate Landing Permit
4.16.4.1            Revoking Permits
4.16.4.2            Government Obligation

4.17          ALTERNATE AIRPORTS

4.18          AUTHORIZED TRANSPORT OF GOVERNMENT PERSONNEL ON FERRY SEGMENTS

4.19          AIRFIELD RESTRICTIONS
4.19.1           Airport Qualification Program

4.20          AIRFIELD APPROACH DATA

4.21          EXTENDED PARKING
4.21.1           Criterion For Consideration Of Requests For Extended Parking
4.21.2           Procedures For Requesting Extended Parking

4.22          MISSION POSITIONING - PEACETIME
4.22.1           Ground Times At Enroute Stations
4.22.2           Ground Times At Turnaround Stations
4.22.3           Off-Load Times At Destination (Terminating) Station

4.23          SECURE LAUNCH

4.24          POSITIVE LAUNCH

4.25          GROUND CHEMICAL WARFARE DEFENSE ENSEMBLE (GCW DE)
4.25.1           GCWDE Training
4.25.2           GCWDE Associated Personnel

4.26          AEROMEDICAL TESTING AND TRAINING

4.27          AEROMEDICAL DATA
4.27.1           Work Order Information
4.27.1.2            Quality Control Representative

                                                                    Attachment 1
                                                                        7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

4.27.1.3            Weight And Balance Information

4.28          CONTINGENCY ALERT

APPENDIX 1 - DEFINITIONS AND ACRONYMS

APPENDIX 2 - REFERENCED PUBLICATIONS AND FORMS

APPENDIX 3 - REQUIRED REPORTS

1.0           GENERAL

2.0           LIST OF AIRCRAFT

2.1           ALL OPERATIONS

3.0           NOTICE OF ACCIDENTS - DOD MISSIONS

4.0           NOTICE OF ACCIDENTS - ALL CARRIER OPERATIONS

5.0           AIRCRAFT MEDICAL INCIDENTS

6.0           DOD CASUALTIES

7.0           MILEAGE REPORT

8.0           GENEVAL CONVENTION ID CARD ANNUAL REPORT

9.0           CONTRACTOR'S AIRCRAFT STATUS REPORT

10.0          HAZARD REPORTING

11.0          PROOF OF DELIVERY (POD) MONTHLY REPORTS

12.0          ELECTRICAL CONNECTOR DATA

13.0          SPOTLIGHT REPORTS

14.0          CONFIGURATION CONTROL

15.0          CIVIL AIRCRAFT LANDING PERMIT

16.0          PASSENGER CARE CONTINGENCY PLAN

17.0          FUEL ADJUSTMENT PROCEDURES
17.1             Report Submission
17.2             Instructions
17.2.1              Instructions For Empty Reverse Segments

SAMPLE REPORTS

APPENDIX 3A      LIST OF AIRCRAFT

APPENDIX 3A-1    LIST OF AIRCRAFT SUPPORTING USE OF ANOTHER CARRIER'S MVPS

APPENDIX 3B      MONTHLY FUEL REPORT SUMMARY

                                                                    Attachment 1
                                                                        7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

APPENDIX 3C      STANDARD FORM 1113
                 PUBLIC VOUCHER FOR TRANSPORTATION CHARGES

APPENDIX 3D      INTERCOMPANY ROUTE SUPPORT REQUEST AND AUTHORIZATION

APPENDIX 3E      REVENUE ROUTE SUPPORT AND AUTHORIZATION

APPENDIX 4       DIPLOMATIC CLEARANCE GUIDANCE

1.0           DIRECTIVES

2.0           GENERAL
2.1              Article 35

3.0           RESPONSIBILITY

4.0           TYPES OF CLEARANCES

5.0           AMC ACQUIRED CLEARANCES
5.1              Mission Changes

6.0           ENTRY AND EXIT REQUIREMENTS

7.0           CIRCUMNAVIGATING

8.0           CALL SIGN USE
8.1              Example 1
8.2              Example 2

9.0           TACC/XOCZD ASSISTANCE

10.0          AMC's AUTOMATIC E-MAIL

11.0          CONTACT INFORMATION

APPENDIX 5    CIVIL RESERVE AIR FLEET (CRAF) ACTIVATION

1.0           DESCRIPTION OF SERVICES

2.0           GOVERNING DOCUMENT
2.1              Aircraft Operations
2.2              Aircraft Maintenance
2.3              Authority To Activate
2.4              Incremental Activation And Deactivation
2.5              Aircraft Call Up And Release
2.6              Contractor Duties
2.7              Minimum Utilization Of International (Long-Range Section)
                 Segment
2.8              Aircraft Substitution
2.9              Volunteer Contractors
2.10             Response Time

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                                                                        7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

2.11             Commercial Pallets

3.0           CRAF ACTIVATION PLANNING
3.1              Self-Support
3.2              Command And Control (C2) Agency
3.3              Personnel
3.4              Loading Supervisors
3.5              Crew Composition
3.6              Civil Airlift Support Element (CASE)
3.7              Logistic Support Planning
3.8              POL Facilities And Resupply Capability

4.0           CRAF ACTIVATION NOTIFICATION AND CONTRACTOR ACTIONS
4.1              CRAF Activation Warning Message
4.1.1               Stage I, II and III Activation Warning Message
4.2              Stage I, II, and III Activation Message

5.0           NAVIGATION ROUTE KITS
5.1              In -Flight Command Communication Procedures
5.2              Early Departure
5.3              Route Support
5.3.1               Route (Ground) Support Traffic
5.4              Deficiencies In Support
5.5              Material Handling Equipment (MHE) During Activation
5.5.1               Contractor-Provided MHE
5.5.2               Contractor-Positioning of MHE
5.5.3               Government-Positioning of MHE
5.5.4               Payment for MHE
5.6              Regroup Operations
5.6.1               Preservation Of Airlift Resources
5.6.2               Aircraft In Flight
5.6.3               North American Aerospace Defense (NORAD)
5.6.4               Dispersed Aircraft
5.7              Traffic And Terminal Services
5.8              Communications Networks
5.8.1               Global High Frequency (HF) System
5.8.2               Aircraft Communications

6.0.          AEROMEDICAL EVACUATION
6.1              Required Performance
6.2              Costs For Baselining
6.2.1               Positioning And Depositioning
6.3              FAA Approved Training Program
6.4              Contractor-Provided Services
6.5              Hazardous Cargo
6.6              Certified Medical Equipment
6.7              Execution Of Flight
6.7.1               Refueling And Liquid Oxygen (LOX)
6.7.2               Information Execution
6.7.3               Flight Attendant Duties
6.7.4               AECM Requirements
6.7.5               Medical Restrictions
6.7.6               Medical Emergencies
6.7.7               Medical Attention During Takeoff
6.7.8               Medical Attention During Takeoff
6.8              Aircraft Identification

                                                                    Attachment 1
                                                                        7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

6.9              Configuration Control
6.9.1               Drawing Submission
6.9.2               Aircraft Configuration

7.0           CONTRACTOR ENROUTE SUPPORT
7.1              Contract Provisions for Contractor Enroute Support
7.1.1               Contractor Enroute Support Services
7.1.1.1                Civil Aircraft Support
7.1.1.2                DOD Aircraft Support
7.2              GCWDE Management
7.3              Limiting Factors
7.4              Billing Information
7.4.1               Period of Obligation and Limits of Payments for Services
7.4.2               Charges to the Contractor Enroute Support Station
7.4.3               Charges to the Government
7.4.3.1                Services Required by AMC to be No Cost to Using
                       Contractor

                                                                    Attachment 1
                                                                        7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                STATEMENT OF WORK
                                       FOR
                         INTERNATIONAL AIRLIFT SERVICES
                                IN SUPPORT OF THE
                              DEPARTMENT OF DEFENSE
                                     AND THE
                             CIVIL RESERVE AIR FLEET

                                    SECTION 1

                             DESCRIPTION OF SERVICES

1.0. DESCRIPTION OF SERVICES: The contractor (or in the case of a contractor Team Arrangement (TA), the entity of the contractor TA operating the aircraft) shall provide all personnel, training, supervision, fully operational equipment, facilities, supplies and any items and services necessary to perform international long-range and short-range airlift services in support of the Department of Defense (DOD) during peacetime and during Civil Reserve Air Fleet
(CRAF) activation, unless otherwise specified in this Statement of Work (SOW) as Government-furnished materials or services. The Government shall be given full use of the entire aircraft, unless otherwise stated. All aircraft utilized shall be licensed, operated and maintained in accordance with all applicable rules and regulations of the Federal Aviation Administration (FAA) and Department of Transportation (DOT). In addition, all applicable rules and regulations of the United States Department of Agriculture (USDA), as well as requirements of the International Air Transport Association (IATA), shall apply. Services under this contract shall include passenger, cargo and aeromedical transportation.

1.1. PASSENGER SERVICES: Passenger services shall include passenger processing and boarding (when required), care of passengers during flight delays and diversions, and post flight passenger care. Passenger service shall not be less than that provided in commercial charter service, commensurate with customs, practices and standard procedures of particular airports and countries and this SOW.

1.1.1. CONTRACTOR REPRESENTATIVE: A contractor representative shall be available, in person or via telephone, at all originating, enroute, turnaround, and terminating points, at least three hours in advance of all scheduled trip departures or actual arrivals (whichever is earlier). This representative shall be responsible for providing necessary information and coordinating with Government personnel, and shall have the authority to react to and effect necessary changes.

1.1.2. REQUIRED INFORMATION: The contractor shall provide the following minimum information to the Government no later than three hours prior to departure time: type aircraft; tail number; Allowable Cabin Load (ACL) in passenger seats and pounds all segments; cube allowable in the belly compartments; and belly weight by compartment. The contractor's representative shall sign the local station load planning form to indicate receipt of actual load breakdown.

1.1.2.1. AIR MOBILITY COMMAND (AMC) LOGO: Contractor shall affix an AMC logo, as approved by the Contracting Officer (CO), to headrest covers and beverage napkins. Items bearing such logos will be required to be used only on Patriot Express (PE) service flights performed under this contract. Logo procurement and use will be at contractor's expense. The contractor is hereby licensed to reproduce AMC logos for this purpose.

1.1.2.2. SEAT MAPS: Contractor shall furnish seat maps conforming to the configuration of its aircraft, to Headquarters (HQ) AMC/SCT, at least 30 days prior to the start of a channel mission or seven days after contract award, whichever is earlier. Seat maps must clearly identify the location of all emergency exists. Where required seat spacing results in less rows of seats than are indicated in the aircraft's overhead numbering system, the excess row numbers and seats should be blanked out to minimize confusion.

1.1.2.3. SEAT BLOCKING: The Government may utilize up to the maximum standard ACL of passengers and their allowable baggage. The contractor shall not be allowed to block off any area of the aircraft for nonuse or load route support crew or equipment over the maximum standard ACL unless a waiver is received from the

                                                                    Attachment 1
                                                                      7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

Administrative Contracting Officer (ACO) in advance. However, on all long-range international flights, contractors are authorized to block up to three seats for flight attendant crew rest. These seats shall be designated and approved prior to the start of a mission and shall be easily identified as "AMC Approved Crew Rest Seats". Unless otherwise pre-approved by the ACO, these seats may only be used for flight attendant rest during mission operation and not for movement of pilots, mechanics or other route support.

1.1.2.4. PASSENGER MANIFESTING: For all passenger missions, the Government will perform passenger manifesting and check-in up to the point where baggage is placed on conveyor belt. At all Gateway locations, once baggage is rotated from sight, it becomes the responsibility of the contractor. At non-Gateway locations, the Government retains responsibility for baggage until it is loaded on the aircraft.

1.1.2.5. TRANSPORTING ADDITIONAL ITEMS: The Government may require the contractor to transport courier material, mail, additional baggage in any amount not in excess of 245 pounds multiplied by the difference between the number of passengers carried and the Guaranteed ACL (GACL). Mail and cargo required to be transported will be of such weight and configuration as to fit readily in otherwise unused space within the cargo or baggage compartment of the aircraft (or both), without interference with baggage stowage.

1.1.2.5.1. REDUCTION OF ACL: In the event the contractor cannot transport the GACL, the ACL may be reduced with the concurrence of the ACO and Deficit Traffic may be charged in accordance with Section H, paragraph 15.

1.1.2.6. ACCEPTANCE OF UNACCOMPANIED CHILDREN: Unaccompanied children at least eight years of age, but under 12 years of age, shall be accepted for boarding. During flight, care of unaccompanied children is the contractor's responsibility.

1.1.2.7. ESCORTS AND BAGGAGE ACCOMPANYING BLUE BARK: The originating station Quality Assurance Personnel (QAP) will notify the local contractor representative of the names of the BLUE BARK passengers on board. The contractor shall ensure that these passengers are afforded the utmost courtesy throughout their trip. When such passengers are terminating at a commercial facility, the Government will ensure that proper onward handling is provided.

1.1.2.8. WEIGHT COMPUTATIONS: The contractor shall use FAA weight guidelines for planning purposes. Actual weights shall be used when manifesting passengers. Actual body weights shall be used at locations where currently calibrated scales are available. If scales are not available, interrogated weights of individuals shall be used in conjunction with the following additives to determine the total weight of each individual: Boots: 5 pounds; Helmet: 5 pounds; Uniform: 5 pounds; Web Gear: 12 pounds; Weapon: 10 pounds; Hand Carried Baggage: 20 pounds. For mixed loads of military members and their dependents (such as on channel missions), interrogated body weights shall be used to determine actual weights. All items transported in cargo compartment of a commercial aircraft shall be weighed.

1.1.3. IN-FLIGHT PASSENGER SERVICES: The contractor shall provide in-flight passenger services equal to that provided commercial charter passengers on international commercial flights, unless otherwise specified in this SOW.

1.1.3.1. FLIGHT COMFORT NEEDS: Contractor shall provide clean, comfortable, and odor free aircraft for all flights. Additionally, the following flight comfort needs shall be provided:

1.1.3.1.1. PILLOWS AND BLANKETS: The contractor shall provide commercially cleaned blankets at the origination station. Pillows shall be replaced with adequate frequency to ensure they are in a clean and serviceable condition.

1.1.3.1.2. LAVATORIES: The contractor shall ensure lavatories are clean, sanitary, and accessible.

1.1.3.1.3. TOWEL SERVICE: The contractor shall provide a moist, heated, cloth towel (or as approved by DOY), comparable to a typical face cloth, immediately prior to each hot meal and one hour before landing.

                                                                    Attachment 1
                                                                      7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

1.1.3.1.4. IN-FLIGHT MOVIES AND STEREO: The contractor shall provide a variety of current video and audio entertainment suitable for family viewing and listening. Stereo audio programs and easy listening background music shall be provided while boarding and deplaning passengers on all wide body aircraft used regularly in AMC operations, and on narrow body aircraft that are so equipped, at no charge to the passenger. The contractor shall rotate movies at least quarterly and ensure different movies are shown on east-west and north-south route segments. When provided by the Government and coordinated through the contractor, the contractor shall show an arrival orientation video prior to aircraft arrival. The contractor shall be accountable for videotapes placed on each aircraft.

1.1.3.1.5. READING MATERIAL: The contractor shall provide a variety of current reading material.

1.1.3.1.6. CHILDREN'S AMENITIES: Contractor shall provide fun kits consisting of games, puzzles, coloring and drawing material and pilot or cabin attendant wings inside backpacks or carrying case for all children. The contractor shall provide an emergency supply of disposable diapers.

1.1.3.2. BRIEFING PROCEDURES: In addition to FAA required briefings, the contractor shall brief the following information: available amenities, meal and snack menu items, movie selection, menu items, destination locations including military stations (e.g., McGuire Air Force Base (AFB), Wrightstown, New Jersey), and a reminder to return completed survey cards to flight attendants.

1.1.3.3. REIMBURSEMENT OF PENALTY FEES: In accordance with paragraph 1.1.5.1.2, Late Baggage Receipt and Onward Travel Connections--Contractor Non-Reimbursable, an announcement shall be made regarding passenger reimbursement of penalty fees.

1.1.3.4. FLIGHT CREW: Crewmembers shall be readily identifiable, with nametags visible. Uniforms shall be commensurate with commercial standards. The attendants shall speak English in a fluent and coherent manner.

1.1.3.5. BAGGAGE CONTAINERS FOR PE CHANNEL MISSIONS: On aircraft so equipped, contractor shall provide complete amount of serviceable baggage containers (free of holes and tears) necessary to accommodate the contracted ACL on all charter flights.

1.1.3.6. BAGGAGE COMPARTMENT BARRIER NET: When baggage is loose-loaded, barrier type nets shall be installed and used in the baggage compartment of all passenger aircraft.

1.1.3.7. CARRIAGE OF WEAPONS AND AMMUNITION: The carriage of weapons in the passenger compartment aboard commercial aircraft is authorized in accordance with Title 49, Chapter XII, Part 1544 and only applies to Special Assignment Airlift Missions (SAAMs), exercise and contingency operations.

1.1.3.8. CUSTOMER SURVEYS: The Government will ensure the appropriate number of surveys (AMC Form 22) is provided to the lead flight attendant for the entire ACL of the aircraft. The flight attendants shall distribute and collect surveys and hand them to Government personnel. Surveys are not required to be handed out on the Continental United States (CONUS)-CONUS (ie: KLAX-KSEA) or Outside CONUS (OCONUS) intra-theater (RJTY-RJSM) and inter-theater (EDDF-OKBK) segments.

1.1.3.8.1. SURVEY REVIEW: After review by HQ AMC, these surveys will be forwarded to the appropriate contractor who shall review and analyze the surveys for negative comments. The contractor shall take action to ensure negative trends are corrected and documented to the ACO.

1.1.4. MEAL SERVICE FOR PE CHANNEL MISSIONS: Contractor shall provide meal portions, utensils, and quality commensurate with that provided to business class passengers, and a movie snack. When requested by the QAP, the contractor shall provide sample meals.

1.1.4.1. INFANT FOOD: Equipment shall be available for refrigerating and warming baby foods and formula. Additionally, an emergency supply of baby foods shall be available.

1.1.4.2. MEAL SCHEDULE: The contractor shall furnish hot in-flight meals and snacks in accordance with the schedule set forth below:

                                                                    Attachment 1
                                                                      7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

  Local Time At Departure Station Of Mission

When a mission is scheduled
to depart originating station
between the hours of:           0101-0800   0801-1400   1401-0100

                                Breakfast   Noon Meal   Evening Meal

Meals shall be provided in
the following sequence
between the hours of            0130-1000   1001-1559   1600-0129

1.1.4.2.1. MEAL SERVICE EXCEPTION: Required meal service shall be based on the above times and scheduled duration (in hours and minutes) of non-stop mission segments specified below with the following exception: A heavy snack (i.e., sandwich, cookies, and chips) shall be provided between Osan and Kadena and on one segment when a mission consists of two or more consecutive segments, each less than two hours in duration.

1.1.4.2.1.1. SEGMENT LESS THAN 2+00: No meal or snack required.

1.1.4.2.1.2. SEGMENT 2+00 to 4+00: One snack.

1.1.4.2.1.3. SEGMENT 4+01 to 6+00: One hot meal.

1.1.4.2.1.4. SEGMENT 6+01 to 9+00: One hot meal plus one snack.

1.1.4.2.1.5. SEGMENT OVER 9+01: Two hot meals

1.1.4.2.1.6. ELAPSED TIME BETWEEN SERVINGS: No more than six (6) hours shall elapse between servings.

1.1.4.2.1.7. MEAL SERVICE DURING MISSION DELAYS: In the event of mission delays occurring at originating, enroute, or turnaround stations not in excess of four hours, the contractor may utilize the existing catering aboard the aircraft upon departure. In accordance with delay procedures, the passengers may be ground fed during the appropriate meal period.

1.1.4.3. ENTREE CHOICES: Passengers shall be offered a choice of two entrees for the breakfast, lunch and dinner meals. Where the noon and evening meal are served on the same flight, a different entree shall be offered for each meal.

1.1.4.4. SPECIAL MEAL REQUESTS: The contractor shall accommodate special meal requests (i.e. vegetarian, kosher, children's). Special meal requests shall be provided to the contractor at least 24 hours in advance.

1.1.4.5. BEVERAGE SERVICE: Beverages shall be available to passengers throughout each leg of each mission. Full alcoholic beverage service (beer, wine, and mixed drinks) shall be made available to passengers on all contract flights subject to contractors' normal rules as to age, sobriety, charges, and schedule unless otherwise directed by the CO. Charges may be made to passengers commensurate with commercial operation for alcoholic beverages.

1.1.4.6. HOLIDAY MEALS: Special holiday menus shall be served on Thanksgiving and Christmas.

1.1.4.7. FOOD AND WATER SOURCES: Food and water provided to DOD personnel must be from a trusted and secure vendor and transported on a secure vehicle to the CRAF airliner. Food and water must be safe and free from disease that could debilitate passengers and crew. Water will meet Environmental Protection Agency
(EPA) Safe Drinking Water Act (SDWA), primary (2000 CFR Title 40, Volume 14,
Part 141, Sections 141.11 - 141.15 and 141.61 - 141.65) and secondary (2000 CFR
Title 40, Volume 14, Part 143, Section 143.3) regulations. Use only known, secure, state or locally licensed or permitted sources for all food and water. Use only food and water purchased OCONUS from a US Military Preventive Medicine and/or Veterinary Corps approved source (see

                                                                    Attachment 1
                                                                      7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

http://vets.amedd.army.mil/vetcom/index.html). Include in purchase and shipping contracts a requirement that suppliers and transporters practice appropriate food security measures. Inspect incoming food and water packaging, labeling, and inspect for signs of tampering. Require transportation companies to conduct background checks on drivers and other employees with access to delivered food and water. Require locked and sealed delivery vehicles and containers, and require seal numbers to be identified on shipping documents.

1.1.5. PASSENGER CARE DURING DELAYS: The contractor shall coordinate all aspects of delays to ensure adequate passenger service is provided.

1.1.5.1. CONTROLLABLE DELAYS: The contractor shall be required to provide the following passenger care during all contractor controllable delays: hot meals (if the delay extends over a meal period), billeting and transportation to and from feeding point and billeting. This care shall be extended to all passengers after the aircraft has blocked out and manifested passengers at originating, enroute, turnaround and return enroute stations, unless the delay is in effect prior to the original manifest closeout time. If the delay is in effect prior to the original manifest closeout time, the contractor shall not be required to care for space available passengers.

1.1.5.1.1. OVERNIGHT DELAYS: Overnight billeting will be considered when the delay is more than four hours, crew rest is required due to the length of the delay, or a passenger convenience delay is declared. Passenger convenience delays and overnight billeting determinations will be declared only by the CO. When passenger care during delays requires overnight billeting, the contractor shall ensure each delayed, unaccompanied passenger is afforded the opportunity to have a separate room, except for those desiring to share a room. When procuring meals, transportation and billeting, first priority shall be given to families. The following times indicate the longest acceptable elapsed time the contractor has to deliver the last passenger to billeting after overnight billeting determinations have been declared and passengers receive their baggage:

                 Number of Passengers on Aircraft      Time
                 --------------------------------   ---------
                           1 - 165                  1.5 hours
                           166 - 375                2.0 hours
                           over 376                 2.5 hours

Once the delay has been declared, passengers will take receipt of their baggage in accordance with times reflected in paragraphs 1.2.7.1. Distinguished Visitor
(DV) and Emergency Leave (EL) Baggage, 1.2.7.2. First Baggage Piece (Containerized, and 1.2.7.3. First Baggage Piece (Floor Loaded), as applicable.

1.1.5.1.2. LATE BAGGAGE RECEIPT AND ONWARD TRAVEL CONNECTIONS--CONTRACTOR NON-REIMBURSABLE: In the event any contract mission is delayed and the mission arrives at passenger's manifested destination two hours or more after scheduled arrival time or passengers receive their baggage after the contract delivery times (see paragraphs 1.2.7.1. DV and EL Baggage, 1.2.7.2. First Baggage Piece (Containerized), and 1.2.7.3. First Baggage Piece (Floor Loaded), the contractor shall care for passengers who are unable to make onward travel connections. Passenger care shall be in accordance with paragraphs 1.1.5.1. Controllable Delays, and 1.1.5.1.1. Overnight Delays above, if required. The contractor shall reimburse passengers any penalty fees imposed on them by the commercial transportation service in which they have onward transportation. Prior to passenger deplaning, the contractor shall make an announcement informing passengers of the contractor's responsibility to provide reimbursement, describe the process and provide all materials necessary for passengers to obtain reimbursement.

1.1.5.2. UNCONTROLLABLE DELAYS: The contractor has no responsibility for care of passengers not yet boarded at originating, enroute, turnaround or return enroute stations during uncontrollable delays. All passengers on-board the aircraft after the aircraft has blocked out are the responsibility of the contractor on a non-reimbursable basis and shall be provided the same level of passenger care as required in paragraph 1.1.5.1. Controllable Delays, as applicable. When the contractor accepts passengers for surface transportation to an alternate departure airport (i.e.: departing Andrews AFB, Maryland in lieu of Baltimore -Washington International Airport), the contractor shall provide care for the passengers.

1.1.5.2.1. LATE BAGGAGE RECEIPT AND ONWARD TRAVEL CONNECTIONS--CONTRACTOR
REIMBURSABLE: In the event any contract mission is delayed at any point and the mission arrives at

                                                                    Attachment 1
                                                                      7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

passenger's manifested destination after scheduled arrival time, the CO may require the contractor to care for passengers who are unable to make onward travel connections. Care of passengers shall be limited to billeting and transportation to and from billeting arrangements in accordance with paragraph
1.1.5.1. Controllable Delays.

1.1.6. PASSENGER CARE DURING CONTROLLABLE DIVERSIONS: If the contractor over flies an enroute station due to contractor controllable reasons, the contractor shall care for the passengers awaiting transportation at the over flown station and the passengers who were to be off-loaded at the over flown station until they are delivered at the contractor's expense to the manifested destination. Passenger care shall be provided in accordance with paragraph 1.1.5. Passenger Care During Delays.

1.1.6.1. PASSENGER CARE DURING UNCONTROLLABLE DIVERSIONS: If the contractor over flies an enroute station due to uncontrollable reasons, AMC will care for the passengers awaiting pickup at the enroute station. The contractor shall care for passengers on the aircraft who were to be off-loaded at the over flown enroute station until they are delivered at the contractor's expense to the manifested destination or until such time as the Government provides air transportation. The CO will coordinate with the contractor's representative and arrange transportation for the delayed passengers as soon as possible. When transportation is available but not used, the passengers become the responsibility of AMC. After obtaining approval from the CO, the contractor may decide to move the over flown passengers by air or ground transportation to the over flown station or care for the passengers until the Government provides air or other transportation. For a turnaround station without any other traffic stops within the turnaround area, the CO may authorize the contractor to provide ground transportation if it will expedite passenger movement from the diversion point to and from the turnaround point.

1.1.7. OFF-LOADING PASSENGERS SHORT OF MANIFESTED DESTINATION: When passengers are off-loaded short of destination at the direction of the Government, the contractor is not responsible for the care of or further transportation of such passengers.

1.1.7.1. NO-SHOW PASSENGERS: When passengers are permitted to deplane during ground time while transiting a station and fail to show for departure on time, the contractor is not responsible for passenger care or further transportation. However, the contractor shall take adequate measures to brief passengers on departure time and to attempt to locate missing passengers in the terminal area.

1.1.7.2. BUMPING PASSENGERS ON NON-STOP SERVICE: The contractor shall provide non-stop service as specified in Section B line items. In the event the ACL must be reduced to provide non-stop service, the contractor shall move space required bumped passengers on the next available scheduled service flight. The bumped passengers become the responsibility of the contractor until moved. Care shall be provided in accordance with paragraph 1.1.5.1. (Controllable Delays). In addition, if deemed appropriate by the ACO, the contracted price will be discounted by the percentage of bumped passengers. The discount will be computed in accordance with (IAW) Section H, paragraph 16.

1.1.7.3. LIMITATIONS OF CARRIAGE: The contractor may refuse to carry, cancel the reserved space of, or remove enroute, any passenger when any of the following conditions exist:

1.1.7.3.1. SAFETY: The contractor decides such action is necessary for reasons of safety or to prevent violation of any applicable laws, regulations or orders of any state or country to be flown from, into or over.

1.1.7.3.2. PASSENGER CONDITION: The contractor determines that the conduct, status, age or mental or physical condition of the passenger: requires special assistance which is over and above that offered to commercial passengers; causes discomfort or makes him objectionable to other passengers; or involves any hazard or risk to him or to other persons or property.

1.1.7.3.3. AIRCRAFT LOAD: When an aircraft is overloaded, the contractor shall decide the number of passengers, weight, or articles that shall be carried. The passenger ACL will be reduced with the concurrence of the ACO.

1.1.8. SUPERVISORY CONTRACTOR REPRESENTATIVE (SCR): Contractor shall provide a SCR for concurrent servicing. Refer to paragraph 3.5. Concurrent Servicing.

                                                                    Attachment 1
                                                                      7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

1.2. BAGGAGE SERVICES: The contractor shall provide baggage services as follows:

1.2.1. DANGEROUS, DAMAGEABLE, OR UNSUITABLE BAGGAGE: Contractor shall not accept baggage articles which are likely to endanger the aircraft, persons or property, which are likely to be damaged by air carriage, or which are unsuitably packed or forbidden by any applicable laws, regulations or orders of any state to be flown from, into or over.

1.2.2. BAGGAGE LIABILITY: Individual contractor liability will be limited to the amounts specified in appropriate tariffs for international liability and in accordance with the Warsaw Convention. Any claims over and above these dollar amounts will be filed by the passenger with the appropriate military branch (i.e. Army, Air Force, etc.).

1.2.2.1. ADJUDICATION OF LOST, DAMAGED, PILFERED, AND FOUND BAGGAGE OR DELIVERY CHARGES AND DAMAGE AND PILFERAGE CLAIMS: All claims for lost, damaged, pilfered, and found baggage shall be settled with Government passengers within 60-days of the contractor receiving the case file from the Baggage Service Center (BSC). Contractor shall acknowledge receipt of case files and notify the BSC of final adjudication with the passenger. Contractor shall also provide the BSC with a list of required items needed from the passenger to expedite the final adjudication process for lost, damaged and pilfered baggage.

1.2.2.2. DELIVERY CHARGES INCURRED AS A RESULT OF LOST OR DELAYED BAGGAGE: All delivery charges incurred as a result of lost or delayed baggage shall be paid by the contractor with whom the claim is filed. The Government will provide the contractor a copy of AMC Form 134, Baggage Irregularity Report and AMC Form 136, Baggage Irregularity Report File.

1.2.3. PETS: Pets (dogs and cats) shall be carried on PE service. The contractor and the CO will mutually agree upon the number of pets to be moved in the aircraft's pressurized baggage compartments according to aircraft type. Contractor shall not accept the pet for shipment when the weight of the pet carrier and enclosed pet(s) exceeds 150 pounds. Pets shall be accepted for carriage at the owner's risk and subject to the requirements of the contractor. The contractor shall ensure the health and safety of pets and make every effort to ensure their safe passage IAW AMC Instruction (AMCI) 24-101, Volume 15, paragraph 9. The contractor shall ensure pets will be loaded last and are properly secured prior to departure.

1.2.3.1. LIABILITY FOR PETS: If the contractor is unable to move pre-booked pets because of a controllable delay or equipment malfunction, the contractor shall assume liability for all billeting and subsistence for care of passengers and pets.

1.2.3.2. IN-CABIN PET LIMITATIONS: In addition to pets transported under the limits established pursuant to paragraph 1.2.3. Pets, the contractor shall accept no more than three in-cabin pets on each flight. These pets will be separated by zones in accordance with normal commercial practices for in-cabin pets. Pets in soft-sided, collapsible containers, and containers that exceed 20"L X 16"W X 8"H, shall not be accepted for in-cabin travel.

1.2.4. SERVICE ANIMALS: The contractor shall transport animals trained to assist physically impaired passengers according to established commercial practices.

1.2.5. ANIMALS OTHER THAN PETS: Live animals other than pets and service animals shall be carried when approved by HQ AMC and mutually agreed upon by the contractor. These animals shall be carried in accordance with FAA regulations.

1.2.6. NONCOMBATANT EVACUATION OPERATION (NEO) MISSIONS: For the purpose of noncombatant or other evacuation operations, the contractor shall respond to the operation director's requirement to transport dependent family members and their pets to a designated safe haven. During NEO missions, pets will take priority over personal baggage movement in the cargo areas and may be in large numbers commensurate to the number of passengers and families. To maximize the cargo area, any number of pets can be transported in the passenger cabin in an IATA-approved pet carrier that will fit under the seat. Larger pets will be presented in an approved pet carrier and transported in the aircraft's pressurized baggage compartments.

                                                                    Attachment 1
                                                                      7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

1.2.7. BAGGAGE OFF-LOAD TIMES: The contractor shall ensure that their ground handlers meet the following baggage off-load times at Gateway locations.

1.2.7.1. DISTINGUISHED VISITOR (DV) AND EMERGENCY LEAVE (EL) BAGGAGE: DV/EL baggage shall be available for pick up not later than 10 minutes* after aircraft block time. This baggage must be clearly marked with DV/EL tags and is the last baggage loaded.

1.2.7.2. FIRST BAGGAGE PIECE (CONTAINERIZED): The first piece of containerized baggage shall be on the arrival carousel not later than 15 minutes after aircraft block, with the last piece arriving at:

          Number of Passengers on Aircraft            Time*
          --------------------------------   -------------------------
                    1 - 165                  20 minutes after block in
                    166 - 375                45 minutes after block in
                    376 & over               1 hour after block in

1.2.7.3. FIRST BAGGAGE PIECE (FLOOR LOADED): The first piece of floor-loaded baggage shall be on the arrival carousel no later than 15 minutes after block time, with the last piece arriving at:

       Number of Passengers on Aircraft            Time*
       --------------------------------   -------------------------
                 1 - 165                  30 minutes after block in
                 166 - 375                1 hour after block in
                 376 & over               1 hour 30 minutes after block in

*The contractor may add 20 minutes to times for all contract missions arriving Atlanta International Airport from domestic segments. This applies to all times under paragraphs 1.2.7.1., 1.2.7.2., and 1.2.7.3. above.

1.2.7.4. PET ARRIVAL TIMES: Pets shall be available for pickup not later than 15 minutes after aircraft block time.

1.2.7.5. STANDARDS: The above standards shall apply based solely on the block-in time, regardless of early or late aircraft arrival.

1.2.7.6. INTERLINING BAGGAGE: Contractor shall interline baggage in accordance with commercial practices.

1.3. CARGO SERVICE: The contractor shall provide safe on-loading and off-loading, transportation, protection, accountability, and timely delivery of Government cargo in accordance with applicable Federal Aviation Regulations
(FARs) and the provisions of this contract. The contractor shall be responsible for load planning, weight and balance, secure fastening, and any required special handling. When cargo is loaded by Government personnel, the contractor shall ensure cargo loaded is secure and in accordance with FARs. Cargo and baggage may include hazardous material Classes 1 through 9 as defined in the IATA Dangerous Goods Regulation.

1.3.1. UNAUTHORIZED RESTRICTIONS: Prior to positioning the aircraft for flight, all unauthorized restrictions to cube shall be removed from the cargo compartment. B-727 aircraft must be equipped with threshold assembly (cargo door lock guards) when on-loading or off-loading cargo.

1.3.2. CARGO MISSIONS ON-LOADING: Prior to aircraft arrival, the Government will provide information on cargo available for movement. Palletized load will include the weight of the cargo and pallet combined. The contractor's representative or pilot in command shall provide the AMC traffic representative with an appropriate form showing the planned load breakdown (aircraft capability) for each trip. This information shall be provided four hours prior to scheduled departure for narrow body aircraft and six hours prior for wide body aircraft. The contractor shall use the local station load planning form or contractor's form, which shall include the following data: trip number and date; type aircraft; palletized and non-palletized cargo; ACL in pounds this segment; ACL in pounds critical segment; cube allowable in main compartment and belly compartments and compartment breakdown, including weight in pounds and cubic feet to assure a weight balance center of gravity within aircraft

                                                                    Attachment 1
                                                                      7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

limitation. The contractor shall sign the local station compartment breakdown indicating approval of load breakdown.

1.3.3. WEIGHT AND BALANCE: The contractor shall be responsible for weight and balance of the cargo loading and shall make a visual check of cargo load and, if required, indicate approval of loading by signing the station compartment breakdown. The Government will be responsible for the accuracy of the weights entered on the form by the loading supervisor.

1.3.4. AIRCRAFT LOADING: The Government will load the aircraft according to the contractor provided planned load breakdown. The Government representative will furnish the contractor personnel with flight manifests listing the cargo to be moved. The Government will provide shoring as required.

1.3.5. BLUE BARK: Cargo accompanied by a BLUE BARK passenger at the commercial facility normally is accepted from the Government at planeside and delivered to the Government at planeside, unless directed by special contract provisions requiring pickup and delivery at a particular location.

1.3.6. FUEL ON-LOAD: The contractor shall request estimated fuel on-load one-and-one-half hours prior to scheduled departure time. The Government will provide the actual load information to the contractor at least one hour prior to scheduled departure time for computation of actual fuel on-load.

1.3.7. MECHANIZED LOADING: Aircraft shall be equipped with mechanized roller systems or rail systems that are compatible with 463L configured pallets and equipment.

1.3.7.1. ADDITIONAL TIE DOWN EQUIPMENT: When additional tie down equipment is necessary to secure the loaded pallet to the aircraft, and prior coordination is made, the contractor shall furnish it. The contractor shall provide sufficient quantities of tie down equipment for separate tie down of heavy items such as engines or other types of cargo that must be secured separately.

1.3.8. HAND LOADING: When aircraft requires hand loading, the contractor shall ensure the aircraft is loaded in accordance with FAA requirements. Aircraft may be solid loaded provided it complies with FAR 25.857(e). Under solid loading, a fire aisle is not required. The contractor shall provide sufficient quantities of tie down equipment, including separate tie down of heavy items such as engines or other types of cargo that must be secured separately.

1.3.9. CONTRACTOR REPRESENTATION: A contractor representative shall be available, in person or via telephone, at all originating, enroute, turnaround and terminating points. At the originating station of a cargo mission, contractor personnel shall be available four hours prior to scheduled departure time for narrow body aircraft and six hours prior to scheduled departure time for wide body aircraft. At all enroute, turnaround and terminating points, a contractor representative shall be available at least three hours in advance of all scheduled trip departures or actual arrivals, whichever is earlier. This representative shall be responsible for providing necessary information and coordinating with Government personnel, and shall have the authority to react to and effect necessary changes.

1.3.10. CARGO DELAYED ENROUTE: If it is necessary to off-load cargo at any enroute commercial facility other than at the direction of the CO, the contractor shall immediately notify the ACO of its arrangements for movement of cargo to the originally consigned designation. The contractor shall be responsible (at his expense) for off-loading and safeguarding such cargo from loss, theft or damage by the elements or other causes and for moving the cargo to its originally consigned designation unless the contractor is relieved of this responsibility by the ACO. The provisions of Section H, paragraph 15 apply in determining whether the contractor should be charged a deficit.

1.3.10.1. CARGO SAFEGUARDING: In the event of an accident, the contractor shall be responsible for providing continuous protection of all cargo aboard the aircraft and for delivery of the cargo to the point designated by the ACO. Any expenses incurred by the contractor in connection with safeguarding cargo off-loaded at the direction of the ACO at any commercial field will be reimbursable to the contractor.

1.3.11. SPECIAL CARGO (SIGNATURE SERVICE): The contractor shall provide signature service from origin to destination of the shipment for registered mail, AMC pouches, high value cargo, and life or death urgency shipments. The purpose of signature service is to provide continuous responsibility for custody of the material

                                                                    Attachment 1
                                                                      7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

during transit. A contractor station representative or crewmember, who must be a US national, shall be responsible for signing for such shipments at station of origin and obtaining the signature of an authorized Government representative at destination. The DD Form 1907, Signature and Tally Record, or the manifest accompanying the shipment may be used to sign for shipments. At enroute military stations, the Government will secure shipments during the ground time of the aircraft if requested through the Operations Center or Command Post at least one hour prior to landing. At enroute commercial stations, the contractor shall provide its own security. When a crew change is made enroute, the contractor's station representative shall be responsible for briefing the incoming crew of the signature service shipments on board the aircraft.

1.3.11.1. UNSCHEDULED INTERRUPTION ON FLIGHTS CONTAINING SIGNATURE SERVICE: In the event a flight containing signature service material is delayed, interrupted or terminated at an unscheduled point, immediate notice shall be given to the ACO. Prompt and strict compliance with instructions received pertaining to the security of the material shall be maintained.

1.3.12. TRANSPORTING HAZARDOUS CARGO: When transporting hazardous material on cargo flights, the contractor shall transport material in accordance with Air Force Manual (AFMAN) 24-204(I) as provided by the DOT Exemption 7573. The Government will ensure all hazardous materials are properly prepared and cleared for air movement prior to loading the aircraft. Whenever hazardous materials are on board the aircraft, the pilot in command shall enter the following information in the remarks section of the flight plan: proper shipping name, classification, and net explosive weight (NEW); and shall advise the tower or ground control prior to taxiing and landing. Identification shall include aircraft identification number, NEW, or quantity of other hazardous materials, hazard class/division proper shipping name, United Nations (UN) number, and Estimated Time of Arrival (ETA)/Estimated Time of Departure (ETD). Prior to departure, the Government will furnish the pilot in command a written briefing to include the following information: proper shipping name, UN number, and hazard class and division; quantity in terms of weight or volume; location of the hazardous item in the aircraft; NEW for UN hazard class and division 1.1., 1.2., or 1.3.; passenger authorization; cabin smoking restrictions; and special handling instructions. Refer to Appendix 3, paragraph 10.0. Hazard Reporting.

1.3.12.1. REQUIRED REGULATION: Contractor shall ensure each aircraft transporting explosives and other hazardous materials has on board a current copy of the International Civil Aviation Organization (ICAO), "Emergency Response Guidance for Aircraft Incidents Involving Dangerous Goods" handbook.

1.3.13. AIRCRAFT LIGHTING: Lighting system will sufficiently illuminate all loading compartments of the aircraft ensuring safe conditions for cargo loading and unloading operations.

1.3.14. SEATS FOR GOVERNMENT SPONSORED PERSONNEL ON CARGO AIRCRAFT: The Government will advise the contractor 24-hours prior to scheduled departure of the mission of the number of seats required. When requested, the contractor shall provide two seats for Government sponsored personnel in the heated portion of the aircraft. These seats shall be provided at no extra cost, if not utilized by the contractor for immediate mission support as approved by the ACO. When requested and subject to the availability of space and configuration of the aircraft, a third seat shall be provided at no additional cost. In addition, such seats may be used by Contract Administrators (CAs) and QAPs in performance of their duties. The seats may be jump, observer, or passenger seats and must be readily accessible to the crew compartment. These seats shall be provided on ferry legs of cargo flights, on a space available basis, for use by CAs and QAPs in performance of their duties.

1.3.14.1. MEALS FOR GOVERNMENT SPONSORED PERSONNEL ON CARGO AIRCRAFT: Government sponsored personnel on cargo aircraft shall be served a meal or snack equivalent to that served the flight crewmembers.

1.3.15. CATEGORY A (CAT A) CARGO--FULL PALLET AND LESS THAN FULL PALLET LOAD
CARGO: The following applies to CAT A cargo for both full pallet and less than full pallet cargo loads:

1.3.15.1. DELIVERY TIMES: Delivery of one-way door-to-door service shall be 96 hours calculated from time of receipt by contractor until released to the Government representative at the destination, excluding weekends and Federal and National holidays. Exception: Delivery of MEDEX cargo for Pirmasens, Germany shall be 72 hours calculated from time of receipt by contractor until released to the Government representative at the destination,

                                                                    Attachment 1
                                                                      7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

excluding weekends and Federal and National holidays. Only the first weekend's 48 hours and holiday(s) (if applicable) are to be subtracted from the gross transit times to determine net transit times. If the contractor fails to effect delivery, all subsequent weekends and holidays should be considered part of the net delivery time. Normal operating hours at CONUS Government installations are considered to be from 0600-1600 hours daily; however, hours may be extended due to world conditions. Each depot will coordinate with the contractors during times of extended hours. Operating hours for OCONUS locations vary by location and ever changing political atmosphere throughout the world. Contractors are strongly encouraged to coordinate directly with receiving agency to establish acceptance hours and changes. Notify the ACO of recurring or prolonged Government controlled delivery problems that prevent timely performance within the contract standard. The frequency of pickup is Monday through Friday, but pickup on Saturday, Sunday or holidays may be required during times of world unrest. If the contractor normally picks up other than Monday through Friday (i.e.: Saturday, Sunday or holidays), this pick-up service shall be offered to the Government at no increase in rate.

1.3.15.2. PACKAGING AND MARKING OF CARGO: The Government or vendor will properly pack cargo offered for air movement to prevent damage of cargo, person, or property during the flight. Shipments of material identified by the DOT as regulated must be packaged, marked and labeled in accordance with applicable FAA, IATA, and DOT regulations. If a shipment needs to be disassembled by the contractor, the contractor shall completely reassemble the shipment in its original configuration before delivery. If cargo being delivered to US Army Medical Materiel Center, Europe (USAMMCE) in Pirmasens, Germany is palletized by the contractor, they shall use P6 or any flat pallet open on all sides.

1.3.15.3. CARGO ACCEPTABILITY: Contractor shall transport, subject to availability of suitable equipment and space, general merchandise, goods, wares, and products of all kinds, unless otherwise excluded by contractor's regulations, and provided:

     . The transportation, or the exportation or importation thereof, is not prohibited by the laws or regulations of any country to be flown from, to, into, or over;
     .    They are packed in a manner suitable for carriage by aircraft;
     .    They are accompanied by the requisite shipping documents;
     . And they are not likely to endanger aircraft, persons or property, or cause annoyance to passengers.

1.3.15.4. GOODS ACCEPTABLE ONLY UNDER PRESCRIBED CONDITIONS: The following goods are acceptable for carriage:

1.3. 15.4.1. FIREARMS: Unloaded sporting firearms, including pistols, shotguns, rifles, and trap line guns, may be carried.

1.3.15.4.2. PERISHABLES: The contractor shall ensure all perishable material is properly packed, marked and labeled to maintain accountability and identify handling criteria for prudent care in preventing neglect, deterioration and compliance with IATA requirements. Perishable shipments will be accepted without responsibility on the part of the contractor for loss or damage due to the foregoing.

1.3. 15.5. UNUSUAL SHIPMENTS: With ACO approval, contractor may refuse cargo of extreme length, unusual shape or excessive weight for transportation unless handling arrangements have been previously made.

1.3.15.6. CONTRACTOR'S RIGHT OF INSPECTION: Contractor has the right to examine the contents of all consignment, but shall be under no obligation to do so.

1.3.15.7. NOTIFICATION OF COURIER MOVEMENT: When required by the Government, contractor shall provide a seat for a courier accompanying the CAT A cargo. Whenever practical, a minimum of two hours notification will be provided to contractors when Government sponsored personnel are scheduled to move on cargo trips. When an armed courier is aboard a contract aircraft, the contractor shall comply with current FAA procedures regarding international couriers. Payment for courier movement shall be in accordance with Section B, paragraph 2(e).

                                                                    Attachment 1
                                                                      7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

1.3.15.8. SERVICE RELIABILITY: The contractor shall maintain a minimum schedule reliability (as stated in the Service Delivery Summary (SDS)) for the times outlined in paragraph 1.3.15.1. Delivery Times. Specific instructions for reliability calculations and examples of calculations can be found in the footnotes of the SDS.

1.3.15.9. INTRANSIT VISIBILITY FOR CAT A CARGO SHIPMENTS: Contractor shall provide in transit movement data on all shipments to the Government within approximately one hour of departure from contractor's aerial port of embarkation
(APOE), within approximately one hour of arrival at contractor's aerial port of debarkation (APOD), within approximately one hour of departure from contractor's APOD, and within approximately 24 hours of arrival at consignee's facility. Data shall be formatted and sent to the government IAW DOD 4500.9R, Defense Transportation Regulation, Part II. If data is received by the Government in unreadable condition, contractor shall retransmit the data within 24 hours of Government's request for retransmission.

1.3.15.9.1. PRE-ALERT NOTIFICATION: The contractor shall provide end-user pre-alert notification within four hours of pickup of deliveries at origin for all shipments, followed by a revised pre-alert notice at least 24 hours in advance of delivery (or as soon as delay is known if less than 24 hours) if delays in transit occur. The pre-alert is intended to assure access to dock space and ready availability of personnel and material handling equipment. The pre-alert should provide, at a minimum, the following information:
Transportation Control Number (TCN), number of pallets, weight of pallets and pieces to be delivered, date and time to be delivered, which pallet(s) contain perishable items and medical priority shipments or other cargo requiring special handling.

1.3.15.10. MISROUTED SHIPMENTS: Contractor shall notify the intended end destination customer of misrouted shipment(s). The contractor will provide the Bill of Lading number of the misrouted shipment and the new arrival time to the customer at this time.

1.3.15.11. PROOF OF DELIVERY (POD) REPORT: A POD report shall be submitted every month IAW the requirements outlined in Appendix 3, paragraph 11 POD Monthly Reports. A sample POD Report is provided as Appendix 3F.

1.3.15.12. HAZARDOUS CARGO SHIPMENTS: All hazardous materials shipments must be in air authorized containers and meet 49 Code of Federal Regulations (CFR) or IATA standards or IAW AFMAN 24-204(I) as provided by DOT Exemption 7573 for packaging, marking, and labeling. User must ensure hazardous shipments are tendered separately. Reference Appendix 3, paragraph 10.0., Hazard Reporting.

1.3.15.13. CAT A CARGO: The following applies to CAT A cargo for full pallets only:

1.3.15.13.1. ROLLER-BED TRUCKS. The contractor shall maintain sufficient roller-bed trucks at the depots at all times. The suggested number of roller-bed trucks is six at the New Cumberland facility, Defense Depot, Susquehanna, PA
(DDSP), and four at the San Joaquin Facility, Defense Depot, San Joaquin, CA
(DDJC). The contractor shall not provide any flatbed trucks for cargo being shipped out of either facility.

1.3.15.13.2. CARGO MANIFEST: Each CAT A cargo shipment will be accompanied by cargo manifests and cargo detail records. Contractor shall annotate two copies of the cargo manifest with the following certificate and return them to the AMC Air Terminal Operations Section at station of origin within 24 hours after the flight departs.

"I certify the above manifested cargo was loaded aboard
                                                        -----------------------

(name of CAT A Carrier), flight number
                                       ---------------------------------

(indicate number) by (AMC transportation or contractor) loading personnel on

                       (date)."
----------------------
                                          Signature of Contractor Representative

1.3.16. OUTSIZED CARGO (MAXIMUM PAYLOAD: 120 TONS): Performance requires aircraft equipped with rear loading ramp and nose loading. The aircraft shall be capable of transporting outsized cargo and heavy equipment. Cargo to be transported is expected to exceed dimensions of a B-747. Aircraft used for this requirement must be able to fly in foreign restricted areas. Maximum payload:
120T.

                                                                    Attachment 1
                                                                      7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                    SECTION 2
                         SERVICE DELIVERY SUMMARY (SDS)

2.0. SDS--DISCREPANCIES

------------------------------------------------------------------------------------------------------------
                                                                                         PERFORMANCE
                  DISCREPANCY                             SOW PARAGRAPH(S)                THRESHOLD
------------------------------------------------------------------------------------------------------------
1.   Passenger, Cargo and General Operations      Refer to below tables for      95% or higher computed on a
     Discrepancies as outlined in Tables 1, 2     individual discrepancies,      rolling three-month average
     and 3 below                                  weighting and SOW references   for carriers with 30 or
                                                                                 more departures *(See
                                                                                 paragraph 3 below for
                                                                                 specific computation
                                                                                 information)
------------------------------------------------------------------------------------------------------------

2.1.  SDS--RELIABILITY

------------------------------------------------------------------------------------------------------------
                                                                                         PERFORMANCE
            SCHEDULE RELIABILITY                          SOW PARAGRAPH(S)                THRESHOLD
------------------------------------------------------------------------------------------------------------
1.   Provide on-time departure for all cargo      1.0., 1.1., 1.2., 1.3.         All aircraft depart within
     and passenger missions                                                      20 minutes after the
                                                                                 scheduled departure time
                                                                                 *(See paragraph 1 below)
------------------------------------------------------------------------------------------------------------
2.   Provide CAT A cargo service within Time      1.3.15., 1.3.15.1.,            Cargo delivered within 96
     Definite Delivery (TDD) reliability          1.3.15.8., 1.3.15.9.,          hours from pick-up, 95% of
     standards.                                   1.3.15.13.2.                   the time
                                                                                 **(See paragraph 2 below)
------------------------------------------------------------------------------------------------------------
3.   Provide CAT A Proof of Delivery Reports      1.3.15.11.                     100% on time submission
     NLT 15th of month following performance of
     service
------------------------------------------------------------------------------------------------------------

2.2.  SDS--CRAF ACTIVATION

------------------------------------------------------------------------------------------------------------
                                                                                         PERFORMANCE
               DISCREPANCY                                SOW PARAGRAPH(S)                THRESHOLD
------------------------------------------------------------------------------------------------------------
1.   Provide Aircraft within Required Timeframe   App 5, 2.11.                   100%
------------------------------------------------------------------------------------------------------------
2.   Expand Resources as Required to Support 24   App 5, 3.2.                    100%
     hour per day Operations Center
------------------------------------------------------------------------------------------------------------

TABLE 1 --PASSENGER DISCREPANCIES

------------------------------------------------------------------------------------------------------------
                                                                                         PERFORMANCE
                 CRITICAL                                 SOW PARAGRAPH(S)                THRESHOLD
------------------------------------------------------------------------------------------------------------
1.   Contractor Representative available          1.1.1.                         100% of missions
     within required times
------------------------------------------------------------------------------------------------------------
2.   Passenger Care during delays and diversions  1.1.5., 1.1.5.1.,              100%
                                                  1.1.5.1.1., 1.1.5.1.2.,
                                                  1.1.5.2., 1.1.5.2.1.,
                                                  1.1.6., 1.1.6.1.
------------------------------------------------------------------------------------------------------------
3.   Pets                                         1.2.3., 1.2.3.1., 1.2.3.2.     No pet incident, injury or
                                                                                 death caused by contractor
                                                                                 fault.
------------------------------------------------------------------------------------------------------------
4.   Seat Pitch                                   Applicable Delivery Order      No aircraft substitutions
                                                  (DO)                           without prior ACO approval.
------------------------------------------------------------------------------------------------------------
5.   Food/Water from Approved Source              1.1.4.7.                       100%
------------------------------------------------------------------------------------------------------------

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

------------------------------------------------------------------------------------------------------------
                                                                                         PERFORMANCE
                     MAJOR                                SOW PARAGRAPH(S)                THRESHOLD
------------------------------------------------------------------------------------------------------------
1.   Sanitation                                   1.1.3.                         No validated discrepancies.
2.   Safety Barriers                              4.12.                          No validated discrepancies.
3.   Barrier Nets                                 1.1.3.6.                       No validated discrepancies.
4.   Food Service (Failure to cater entire ACL)   1.1.4., 1.1.4.2.1.,            No validated discrepancies.
                                                  1.1.4.2.1.2., 1.1.4.2.1.3.,
                                                  1.1.4.2.1.4., 1.1.4.2.1.5.,
                                                  1.1.4.2.1.7.
5.   Baggage Off-Load Times                       1.2.7., 1.2.7.1., 1.2.7.2.,    No validated discrepancies.
                                                  1.2.7.3., 1.2.7.4.
6.   Baggage Containers                           1.1.3.5.                       No validated discrepancies.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                         PERFORMANCE
                     MINOR                                SOW PARAGRAPH(S)                THRESHOLD
------------------------------------------------------------------------------------------------------------
1.    AMC Logo                                    1.1.2.1.                       No validated discrepancies.
2.    Seat Blocking                               1.1.2.3.                       No validated discrepancies.
3.    Pillows & Blankets                          1.1.3.1.1.                     No validated discrepancies.
4.    Lavatories                                  1.1.3.1.2.                     No validated discrepancies.
5.    Reading Material                            1.1.3.1.5.                     No validated discrepancies.
6.    In-Flight Movies & Stereo                   1.1.3.1.4.                     No validated discrepancies.
7.    Hot Towel Service                           1.1.3.1.3.                     No validated discrepancies.
8.    Overhead Storage                            1.0.                           No validated discrepancies.
9.    Children Amenities                          1.1.3.1.6.                     No validated discrepancies.
10.   Flight Crew                                 1.1.3.4.                       No validated discrepancies.
11.   Food Service (Other than failure to cater
      entire ACL)                                 1.1.4.1, 1.1.4.2.,             No validated discrepancies.
                                                  1.1.4.2.1.6., 1.1.4.3.,
                                                  1.1.4.4., 1.1.4.5., 1.1.4.6.
12.   Settlement of Claims                        1.2.2., 1.2.2.1., 1.2.2.2.     No validated discrepancies.
13.   Customer Surveys                            1.1.3.8.                       No validated discrepancies.
------------------------------------------------------------------------------------------------------------

TABLE 2 -- CARGO DISCREPANCIES

------------------------------------------------------------------------------------------------------------
                                                                                         PERFORMANCE
                   CRITICAL                               SOW PARAGRAPH(S)                THRESHOLD
------------------------------------------------------------------------------------------------------------
1.   Provide signature service from origin to
     destination.                                 1.3.11. and 1.3.11.1.          Acceptance and continuous
                                                                                 responsibility for custody
                                                                                 of material during transit.
2.   Contractor Representative available within
     required times                               1.3.9.                         100% of missions

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                         PERFORMANCE
                     MAJOR                                SOW PARAGRAPH(S)                THRESHOLD
------------------------------------------------------------------------------------------------------------
1.   Provide seats and services for Government
     Sponsored Personnel                          1.3.14., 1.3.14.1.             Seats and services are
                                                                                 available when requested
                                                                                 by the ACO 24 hours in
                                                                                 advance
2.   Cargo compartment serviceable with no        1.3., 1.3.1., 1.3.7.           100%
     obstructions
3.   Provide Aircraft Lighting                    1.3.13.                        Sufficient to illuminate
                                                                                 potential floor tripping
                                                                                 hazards, overhead
                                                                                 clearance, and cargo
                                                                                 loading doors
------------------------------------------------------------------------------------------------------------

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

------------------------------------------------------------------------------------------------------------
                                                                                         PERFORMANCE
                     MINOR                                SOW PARAGRAPH(S)                THRESHOLD
------------------------------------------------------------------------------------------------------------
1.   Provide tie -down fittings and devices       1.3.7.1.                       Available in sufficient
                                                                                 quantities when required
------------------------------------------------------------------------------------------------------------

2.3. TABLE 3--GENERAL OPERATIONS

------------------------------------------------------------------------------------------------------------
                                                                                         PERFORMANCE
                     MAJOR                                SOW PARAGRAPH(S)                THRESHOLD
------------------------------------------------------------------------------------------------------------
1.   All aircraft systems fully operational       1.0.                           100%
------------------------------------------------------------------------------------------------------------

*(1) SCHEDULE RELIABILITY FOR PASSENGER AND CARGO MISSIONS

          (a) The contractor's schedule reliability rate shall be computed for a three-month period by subtracting the total number of contractor-controllable delays during the three-month period from the contractor's total number of scheduled originating and turnaround station departures in that three-month period, from the contractor's total number of scheduled originating and turnaround station departures in that three-month period, and dividing the remainder by the contractor's total number of scheduled originating and turnaround station departures for the period. In the event a contractor had a CRAF contract the previous year, the schedule reliability for the final two months of the previous year will be used in determining schedule reliability for the first two months of this contract. This reliability rate computation shall be made as of 2400 hours Greenwich Mean Time (GMT) on the last day of each calendar month.

          (b) The schedule reliability rate, which is based on the combination of total departures in both 21AF and 15AF, may be measured and enforced in two ways and each contractor performing hereunder is obligated to meet the standard in each of those ways. First, the requirement applies to all services performed under this contract by any one contractor whether or not the contractor is performing as a member of a contractor TA. Second, in the event of a contractor TA, the reliability requirement applies also to the aggregate performance under the contract by all members of the contractor TA. (Each member of the contractor TA bears joint and several liability for failure of either the contractor TA in the aggregate, or its individual contractor members performing hereunder, to meet the schedule arrangement in the aggregate, or its individual contractor members performing hereunder, to meet the schedule reliability requirement.)

          (c) A delay shall be deemed to have occurred at the mission's originating or turnaround station if the contractor's aircraft departs the blocks more than 20 minutes after the scheduled departure time, except in those instances when the aircraft arrives at the next destination on time (see Note below). The scheduled departure time shall be as established pursuant to Section 4, paragraph 4.22, Mission Positioning - Peacetime and Section F, paragraph 2, Schedules, and published in the Operations Bulletin as amended by scheduling messages. The scheduled departure time at turnaround stations shall be subject to revision as hereinafter provided. The contractor-uncontrollable delay time experienced at the originating and enroute stations on a mission shall be added to the scheduled departure time at the turnaround station for purposes of determining the scheduled departure time at the turnaround station on that mission. Additionally, if missions are scheduled back-to-back with an aircraft that experienced a contractor-uncontrollable delay, this uncontrollable delay time shall be added to the scheduled departure time of the subsequent AMC mission with the resultant delay charged as contractor-uncontrollable. This will give the contractor sufficient recovery time to return to schedule or obtain substitute service for his follow-on missions. However, the contractor-uncontrollable delay time experienced on a previous mission shall not be added to the scheduled departure time at the originating station for any subsequent mission. This will mean the contractor-uncontrollable delay time experienced on a previous mission shall not be added to the scheduled departure time of the subsequent AMC mission with the resultant delay charged as contractor-uncontrollable. In the latter instance, the contractor is required to originate his next mission, on schedule, with his own aircraft or substitute service.

          (d) On SAAMs, exercise, and contingency missions, when sequential missions are scheduled using one aircraft, and a contractor-controllable delay occurs that causes subsequent missions to be delayed, the delay(s) to subsequent missions that are the sole and direct consequence of the earlier delay will not be charged to the contractor's total controllable delays. The determination of whether a delay to a subsequent mission is the sole and direct consequence of delay to an earlier mission will be made by the CO. All passenger care requirements for

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

contractor-controllable delays as required in paragraph 1.1.5. Passenger Care During Delays through 1.1.6.1. Passenger Care During Uncontrollable Diversions shall apply to all affected missions.

          (e) When a contractor-controllable delay occurs that can be reduced in duration by rescheduling aircraft assigned to other missions (reflow), with consequent delay to the other mission(s), the CO may approve such reflow and charge only the original delay to the contractor's total controllable delays, if the CO determines that the Government will benefit from the reflow. All passenger care requirements for contractor-controllable delays as required in paragraph 1.1.5. Passenger Care During Delays through 1.1.6.1. Passenger Care During Uncontrollable Diversions, shall apply to all affected missions.

NOTE: For the purposes of determining a contractor's schedule reliability rate, any aircraft which (a) returns to the blocks, or (b) lands at a location other than the scheduled destination because of contractor-controlled factors, will be deemed a departure delay regardless of the time the aircraft originally departed the blocks.

          (f) The contractor, and in the case of a contractor TA, each contractor shall maintain an 80 percent schedule reliability rate as the minimum acceptable standard of performance, based on 30 or more departures from originating or turnaround stations during a three-month period. Where volume is less than 30 departures, reliability will be reviewed on a case-by-case basis. Failure to maintain an 80 percent schedule reliability rate for a three-month period will be reason for termination, pursuant to the Contract Clause entitled "Default." However, nothing in this paragraph shall limit the right of the Government to terminate this contract for cause for other reasons or to limit any other rights and remedies provided the Government by law or under this contract.

          (g) If a contractor's schedule reliability rate falls below an average of 85 percent for a three-month period, the Government may elect not to order expansion transportation services for a minimum of 30 days pursuant to this Section. The 30-day period shall commence on the 20th of the month following the three-month period on which the reliability was computed, until the 20th of the next month. If missions are awarded to the contractor, the Government will negotiate a reduction in ACL paid on all missions the contractor is asked to schedule during the 30-day period. The typical reduction negotiated for poor reliability is 2% of the standard ACL for the aircraft type. For example, poor reliability computed on January through March missions operated with a 400 seat B-747 will result in a reduced pay ACL of 392 seats on missions which the contractor is asked to schedule from 20 April until 20 May, regardless of when AMC actually accepts the schedule.

**(2) SCHEDULE RELIABILITY FOR CAT A CARGO

          (a) The contractor shall maintain a minimum schedule reliability of 95% of shipments delivered in 96 hours or less. Any noted discrepancies shall be provided to the contractor in writing. An action plan detailing the discrepancies and proposed remedy will be required any month a contractor's performance is less than contract minimum. The contractor's performance reliability rate shall be computed each month by subtracting the total number of contractor-controllable delays during the month from the contractor's total number of shipments and dividing the remainder by the contractor's total number of shipments for the period.

          (b) Failure to maintain a 95% delivery reliability each month may be reason for termination, pursuant to the Contract Clause entitled "Default". However, nothing in this paragraph shall limit the right of the Government to terminate this contract for cause for other reasons or to limit any other rights and remedies provided the Government by law or under contract. The following example illustrates how the monthly average is calculated:

          In the month of March a contractor delivers 433 shipments out of 439 on time. The average is calculated by taking the # of On-Time Shipments/Total # of Shipments, which is 433/439 or 98.6%.

          (c) Calculations shall be based on contractor's Monthly Performance Reports, after being validated against reports pulled from Government tracking systems. Calculation methodology will be: Divide the number of shipments for a given month that met the 96 hour delivery schedule by all shipments for that month to determine the reliability rate. A delay shall be deemed to have occurred when the shipment time for any net shipment time exceeds 96 hours.
Note: Validated uncontrollable contractor delays are not counted as a service failure. Contractors will have the opportunity to discuss controllable/ uncontrollable delays and confirm their final monthly reliability data.

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

(3)  DISCREPANCY PERFORMANCE RATE

          (a) Passenger, Cargo and General Operations discrepancies are divided into three categories: Critical, Major and Minor. The following weighting applies to each category: One (1) critical discrepancy equals two (2) violations; one (1) major discrepancy equals one (1) violation; and three (3) minor discrepancies equal one (1) violation.

          (b) A contractor's discrepancy performance rate will be computed on a monthly basis to determine the level of contract violations. This rate is computed by dividing the total number of mission segments performed during the period into the total number of discrepancies for that period. Mission segment inspections will be performed at stations in the routing, including origination, turnaround and enroute, where QAP or a CA can inspect the aircraft. The discrepancy performance rate will be computed as soon as possible after HQ AMC/DOYM receives the monthly discrepancy reports.

          (c) A discrepancy will be established whenever the contractor's aircraft or service is in violation of the items outlined in this SDS. During an inspection, each type of discrepancy will be counted only once (e.g. all seats not in correct seat pitch will be one critical discrepancy; multiple bags not delivered within baggage off-load times will be one major discrepancy). The overall performance threshold for all discrepancies is an average of 95% for a consecutive three-month period with a total of 30 or more departures from originating and turnaround stations. Where volume is less than 30 departures, discrepancies will be reviewed on a case-by-case basis. Failure to maintain a performance threshold of 95% or more may be reason for termination, pursuant to the clause entitled "Default". Nothing in this paragraph shall limit the right of the Government to terminate this contract (for cause or other reasons) or to limit any other rights and remedies provided the Government by law or under this contract.

          (d) If a contractor's performance threshold falls below 95% for a three-month period, the Government may elect not to order expansion airlift for a minimum of 30 days. The 30-day period shall commence on the 20th of the month following the three-month period on which the discrepancy rate was computed until the 20th of the next month. If missions are awarded to the contractor, the Government will negotiate a reduction in the ACL paid on all missions the contractor is asked to schedule during the 30-day period. The typical reduction negotiated for a poor discrepancy rate is 2% of the standard ACL for the aircraft type.

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                    SECTION 3

                   GOVERNMENT-FURNISHED PROPERTY AND SERVICES

3.0. GENERAL INFORMATION: When Government or enroute support services (Enroute Support Services (ERS)) or resources are available, and IAW intra-agency and intra-Government agreements, the Government will furnish necessary equipment and personnel to provide the following services at military or commercial installations (originating, enroute, and terminating stations) at no cost to the contractor except as otherwise provided in this Section. The contractor shall coordinate with the QAP or Airfield Manager where performance is to occur to ensure those services needed are available to complete the mission. These services will also be provided at AMC APOEs when contractor's aircraft are scheduled in a manner to preclude depositioning to home maintenance base between missions as determined by the ACO.

3.1. GOVERNMENT FURNISHED SERVICES AND EQUIPMENT: The following Government-furnished services and equipment will be provided:

3.1.1. TRANSIENT ALERT AND RAMP SERVICES::

          .    Landing.
          .    Follow-me vehicle.
          .    Pushback and Towing (when requested by a location, training shall be provided by the contractor).
          .    Parking.
          .    Chocking and grounding of aircraft.
          .    Positioning, connecting, operating, and depositioning of aircraft ground power unit.
          .    Fireguard for engine starts.
          .    Positioning, connecting, operating, and depositioning of engine start carts.
          .    Positioning, operating, and depositioning of compressor for airing of struts and tires.
          .    Nitrogen may be used when available to inflate aircraft tires on a non-reimbursable basis. A qualified technical contractor representative shall be present to supervise, provide all
               required attachment fittings, and service the items.
          .    Position and deposition aircraft jacks for tire changes. Military owned jack will be provided if a suitable jack is available. A technically qualified contractor representative shall advise what capacity jack is required, and whether using military or commercial jack, the contractor representative shall jack the aircraft.
          .    Ramp sweeping.
          .    To-plane service of MIL-H-82382 or equivalent de-icing fluid and supply of oxygen (gaseous or liquid oxygen (LOX)) on a reimbursable basis. Equipment and necessary operators shall be furnished for wing de-icing at no cost; the de-icing fluid shall be furnished on a reimbursable basis.

NOTE: In an emergency, into-plane service of hydraulic fluid, supply of oxygen, de-icing fluid and servicing of struts/tires will be provided by the Government on a reimbursable basis. A technically qualified contractor representative shall supervise emergency servicing to assure compliance with procedural requirements.

          .    Maintenance stands when required for ground servicing operations.
          .    To-plane fuel servicing. A contractor representative shall connect/disconnect the fuel hose to/from the aircraft Single Point Refueling
(SPR) and monitor vents.
          .    Concurrent Servicing Supervisor (CSS) and fuel vent monitors in accordance with TO 00- 25-172 when a concurrent ground servicing is accomplished. (NOTE: See paragraph 3.5., Concurrent Servicing.)
          .    Tractor and driver (for extended parking services)

3.1.2. TERMINAL AND TRAFFIC SERVICES: Terminal and traffic services to include the following:
          .    Passenger processing.
          .    Passenger manifesting and documentation.
          .    Baggage handling (weigh, tag, load and unload), except at Gateway locations. The contractor is responsible for accurate placement on the aircraft relative to weight and balance.
          .    Passenger and crew boarding stairs/loading bridge jet way.
Entrance doors are not to

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

be opened until stairs have been positioned as close to the aircraft entrance as possible without hindering the opening of the doors.
          .    Customs clearance (Government traffic only).
          .    Medical clearance (passengers only).
          .    Agriculture inspection (if required).
          .    Immigration clearance.
          .    Cargo receiving, processing, documentation, and positioning for loading.
          .    Loading, tie down, and unloading. Loading shall be in accordance with the load breakdown provided by the contractor on AF Form 4080, Load Sequence Breakdown Worksheet, or equivalent. The load supervisor shall annotate the form to show the actual load.
          .    Cargo manifesting.
          .    Cargo handling equipment, including 463L pallets and associated cargo restraining nets.
          .    Potable water (includes equipment and into-plane servicing).
          .    Baggage carts.
          .    Lavatory servicing, including positioning, hookup, operation and depositioning of servicing unit. Anti-freeze solution mix of approximately 50/50 potassium acetate to water will be furnished on a non-reimbursable basis. Contractor is responsible for additional anti-freeze solution if contractor operating specifications require a stronger mix. This shall be done subsequent to Government-furnished lavatory servicing. At joint use airfields when the contractor terminates a commercial or military mission and parks the aircraft on the commercial side allowing adequate time to accomplish normal fleet servicing, and then later positions the aircraft for an AMC mission, lavatory servicing shall be on a reimbursable basis. Note: When an aircraft is positioned from a commercial mission from a commercial airport and requires lavatory servicing, the Government will provide it to the contractor on a reimbursable basis.
          .    Flight line transportation for crews where commercial
transportation is not permitted access to the aircraft parking area or where unavailable.
          .    Position, connect, operate, and deposition the ground air
conditioning or heating units.
          .    High lift truck for galley servicing at those military bases where commercial catering service is not available.
          .    Loading and unloading route support items at military
installations.
          .    Tractor and driver in support of extended parking.

3.1.3. ENVIRONMENTAL SUPPORT:
          .    It is AMC's intent to provide crash and rescue support on a reimbursable basis, where fuel spills occur as a direct result of malfunctioning contractor equipment which has not been properly maintained, or negligence of the contractor.
          .    Fuel spills requiring the service of Government fire and crash personnel will be investigated for cause by qualified Government personnel familiar with commercial aircraft. When it is clearly shown that the cause of the spill is a recurring one, which the contractor has neglected to repair, it will be documented by the inspector, and submitted to the Quality Assurance Specialist (QAS) and forwarded to CA for review.
          .    If the CA determines that the contractor has been negligent in maintaining the equipment responsible for the spill and subsequent cleanup, the CA, in coordination with Operating Locations ACO, will direct the fire department to submit the charges for cleanup to base finance and subsequent billing to the contractor. The contractor will be notified of the spill, its cause, and the contractor's responsibility for reimbursement to the Government.

3.1.4. EMERGENCY HEALTH SERVICE FACILITIES: Emergency medical services to contractor air crews and personnel on a reimbursable basis in accordance with Air Force Handbook (AFH) 41-114.

3.2. SPECIAL HANDLING EQUIPMENT: Special handling equipment (which is not commonly used on military aircraft), such as tow bars, may not be available at military installations and must, therefore, be furnished by the contractor. Contractor shall also furnish personnel to operate and maintain such equipment.

3.3. PASSENGER MANIFESTING: For all passenger missions operating through Atlanta IAP, Los Angeles IAP, Seattle-Tacoma IAP, and Baltimore-Washington IAP, the Government will perform manifesting and check-in to include boarding, seat assignment, issuance of boarding pass, baggage weighing, tagging, and placing of baggage on

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

conveyor at baggage check-in. Contractor shall perform all other functions. The contractor shall comply with commercial practices for liability of interlined baggage.

3.4. PETROLEUM PRODUCTS: The contractor may purchase aircraft petroleum products at any military base other than those facilities that are serviced by commercial sources (unless specific approval is granted by supplemental agreement), for use in performing services hereunder. These purchases shall be IAW applicable Air Force Joint Instruction (AFJI) 23-207 for Air Force installations, and subject to the procedures set forth in paragraph 3.5., Concurrent Servicing, below.

3.4.1. CONTRACTOR AUTHORIZATION TO PURCHASE GROUND PETROLEUM PRODUCTS:
Contractor is authorized to purchase ground petroleum products at overseas Air Force installations for use in company owned ground vehicles required for performance of this contract. Such authorization is subject to and in accordance with the provisions of AFJI 23-206.

3.5. CONCURRENT SERVICING: The following guidance shall be followed when concurrently servicing passenger aircraft with or without passengers aboard and cargo aircraft at military installations:

3.5.1. FINAL APPROVAL: The Wing/Base Commander is the final approval authority for ground servicing operations and the overall safety associated therewith.

3.5.2. CONCURRENT SERVICING SUPERVISOR (CSS): A CSS will be provided by the Government when concurrently servicing contractor aircraft at military installations. The CSS supervisor has full authority during all phases of ground servicing operations. This authority allows the individual to shut down a refueling operation if an unsafe condition exists. The supervisor also controls access to and from the aircraft.

3.5.3.  SUPERVISORY CONTRACTOR REPRESENTATIVE (SCR):  The SCR shall:
          .    Prior to beginning servicing operations:
                    Advise the CSS of contractor's procedures, if applicable, for switch loading aviation fuel.
                    Inform the CSS of vehicle status.
          .    Ensure civilian vehicles involved in a concurrent servicing comply with standards required by Technical Order (TO) 00-20B-5 and Air Force Occupational Safety and Health Standard (AFOSHSTD) 91-38. Additionally, associated servicing equipment not designed or approved for use within a hazardous location may be moved into or within the fuel servicing safety zone
(FSSZ), if pressurization of the refueling equipment is stopped. Re-pressurization of the refueling equipment shall not resume until the servicing vehicle's engine is shut down while in the FSSZ or the vehicle leaves the FSSZ.
          .    Maintain communications with the CSS during all stages of
refueling.
          .    Perform responsibilities as outlined in TO 00-25-172, Chapter 5, paragraph 5.5.

3.5.4. AUTHORIZED VEHICLES: Authorized vehicles shall not operate closer than 25 feet of aircraft fuel vents, SPR connections and refueling equipment during fuel servicing of the aircraft. All other vehicles are restricted to 25 feet from fuel vents and must remain outside of the 50 foot fuel servicing safety zone.

3.5.5. AUXILIARY POWER UNIT (APU): The aircraft APU shall be used to provide power and air-conditioning on aircraft so equipped.

3.5.6. FLIGHT CREW BRIEFING: Prior to beginning fuel servicing, the flight crew shall ensure required exits are open, brief passengers that fuel servicing will be conducted and the restrictions on operating electronic equipment and give passengers the option to deplane.

3.5.7. INERTIAL NAVIGATION SYSTEM (INS): The aircraft Inertial Navigation System
(INS) may remain energized during a fuel servicing operation.

3.5.8. RADIOS AND RADAR SYSTEMS: The aircraft radios and radar systems shall not be on during the fuel servicing operation.

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

3.5.9. ELECTRICAL SYSTEMS: No aircraft electrical systems shall be activated during the fuel servicing operation except those required for servicing.

3.5.10. CSS CONCURRENCE: When concurrent servicing operations are in progress, all contractor personnel (including flight crews), unless previously cleared, shall report to and receive the CSS's concurrence prior to entering the servicing area.

3.5.11. WING AND FUEL VENTS: When servicing cargo aircraft, the CSS and his/her assistant (on inter phone) will also monitor both wing fuel vents.

3.5.12. COPY OF CONTRACTOR'S AIRCRAFT REFUELING PROCEDURES: *A copy of the contractor's aircraft refueling procedures shall be located on the aircraft and made available to the CSS, as required.

*NOTE:  Applies to passenger aircraft only.

3.6. BILLETING AND MEALS: Billeting and meals for contractor's crews, and Government-owned property required in support of this contract not specifically provided for in other provisions of this contract, may be provided by the Government at the discretion of the Base Commander of the military installation involved. Except as provided in paragraphs 3.1.1, Transient Alert and Ramp Services, and 3.1.2., Terminal and Traffic Services above, other services at military bases, where commercial services are not available, or not available on a timely basis, may be made available to the contractor on an emergency basis only, as determined by the ACO or CA. Billeting and meals for contractor's crews shall be on a reimbursable basis.

3.6.1. BILLETING AND MEALS FOR CONTRACTOR EMPLOYEES: At overseas locations, contractor's employees who are involved in the performance of this contract may be furnished billeting and dining facilities on a reimbursable basis, as prescribed by local base regulations. In addition, commissary, base exchange privileges, and other logistic support may be granted to such employees and dependents in accordance with such implementing instructions as may be issued by area or Base Commander concerned. The ACO or CA will periodically review the scope of support furnished, and advise the Commander concerned as to any change in status of the contractor personnel that would affect their eligibility to receive the support. Minor dependents of a US citizen, who are employed by the contractor overseas in performance of this contract, are authorized dependent education on a space available, tuition basis in the DOD dependents schools as provided in DOD Directive (DODD) 1342.13.

3.7. AEROSPACE GROUND EQUIPMENT (AGE): AGE and traffic handling and servicing equipment, with necessary operators, furnished by the Government shall be on a non-reimbursable basis. Technical services and maintenance labor provided, as well as supplies and parts issued, shall be on a reimbursable basis and in accordance with and subject to the provisions of:

     (1) Air Force Installations - AFMAN 23-110, Volume II, Part 13, Chapter 8 and Air Force Instruction (AFI) 10-1001.

     (2) Naval Air Stations - Naval Supply Systems Command Manual, Volume 2.

     (3) Army Installations - DFAS-IN 37-1.

3.8. CONTRACTOR USE OF MILITARY COMMUNICATIONS FACILITIES: Contractor will be permitted to utilize military telephone in those areas where commercial circuits are not available and it is in the best interest of the Government as determined by the ACO or CA. Contractor's use of military communications facilities shall be limited to transmission and reception of airlift mission support traffic and shall not interfere with military command control traffic.

3.9. CONTRACTOR STORAGE SPACE AT MILITARY INSTALLATIONS: The Government will furnish office, warehouse, and storage space at military installations for contractor's representatives and supply support items and equipment to the extent available. Such office, warehousing and storage space, including utilities (heat, air-conditioning, light, power, water, and sewage), concomitant to the use of such space, will be provided to the contractor on a non-reimbursable basis. All requests for office, warehouse, and storage space shall be made to the

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

Base Commander through the ACO or his delegated representative. In addition, intra-base communications will be provided on a non-reimbursable basis commensurate with the availability of circuits. Whenever space is provided it will be on an as is condition with regard to partitions, walls, lighting, electrical wiring, plumbing, etc. No modification to buildings will be made unless specifically authorized by the Base Commander, other than minor modifications to existing facilities as approved by the Base Commander. Requests by the contractor for construction of facilities on any military installation shall be submitted directly to HQ AMC/DOY. Necessary coordination will be taken by HQ AMC with the major air command (MAJCOM) concerned. Contractor shall not undertake such construction until notified by HQ AMC that construction has been approved.

3.10. WARSAW CONVENTION: When passengers embark at airfield or commercial airport facilities not normally operated by the contractor or its agents, the Government will ensure proper ticketing or other notice to passengers on Warsaw Convention liability limits. Such ticketing or notice is to be sufficient to establish limits on the liability of the contractor under the Warsaw Convention to the maximum extent permitted by law and this contract.

3.11. PORTABLE OXYGEN BOTTLES (FOR AEROMEDICAL EVACUATION (AE) ONLY): Portable oxygen bottles will be made available for each Aeromedical Evacuation Crew Member (AECM) for use during emergencies. These bottles will be provided by AMC when available, and will be stored securely in the flight deck allowing direct access should their use be required.

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                    SECTION 4

                               GENERAL INFORMATION

4.0. PERFORMANCE OF SERVICES DURING CRISIS DECLARED BY THE PRESIDENT AND THE SECRETARY OF DEFENSE, OR THEIR DULY DEPUTIZED ALTERNATES OR SUCCESSORS: The contractor shall continue to perform services as specified in this SOW or as directed by the CO for the duration of the crisis.

4.1. GENERAL OPERATIONS: Throughout the life of the contract, including any extension described elsewhere in the contract, the contractor shall participate in the CRAF program and maintain a minimum of 30 percent of its CRAF capable passenger fleet and 15 percent of its CRAF capable cargo fleet in wide body equivalents. Contractors operating both cargo and passenger aircraft shall maintain the minimum commitment for each fleet type.

4.1.1. CONTROL OF AIRCRAFT: The contractor shall maintain control over the aircraft listed in Appendix 3A to the extent necessary to assure the contractor's ability to meet its guarantee under CRAF. At any time during the contract period and upon demand of the CO, the contractor shall furnish evidence that demonstrates required control of the aircraft. The contractor shall not part with control of any aircraft accepted by AMC and listed in Appendix 3A unless the loss is beyond the control of the contractor (such as aircraft accident), or the CO, at his option, has agreed to the substitution of other acceptable aircraft and has accomplished such substitution by contract modification. If an accident results in the loss of an aircraft, and no substitute will be provided, the contractor shall notify the CO in writing within 24 hours and shall provide the information required in Appendix 3, paragraph 3. The parties agree that failure of the contractor to maintain control of any aircraft listed in Appendix 3A, unless loss of the control is beyond the control of the contractor (such as aircraft accident) or approved by the CO, will constitute failure to have a currently existing capability to perform services called for and will justify termination of this contract under the clause entitled "Federal Acquisition Regulation (FAR) 52.249-8, Default (Fixed-Price Supply and Service) Alternate I." In lieu of default, the Government may, at its option by unilateral contract modification, reduce its purchase of airlift services for passengers or cargo, or both, during the remaining period of the contract by an amount equal to the award share for the remaining period of the contract attributable, under the formula used to determine the original contract award entitlement, to the aircraft removed from the AMC contract creditable mobilization base and deleted from Appendix 3A.

4.1.1.1. EXAMPLES OF FAILURE TO MAINTAIN CONTROL: Examples of failure to maintain control within the intent of this paragraph are as follows:
          (1) failure to retain US registry;
          (2) leasing of aircraft to unapproved foreign contractors;
          (3) dry leasing of aircraft to US airlines or aircraft operators not possessing a temporary or permanent certificate issued by the DOT; or
          (4) removal of aircraft from active utilization (in storage, out of service, or parked) and not flyable for reasons other than maintenance, repair, or overhaul. Aircraft temporarily removed from active utilization that are mission capable within 24 hours are considered to meet the control requirements of this contract.

4.2. SECURITY: While on military installations or on military portions of commercial facilities, contractor and subcontractor personnel shall comply with security regulations promulgated by the military installation or activity Commander. Security regulations are directive in nature and shall be adhered to by all contractor and subcontractor personnel.

4.2.1. REGULAR AND FREQUENT ENTRY INTO RESTRICTED AREAS: Where regular and frequent entry into restricted areas at a military installation is required by contractor or subcontractor personnel for ground handling of aircraft, the contractor or subcontractor personnel must meet the requirements established by AFI 31-101, Chapter 9, AFI 31-401, and DD Form 254. Applications for personnel security investigations shall be made to the local Chief, Security Forces.

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

4.2.2. FACILITY SECURITY CLEARANCE: Where there is a need for receipt, storage or development of classified documents, a facility clearance of SECRET and classified safeguarding capability is required in accordance with the National Industrial Security Program Operating Manual, DOD 5220.22M. DOD 5220.22M also provides authority for contractors to certify the personnel security clearance status of company employees and makes provisions for the contractor (Operator) who has a valid facility security clearance of SECRET to verify the security clearance status of its employees. Contractors must inform HQ AMC/DOBF of the correct address of any company agency requiring a secure facility.

4.2.3. PERSONNEL SECURITY CLEARANCE: Upon contract award, security clearance applications for all required personnel shall be completed in accordance with DOD 5220.22M and instructions received from the cognizant Defense Industrial Security Officer (DISO), Defense Investigative Service (DIS). All required clearance actions shall be forwarded to the cognizant DISO.

4.2.3.1. NON-AIRCREW SECURITY CLEARANCES: Personnel designated by the contractor to perform duties specified as follows must possess a SECRET security clearance.
               .    Overall CRAF planning.
               .    Liaison and communications supervisory duty at either HQ AMC or its alternate.
               .    Mobilization Representative (MOBREP)/Technical Advisory
                    Group (TAG) attendees.
               .    All flight operations dispatchers involved in CRAF missions.

4.2.3.2. AIRCREW SECURITY CLEARANCES: Flight deck crewmembers are not required to maintain active security clearances during peacetime. However, SECRET clearances shall be granted by Commander, US Transportation Command (USTC) in conjunction with activation. Contractors shall ensure all flight deck crewmembers designated to support CRAF operations during activation are US citizens and eligible for a SECRET clearance.

4.2.4. OPERATIONS SECURITY (OPSEC): The contractor shall be responsible for OPSEC procedures when operating missions for the DOD to include safeguarding critical information. Contractors must ensure employees receive OPSEC training upon initial assignment to a contract with OPSEC requirements. Information such as flight schedules, hotels where crews are staying, passengers/cargo, return trips, and other facts about the international mission shall be kept close hold and only communicated to persons who have a need to know this information. Flight crews should be aware of persons who are seeking information about the contractor, flights, etc. They should seek to maintain a low profile while operating DOD missions. If the contractor has questions about OPSEC they can be addressed either to the ACO in AMC/DOYMA or with personnel in the Civil Air Division at AMC/DOBF.

4.2.5. CONTRACTOR COMPANY PERSONNEL AND COMPANY FACILITY SECURITY OFFICE (FSO):
The contractor will appoint a person as the company FSO. The contractor must establish appropriate safeguards to assure that the individuals who are not cleared do not gain access to classified information, material, and Government furnished communications security (COMSEC) equipment. Responsibility for security of classified information, material and COMSEC equipment rests with each individual who is authorized access. The FSO must work closely with the Defense Security Service (DSS) and HQ AMC/DOBF on DOD related security matters and ensure their Government furnished COMSEC equipment is stored, maintained, and operated properly. The company FSO shall maintain a current list of cleared personnel and flight deck aircrew personnel who are eligible for a secret clearance. This list shall be made available for verification during on-site surveys by DOD personnel who have a need to know, and will be provided to HQ AMC/DOBF when requested.

4.2.6. AUTHENTICATION MATERIALS: Aircrew members shall require certain authentication documents in order to perform missions. When appropriate, authentication materials and identification friend or foe (IFF)/selective identification feature (SIF) operating instructions shall be made available to flight deck aircrews at military Base Operations and Route Briefing sections provided they present proper identification. Initial issue of these documents shall be as required to cover elapsed time from departure station to destination and return, or to the first enroute station having the capability to provide additional distribution.

4.2.7. AIRCRAFT PHYSICAL SECURITY: Contractor aircraft at military installations will receive the same degree of physical security as provided military aircraft in like status. Ingress and egress procedures to and through control points and restricted or controlled areas shall be established to permit crewmembers access to their aircraft.

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

4.2.7.1. AIRCRAFT SECURITY: The contractor shall establish a program to prevent unlawful seizure of aircraft.

4.2.7.1.1. OTHER THAN ACTIVATION MISSIONS: At airports, bases, and air terminals where there is an AMC presence or where US forces are present and responsible for deployment or redeployment of forces, the military will be responsible for security processing of passengers at on- or off-load. At enroute or operational stops and at locations where there is no AMC or military presence, security processing of passengers shall be the responsibility of the contractor. At these locations, the contractor shall satisfy the requirements of the Transportation Security Administration (TSA) security program for charter operations in commercial service.

4.2.7.1.2. ACTIVATION MISSIONS: During CRAF activation, the contractor shall arrange security for active CRAF missions at non-USAF/DOD controlled locations. At a minimum, this security shall meet the requirement of two armed personnel with immediate response, and two additional armed personnel with a five-minute response.

4.2.7.1.3. "NO SHOW" PASSENGERS: Contractor shall establish procedures for off-load of baggage of gate "No Show" passengers unless that baggage has received customs pre-clearance. Copies of the contractor's program shall be furnished to the ACO upon request.

4.2.7.1.4. PHOENIX RAVEN: There may be certain instances when a PHOENIX RAVEN team will be assigned to a mission based on the mission profile. PHOENIX RAVEN teams operate similar to the Federal Air Marshall (FAM) program in their role as anti-hijack personnel and may be called upon for security of the aircraft during ground time in some instances. If a PHOENIX RAVEN team is required, the team leader will make contact with the aircraft pilot-in-command to coordinate their specific duties as well as providing a crew briefing prior to mission execution. PHOENIX RAVENs will identify themselves through presentation of their military orders in conjunction with military ID card and AMC Form 1031.

4.2.7.2. AIRCRAFT IDENTIFICATION: Aircraft shall have the name of the operating contractor on both sides of the fuselage commensurate with industry practice. Any name other than the operating contractor must be approved by the CO prior to departure.

4.2.8. CLASSIFIED CORRESPONDENCE: Classified material will be forwarded to contractors via secure phone, secure fax, or registered mail, return receipt. The method selected will be based on the content of materials and any associated time constraints. In order to ensure a current inventory of classified material is being stored by the contractor, the originator will notify the appropriate FSO in the contractor's area, by voice or in writing, when classified material is being sent. This notification will contain the subject and date of the material, number of copies, and mailing address.

4.2.8.1. SECURITY CLEARANCE VERIFICATION OF FLIGHT DECK AIRCREWS: The contractor shall validate security access information on the flight release form. Contractors may use company formats, but will ensure that security access statements are clear and unambiguous. An example of a proper statement is "SECRET security access current and valid for Ira A Eaker, James J. Doolittle, and Amelia N. Earhart."

4.2.8.2. RECEIPT OF CLASSIFIED MATERIAL: Contractor personnel may receive necessary classified materials or information, after providing appropriate Government personnel with proper identification (i.e., valid passport, company identification (ID) card, or Geneva Convention Card) and clearance verification or confirmation. Additionally, individuals listed with the company FSO who have been subject to at least a National Agency Check may be issued a restricted area badge.

4.2.8.3. CLASSIFIED/UNCLASSIFIED OPERATIONS BRIEFING: Contractor aircrews may receive upon request, at any enroute location with military intelligence support, an operations briefing, to include all known threats, communications, and security concerns pertinent to their route of flight. The briefing's content shall be tailored by AMC depending on mission requirements. During contingencies or CRAF activation, contractors should receive the same or similar (sanitized) operations briefings, Concept of Operations (CONOPS) and Special Instructions (SPINS) as military aircrew.

4.2.8.3.1. HANDLING OF CLASSIFIED MATERIAL: In addition to the briefing outlined above, the briefing officer will insure that the pilot in command, or the first officer, is aware of the following:

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

               . Receipt for Classified Material: The briefing envelope contains information affecting the national defense of the US and is issued for use while flying. Part of this information is classified and extreme care should be exercised to preclude its being compromised. Upon terminating the flight, all material shall be given to the military base operations officer or destroyed in accordance with the next bullet, Destruction of Classified Material, below. All classified material shall be accounted for by means of the AF Form 310, Document Receipt and Destruction Certificate, or a comparable receipt. Prior to accepting material, the pilot in command should insure that sufficient legible copies of the receipt form are available to allow one copy for the recipient at the destination and one copy for the pilot in command's personal file.
               . Destruction of Classified Material: In the event of an emergency where it appears that the classified material cannot be protected, it shall be burned or destroyed by other means to render recognition impossible. In this event, complete the destruction certificate on the SF 153, COMSEC Material Report, or AF Form 310, Document Receipt and Destruction Certificate. Provide a copy of this form to the issuing office and retain one copy to be held for the required two years.

4.3. PASSPORTS AND GENEVA CONVENTION CARDS:

4.3.1. PASSPORTS: All company personnel supporting AMC overseas missions shall have a current and valid passport.

4.3.1.1. EMERGENCY EXCEPTION: In an emergency condition, where hostilities or enemy action preclude sufficient time to renew or obtain a valid US passport, the individual contractor personnel shall be required to show proof of US citizenship (birth certificate, or signed statement from the employing airlines, based upon company records) upon departing from and arriving in the US. The signed statement from the airline should contain the following information: name, date of birth, place of birth, citizenship, length of time of employment by the airline, name and address of relatives and/or personal references shown in company record.

4.3.2. GENEVA CONVENTIONS IDENTITY CARD (DD FORM 489) (hereafter referred to as the Geneva Conventions Card): Civilian noncombatant personnel authorized to accompany military forces of the US into regions of war will be issued a Geneva Conventions Card in accordance with procedures established in AFI 36-3026(I), Identification Cards For Members of the Uniformed Services, Their Family Members, and Other Eligible Personnel.

4.3.3. PERSONNEL AUTHORIZED TO RECEIVE THE GENEVA CONVENTIONS CARD: Contractor personnel, both US and foreign nationals, authorized by the contractor to enter regions of war in performance of AMC airlift services contracts, will be issued this card. The Geneva Conventions Card will be issued to the following company personnel:

     .    Aircrew personnel designated to operate company aircraft in the performance of peacetime DOD mission as well as wartime airlift mission during CRAF activation.
     .    Ground support personnel assigned to overseas enroute support stations, to include indigenous personnel (non-US citizens) already overseas.
     .    Selected supervisory personnel, subject to deployment overseas, responsible for overall supervision of the company's participation in DOD peacetime airlift contract and activated operations.

4.3.4. ISSUING THE CARD DURING CRAF ACTIVATION: Issuance of this card to contractor personnel meeting the above requirements prior to CRAF activation is the contractor's option; however, it must be issued within 48 hours after CRAF is activated.

4.3.5. ACCOUNTABILITY OF FORMS: Proper procedures for strict accountability and security of ID cards will be maintained. All requisitioning documents for ID cards submitted by an issuing facility will be maintained for five years. Refer to Appendix 3, paragraph 8.0. Geneva Convention ID Card Annual Report.

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

4.3.5.1. ACCOUNTABLE FORMS: The DD Forms 489, Geneva Conventions Cards (Manually-prepared Card) are accountable forms.

4.3.5.2. PROCEDURES FOR STORING AND DESTROYING: Procedures for storing and destroying accountable forms are the same as for CONFIDENTIAL material.

4.3.5.3. CONTROLS FOR PROCESSING AND HANDLING: Contractors will establish controls for processing and handling of ID cards to ensure unauthorized individuals do not obtain them.

4.3.6. LOST CARDS: When blank DD Form 489, Geneva Conventions Card ID cards cannot be accounted for, the contractor will immediately submit a report to HQ AMC/DOBF. The following information is required in the report: Reason cards cannot be accounted for, serial numbers of missing cards, corrective action taken, and disciplinary action taken, if warranted.

4.4. COMMUNICATIONS: When operating on AMC missions, contractor operations centers will be required to maintain voice, facsimile, and e-mail connectivity with AMC Command and Control (C2) agencies.

4.4.1. MESSAGES: The following air traffic control (ATC) and operational messages are necessary for proper control and flight following of contracted aircraft by the AMC Tanker Airlift Control Center (TACC) over standard communication channels.

     .    ATC Messages: These shall be filed in accordance with established ATC procedures.

     .    Operational Messages: There are three kinds - departure, arrival, and advisory. Addressees should be the next intended landing site operation center, the appropriate contractor, and the AMC TACC.

4.4.2. STANDARD COMMUNICATIONS: When standard communications are not possible, the crew should communicate the following information to their company HQ (or the most accessible military flight facility) by the most rapid and efficient method at their disposal: Greenwich (Z) Time of Arrival; Estimated (Z) Time of Departure; proposed destination and estimated arrival times (Z); maintenance problems; and any other information as necessary.

4.4.3. COMMUNICATIONS PROCEDURES: All contracted aircraft shall keep appropriate AMC C2 agencies informed of mission progress. For all AMCmissions (including live and positioning segments), contractor shall report advisory arrival and departure information within 10 minutes of occurrence, as follows:
     .    Aeronautical Radio, Inc. (ARINC): For all missions, info
OL-F/AMCAOS/DOY SUUCCMC or SUUCAMC (Travis AFB) and OL-G/AMCAOS/DOY WRIOOMC (McGuire AFB) for all mission legs.
     .    Overseas: If operating in the Pacific Theater, South or Central
America, Caribbean or West of the Mississippi notify HQ AMC TACC (618) 229-0320 for contingency missions, (618) 229-0321 for channel missions, and
(618) 229-0323 for SAAM and exercise missions. Aircraft operating in the European theater, Africa, South West Asia or East of the Mississippi shall notify HQ AMC TACC at the numbers listed above.
     .    Arrival and Departure: Arrival and departure information for ARINC and overseas (bullets above) shall include the following:

         ARRIVAL                              DEPARTURE
         Mission Number                       Mission Number
         FAA Aircraft Registration Number     FAA Aircraft Registration Number
            (Tail Number)                        (Tail Number)
         Station                                    Station
         Time of Arrival                      Actual Time of Departure (ATD)
         *Estimated Time of Departure (ETD)   Next Station
         Next Station                         Estimated Time of Arrival (ETA)

If mission is delayed beyond scheduled ETD, report delay cause, and estimated time aircraft will be in commission (ETIC)

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

4.4.4. ESTABLISHING COMMUNICATIONS WITH DESTINATION STATION: On all flights, when an aircraft is approximately two to three hours from destination, the aircrew shall establish contact with or have information relayed to the destination station. The following data shall be passed: mission number and FAA aircraft registration (Tail) number; ETA destination or alternate and delay time if anticipated; and any significant maintenance problems. Thirty minutes prior to arrival, contractor shall notify all originating, transiting, and terminating AMC C2 agencies of the following information: mission number; (Tail number); verified or revised ETA; maintenance status; fuel required (as applicable); any other operational information that will reduce ground time or enhance ground time or enhance ground handling activities.

4.4.5. ESTABLISHING COMMUNICATIONS WITH TRANSIT STATIONS: When transiting a station at which a Command Post, Operations Officer, Airlift Control Element
(ALCE), AMC Liaison Officer (AMCLO) or other AMC airlift representative is located, the Contractor shall provide the local AMC agency an estimated block time at least two hours prior to arrival. On a follow-on mission, the Contractor shall provide the following information to the AMC Operations or Command Post at the last off-load station prior to the ferry legs: tail number; ETD from last off-load station; ETA at first on-load station after ferry leg; applicable mission number.

4.4.6 POINT-TO-POINT COMMUNICATIONS: Aircraft movement messages shall be transmitted in the clear.

          (1) All contractor C2 agencies shall be equipped with Government furnished secure telephones and facsimile machines to receive or transmit material up to the SECRET level. Classified information will be transmitted over secure equipment.

          (2) Message exchange between contractors and AMC TACC shall be routed in accordance with the IATA airline seven-letter addresses and the ICAO/Air Force Transportation Network (AFTN) eight-letter addresses. These addresses are the central contact point at each location. It then becomes the responsibility of each contact point to establish procedures to ensure international routing of all messages.

          (3) When necessary to relay messages between circuits using different procedures than above, it shall be accomplished between ARINC and FAA.

4.4.7. AMC/TACC OPERATIONS CENTERS: AMC/TACC Operations Centers are primarily concerned with monitoring mission status and only under cases of extreme emergency will guidance be provided by the Operations Center as it pertains to mission accomplishment. All other problems shall be directed to the ACO or appropriate CA for resolution. Coordination via OL-F or OL-G to AMC/TACC must occur for any events that could affect AMC mission itinerary, including any deviations from mission schedule and early departures and arrivals.

4.4.8. DEVIATION FROM MISSION SCHEDULE: Except for emergency or safety reasons, the CO must authorize deviations from mission schedules. Coordinate via OL-F or OL-G for AMC/TACC approval prior to any deviation from mission schedule.

4.4.9. EARLY DEPARTURE AND EARLY ARRIVAL: Contractor aircrews shall request early departure through their operations center dispatch. The contractor's dispatch shall forward the request to the AMC TACC mission controller. When requesting early departure, aircrews need to consider the impact of early arrival on all down line station operating hours and workload restrictions. Deviating from scheduled departure times is not authorized unless approved by the AMC TACC mission controller.

4.4.10. HUMAN REMAINS: Contractors destined for Dover AFB with Human Remains
(HR) on board the aircraft shall contact the Dover Command Post three hours prior to ETA to ensure proper protocol can be accomplished.

4.5. NAVIGATION ROUTE KITS: Navigation route kits are provided by the Government through the National Imagery and Mapping Agency (NIMA) and the Defense Logistics Agency (DLA). NIMA is responsible for content and publication. DLA is responsible for account management, shelf stock and automatic distribution. The contractors are required to retain and maintain in serviceable condition the publications and charts required in the kit. Contractors are authorized to use flight information publications and charts during peacetime commercial and

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

military contract operations; however, the kits must be maintained in a ready status to support any stage of activation.

4.5.1. NUMBER OF KITS REQUIRED: Contractors must maintain a minimum of two kits (one for an aircraft and one for Flight Operations). The Government will not furnish more kits than what is required for the number of aircraft a contractor has in CRAF plus one for Flight Operations. Upon activation, contractors shall increase the number of kits to equal the number of aircraft committed to the CRAF stage being activated.

4.5.2. POINTS OF CONTACT: The initial kit requirement will be established through HQ AMC/DOBF. Thereafter, contractors should communicate directly with the following agencies:

Content and publication issues: Customer Service Center
                                National Imagery and Mapping Agency
                                (800) 455-0899 or (314) 260-5032
                                            OR
                                Instrument Flight Rules (IFR) FLIP Terminal and Enroute Distribution Manager
                                National Imagery and Mapping Agency
                                (800) 771-3149 or (314) 260-5025

Increase or decrease quantity:  DLA Customer Service Center
                                Ask for the CRAF FLIP Account Managers
                                Voice: (800) 826-0342 (press 1 and then 1 again)
                                Fax: (804) 279-6524
                                e-mail: pc9@dscr.dla.mil

4.5.3. STORAGE AND MAINTENANCE: Government-furnished navigation route kits are stored and maintained by the contractor at no expense to the Government. Upon activation, the contractor shall place a kit aboard each aircraft called up, which shall remain with the aircraft during activation operations.

4.5.4. REPLACEMENT CHARTS AND FLIGHT INFORMATION PACKETS (FLIPs): When participating in DOD contract airlift, the pilot in command may obtain replacement charts, FLIPs, etc., from any USAF Base Operations.

4.6. CREW DUTY DAY REQUIREMENTS:

4.6.1. SCHEDULING LIMITS: Crew duty will be limited to 16 hours for two-pilot crews, 18 hours for three or more pilot crews, and 24 hours for aircraft with FAA-approved crew rest facilities. Crew duty will be considered as beginning when the crewmember reports for duty (including non-local company-directed deadhead), and ending at block-in of the final DOD segment for that crew.

4.6.2. EXECUTION LIMITS: Crew duty execution limits are the same as scheduled, except that the limits can be extended by two hours for two and three-pilot crews. This extension is at company discretion and does not apply to the 24 hour duty limit associated with crew rest-equipped aircraft. A statistical tracking of the number of times this extension is utilized will be maintained by each company and provided to HQ AMC/DOB upon request.

4.6.3. CREW REST: Minimum crew rest, prior to first DOD segment or between DOD segments, is 10 hours. At the contractor's discretion, that rest can be reduced to nine hours if the crew is still able to receive eight hours of uninterrupted rest. NOTE: The reduced rest cannot be combined with the two-hour crew duty extension during a preceding or subsequent duty period.

4.6.4. DEADHEAD TRANSPORTATION: All deadhead transportation, not local in nature, will be considered as part of the crew duty day for DOD limits.

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

4.7. FLYING IN CONTROLLED AIRSPACE: All contract flights shall fly over established airways, domestic or international, and in controlled airspace. Exceptions may be made to this requirement where it is impractical to follow airways or fly in controlled airspace, provided airways are intersected at the first practical point and departed at the last practical radio navigational fix near destination, or when area control or established airways do not exist within a flight information region. Economic considerations will not justify deviation from this procedure.

4.8. ROUTE SUPPORT: The contractor shall request authorization for international route support in direct support of an AMC mission from the ACO at least 24 hours prior to schedule departure. Contractors will not be charged for use of Government-owned pallets and nets in moving route support material, nor for labor and equipment required for on- or off-loading. The contractor shall comply with import regulations as required by the host nation. To ensure this responsiveness, route support may be provided as follows:

4.8.1. INTRACOMPANY ROUTE SUPPORT: When there is ACL available (either above the standard ACL or below the priced ACL), the contractor may, with ACO approval, use the ACL available without limitation to move intracompany route support necessary for the performance of the contract under which the trip is made, when such use will not impact mission performance. This request shall be made at least 24 hours in advance from the ACO. In the event the excess capability is inadequate or nonexistent, the contractor may request a reduction in the guaranteed ACL up to and including 10 percent to move their own route support. If the contractor is unable to meet needs within this 10 percent limitation, the contractor may use the route support procedures for either intercompany or revenue support. Deficit traffic will apply in accordance with Section H, paragraph 14.

4.8.2. INTERCOMPANY ROUTE SUPPORT: Intercompany route support must utilize space not needed by the Government and deficits shall not be permitted. Prior to contractor's use of intercompany route support, permission shall be requested from the ACO. Contractor may use the sample intercompany route support found at Appendix 3D when requesting ACO approval.

4.8.3. REVENUE ROUTE SUPPORT (ORGANIC): There will be times when AMC airlift contractors are unable to support themselves adequately through the route support means provided for in paragraphs 4.8.1. Intracomp any Route Support and
4.8.2. Intercompany Route Support above. When a contractor desires, they may have their route support moved as Government-sponsored traffic (revenue route support). Credit may be given and billing accomplished using special account handling procedures. Revenue route support request and authorizations shall be in similar format as outlined in Appendix 3E. Military orders are not required. An information copy shall be furnished to HQ AMC/DOYM. Such traffic will be assigned movement priorities commensurate with Government traffic.

4.8.4. PRIORITIES: During CRAF activation, route support traffic shall be assigned the same movement priority as AMC military route support traffic.

4.9. SCHEDULED TRAFFIC AND OPERATIONAL STOPS: The Government will have the right to on- and off-load traffic at all points listed in the item descriptions set forth in the DOs, including operational stops or diversions if this does not interfere with the contractor's ground operations or delay their departure. Even though operational stops are reflected in the published schedule, the contractor may over fly such stops and AMC may not force the contractor to land at such stations for the sole purpose of on- and off-loading traffic. The contractor shall notify the TACC of any anticipated over flight prior to departure from the previous station. Special care shall be taken to ensure any on-load or off-load of passengers at operational stops does not conflict with the diplomatic clearance or customs required of the country involved. Contractor is not responsible for passenger or customs processing of on- and off-loading passengers. When an operational stop will exceed one hour in duration, the contractor shall allow passengers to deplane. The contractor shall assume full responsibility for the passengers who deplane during the operational stop.

4.10. EXCESS ACL: The use of excess GACL for either passenger or cargo must be authorized by the ACO in advance. The Government may utilize excess GACL as follows:

4.10.1. ACO APPROVED SUBSTITUTION OF LARGER AIRCRAFT TYPE: When a contractor is granted approval to substitute with a larger aircraft type than awarded in accordance with Section H, paragraph 18,

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

Contractor's Failure to Provide Service, the Government is entitled to transport additional passengers or cargo (depending on type of mission) up to the standard ACL of the substituted aircraft at no additional cost.

4.10.2. EXCESS WEIGHT CAPACITY: Unless otherwise specified on the DO, when aircraft performance data allows, the Government is entitled to excess weight capacity at no additional cost. The amount of weight utilized over the GACL of either an awarded aircraft type or a substituted aircraft type constituting excess ACL will be determined by the limits of the gross take-off weight of the aircraft. The Government is not entitled to transport excess ACL if the contractor would be required to make an otherwise unrequired operational stop as a result of the carriage of the excess ACL.

4.11. MAINTENANCE:

4.11.1. SCHEDULED MAINTENANCE: No scheduled maintenance except enroute or turnaround service and safety of flight items shall be accomplished at military installations under the terms of this contract except as otherwise authorized by the ACO. Requests for performance of maintenance, other than enroute or turnaround servicing, shall be submitted to the CA and the local Operations Center or Command Post. If any maintenance service is to be performed, including enroute, turnaround, safety of flight, or scheduled maintenance during ground time of aircraft, the contractor shall notify the local QAP or AMC C2 agencies as follows:

     (1) Specific type of maintenance to be performed;

     (2) Anticipated duration;

     (3) Type of Government Furnished Service desired in conjunction with performance of the turnaround or enroute maintenance service;

     (4) Any reimbursable support desired in conjunction with performance of the turnaround or enroute maintenance service; and

     (5) Any change in status or type of work to be performed subsequent to initial notification to AMC C2 agencies shall be immediately communicated to the AMC C2 agencies.

4.11.2. ENROUTE TURNAROUND MAINTENANCE CHECKS AND SERVICING: Except as otherwise specified in the contract, no charge will be made for any Government furnished services required to perform enroute turnaround maintenance checks and servicing. If any services or material are required to perform other than turnaround maintenance checks and servicing, such services or material shall be provided on a reimbursable basis. Contractor shall comply with AFI 21-101, Aerospace Maintenance Management.

4.12. SAFETY BARRIERS: All passenger and cargo doors used for on-loading and off -loading of passengers, baggage, and cargo aboard contract aircraft shall be equipped with a safety barrier at chest or waist level. The safety barrier shall be in place when the cabin or cargo door is open except when actually on-loading or off-loading passengers/cargo or when loading stairs are positioned.

4.13. PETROLEUM SUPPORT: Upon completion of round trip missions, contractors are entitled to purchase sufficient Petroleum, Oil, and Lubricants (POL) at Defense Energy Support Center (DESC) standard prices for movement of the aircraft to its nearest home base. If the contractor is depositioning their aircraft to a point other than its nearest home base, the amount of fuel at DESC standard prices shall not be more than that quantity which would be needed to deposition to the contractor's nearest home base. The sale of POL in excess of depositioning POL shall be at the current DESC standard price plus surcharge and required taxes.

4.13.1. POL FOR ONE-WAY TRIPS: Upon completion of one-way trips, contractors are entitled to purchase sufficient POL at DESC standard prices for movement of the aircraft to point of origin of the trip or to the home base nearest to the point of origin, if within the general area of the point of origin of the live trip. If the contractor has commercial business for the ferry trip, the contractor is entitled to purchase POL at the DESC standard price from the destination point of the one-way mission to the point of origin of the commercial mission as long as this station is less distant than the original ferry leg.

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

4.13.2. POL FOR ONE-WAY OR ROUND TRIPS: Upon completion of one-way or round trip missions, contractors shall be allowed to purchase POL at DESC standard price for ferrying from one coast to another when positioning to originate another AMC mission. Fuel at DESC standard price also will be provided to permit the return of an aircraft to the opposite coast (or any point short of the opposite coast) if the mission originated on the opposite coast regardless of the location of the contractor's home base. Contractors may not transit other Air Force bases enroute while ferrying cross-country.

4.13.3. POL PRODUCTS AT MILITARY BASES: At military bases, POL products of military specifications will be provided to contractors, as required, on a reimbursable basis. Military fuels JP-4 and 5 are acceptable substitutes for commercial fuels. Contractors will provide their own unique requirements of commercial type oils, lubricants, and fluids.

4.14. UNUSUAL WEATHER CONDITIONS: Whenever possible, the Government will make every effort to delay a mission at the originating station in instances when severe weather (for example, a typhoon) is forecast for the terminating station, rather than permit the mission to proceed to an enroute station and then be delayed. Contract missions will be permitted into military stations under either actual or forecast typhoon or hurricane condition I or II, provided such flights are conducted in accordance with FARs applicable provisions of the Foreign Clearance Guide and have the approval of the departure and destination station AMC Commander (Base Commander where there is no AMC Commander). This approval shall be obtained prior to originating each flight segment entering the above forecast conditions. There are no restrictions relative to actual or forecast typhoon condition III or IV.

4.14.1. WEATHER DIVERSIONS: When the station is below a contractor's weather minimum and is a scheduled traffic stop, the contractor is expected to hold short at the preceding station or carry sufficient extra fuel for extended holding until approval to divert is obtained from the ACO or a designated representative. Diversions to airports in the general vicinity (i.e., McGuire for Baltimore , McChord for Seattle) normally will be authorized. The contractor shall provide surface transportation to the scheduled traffic stop. Authorization for over flights will consider the volume of the enroute on-load and off-load in relation to the destination load. Ensure AMC/TACC is advised of any weather divert via OL-F or OL-G as soon as practical.

4.15. AUTHORITY TO LEAVE UNSAFE AIRCRAFT: According to Section 2640, Chapter 157, 10 US Code, the following shall apply with regard to the authority to leave unsafe aircraft:

4.15.1. DETERMINATIONS TO LEAVE UNSAFE AIRCRAFT: AMC Air Carrier Survey Team members or ramp inspectors, the Military Traffic Management Command (MTMC), or such other agencies as may be designated by the Secretary of Defense (or if there is no such representative reasonably available, the senior officer on-board a contract mission) may order members of the armed forces to leave a contract mission if the representative (or officer) determines a condition exists on the aircraft which may endanger the safety of the passengers. If serious deficiencies exist, the appropriate AMC representative will initiate an operational immediate message to the next higher headquarters with a copy to HQ AMC/DOYM. In cases where such deficiencies exist, only the FAA representative has the authority to ground the commercial aircraft in question.

4.16. CLEARANCES: The Government will provide the contractor with all passenger and cargo data necessary for the completion of aircraft clearance including customs, immigration, public health and similar documents. On arrival at the destination airport, the Government will accept passengers at airport terminal and assume all responsibility with respect to such passengers. The contractor shall retain responsibility for furnishing appropriate agencies all required manifest, immigration, and border clearance documents, covering all personnel and cargo aboard the aircraft upon entry into the US or a foreign country. The contractor shall also be responsible for payment of any charges, fees, or taxes based upon use of terminal facilities by or for passengers or cargo. The Government is not obligated to pay, or reimburse the contractor for payment, of any such charges. The Government will reimburse the contractor for any fine assessed, pursuant to a court or administrative order of the US, for violation of any immigration law or regulation resulting from the transportation of a passenger in reliance upon clearance by the Government.

4.16.1. LANDING RIGHTS: The contractor is responsible for obtaining necessary landing rights or privileges and visas, passports, restricted area passes and gate passes for crews, route support personnel and contractor employees to ensure total compliance with all local security requirements.

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

4.16.2. DIPLOMATIC CLEARANCES: Contractor shall comply with the Aircraft Diplomatic Landing and over fly Clearance Procedures as outlined in Appendix 4.

4.16.3. AIR ROUTE TRAFFIC CONTROL CLEARANCE OF AIRCRAFT: Commercial aircraft landing permits are required for all military installations while performing AMC contract missions. Commanders are authorized to impose a penalty landing fee for any aircraft which lands at a military base without prior authority (a valid DD Form 2401), except for bonafide emergency landings.

4.16.3.1. LANDING PERMITS: The DD Form 2401 (Civil Aircraft Landing Permit) is used to obtain approval at all military installations while performing bonafide US Government AMC contract missions. Refer to Appendix 3, paragraph 15.0. Civil Aircraft Landing Permit.
     .    For Air Force installations, contractors will request approval from HQ
AMC/DOYAI.
     .    For all other military installations, contractors will refer to the reverse of the DD Form 2401 for instructions.

4.16.4. CRAF ALTERNATE LANDING PERMIT: If applicable, contractor may obtain alternate landing permits for Air Force from HQ USAF/XOO-CA, Gabby Gabonia, e-mail address: gaboniac@af.pentagon.mil, Phone: 703-697-5967/1796, FAX:
703-695-7004. For all other military installations, contractors will refer to the reverse of the DD Form 2401 for instructions.

4.16.4.1. REVOKING PERMITS: The appropriate service approval authority may revoke landing rights for particular flights during this contract for military reasons (for example, military operations) without incurring any obligation on the part of the Government.

4.16.4.2. GOVERNMENT OBLIGATION: The Government is not obligated to provide services, supplies, equipment, or facilities other than landing, taxing and parking areas. Fuel and oil purchases, supply and service charges, and landing fees shall be governed, as appropriate, by AFI 10-1001, AR 95-2, and SECNAVINST 3770.1C. Purchases of fuel made necessary by use of a CRAF Alternate weather or operational stop shall not be considered as part of the fuel adjustment as otherwise provided under the terms and conditions of this contract.

4.17. ALTERNATE AIRPORTS: When planning alternate airports for missions, contractors shall consider the following: Foreign off-load destinations; U.S. military airfields; or airfield with US military facilities should be given first priority. (AMC TACC shall provide preferred alternatives for each mission based on forces, supplies and desired off-load locations.) Every effort shall be made to contact the nearest or first available AMC C2 agency before proceeding to an alternate.

4.18. AUTHORIZED TRANSPORT OF GOVERNMENT PERSONNEL ON FERRY SEGMENTS: Only those Government personnel traveling for contract administration purposes are authorized transportation on the ferry segments of AMC contract flights.

4.19. AIRFIELD RESTRICTIONS: Airfield restrictions exist at certain military and commercial airfields worldwide. An AMC publication, entitled "Airfield Suitability and Restrictions Report," identifies airfield restrictions specifically for AMC aircrews. This publication also lists "certification airfields" which are the equivalent to FAA-designated "special airfields." These fields have unique airfield hazards and operating procedures requiring increased awareness and familiarity by aircrews. Contractors can obtain the current edition of this publication, which is available for advisory purposes only, at no cost, by contacting the following office:

         HQ AMC/DOVS                TELEPHONE: (618) 229-3112
         402 Scott Drive Unit 3A1   FAX: (618) 256-2019
         Scott AFB IL  62225-5302

This contract requires that at least one pilot member of an aircrew, operating a mission into a DOD-designated certification airfield, shall have performed pilot duties to that airfield within the past twelve months or reviewed an FAA-accepted pictorial (e.g., video) detailing airfield hazards within 30 days prior to performing the DOD contract mission. Contractors shall ensure that aircrews are adequately briefed on all restrictions at applicable airfields, including certification airfields, and properly trained before performing any mission into these airfields.

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

4.19.1. AIRPORT QUALIFICATION PROGRAM: Additionally, DOD "Airport Qualification Program" (AQP) videos for some certification airfields are available for advisory purposes only, at no cost (one copy per contractor), by contacting the following office:

         JVISDA                    TELEPHONE: (570) 895-7439
         Building 3, Bay 3         FAX: (570) 895-6106
         11 Hap Arnold Blvd        E-Mail: vibuddy@hq.afis.osd.mil
         Tobyhanna PA 18466-5102   Website: http://afishp6.afis.osd.mil/DODimagery/davis/

4.20. AIRFIELD APPROACH DATA: Airfield approach data acquired and generated by AMC for use in military flight operations will be provided to the contractor at no cost. The information is provided without warranty of accuracy or suitability for commercial aircraft operations. The contractor remains responsible for safety of flight to include verifying the accuracy and suitability of airfield approach data and reconciling any conflict that may exist between AMC provided data and standard commercial data. The contractor may communicate AMC provided data to other parties only if disclaimer of US Government responsibility for accuracy and suitability is prominently incorporated. AMC airfield approach data information will be passed at the time of mission scheduling except for after duty hours or for short-notice missions where departure has a window of less than 24 hours. Under such circumstances, the contractor should contact the TACC at (618) 229-0320 for contingency missions, (618) 229-0321 for channel missions, and (618) 229-0323 for SAAM and exercise missions.

4.21. EXTENDED PARKING: All parking must be coordinated at the earliest known time, in advance of projected arrival. Any request for extended parking will be reviewed on an individual basis.

4.21.1. CRITERIA FOR CONSIDERATION OF REQUESTS FOR EXTENDED PARKING: Evaluation of the contractor's request for extended parking privileges will be considered based on the following:

     (1) Positioning of aircraft in advance of time stipulated in the contract so as to prevent delays due to weather, crew limitations, or other reasons.

     (2) Back-to-back scheduling of aircraft for a follow-on AMC mission.

     (3) Other programmed mission requirements.

     (4) Aircraft programmed or scheduled for subsequent commercial operation on termination of a military mission at a military station will not be granted extended parking privileges.

     (5) When towing services are not available for the immediate respotting of an aircraft from a terminating mission, the contractor shall furnish any required taxiing crews. Towing equipment and crews required in the repositioning of an aircraft resulting from the above action, or from a maintenance area, shall be contractor-furnished, with the exception of the tractor and driver, which will be furnished by the Government.

     (6) The Government shall not be responsible for late positioning of contractor aircraft due to the lack of towing tractors, other equipment, or personnel. Equipment or personnel may be withdrawn from contractor use for higher priority AMC mission support.

4.21.2. PROCEDURES FOR REQUESTING EXTENDED PARKING: Use the following procedures in requesting approval for extended parking:

     (1) Contractor may submit a request any time prior to arrival of the aircraft. The request should be submitted directly to the commercial facility. While the mission is in execution, approval should be via the TACC global organization.

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

     (2) The local operations center will advise the contractor whether the request has been approved, or disapproved prior to the arrival of aircraft.

     (3) The TACC scheduler may intervene at the contractor's request if these procedures result in denial.

4.22. MISSION POSITIONING -- PEACETIME: Aircraft shall be positioned at the originating station prior to scheduled departure as indicated below. These times are for planning purposes and may be adjusted based on mission needs. Actual times will be mutually agreed upon between the TACC scheduler and the contractor when the schedule is established. Contractor shall adhere to operating hour restrictions at all stations transited. An adequate crew complement to accomplish pre-flight considerations shall be available at the aircraft not less than one-hour-and-15-minutes prior to scheduled departure time. Pilot crewmembers may be in operations preparing flight plans, receiving weather briefing, etc., provided they comply with company Operations Manuals. EARLY POSITIONING IS NOT AUTHORIZED UNLESS PRIOR COORDINATION AND APPROVAL HAS BEEN OBTAINED.

     (1) Cargo Missions:
             Palletized Loading             - Hand  Loading and Rolling Stock
             1-13 pallets - 2 hours         1-25 ton ACL - 4 hours
             14-18 pallets - 2 1/2 hours    26 or more tons ACL - 5 hours
             19 or more pallets - 4 hours

At stations where concurrent loading and servicing is not authorized, one hour may be added to the required positioning times. This will be determined by the TACC scheduler and the contractor when the schedule is established based on mission needs. When the Government requires an aircraft to be bulk loaded, the Government will notify the contractor 24 hours in advance of scheduled departure time and the schedule will be revised to provide adequate time for loading and unloading.

     (2) Passenger Missions:
             250 or less ACL - 2 hours
             251 or more ACL - 3 hours

4.22.1. GROUND TIMES AT ENROUTE STATIONS: The following ground times for passenger or cargo missions at enroute stations are for planning purposes. Actual ground times will be based on mission needs and determined by the TACC scheduler and the contractor when the schedule is established.

     (1) Operational Stops - Not in excess of 2 hours.

     (2) Traffic Stops - Minimum of 1 1/2 hours and a maximum of 3 hours.

4.22.2. GROUND TIMES AT TURNAROUND STATIONS: The following ground times at turnaround stations of round trip missions are for planning purposes. Actual ground times will be based on mission needs and determined by the TACC scheduler and the contractor when the schedule is established.

     (1) Cargo Missions:
             1-13 pallets - 2 1/2 hours
             14-18 pallets - 3 hours
             19 or more pallets - 5 hours

     (2) Passenger Missions:
             250 or less ACL - 3 1/2 hours
             251 or more ACL - 4 1/2 hours

4.22.3. OFF-LOAD TIMES AT DESTINATION (TERMINATING) STATIONS: The following off-loading times at destination (terminating) station, including aircraft servicing time, are for planning purposes. Actual ground times will be based on mission needs and determined by the TACC scheduler and the contractor when the schedule is established.

                                                                 Attachment 1
                                                                   7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

     (1) Cargo Missions:
               Palletized Loading                 Bulk Loading and Rolling Stock

               1-7 pallets - 45 minutes           1-25 tons - 2 hours
               8-13 pallets - 1 hour              26 or more tons - 3 hours
               14-18 pallets - 1 hour, 15
                  minutes
               19 or more pallets - 3 hours
     (2) Passenger Missions:

               250 or less ACL - 2 hours
               251 or more ACL - 3 hours

4.23. SECURE LAUNCH: When secure launch is required and implemented, the TACC mission controller (XOC) may communicate a hold or abort order to the contractor representative (dis patcher) and OL-G (East AOR) or OL-F (West AOR). The contractor dispatch shall in turn pass the secure launch, hold or abort order directly to the aircrew. If a hold or abort order is given, the aircrew shall not launch the aircraft. Aircrews should be prepared to hold in place until the approval to launch or the abort order is received from their operations center dispatch. The HQ AMC TACC/XOZ is the mission launch approval officer.

4.24. POSITIVE LAUNCH: When positive launch is required and implemented, the TACC mission controller (XOC) will immediately notify the OL-F or OL-G of locations requiring positive launch approval. The contractor shall contact the TACC global organization one hour prior to departure for all aircraft impacted by Positive Launch. The TACC will provide a launch approval, hold, or abort order which the contractor shall pass directly to the aircrew. If a hold, or abort order is issued, the aircrew shall not launch the aircraft. Aircrews should be prepared to hold in place until approval to launch is received from their operations center dispatch. The HQ AMC TACC/XOZ is the mission launch approval officer.

4.25. GROUND CHEMICAL WARFARE DEFENSE ENSEMBLE (GCWDE): The contractor shall develop and incorporate GCWDE training for their aircrews and all other personnel deployable into forward areas. This training will be based on AMC Pamphlet (PAM) 32-1, CIVIL RESERVE AIR FLEET AIRCREW CHEMICAL-BIOLOGICAL WARFARE DEFENSE PROCEDURES, and the AMC produced video, CRAF CHEMICAL PROTECTIVE EQUIPMENT. Contractor may obtain a copy of this reference material by contacting HQ AMC/DOBF, 402 Scott Drive, Unit 3A1, Scott AFB, IL 62225-5302. A log of personnel trained in this area shall be established and inspected during HQ AMC/DOB and AMC/DOBF inspections. Deployed contractor personnel shall comply with AMCPAM 32-1 during contingency actions, CRAF activation or as directed by HQ AMC.

4.25.1. GCWDE TRAINING: If HQ AMC/DOBF directs issuance of GCWDE, aircrew members may receive hands-on training and GCWDE for their flight into/out of the AOR where chemical protection may be necessary. Contractors will stress the importance of receiving the appropriate GCWDE and additional training at the enroute stage location identified by HQ AMC/DOBF. These services will only be offered at locations designated by AMC for these purposes. All Government furnished GCWDE kits will be returned to the AMC designated locations immediately after exiting the AOR.

4.25.2. GCWDE ASSOCIATED PERSONNEL: AMC will designate disaster preparedness personnel to provide the necessary administrative, training, and inspection requirements related to the issuance of GCWDE.

4.26. AEROMEDICAL TESTING AND TRAINING: The Government may request during the contract performance period the use of a B-767 aircraft capable of accepting AESS in order to conduct testing and training. Contractor shall comply with all guidance included within this contract for aeromedical support when providing service under testing and training. Specifics of any service called for under testing and training will be identified in each individual DO. Testing and training services required, price, and rates for baselining, and positioning and depositioning the aircraft will be established through negotiation.

4.27. AEROMEDICAL DATA: The Aeromedical Evacuation capability of AMC includes the B-767 aircraft modified with the AESS. The AESS is connected to the aircraft's electrical system through an electrical installation, which shall be installed by the contractor or the Government's contractor, L-3 Communications - Integrated Systems

                                                               Attachment 1
                                                                 7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

(L-3/IS). The following data is required from those contractors with B-767s committed to the AE program and shall be provided annually no more than 90 days after the CRAF contract effective date. Data shall also be provided at the time of any change of aircraft tail number committed to the AE segment of CRAF, or at the time of any change in the electrical load that would affect the FAA work order for the kit installation. Data must be provided with the input of the aircraft at L-3/IS.

4.27.1. WORK ORDER INFORMATION: The contractor will provide complete modification instructions, to include appropriate electrical load analysis and circuit breaker particulars required to meet electrical load requirements of the AESS load, such that the L-3/IS can perform the work and return the aircraft to service (unless otherwise negotiated, work shall be limited to the electrical connector installation effort). L-3/IS will generate internal FAA approved work orders (planning tickets), document the modification on an FAA Form 337, and revise weight and balance information.

4.27.1.2. QUALITY CONTROL REPRESENTATIVE: Contractor will provide an authorized Quality Control Representative anytime a modification is required. This representative will assist L-3/IS with appropriate log book entry functions, and if modifications are considered Required Inspections Items (RII), the representative must be RII certified.

4.27.1.3. WEIGHT AND BALANCE INFORMATION: Contractor will provide initial weight and balance information to L-3/IS prior to initiation of modification work, and will assist L-3/IS documenting appropriate modified weight and balance data validating the electrical connector installation.

4.28. CONTINGENCY ALERT: When the contractor is notified by the CO of a contingency alert situation, the contractor shall provide (subject to contractor's acceptance) services in preparation to perform airlift for a potential contingency within the not-to-exceed amount negotiated with the contractor. Performance will generally consist of positioning aircraft and crews and related purchase of supplies or performance of services, as well as administrative services directly associated with preparing for the contingency. Before commencing performance and during performance, as changes occur, the contractor shall keep the CO informed as to the types of services being performed under CLIN 0001A. (See Section B, paragraph 2a and Section G, paragraph 2g.) The CO will issue a modification to notify contractors when we are in a contingency alert status and another one when contingency alert is no longer required. The contingency alert status ceases upon a CRAF activation.

                                                               Attachment 1
                                                                 7 Apr 03

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                   APPENDIX 1
                            DEFINITIONS AND ACRONYMS

DEFINITIONS:

Administrative Contracting Officer (ACO) - HQ AMC/DOYM assigned to manage airlift contracts acting within specific authority as delegated by the PCO and Federal Acquisition Regulations.

Advisory Messages - Any factors which could have a negative impact on mission success.

Aeromedical Evacuation (AE) - The Air Force AE system provides fixed-wing movement of patients requiring supervision by aeromedical evacuation crew members (AECMs) to locations offering appropriate levels of medical care.

Aeromedical Evacuation Crew Member(s) (AECMs) - Qualified flight nurses and AE technicians who perform in-flight patient care on fixed-wing aircraft using medical equipment that meets airworthiness testing certification standards.

Aeromedical Evacuation Ship Set (AESS) - A kit which contains subsystems for installation on a Boeing 767 aircraft, enabling the aircraft to carry litter patients and provide oxygen and electrical support for patient care.

Aircraft Call Up - After a stage, segment, and/or section of CRAF is activated, the formal act of notifying a CRAF contractor that certain aircraft are required to meet DOD airlift requirements in response to a CRAF activation. Aircraft called up shall be given specific direction on where to relocate and scheduled departure times. Aircraft shall be called up by registration number. Substitute aircraft of equal capability may be provided when acceptable to HQ AMC/DOBF and approved by the CO.

Aircraft Positioning - Placing of an aircraft at a specific departure point.

Airlift Services - All services (passenger, cargo, or medical evacuation) and anything the contractor is required to do in order to conduct or position the aircraft, personnel, supplies, and equipment for a flight and return. Airlift Services include ground related services supporting CRAF missions. Airlift Services do not include any services involving any persons or things which, at the time of the event, act, or omission giving rise to a claim, are directly supporting commercial business operations unrelated to a CRAF mission objective.

Air Line of Communication (ALOC) Cargo - One-way door-to-door transportation on scheduled commercial flights from the DLA depot to identified locations within 96 hours calculated from time of receipt by contractor until released to Government representative at destination. Method for calculating transit time is explained in the POD Report.

AMC Contingency Support Staff (CSS) - Representative cells of HQ AMC directorates and divisions brought together as a team to support the Commander of AMC during contingency operations.

AMC CSS CRAF Cell - The AMC CSS CRAF cell manned by AMC/DOBF personnel. AMC CSS CRAF cell is synonymous with HQ AMC/DOBF.

AMC/DOBF - Directly responsible for the management of the CRAF. During CRAF activation, HQ AMC/DOBF, as the AMC CSS CRAF Cell, augments and reports to the AMC Crisis Action Team (CAT) and TACC/CC for management of CRAF resources.

AMC TACC Increased Readiness - When the CSS is activated and CRAF activation is anticipated, a message prepared by AMC/DOBF will be sent to all CRAF contractors advising them that AMC TACC is in a posture of increased readiness, and providing information on where CRAF communications should be directed.

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                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

American Flag Carriers - The term "US flag air contractor" means an air contractor holding a certificate under Section 401 of the Federal Aviation Act of 1958 (49 U.S.C. App. 1371). Foreign air contractors operating under permits are excluded.

Arrival Message - Estimated landing time at next airport

Augmenting Contractor Personnel - Personnel provided by other than contractor enroute support CRAF contractors, who augment and perform duties at a contractor enroute support station when requested.

Augmenting DOD Personnel - DOD personnel provided as augmentees to support a contractor enroute support station. The support provided by these personnel may include, but is not limited to, GCWDE issue and training, intelligence and mission briefings, and limited AMC C2 functions.

Baggage Service Center (BSC) - Traces mishandled baggage AMC-wide, determines final action of case files, and compiles statistical data for HQ AMC.

Base Aircraft - The B747-100 (wide body) cargo and passenger aircraft for long-range and the B727-100 cargo and passenger aircraft for short-range.

Base Cargo Aircraft ACL - This is calculated by dividing 180,000 pounds (the average maximum total cargo weight a B747-100F can carry a distance of 3500 NM) by 2,000 pounds (the weight in one short-ton). The result is 90 short-tons is multiplied by 87% (the average percent of cargo actually carried on commercial aircraft during contingencies), resulting in 78 short-tons. The B727-100F ACL is calculated by dividing 43,000 pounds (the average maximum total cargo weight carried 1500 nautical miles) by 2,000 pounds. The result, 21.5 short-tons is multiplied by 87%, resulting in 18.7 short-tons.

Base Passenger Aircraft ACL - This is the B747-100 calculated by dividing 130,000 pounds (the average maximum total passenger weight a B747-100 can carry a distance of 3500 nautical miles (NM)) by a war planning passenger weight of 400 pounds (including full battle dress, duffel bag, etc.). The result is 325 passengers. The B727-100 ACL is calculated by dividing 30,000 pounds (the average maximum passenger weight carried 1500 NM) by 400 pounds, resulting in 75 passengers.

Baseline - Preparation of the Boeing 767 aircraft by contractor representatives (removal of designated galleys, lavatories, seats, etc.) to enable the installation of the CRAF AESS.

Block Speed - The average true airspeed, in knots, of an aircraft, including ascent, descent, and taxi to block-in.

Blue Bark - US military personnel, US citizen civilian employees of the DOD and the dependents of both categories who travel in connection with the death of an immediate family member. It also applies to designated escorts for dependents of deceased military members. Furthermore, the term is used to designate the personal property shipment of a deceased member.

Category "A" Cargo (CAT A) - Transportation of less than full planeload lots of cargo individually waybilled on scheduled commercial flights between the CONUS and overseas stations or between overseas stations.

Category "B" (CAT B)/Patriot Express (PE) Airlift - AMC channel airlift for the transportation of passengers in full planeload lots on aircraft chartered from the commercial air industry. These international charter flights are scheduled by AMC on a regular basis to and from designated commercial airports and/or AMC gateways and/or military aerial ports.

Channel Airlift - CAT B/PE airlift provided on a scheduled basis between two points. There are two types of channel airlift. A requirements channel serves two or more points on a scheduled basis depending on the volume of traffic; a frequency channel is time-based and serves two or more points. (Note: 2nd character of mission number dictates passenger or cargo (i.e., B, cargo / K, passenger).)

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                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

Children - Ages 12 and under

Civil Airlift Support Element (CASE) - Upon request of AMC TACC, the AMC CSS CRAF Cell shall recruit a team of two to four CASSs, possessing cargo and passenger expertise, and volunteered by civil air contractor resources, who shall augment an AMC TALCE at an on-load or off-load site. The CASE shall act as a liaison between the AMC and the civil contractors and shall provide the necessary liaison support for civil aircraft and aircrews as they transit specific airfields.

Contingency - An emergency involving military forces caused by natural disasters, terrorists, or required military operations. Contingencies require plans, rapid response, and special procedures to ensure the safety and readiness of personnel, installations, and equipment. Civil Air support is required. Contingency missions are not considered CAT B/PE.

Contingency Alert - A situation prior to the actual awarding of an airlift mission or activation of the CRAF to ensure contractors are fairly compensated for services they may perform in preparation to support a contingency for AMC. "Contingency Alert" applies prior to a contingency when civil air support is required.

Command and Control (C2) Agency - A C2 agency from which the commander and staff direct actions in support of the unit's assigned mission. The C2 agency is the focal point of unit operations, and as such receives and disseminates orders, information, and requests necessary for the C2 of assigned forces and operations. Each AFB has some type of C2 agency - base, wing, MAJCOM - on (in rare cases) a combination of C2s at the same base. The number of personnel required to operate a C2 depends on the mission supported. Air Mobility Control Centers (AMCCs) are C2 agencies primarily located overseas, with the exception of Dyess AFB, TX.

Contract Administrator (CA) - Individuals assigned by AMC at strategic locations throughout the world as a representative of the ACO. The CA assists in the management of assigned contracts acting within specific authority as delegated by the ACO.

Contractor Controllable Delay - A delay for any other reason besides those defined as contractor uncontrollable.

Contractor Enroute Support - A term applied to the CRAF contractor that contractually commits to supporting civil aircraft and crews flying in support of AMC contract operations at any stage of CRAF activation as they transit specific civil airports.

Contractor Enroute Support Station - HQ AMC/DOBF selects civil airports as contractor enroute support stations based on the facilities available and the needs of CRAF and AMC.

Contractor Uncontrollable Delay - A delay at originating and turnaround stations caused by factors beyond the control and without the fault or negligence of the contractor.

CRAF Activation - The formal act of notifying CRAF contractors that a CRAF stage, segment, and/or section or portions thereof are operational.

CRAF Deactivation - The formal act of notifying CRAF contractors that a CRAF stage, segment, and/or section or portions thereof are no longer operational.

CRAF Element - As a part of a section, a CRAF element is identified as either passenger or cargo service.

CRAF Section - A CRAF section is a sub-element of the segment. For example, within the International Segment are the Long-Range and Short-Range Sections. The CRAF sections may have sub-elements of passenger and/or cargo elements.

CRAF Segment - A segment is the largest unit within CRAF. There are three CRAF segments. The CRAF segments are the International, AE, and National.

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                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

Crew Rest - Minimum crew rest, prior to first DOD segment or between DOD segments, is 10 hours. At the contractor's discretion, that rest can be reduced to nine hours if the crew is still able to receive eight hours of uninterrupted rest.

Critical Care Air Transport Team (CCATT) - Physician, critical care nurse, and respiratory technician assigned to stabilized patient care.

Critical Information - Information about friendly activities, intentions, capabilities or limitations that an adversary needs in order to gain a military, political, diplomatic, or technological advantage, is considered critical. Examples of critical information are: for whom a contractor is flying; what the mission is; where the on-load and off-load locations are; where enroute locations may be; when the mission is going to be conducted; what military units may be involved; and what cargo may be carried. Premature or improper release of critical information may prevent the successful completion of the mission and may even cause the loss of lives or damage to friendly resources.

Deadhead Transportation - IAW with FAR Section 121.491 - Flight time limitations: deadhead transportation is defined as "Time spent in deadhead transportation to or from duty assignment that is not considered to be a part of a rest period."

Deficit Traffic - This term applies to a situation where the contractor's aircraft did depart, but where the full amount of traffic within the guaranteed ACL could not be transported on the flight involved due to reasons caused by the contractor.

Demurrage - Departure delays of more than three hours beyond the scheduled block time on completed cargo missions when delay is Government controllable.

Departure Message - Departure time from previous ICAO.

Distinguished Visitor (DV) - These passengers are senior officers (06 or civilian equivalent and above) or senior public officials.

Diversion - The enroute rerouting of a trip due to: the threat of, or actual hostilities; weather; medical emergency; or natural disaster. Both the Government and the contractor have the right to divert any trip for these reasons. The contractor shall be paid the AMC rate for Government directed diversions.

Dry Lease - Lessor provides the asset to the Lessee for the Lessee to use. In return the Lessee pays the Lessor a contracted sum at contracted intervals.

          - The lease of aircraft only. The lessee provides its own crew or pilot.
          - The FAA defines a dry lease as the lease of an aircraft without a pilot.

Emergency Leave - Leave granted as a result of an emergency situation (personal or family) that requires the Service member's presence.

Early departure - A contracted commercial air mission departing its location more than 20 minutes prior to the agreed upon scheduled departure time as reflected in AMC passenger and cargo schedules.

Executive Order - An order originating from the Executive Branch of the US Government, generally considered to be from the President.

Exercise - A military maneuver or simulated wartime operation involving planning, preparation, and execution. It is carried out for the purpose of training and evaluation. It may be a multinational, joint, or single-Service exercise, depending on participating organizations. Exercise missions are not considered CAT B/PE.

Global Patient Movement Requirements Center (GPMRC)/Theater Patient Movement Requirements Center (TPMRC) - Patient movement control and regulating center responsible for validating patient movement requirements and matching patient needs with bed availability.

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                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

Government Sponsored Personnel (Cargo only) - Individuals under military orders stating they are escorts, couriers, and/or guards for cargo or human remains or a TACC directed MRT. Also includes authorized EL passengers out of PSAB.

Guaranteed Allowable Cabi n Load (GACL) - The amount the Government purchases.

Intra-base Communication - On base telephone service.

LOX - Liquid Oxygen

Major Discrepancy - A discrepancy that counts as one violation towards the performance threshold outlined in the SDS for passenger and cargo missions.

Manifests - Movement record of traffic transported on aircraft operated by, for, or under the control of the DOD.

Maximum Standard Payload - The 'Maximum Standard Payload' as used by AMC in its Uniform Negotiated Rates and Rules, is the same as the GACL or ACL. The GACL is the number of passengers and baggage weight, for which the contractor guarantees availability to the Government. GACL does not include weight of baggage equipment (i.e., LD3 containers, pallets, nets) or hand-carried baggage. This does not apply to cargo missions. The Government agrees to use this amount as the price basis regardless of whether the Government utilizes the full guaranteed capacity on any given flight.

Medical Crew Director (MCD) - A qualified flight nurse responsible for the overall supervision of patient care and management of CCATTs and AECMs assigned to AE missions.

Military Installations - Defined as airfields that are owned, leased, or controlled by the US Government.

Minor Discrepancy - A discrepancy that counts as 1/3 of a violation towards the performance threshold outlined in the SDS for passenger and cargo missions.

Mobilization Representative (MOBREP)/Technical Advisory Group (TAG) - The MOBREP is a person, and the TAG is made up of persons, provided by CRAF contractors to furnish technical advice and information designed to provide maximum coordination, efficiency, and effectiveness in the use of CRAF aircraft.

Navigation Route Kit - Navigation route kits are provided by the Government through the NIMA and the DLA. NIMA is responsible for content and publication. DLA is responsible for account management, shelf stock and automatic distribution. The contractors are required to retain and maintain in serviceable condition the publications and charts required in the kit. Contractors are authorized to use FLIPs and charts during peacetime commercial and military contract operations; however, the kits must be maintained in a ready status to support any stage of CRAF activation. A navigation kit generally consists of IFR/Visual Flight Rules (VFR) Enroute Supplements, Terminal High/Low Altitude Instrument Approach Books, IFR High/low Altitude Enroute Charts, IFR Area Charts, Area Arrival Charts, VFR Arrival/Departure Routes, US Terminal Procedures, Airfield Diagrams, Flight Information Handbook, General Planning Book, Area Planning Books, and Foreign Clearance Guide for the specific area of CRAF in which a contractor is contracted to fly (International, Domestic, or Alaska).

Noncombatant Evacuation Operation (NEO) - Protection and Evacuation of US Citizens and Designated Aliens in Danger Areas Abroad.

On-Site Survey - A comprehensive on-site evaluation by a DOD survey team to assess factors bearing on the suitability of a civil air contractor to perform airlift service for DOD agencies.

Operational Control (OPCON) - Transferable command authority that may be exercised by commanders at an echelon at or below the level of Combatant Command. OPCON is inherent in Combatant Command (command authority) and is the authority to perform those functions of command over subordinate forces involving organizing and employing commands and forces, assigning tasks, designating objectives, and giving authoritative direction

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                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

necessary to accomplish the missions. OPCON includes authoritative direction over all aspects of military operations and joint training necessary to accomplish missions assigned to the command. OPCON should be exercised through the commanders of subordinate organizations; normally this authority is exercised through the Service component commanders. OPCON normally provides full authority to organize commands and forces and to employ those forces as the commander in operational control considers necessary to accomplish assigned missions. OPCON does not, in and of itself, include authoritative direction for logistics or matters of administration, discipline, internal organization, or unit training.

Operational Stop - An operational stop is one made by the contractor for convenience

Operations Security (OPSEC) - OPSEC is a process of identifying critical information and analyzing friendly actions during military operations and other activities, in order to determine what can possibly be observed by potential adversaries and determine what indicators can be interpreted or pieced together to derive critical information that could be useful to an adversary, and then selecting and executing measures that eliminate or reduce the vulnerabilities of friendly actions to adversary exploitation. The OPSEC process includes communication security (COMSEC), emissions security (EMSEC), and information security (INFOSEC).

Originating Station - The initial on-load station of a mission.

Pallet - 463L System - Aircraft pallets, nets, tie down and coupling devices, facilities, handling equipment, procedures, and other components designed to interface with military and civilian aircraft cargo restraint systems which accepts pallets 108" X 88".

Patriot Express (PE)/CAT B Airlift - AMC channel airlift for the transportation of passengers in full planeload lots on aircraft chartered from the commercial air industry. These international charter flights are scheduled by AMC on a regular basis to and from designated commercial airports and/or AMC gateways and/or military aerial ports.

Passenger Convenience Delay -When a delay exceeds four hours, the ACO may determine to add up to 12 hours to the current controllable or non-controllable delay for the comfort and interest of the passengers.

Pets - Cats and Dogs only.

Phoenix Raven (PR) - The PR teams will deter, detect, and counter threats to AMC personnel and aircraft by performing close-in aircraft security; advising aircrews on force protection measures; accomplishing airfield assessments to document existing security measures and vulnerabilities and assist aircrew members in the performance of their duties, when not performing PR duties.

Positioning or Depositioning Mission - Missions performed to relocate aircraft for the purpose of conducting a mission. Depositioning missions are those made to return aircraft from bases at which missions have terminated.

Positive Launch - Used by HQ AMC TACC for missions operating into locations requiring flow control or other management control.

Procuring Contracting Officer (PCO) - A contracting officer designated to solicit, negotiate, and award airlift contracts.

Reroute - The changing of a trip's route to other than that which is specified in Section B or in a Delivery Order.

Route Support:

     Intercompany Route Support: When one contractor wishes to move route support for another contractor on a non-revenue basis.

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                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

     International Route Support: Authorized route support may include the movement of positioning crewmembers and the direct support of aircraft parts and components and ground support items in direct support of an AMC mission.

     Intracompany Route Support: When one contractor wishes to move it's own route support.

     Revenue Route Support: There will be times when AMC airlift contractors are unable to support themselves adequately through the route support means provided for in the contract. When a contractor desires, they may have their route support moved as Government-sponsored traffic (revenue route support) according to AMCI 24-101.

Safe Haven - Emergency assistance provided by an installation due to circumstances beyond a contractor's control (such as severe weather or equipment breakdown)

Scheduled Traffic Stop - A scheduled traffic stop is a military required stop and the contractor must meet scheduled arrival/departure time.

Schedules - The detailed arrangements regarding the days and time of day of the flight operations required to perform the air transportation services called for under this contract.

Secure launch - Used by HQ AMC TACC for missions operating into high threat locations.

Special Assignment Airlift Mission (SAAM) - A mission requiring special pickup/delivery at locations other than those established within the approved channel structure or requiring special consideration because of the number of passengers, weight or size of the cargo, urgency or sensitivity of movement, or other special factors. SAAMs are not considered CAT B/PE.

Spotlighting - The attempt by unknown individuals to shine light on aircraft, landing or departing, with possible hostile intent.

Supervisory Contractor Representative (SCR) - The person responsible for the control of contractor personnel involved in concurrent servicing operations, fuel nozzle connection/disconnection, and operation of refueling control panel on commercial aircraft.

Stage I - COMMITTED EXPANSION. Stage I may be activated for a minor regional contingency or other situation when AMC organic airlift resources cannot meet both deployment and other airlift requirements simultaneously.

Stage II - DEFENSE AIRLIFT EMERGENCY. Stage II is for a single major theater war or other contingency causing substantially increased AMC airlift activity.

Stage III - NATIONAL EMERGENCY. Stage III is activated for multiple major theater wars or other national emergencies requiring mobilization of all DOD resources and utilizing the total CRAF airlift capability when required for worldwide emergency operations involving US military forces.

Stages I, II, AND III Activation - This message, addressed to all CRAF contractors, with information copies forwarded to appropriate Government addressees will advise CRAF contractors that CRAF is activated and will include the approximate percentage of aircraft and type of airlift (cargo or passenger) which may be required. AMC TACC/CC will release the message upon receipt of proper authority from USTRANSCOM.

Stages I, II, AND III Activation Warning - This message, sent to all CRAF contractors with an information copy to appropriate Government addressees, serves as an advisory for contractor company planning.

Standard Allowable Cabin Load (ACL) - ACL identified in Rates and Rules by Aircraft Type.

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                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

Standard Communication - HF communications is the standard/primary means of worldwide C2 agency communications.

Substitute Service - The substitution of an aircraft to replace contractor's aircraft which is unable to proceed from the departure station or from any enroute station short of destination IAW schedules established pursuant to this contract.

Tanker Airlift Control Center (TACC) - The AMC control facility that provides C2 of AE strategic assets and monitors all channel operations.

TACC Global Organization - Contingency missions - (618) 229-0320; Channel missions - (618) 229-0321; SAAM and Exercise missions - (618) 229-0323.

Technical Advisory Group (TAG)/MOBREP - The MOBREP is a person, and the TAG is made up of persons, provided by CRAF contractors to furnish technical advice and information designed to provide maximum coordination, efficiency, and effectiveness in the use of CRAF aircraft.

Theater Patient Movement Requirements Center (TPMRC)/GPMRC - Patient movement control and regulating center responsible for validating patient movement requirements and matching patient needs with bed availability.

Turnaround Station - That station of a round-trip mission where the mission number changes or initial backhaul on-load station of a round-trip SAAM.

Wide body (Long-range Base Aircraft) Equivalent (WBE) or B727-100 (Short-range Base Aircraft) Equivalent (SRE) - The capability of an aircraft in relationship to the Base Aircraft. This is computed by dividing the million ton mile (MTM) or million passenger mile (MPM) of the aircraft by the MTM or MPM of the Base Aircraft.

                                    ACRONYMS

ACL            Allowable Cabin Load
ACO            Administrative Contracting Officer
AE             Aeromedical Evacuation
AECM           Aeromedical Evacuation Crew Member
AESS           Aeromedical Evacuation Ship Set
AFB            Air Force Base
AFH            Air Force Handbook
AFI            Air Force Instruction
AFJI           Air Force Joint Instruction
AFMAN          Air Force Manual
AFS            Air Force Specialty
AFOSHSTD       Air Force Occupational Safety and Health Standard
AFTN           Air Force Transportation Network
AGE            Aerospace Ground Equipment
ALOC           Air Line of Communication
AMC            Air Mobility Command
AMCC           Air Mobility Control Center
AMCI           Air Mobility Command Instruction
AOR            Area of Responsibility
APOD           Aerial Port of Debarkation
APOE           Aerial Port of Embarkation
APU            Auxiliary Power Unit

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                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

AQP            Airport Qualification Program
AR             Army Regulation
ARINC          Aeronautical Radio, Inc.
ATC            Air Traffic Control
ATD            Actual Time of Departure
BSC            Baggage Service Center
C2             Command and Control
CA             Contract Administrator
CASE           Civil Airlift Support Element
CASS           Civil Airlift Support Specialists
CAT            Crisis Action Team
CAT A          Category A
CAT B          Category B
CCATT          Critical Care Air Transport Team
CFR            Code of Federal Regulation
CLIN           Contract Line Item Number
CO             Contracting Officer
COINS          Commercial Operations Integrated System
COMSEC         Communications Security
CONOPS         Concept of Operations
CONUS          Continental United States
CRAF           Civil Reserve Air fleet
CSS            Concurrent Servicing Supervisor
CSS            Contingency Support Staff
DDJC           Defense Depot, San Joaquin CA
DDSP           Defense Depot, Susquehanna PA
DESC           Defense Energy Support Center
DFAS           Defense Finance and Accounting Service
DIS            Defense Investigative Service
DISCO          Defense Investigative Service Clearance Office
DISO           Defense Industrial Security Officer
DLA            Defense Logistics Agency
DO             Delivery Order
DOD            Department of Defense
DODD           DOD Directive
DODAAC         DOD Activity Address Code
DOT            Department of Transportation
DSS            Defense Security Service
DV             Distinguished Visitor
EL             Emergency Leave
EMSEC          Emissions Security
EPA            Environmental Protection Agency
ERS            Enroute Support Service
ESCAT          Emergency Security Patrol of Air Traffic
ETA            Estimated Time of Arrival
ETD            Estimated Time of Departure

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                                               SOLICITATION NO: F11626-03-R-0002
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ETIC           Estimated Time Aircraft will be in Commission
ETOPS          Extended Twin-Engine Operations
FAA            Federal Aviation Administration
FAM            Federal Air Marshall
FAR            Federal Acquisition Regulation
FAR            Federal Aviation Regulation
FLIP           Flight Information Packet
FSO            Facility Security Officer
FSSZ           Fuel Servicing Safety Zone
GACL           Guaranteed Allowable Cabin Load
GCWDE          Ground Chemical Warfare Defense Ensemble
GDSS           Global Decision Support System
GMT            Greenwich Mean Time
GPMRC          Global Patient Movement Requirements Center
HF             High Frequency
HQ             Headquarters
IATA           International Air Transportation Association
IAW            In Accordance With
ICAO           International Civil Aviation Organization
ID             Identification
IFF            Identification of Friend or Foe
IFR            Instrument Flight Rules
INFOSEC        Information Security
INS            Inertial Navigation System
LOX            Liquid Oxygen
MAJCOM         Major Air Command
MCD            Medical Crew Director
MHE            Material Handling Equipment
MOBREP         Mobilization Representative
MOG            Maximum on Ground
MPM            Million Passenger Mile
MRT            Maintenance Recovery Team
MTM            Million Ton Mile
MTMC           Military Traffic Management Command
MV             Mobilization Value
NAF            Numbered Air Force (21 AF and 15 AF)
NEO            Noncombatant Evacuation Operation
NEW            Net Explosive Weight
NIMA           National Imagery and Mapping Agency
NM             Nautical Mile
NORAD          North American Aerospace Defense Command
OCONUS         Outside Continental United States
OET            Office of Emergency Transportation
OL-F           Travis AFB (15 AF) (West AOR)
OL-G           McGuire AFB (21 AF) (East AOR)
OPCON          Operational Control

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                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

OPSEC          Operations Security
PCO            Procuring Contracting Officer
PE             Patriot Express
PL             Public Law
POD            Proof of Delivery
POL            Petroleum, Oil, Lubricants
PSAB           Prince Sultan Air Base, Saudi Arabia
QAP            Quality Assurance Personnel
QAS            Quality Assurance Specialist
RSPA           Research and Special Programs Administration
SAAM           Special Assignment Airlift Missions
SCR            Supervisory Contractor Representative
SDS            Service Delivery Summary
SDWA           Safe Drinking Water Act
SIF            Selective Identification Feature
SOW            Statement of Work
SPINS          Special Instructions
SPR            Single Point Refueling
SSAN           Social Security Account Number
SRE            Short-Range Equivalent
TA             Team Arrangement
TACC           Tanker Airlift Control Center
TAG            Technical Advisory Group
TALCE          Tanker Airlift Control Element
TCN            Transportation Control Number
TDD            Time Definite Delivery
TO             Technical Order
TSA            Transportation Security Administration
TMPRC          Theater Patient Movement Requirements Center
UN             United Nations
US             United States
USAF           United States Air Force
USCG           United States Coast Guard
USDA           United States Department of Agriculture
USTC           United States Transportation Command
VFR            Visual Flight Rules
WBE            Wide Body Equivalent

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                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                   APPENDIX 2
                        REFERENCED PUBLICATIONS AND FORMS

PUBLICATIONS:

All technical manuals, regulations, and publications are available for review on the internet using the following websites:

AMC Publications and AIR FORCE
Publications:                           http://afpubs.hq.af.mil

DEPARTMENT OF DEFENSE Publications:     http://afpubs.hq.af.mil/DODlinks.asp
                                        http://www.dtic.mil/whs/directives

ARMY Publications                       http://www.usapa.army.mil

NAVY Publications                       http://nll.navsup.navy.mil

For assistance, please contact the CO.

The following publications are incorporated by reference:

                                                                                                     Mandatory
                                                                                                     or
Directive        Title                                                          Date     Ref in      Advisory
--------------------------------------------------------------------------------------------------------------
2000 CFR         Protection of Environment                                      JUL 02   1.1.4.7.    Mandatory
Title 40         Primary - Volume 14, Part 141, Sections 141.11 - 141.15
                 and 141.61 - 141.65
                 Secondary - Volume 14, Part 143, Section 143.3)
--------------------------------------------------------------------------------------------------------------
AFH 41-114       Military Health Services System Matrix                         MAR 97   3.1.4.      Advisory
--------------------------------------------------------------------------------------------------------------
AFI 10-1001      Civil Aircraft Landing Permits                                 SEP 95   3.7.        Mandatory
                 with Supplement 1                                              JAN 99   4.16.4.2.
--------------------------------------------------------------------------------------------------------------
AFI 21-101       Aerospace Maintenance Management                               OCT 02   4.11.2.     Mandatory
--------------------------------------------------------------------------------------------------------------
AFI 31-101       Air Force Installation Security Program (For Official Use      DEC 99   4.2.1.      Mandatory
                 Only)
                 Chapter 9 - Restricted Area Access Control
--------------------------------------------------------------------------------------------------------------
AFI 31-401       Information Security Program Management                        NOV 01   4.2.1.      Mandatory
--------------------------------------------------------------------------------------------------------------
AFI 36-3026(I)   Identification Cards for Members of the Uniformed              JUL 99   3.1.1.      Mandatory
                 Services, their Family Members, and Other Eligible                      4.3.2.
                 Personnel
--------------------------------------------------------------------------------------------------------------
AFJI 23-206      Cash Sales of Ground Petroleum Products in Overseas            MAR 84   3.4.1.      Mandatory
                 Areas
--------------------------------------------------------------------------------------------------------------
AFJI 23-207      Aviation Fuel and Oil Issues to Contract, Charter, and Civil   MAY 83   3.4.        Mandatory
                 Aircraft
--------------------------------------------------------------------------------------------------------------
AFMAN            USAF Supply Manual                                                      3.7.        Advisory
23-110           Volume II, Part 13, Chapter 8 - Equipment Management           JAN 03
--------------------------------------------------------------------------------------------------------------
AFMAN            Preparing Hazardous Materials for Military Air                 DEC 01   1.3.12.     Advisory
24-204(I)                                                                                1.3.15.2.
--------------------------------------------------------------------------------------------------------------
AFOSHSTD         Hydrocarbon Fuels, General                                     SEP 97   3.5.3.      Advisory
91-38
--------------------------------------------------------------------------------------------------------------
AMCI             Military Airlift - Transportation                                       App 1 and   Mandatory
24-101           Volume 15 - Military Airlift - Baggage Service                 SEP 01   1.2.3.
--------------------------------------------------------------------------------------------------------------
AMC PAM          Civil Reserve Air Fleet (CRAF) Aircrew Chemical-               OCT 94   4.25.       Advisory
--------------------------------------------------------------------------------------------------------------

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                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

--------------------------------------------------------------------------------------------------------------
32-1             Biological (CB) Warfare Defense Procedures
--------------------------------------------------------------------------------------------------------------
AR 95-2          Air Traffic Control, Airspace, Airfields, Flight Activities,   AUG 90   4.16.4.2.   Mandatory
                 and Navigational Aids
--------------------------------------------------------------------------------------------------------------
DFAS-IN 37-1     Finance and Accounting Policy Implementation                   JAN      3.7.        Mandatory
                                                                                2000
--------------------------------------------------------------------------------------------------------------
DOD 4500.9R      Defense Transportation Regulation, Part II                     Dec      1.3.15.9.   Mandatory
                                                                                2000
--------------------------------------------------------------------------------------------------------------
DOD              National Industrial Security Program Operating Manual          JAN 95   4.2.2.      Mandatory
5220.22M
--------------------------------------------------------------------------------------------------------------
DODD             Eligibility Requirements for Education of Minor                JUL 82   3.6.1       Advisory
1342.13          Dependents in Overseas Areas
--------------------------------------------------------------------------------------------------------------
NORAD            Wartime Safe Passage of Friendly Military Aircraft             OCT 97   App 5,      Mandatory
Instruction                                                                              5.6.3.
10-41(S)
--------------------------------------------------------------------------------------------------------------
Naval Supply     Supply Ashore                                                  AUG 90   3.7.        Advisory
Systems Cmd
Manual, Vol II
--------------------------------------------------------------------------------------------------------------
SECNAVINST       Use of Department of the Navy Aviation Facilities by Other     DEC 92   4.16.4.2.   Mandatory
3770.1C          than United States Department of Defense Aircraft
--------------------------------------------------------------------------------------------------------------
TO 00-25-172     Ground Servicing of Aircraft and Static Grounding/Bonding      JUL 02   3.5.3.      Mandatory
                 with Change 1                                                  NOV 02
--------------------------------------------------------------------------------------------------------------
TO 36-1-191      Technical and Managerial Reference for Motor Vehicle           JAN 99
                 Maintenance
                 with Changes through 5                                         NOV 02
--------------------------------------------------------------------------------------------------------------

Forms:

Form
Number    Title                                                Date     Referenced in
-------------------------------------------------------------------------------------------------
AF 310    Document Receipt and Destruction Certificate         MAY 86   4.2.
-------------------------------------------------------------------------------------------------
AF 4080   Load Sequence Breakdown Worksheet                    MAR 99   3.1.2.
-------------------------------------------------------------------------------------------------
AMC 134   Baggage Irregularity Report                          JUN 92   1.2.2.2.
-------------------------------------------------------------------------------------------------
AMC 136   Baggage Irregularity Report File                     JUN 92   1.2.2.2.
-------------------------------------------------------------------------------------------------
DD 254    DOD Contract Security Classification Specification   DEC 99   4.2.1.
-------------------------------------------------------------------------------------------------
DD 489    Geneva Conventions Identity Card for Civilians Who   JUL 74   4.3.2.; 4.3.5.1.; 4.3.6.;
          Accompany the Armed Forces                                    App 3, 8.0
-------------------------------------------------------------------------------------------------
DD 1907   Signature and Tally Record                           MAY 00   1.3.11.
-------------------------------------------------------------------------------------------------
DD 2400   Civil Aircraft Certificate of Insurance              MAR 01   4.16.3.1.
                                                                        App 3, 15.0.
-------------------------------------------------------------------------------------------------
DD 2401   Civil Aircraft Landing Permit                        MAR 01   App 3, 15.0.
-------------------------------------------------------------------------------------------------
DD 2402   Civil Aircraft Hold Harmless Agreement               MAR 01   App 3, 15.0.
-------------------------------------------------------------------------------------------------
SF 153    COMSEC Material Report                               SEP 88   4.2.8.3.1.
-------------------------------------------------------------------------------------------------
SF 1113   Public Voucher for Transportation Charges            NOV 86   App 3C
-------------------------------------------------------------------------------------------------

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                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                   APPENDIX 3
                                REQUIRED REPORTS

1.0. GENERAL: The following reports are required in the performance of this SOW.

2.0. LIST OF AIRCRAFT: The contractor shall submit with their offer a List of Aircraft being offered to the CRAF. The contractor shall identify aircraft by type, FAA Aircraft Registration (tail) Number, and indicate whether the aircraft is owned (O) or leased (L) as outlined in sample Appendix 3A. If at any time during the period of performance of this contract, a change to the List of Aircraft is required, contractor shall submit the changed information to HQ AMC/DOYAI.

2.1. ALL OPERATIONS: In the event a flight containing SECRET or CONFIDENTIAL material is delayed, interrupted or terminated at an unscheduled point, immediate notice to that effect shall be given to the ACO. Prompt and strict compliance with instructions received as pertains to the security of the SECRET or CONFIDENTIAL material shall be maintained. To determine the security clearance of CRAF personnel, call the FSO. If unsuccessful, then contact the Defense Investigative Service Clearance Office (DISCO) at 1-888-282-7682 or DSN 850-2265.

3.0. NOTICE OF ACCIDENTS - DOD MISSIONS: When a contractor's aircraft is involved in an accident or incident in support of a DOD mission, as defined in 49 CFR, Part 830, the contractor shall transmit the following information by the most expeditious means available, to the TACC Emergency Action Cell at Scott AFB, Illinois, telephone (618) 229-1705 or 1706. On the next business day, notification shall also be made to the ACO, via facsimile letter to (618) 256-2804.

     (1) Contractor and trip number.

     (2) Aircraft type and number.

     (3) Date and time of the accident.

     (4) Last point of departure and point of intended landing of the aircraft.

     (5) Nature of the accident and the extent of damage to the aircraft so far as is known.

     (6) Total number of crewmembers and passengers on board.

     (7) Number of injured and fatalities aboard the aircraft.

     (8) Condition of baggage or Government-owned material, if any, on board.

4.0. NOTICE OF ACCIDENTS - ALL CARRIER OPERATIONS: When a contractor's aircraft is involved in any accident, DOD or otherwise, the contractor shall transmit the information in paragraph above to HQ AMC/DOB, Scott AFB IL (618) 229-4801. Incidents are reportable to HQ AMC/DOB only when they occur on a DOD charter. Accident and incident information should be provided on the next business day by the most expeditious means available. Accidents and incidents are defined in 49 CFR, Part 830.

5.0. AIRCRFT MEDICAL INCIDENTS: Report all aircraft medical incidents in flight, or while AMC passengers are under the control of the pilot in command, to the first available QAP or CA, at the next enroute station for in flight incidents, or the station where the incident occurs.

6.0. DOD CASUALTIES: In cases where a death occurs on a contractor's aircraft, the following information shall be furnished via telephone to the phone numbers listed below: Name, Social Security Account Number (SSAN), and component of service identified as Army-USA, Air Force-USAF, Navy-USN, Marine Corps-USMC, Coast Guard-USCG. The following is a list of phone numbers for service casualty offices:

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                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

US Army: (800) 626-3317                 US Air Force: (800) 433-0048
US Marine Corps: (800) 847-1597         US Navy: (800) 368-3202

Coast Guard (USCG): Atlantic Area Operations Center: (757) 398-6390 (accidents east of the Mississippi)
                    Pacific Area Operations Center: (510) 437-3701 (accidents west of the Mississippi)

A faxed informational copy shall be provided to HQ AMC/DOY/LGT (fax no. (618) 256-6476) and TACC/XOG, (fax no. (618) 229-1978) or EA Cell (fax no. (618)
256-1823).

7.0. MILEAGE REPORT: Contractors shall submit monthly round-trip and one-way trip mileage and associated financial data to AMC CONF/LGCFE, 402 Scott Dr., Unit 2A2, Scott AFB IL 62225-5308. Reporting period shall include the first day through the last day of each month and shall be submitted monthly within 30 days after the end of the reporting period. Negative reports are required when no flying was performed. AMC CONF/LGCP will provide report format and instructions in writing.

8.0. GENEVA CONVENTION ID CARD ANNUAL REPORT: Contractor shall submit an annual report of accountability of DD Forms 489, Geneva Convention Identity Card, to HQ AMC/DOBF, 402 Scott Dr., Unit 3A1, Scott AFB IL 62225-5302. Reports shall be submitted in accordance with instructions provided in paragraph 4.3.5. Accountability of Forms, to arrive not later than 1 February.

9.0. CONTRACTOR'S AIRCRAFT STATUS REPORT: When a change in the status of CRAF allocated aircraft occurs, contractors shall report the information to HQ AMC/DOYAI and the DOT/Research and Special Programs Administration (RSPA), and Office of Emergency Transportation (DOT/OET). Additionally, provide one copy of legal documents described in Section H, paragraph 7 to HQ AMC/DOY and HQ AMC/JAQ. The report shall be submitted when a CRAF Allocated aircraft is:

     (1) Destroyed or suffers damage which removes it from service for more than 72 hours;

     (2) Sold or leased, to include the identity of the transferee, date and place of the transfer, and the terms and conditions of the transfer;

     (3) Registered under a different number or removed from US registration; or

     (4) Otherwise unable to satisfy its CRAF commitment (e.g. seizure by a foreign Government).

10.0. HAZARD REPORTING: Contractor representatives shall report any condition involving cargo that constitutes a hazard to operations to the contractor and airport safety personnel. This report should contain the following information: location; date and time (GMT); nomenclature of cargo (proper shipping name of hazardous cargo); shipper's organization/unit and name of cargo representative; destination of cargo; TCN or bumper/increment number; facts and circumstances. Refer to paragraph 1.3.12., Transporting Hazardous Cargo and 1.3.15.12., Hazardous Cargo Shipments.

11.0. PROOF OF DELIVERY (POD) MONTHLY REPORTS: The contractor shall provide POD monthly reports no later than the 15th day of the month following performance of service. Reports shall contain the following information: each TCN delivered and related pickup date and time (from the shipper), Contract Line Item Number
(CLIN), shipment cost (the amount the Government is being charged for the shipment movement); weight; delivery date and time; name of Government person signing for the shipment and DOD Activity Address Code (DODAAC); gross and net (gross time minus weekends and holidays) hours in transit; full explanation for the delay and late delivery (when applicable); and totals for the month for: shipment cost, weight, and dimensions. Only the first weekend's 48 hours and holiday(s) if applicable are to be subtracted from the gross transit times to determine net transit times. If the contractor fails to effect delivery, all subsequent weekends and holidays should be considered part of the net delivery time. Data shall be sent in (EXCEL format version 97 or earlier) via automated means, i.e., e-mail, to HQ AMC/LGTB (AMC-LGTB@scott.af.mil), HQ AMC/DOYMA (pamela.hall@scott.af.mil *mailto:pamela.hall@scott.af.mil**) and HQ DLA/J-333 (craig_emert@hq.dla.mil
*file:///\\vejxois2kvd86\AMCDOSHARED\vejxois2kvd86AMCDOSHAREDDOYAI-
WWXFY03RFP%20working%20filecraig_emert@hq.dla.mil**).
If data is received by the Government in

                                                                    Attachment 1
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                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

unreadable condition, contractor shall retransmit the data within approximately 48 hours of Government's request for retransmission. To achieve standardization, we ask that the contractors submit the POD report as outlined in sample Appendix 3F. Refer to paragraph 1.3.15.1., Delivery Times, and 1.3.15.11. Proof of Delivery Report.

12.0. ELECTRICAL CONNECTOR DATA: The contractor shall provide a copy of the electrical connector data required to HQ AMC/DOBF, 402 Scott Dr., Unit 3A1, Scott AFB IL 62225-5302. Reference Section 4, paragraph 4.27., Aeromedical Data; 4.27.1., Work Order Information; and Appendix 5, paragraph 6.0 Aeromedical Evacuation.

13.0. SPOTLIGHT REPORTS: In the event a contractor operating an AMC mission is illuminated or "spotlighted" during arrival or departure from an airfield, the crew shall note the date, time and approximate area from which the spotlight originated. If the "spotlighting" is on arrival, the aircrew shall notify the base operations center of the occurrence immediately upon arrival. If the "spotlighting" is a departure, the aircrew shall notify the base operations center of the occurrence immediately upon arrival. The contractor shall also report the incident to HQ AMC/DOYMA during the next business day.

14.0. CONFIGURATION CONTROL: Configuration drawings of all variations and tail number associated with the variation of aircraft formally committed to the AE role shall be provided to the AESS installation contractor annually, within three months after the start of this contract and as changes occur thereafter during the life of the contract. This information shall also be provided to HQ AMC/DOBF and HQ AMC/DOV. The contractor shall provide a representative name, office and telephone number to the AESS installation contractor annually or whenever a change in personnel occurs. This representative shall be responsible for maintaining and coordinating the AESS drawings with the contractor responsible for installation of the AE shipments. Reference Section 4, paragraph 4.27., Aeromedical Data; 4.27.1., Work Order Information; and Appendix 5, paragraph 6.0 Aeromedical Evacuation.

15.0. CIVIL AIRCRAFT LANDING PERMIT: Upon contract award, contractor shall submit DD Form 2400 (Civil Aircraft Certification of Insurance), DD Form 2401 (Civil Aircraft Landing Permit), and DD Form 2402 (Civil Aircraft Hold Harmless Agreement). Refer to paragraph 4.16.3.1. Landing Permits.

16.0. PASSENGER CARE CONTINGENCY PLAN: All passenger contractors receiving fixed channel awards shall provide a passenger Care Contingency Plan with specific details including contractor representative's name, contracted hotels, restaurants, and transportation arrangements established for use during delays at all channel stops. This plan shall be submitted to the ACO at least 30 days prior to the start of a channel operation. If the award date of the contract prohibits a contractor from submitting their plan at least 30 days prior to the start of a channel operation, the contractor shall submit their plan 7 days after award. Any changes after approval shall be submitted to the ACO within 10 days of making such change.

NOTE: If at anytime during the contract period, a contractor is awarded subsequent expansion trips scheduled by the TACC/XOG Channel Shop, they are required to submit written contingency plans for all associated stops.

17.0. FUEL ADJUSTMENT PROCEDURES:

17.1. REPORT SUBMISSION: Contractors flying AMC missions shall submit a monthly fuel report to HQ AMC/DOYMA, 402 Scott Dr., Unit 3A1, Scott AFB IL 62225-5302. Reporting period shall include the first day through the last day of each month, and the report shall be submitted no later than 60 days after the end of the month. A sample Monthly Fuel Report Form is provided as Appendix 3B. The report summary format in Excel will be provided electronically to each contractor. The Monthly Fuel Report Summary is a "stand alone" requirement. Contractors are also required to provide the S1 (AMC Round-Trip Service Worksheet) and S2 (AMC One-Way Service Worksheet) reports separately to HQ AMC CONF/LGCF.

17.2. INSTRUCTIONS: Contractors are to complete the necessary header information on the Monthly Fuel Report Summary to include the contract number, aircraft type, month, etc. For items 1 through 3, contractors are to input the following information into the Excel spreadsheet:

     . Item 1 - Complete the round trip, one-way, empty reverse miles (see paragraph 17.2.1., below), paid ferry and the current Fiscal Year's pegged fuel price.

                                                                    Attachment 1
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                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

     . Item 2 - Input the burn rate for the aircraft type as provided by HQ AMC CONF/LGCF.

     . Item 3 - Input the gallons and cost for each of the two categories, commercial and military fuel. There is no need to input the average Cost/Gallon. The formulas embedded in the report summary format will make those calculations and input the information into all other appropriate cells.

     . Once the items listed above are input into the excel spreadsheet, the total adjustment due will be calculated.

     . This one-page document must be accurately completed and signed by a person authorized to negotiate for and bind the company. All fuel report information is considered certified and auditable.

     . Once submitted, the assigned CA will review the report summary, and the information will be compared to payment data generated from AMC's Commercial Operations Integrated System (COINS). When requested, a contractor shall provide the necessary backup documentation on missions/miles flown, cost of fuel, etc.

     . When the monthly report summary has been finalized and signed by a CO, the signed copy will be faxed to the contractor and to Defense Finance and Accounting Service (DFAS) Omaha. Contractors will then be authorized to invoice DFAS for the adjustment.

     . Periodically, DOYMA will conduct a Monthly Fuel Report Review according to the reports submitted. When requested, contractors shall submit the requested documentation to support this review.

17.2.1. INSTRUCTIONS FOR EMPTY REVERSE SEGMENTS: The following guidelines will be followed when reporting empty reverse segments to one-way missions:

     . Contractor must first determine if the one-way mission is an outbound mission or an inbound mission.

     . If it is an outbound mission, the contractor reports the necessary backhaul legs (single, multiple, or combination of empty and commercial). Empty backhaul legs are reported on the Monthly Fuel Report Summary and the AMC One-Way Service S-2 Worksheet, while commercial backhaul legs are reported on AMC One-Way Service Worksheet only, since contractors do not receive fuel reimbursement on commercial miles.

     . If it is an inbound mission, contractor reports the necessary front haul legs (single, multiple, or combination of empty and commercial). Empty front haul legs are reported on the Monthly Fuel Report Summary and the AMC One-Way Service S-2 Worksheet, while commercial front haul legs are reported on AMC One-Way Service S-2 Worksheet only, since contractors do not receive fuel reimbursement on commercial miles.

                                                                    Attachment 1
                                                                        7 Apr 03

                                       3-4

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                 SAMPLE REPORTS

                    APPENDIX 3A              LIST OF AIRCRAFT

                    APPENDIX 3A-1            LIST OF AIRCRAFT SUPPORTING
                                             USE OF ANOTHER CARRIERS MVPS

                    APPENDIX 3B              MONTHLY FUEL REPORT SUMMARY

                    APPENDIX 3C              STANDARD FORM 1113
                                             PUBLIC VOUCHER FOR TRANSPORTATION
                                             CHARGES

                    APPENDIX 3D              INTERCOMPANY ROUTE SUPPORT REQUEST
                                             AND AUTHORIZATION

                    APPENDIX 3E              REVENUE ROUTE SUPPORT AND
                                             AUTHORIZATION

                    APPENDIX 3F              PROOF OF DELIVERY MONTHLY REPORT

                                                                    Attachment 1
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                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                AMERICAN AIRLINES

                                   APPENDIX 3A

                                LIST OF AIRCRAFT

    TYPE A/C        PAX/FRT    REG #   OWN/LEASE   STAGE I   STAGE II   STAGE
B767-200ER (10)       PAX     N321AA       O                              X
                              N322AA       O                              X
                              N328AA       L                              X
                              N329AA       L                              X
                              N330AA       O                              X
                              N332AA       O                              X
                              N335AA       L                              X
                              N336AA       L                              X
                              N338AA       L                              X
                              N339AA       L                              X
B767-300ER (52)       PAX     N342AN       O                              X
                              N343AN       O                              X
                              N344AN       O                              X
                              N345AN       O                              X
                              N351AA       L                              X
                              N352AA       L                              X
                              N353AA       L                              X
                              N354AA       L                              X
                              N355AA       L                              X
                              N39356       O                              X
                              N357AA       O                              X
                              N358AA       L                              X
                              N359AA       O                              X
                              N360AA       O                              X
                              N361AA       O                              X
                              N362AA       O                              X
                              N363AA       L                              X
                              N39364       O                              X
                              N39365       O                              X
                              N366AA       L                              X
                              N39367       L                              X
                              N368AA       O                              X
                              N369AA       L                              X
                              N370AA       O                              X
                              N371AA       L                              X
AA B767-300                   N372AA       O                              X
                              N373AA       O                              X
                              N374AA       L                              X
                              N7375A       L                              X
                              N376AN       L                              X
                              N378AN       O                              X
                              N379AA       O                              X
                              N380AN       O                              X
                              N381AA       O                              X
                              N382AN       O                              X
                              N383AN       O                              X

                                                                    Attachment 1
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                                       3-6

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                AMERICAN AIRLINES

TYPE A/C            PAX/FRT    REG #   OWN/LEASE   STAGE I   STAGE II   STAGE II
   AA B767-300                N384AA       O                                X
    (Cont'd)
                              N385AM       L                                X
                              N386AM       L                                X
                              N387AM       O                                X
                              N388AA       O                                X
                              N389AA       O                                X
                              N390AA       O                                X
                              N391AA       O                                X
                              N392AN       O                                X
                              N393AN       O                                X
                              N394AN       O                                X
                              N395AN       O                                X
                              N396AN       O                                X
                              N397AN       O                                X
                              N398AN       O                    X           X
                              N399AN       O                    X           X
B777-200 IGW (30)     PAX     N770AN       O                                X
                              N771AN       O                                X
                              N772AN       O                                X
                              N773AN       O                                X
                              N774AN       O                                X
                              N775AN       O                                X
                              N776AN       O                                X
                              N777AN       O                                X
                              N778AN       O                                X
                              N779AN       O                                X
                              N780AN       O                    X           X
                              N781AN       O                    X           X
                              N782AN       O                    X           X
                              N783AN       O                    X           X
                              N784AN       O                    X           X
                              N785AN       O                    X           X
                              N786AN       O                    X           X
                              N787AL       O                    X           X
                              N788AN       O                    X           X
                              N789AN       O                    X           X
                              N790AN       O                    X           X
                              N791AN       O                    X           X
                              N792AN       O                    X           X
                              N793AN       O                    X           X
                              N794AN       O                    X           X
                              N795AN       O                    X           X
                              N796AN       O          X         X           X
                              N797AN       O          X         X           X
                              N798AN       O          X         X           X
                              N799AN       O          X         X           X

                                                                    Attachment 1
                                                                        7 Apr 03

                                       3-7

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                              CONTINENTAL AIRLINES

                                   APPENDIX 3A

                                LIST OF AIRCRAFT

TYPE A/C   PAX/FRT   REG #    OWN/LEASE   STAGE I   STAGE II   STAGE III
B757-200      P      N17104       L                                X
B757-200      P      N17105       L                                X
B757-200      P      N14106       L                                X
B757-200      P      N14107       L                                X
B757-200      P      N21108       L                                X
B757-200      P      N12109       L                                X
B757-200      P      N13110       L                                X
B757-200      P      N18112       L                                X
B757-200      P      N13113       L                                X
B757-200      P      N14118       L                                X
B757-200      P      N18119       L                                X
B757-200      P      N14120       L                                X
B757-200      P      N14121       L                                X
B757-200      P      N17122       L                                X
B757-200      P      N26123       L                                X
B757-200      P      N29124       L                                X
B757-200      P      N12125       L                                X
B757-200      P      N17126       L                                X
B757-200      P      N48127       O                                X
B757-200      P      N34137       O                                X
B757-200      P      N13138       O                                X
B757-200      P      N17139       O                                X
B757-200      P      N19141       O                                X
B757-200      P      N58101       L                                X
B757-200      P      N14102       L                                X
B757-200      P      N33103       L                                X
B757-200      P      N57111       L                                X
B757-200      P      N12114       L                                X
B757-200      P      N14115       L                                X
B757-200      P      N12116       L                                X
B757-200      P      N19117       L                                X
B757-200      P      N17128       O                                X
B757-200      P      N29129       O                                X
B757-200      P      N19130       O                                X
B757-200      P      N34131       L                                X
B757-200      P      N33132       O                                X
B757-200      P      N17133       L                                X
B757-200      P      N67134       O                                X
B757-200      P      N41135       O                                X
B757-200      P      N19136       O                                X
B757-200      P      N41140       O                                X
B767-200      P      N76151       O                                X
B767-200      P      N73152       O                                X
B767-200      P      N76153       O                                X
B767-200      P      N69154       O                                X
B767-200      P      N68155       O                                X
B767-200      P      N76156       O          X          X          X

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                                       3-8

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                              CONTINENTAL AIRLINES

TYPE A/C   PAX/FRT   REG #    OWN/LEASE   STAGE I   STAGE II   STAGE III
B767-200      P      N67157       O                                X
B767-200      P      N67158       O                                X
B767-200      P      N68159       O                                X
B767-200      P      N68160       O                                X
B767-400      P      N66051       O                    X           X
B767-400      P      N67052       O                    X           X
B767-400      P      N59053       O                    X           X
B767-400      P      N66056       O                    X           X
B767-400      P      N76054       L                    X           X
B767-400      P      N66057       O                    X           X
B767-400      P      N67058       O                    X           X
B767-400      P      N69059       O                    X           X
B767-400      P      N78060       O          X         X           X
B767-400      P      N68061       O                    X           X
B767-400      P      N76055       L          X         X           X
B737-800      P      N25201       O                                X
B737-800      P      N33209       O                                X
B737-800      P      N26226       O                                X
B737-800      P      N13227       O                                X
B737-800      P      N14228       O                                X
B737-800      P      N26232       O                                X
B737-800      P      N14235       O                                X
B737-800      P      N35236       O                                X
B737-800      P      N14240       O                                X
B737-800      P      N18243       O                                X
B737-800      P      N27246       O                                X
B737-800      P      N14249       O                                X
B737-800      P      N14250       O                                X
B737-800      P      N37252       O                                X
B737-800      P      N37253       O                                X
B737-800      P      N76254       O                    X           X
B737-800      P      N77258       O                    X           X
B737-800      P      N33264       O                                X
B737-800      P      N33266       O                                X
B737-800      P      N37267       O                                X
B737-800      P      N36272       O                                X
B737-800      P      N73276       O                    X           X
B737-800      P      N37277       O                                X
B737-800      P      N24202       L                                X
B737-800      P      N33203       L                                X
B737-800      P      N35204       L                                X
B737-800      P      N26208       L                                X
B737-800      P      N26210       L                                X
B737-800      P      N24211       L                                X
B737-800      P      N14214       L                                X
B737-800      P      N26215       L                                X
B737-800      P      N12216       L                                X
B737-800      P      N16217       L                                X
B737-800      P      N12218       L                                X
B737-800      P      N14219       L                                X

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                                       3-9

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                              CONTINENTAL AIRLINES

TYPE A/C   PAX/FRT   REG #    OWN/LEASE   STAGE I   STAGE II   STAGE III
B737-800      P      N18220       L                                X
B737-800      P      N12221       L                                X
B737-800      P      N34222       L                                X
B737-800      P      N18223       L                                X
B737-800      P      N24224       L                                X

                                                                    Attachment 1
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                                      3-10

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                 DELTA AIRLINES

                                   APPENDIX 3A

                                LIST OF AIRCRAFT

TYPE A/C     PAX/FRT   REG #    OWN/LEASE   STAGE I   STAGE II   STAGE III
---------------------------------------------------------------------------
B767-300ER     PAX*    N171DN       O                    X           X
---------------------------------------------------------------------------
               PAX*    N172DN       O                    X           X
---------------------------------------------------------------------------
               PAX*    N173DN       O                    X           X
---------------------------------------------------------------------------
               PAX*    N174DN       O                    X           X
---------------------------------------------------------------------------
               PAX*    N175DN       O                    X           X
---------------------------------------------------------------------------
               PAX     N176DN       L                    X           X
---------------------------------------------------------------------------
               PAX     N177DN       L                                X
---------------------------------------------------------------------------
               PAX     N178DN       L                                X
---------------------------------------------------------------------------
               PAX     N179DN       L                                X
---------------------------------------------------------------------------
               PAX     N180DN       L                                X
---------------------------------------------------------------------------
               PAX     N181DN       L                                X
---------------------------------------------------------------------------
               PAX     N182DN       L                                X
---------------------------------------------------------------------------
               PAX*    N183DN       O                    X           X
---------------------------------------------------------------------------
               PAX*    N184DN       O                    X           X
---------------------------------------------------------------------------
               PAX*    N185DN       O                                X
---------------------------------------------------------------------------
               PAX*    N186DN       O                                X
---------------------------------------------------------------------------
               PAX*    N187DN       O                                X
---------------------------------------------------------------------------
               PAX*    N188DN       O                                X
---------------------------------------------------------------------------
               PAX*    N189DN       O                                X
---------------------------------------------------------------------------
               PAX*    N190DN       O                                X
---------------------------------------------------------------------------
               PAX*    N191DN       O                                X
---------------------------------------------------------------------------
               PAX*    N192DN       O                                X
---------------------------------------------------------------------------
               PAX*    N193DN       O                                X
---------------------------------------------------------------------------
               PAX*    N194DN       O                                X
---------------------------------------------------------------------------
               PAX*    N195DN       O                                X
---------------------------------------------------------------------------
               PAX*    N196DN       O                                X
---------------------------------------------------------------------------
               PAX*    N197DN       O                                X
---------------------------------------------------------------------------
               PAX*    N198DN       O                                X
---------------------------------------------------------------------------
               PAX*    N199DN       O                                X
---------------------------------------------------------------------------
               PAX*    N1200K       O                    X           X
---------------------------------------------------------------------------
               PAX*    N1201P       O                    X           X
---------------------------------------------------------------------------
               PAX*    N169DZ       O                    X           X
---------------------------------------------------------------------------
               PAX*    N1602        O                    X           X
---------------------------------------------------------------------------
               PAX*    N1603        O                    X           X
---------------------------------------------------------------------------
               PAX*    N1604R       O                    X           X
---------------------------------------------------------------------------
               PAX*    N1605        O                    X           X
---------------------------------------------------------------------------
               PAX*    N16065       O                    X           X
---------------------------------------------------------------------------
               PAX*    N1607B       O                    X           X
---------------------------------------------------------------------------
               PAX*    N1608        O                    X           X
---------------------------------------------------------------------------

                                                                    Attachment 1
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                                      3-11

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                 DELTA AIRLINES

TYPE A/C   PAX/FRT   REG #    OWN/LEASE   STAGE I   STAGE II   STAGE III
---------------------------------------------------------------------------
             PAX*    N1609        O                    X           X
---------------------------------------------------------------------------
             PAX*    N1610D       O                    X           X
---------------------------------------------------------------------------
             PAX*    N1611B       O                    X           X
---------------------------------------------------------------------------
             PAX     N1612T       O          X         X           X
---------------------------------------------------------------------------
             PAX     N1613B       O                    X           X
---------------------------------------------------------------------------
             PAX     N1501P       O                                X
---------------------------------------------------------------------------
             PAX     N152DL       O                                X
---------------------------------------------------------------------------
             PAX     N153DL       O                                X
---------------------------------------------------------------------------
             PAX     N154DL       O          X         X           X
---------------------------------------------------------------------------
             PAX     N155DL       O          X         X           X
---------------------------------------------------------------------------
             PAX     N156DL       O          X         X           X
---------------------------------------------------------------------------
             * AE
---------------------------------------------------------------------------

---------------------------------------------------------------------------
B777-200     PAX     N860DA       O          X         X           X
---------------------------------------------------------------------------
             PAX     N861DA       O                    X           X
---------------------------------------------------------------------------
             PAX     N862DA       O                    X           X
---------------------------------------------------------------------------
             PAX     N863DA       O                    X           X
---------------------------------------------------------------------------
             PAX     N864DA       O                                X
---------------------------------------------------------------------------
             PAX     N865DA       O                                X
---------------------------------------------------------------------------
             PAX     N866DA       O                                X
---------------------------------------------------------------------------
             PAX     N867DA       O                                X
---------------------------------------------------------------------------

---------------------------------------------------------------------------
757-232      PAX     N601DL       O                                X
---------------------------------------------------------------------------
             PAX     N602DL       O                                X
---------------------------------------------------------------------------
             PAX     N603DL       O                                X
---------------------------------------------------------------------------
             PAX     N604DL       O                                X
---------------------------------------------------------------------------
             PAX     N605DL       O                                X
---------------------------------------------------------------------------
             PAX     N606DL       O                                X
---------------------------------------------------------------------------
             PAX     N607DL       O                                X
---------------------------------------------------------------------------
             PAX     N608DA       O                                X
---------------------------------------------------------------------------
             PAX     N609DL       O                                X
---------------------------------------------------------------------------
             PAX     N610DL       O                                X
---------------------------------------------------------------------------
             PAX     N611DL       O                                X
---------------------------------------------------------------------------
             PAX     N612DL       O                                X
---------------------------------------------------------------------------
             PAX     N613DL       O                                X
---------------------------------------------------------------------------
             PAX     N614DL       O                                X
---------------------------------------------------------------------------
             PAX     N615DL       O                                X
---------------------------------------------------------------------------
             PAX     N639DL       O                                X
---------------------------------------------------------------------------
             PAX     N640DL       O                                X
---------------------------------------------------------------------------
             PAX     N642DL       O                                X
---------------------------------------------------------------------------
             PAX     N643DL       O                                X
---------------------------------------------------------------------------
             PAX     N644DL       O                                X
---------------------------------------------------------------------------
             PAX     N646DL       O                                X
---------------------------------------------------------------------------
             PAX     N647DL       O                                X
---------------------------------------------------------------------------
             PAX     N648DL       O                                X
---------------------------------------------------------------------------
             PAX     N649DL       O                                X
---------------------------------------------------------------------------

                                                                    Attachment 1
                                                                        7 Apr 03

                                      3-12

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                 DELTA AIR LINES

TYPE A/C   PAX/FRT   REG #    OWN/LEASE   STAGE I   STAGE II   STAGE III
---------------------------------------------------------------------------
757-232      PAX     N650DL       O                                X
(Cont'd)
---------------------------------------------------------------------------
             PAX     N651DL       O                                X
---------------------------------------------------------------------------
             PAX     N652DL       O                                X
---------------------------------------------------------------------------
             PAX     N654DL       O                                X
---------------------------------------------------------------------------
             PAX     N655DL       O                                X
---------------------------------------------------------------------------
             PAX     N656DL       O                                X
---------------------------------------------------------------------------
             PAX     N670DN       O                                X
---------------------------------------------------------------------------
             PAX     N671DN       O                                X
---------------------------------------------------------------------------
             PAX     N672DL       O                                X
---------------------------------------------------------------------------
             PAX     N673DL       O                                X
---------------------------------------------------------------------------
             PAX     N674DL       O                                X
---------------------------------------------------------------------------
             PAX     N676DL       O                                X
---------------------------------------------------------------------------
             PAX     N670DN       O                                X
---------------------------------------------------------------------------
             PAX     N677DL       O                                X
---------------------------------------------------------------------------
             PAX     N678DL       O                                X
---------------------------------------------------------------------------
             PAX     N679DA       O                                X
---------------------------------------------------------------------------
             PAX     N680DA       O                                X
---------------------------------------------------------------------------
             PAX     N685DA       O                                X
---------------------------------------------------------------------------
             PAX     N686DA       O                                X
---------------------------------------------------------------------------
             PAX     N687DL       O                                X
---------------------------------------------------------------------------
             PAX     N688DL       O                                X
---------------------------------------------------------------------------
             PAX     N689DL       O                                X
---------------------------------------------------------------------------
             PAX     N690DL       O                                X
---------------------------------------------------------------------------
             PAX     N692DL       O                                X
---------------------------------------------------------------------------
             PAX     N693DL       O                                X
---------------------------------------------------------------------------
             PAX     N694DL       O                                X
---------------------------------------------------------------------------
             PAX     N695DL       O                                X
---------------------------------------------------------------------------
             PAX     N696DL       O                                X
---------------------------------------------------------------------------
             PAX     N697DL       O                                X
---------------------------------------------------------------------------
             PAX     N698DL       O                                X
---------------------------------------------------------------------------
             PAX     N699DL       O                                X
---------------------------------------------------------------------------
             PAX     N6700        O                                X
---------------------------------------------------------------------------
             PAX     N6701        O                                X
---------------------------------------------------------------------------
             PAX     N6702        O                                X
---------------------------------------------------------------------------
             PAX     N6703D       O                                X
---------------------------------------------------------------------------
             PAX     N6704Z       O                                X
---------------------------------------------------------------------------

---------------------------------------------------------------------------
             PAX     N6705Y       O                                X
---------------------------------------------------------------------------
             PAX     N6706Q       O                                X
---------------------------------------------------------------------------
             PAX     N6707A       O                                X
---------------------------------------------------------------------------
             PAX     N6708D       O                                X
---------------------------------------------------------------------------
             PAX     N6709        O                                X
---------------------------------------------------------------------------
             PAX     N6710E       O                                X
---------------------------------------------------------------------------
             PAX     N6711M       O                                X
---------------------------------------------------------------------------
             PAX     N6712B       O                                X
---------------------------------------------------------------------------
             PAX     N6713Y       O                                X
---------------------------------------------------------------------------

                                                                    Attachment 1
                                                                        7 Apr 03

                                      3-13

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                 DELTA AIR LINES

TYPE A/C   PAX/FRT   REG #    OWN/LEASE   STAGE I   STAGE II   STAGE III
---------------------------------------------------------------------------
757-232      PAX     N6714Q       O                                X
(Cont'd)
---------------------------------------------------------------------------
             PAX     N6715C       O                                X
---------------------------------------------------------------------------
             PAX     N6716C       O                                X
---------------------------------------------------------------------------
             PAX     N67171       O                                X
---------------------------------------------------------------------------

---------------------------------------------------------------------------
757-26D      PAX     N900PC       O                    X           X
---------------------------------------------------------------------------

---------------------------------------------------------------------------
757-212      PAX     N751AT       O                    X           X
---------------------------------------------------------------------------
             PAX     N750AT       O                    X           X
---------------------------------------------------------------------------
             PAX     N757AT       O                    X           X
---------------------------------------------------------------------------
             PAX     N752AT       O                    X           X
---------------------------------------------------------------------------

                                                                    Attachment 1
                                                                        7 Apr 03

                                      3-14

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                       DHL

                                   APPENDIX 3A

                                LIST OF AIRCRAFT

TYPE A/C    PAX/FRT   REG #    OWN/LEASE   STAGE I   STAGE II   STAGE III
--------    -------   ------   ---------   -------   --------   ---------
 DC8-73F      FRT     N801DH     LEASED                             X
 DC8-73F      FRT     N802DH     LEASED                             X
 DC8-73F      FRT     N803DH     LEASED                             X
 DC8-73F      FRT     N804DH     LEASED                             X
 DC8-73F      FRT     N805DH     LEASED                             X
 DC8-73F      FRT     N806DH       OWN                  X           X
 DC8-73F      FRT     N807DH       OWN        X         X           X

B727-200F     FRT     N781DH     LEASED                 X           X
B727-200F     FRT     N782DH     LEASED                 X           X
B727-200F     FRT     N783DH     LEASED                 X           X

 A300-B4      FRT     N362DH     LEASED                 X           X
 A300-B4      FRT     N363DH     LEASED                 X           X
 A300-B4      FRT     N364DH     LEASED                 X           X
 A300-B4      FRT     N365DH     LEASED                 X           X
 A300-B4      FRT     N366DH     LEASED                 X           X
 A300-B4      FRT     N367DH     LEASED                 X           X

                                                                    Attachment 1
                                                                        7 Apr 03

                                      3-15

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                    EVERGREEN

                                   APPENDIX 3A

                                LIST OF AIRCRAFT

TYPE OF A/C   PAX/FRT   REG. #   OWN/LEASE   STAGE I   STAGE II   STAGE III
-----------   -------   ------   ---------   -------   --------   ---------
DC9-33F         FRT     N933EV      Own                    X          X
DC9-33F         FRT     N941EV      Own                    X          X
DC9-33F         FRT     N942EV      Own                    X          X
DC9-33F         FRT     N944EV      Own                    X          X
DC9-33F         FRT     N945EV      Own                    X          X
B747-100F       FRT     N477EV      Own         X          X          X
B747-100F       FRT     N478EV      Own                    X          X
B747-100F       FRT     N479EV      Own                               X
B747-100F       FRT     N480EV      Own                               X
B747-100F       FRT     N481EV      Own                               X
B747-200F       FRT     N470EV**    Own                               X
B747-200F       FRT     N471EV**    Own                               X
B747-200F       FRT     N482EV      Own                               X
B747-200F       FRT     N485EV      Own                    X          X
B747-200F       FRT     N486EV      Own         X          X          X

** These aircraft are technically designated as Convertible Aircraft, but both are Full Freighters.

                                                                    Attachment 1
                                                                        7 Apr 03

                                      3-16

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                             NORTH AMERICAN AIRLINES

                                   APPENDIX 3A

                                LIST OF AIRCRAFT

TYPE OF A/C   PAX/FRT   REG. #   OWN/LEASE   STAGE I   STAGE II   STAGE III
-----------   -------   ------   ---------   -------   --------   ---------
B757-28A        PAX     N750NA       L                                X
B757-28A        PAX     N752NA       L                                X
B757-28A        PAX     N754NA       L                      X         X
B757-28A        PAX     N755NA       L                      X         X
B757-28A        PAX     N756NA       L          X           X         X
B767-324        PAX     N767NA       L          X           X         X
B767-36N        PAX     N768NA       L                                X

                                                                    Attachment 1
                                                                        7 Apr 03

                                      3-17

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                 UNITED AIRLINES

                                   APPENDIX 3A

                                LIST OF AIRCRAFT

TYPE OF A/C   PAX/FRT   REG. #   OWN/LEASE   STAGE I   STAGE II   STAGE III
     -           -        -          -          -          -          -
---------------------------------------------------------------------------
 B747-400       PAX     N105UA       L          X          X          X
 B747-400       PAX     N106UA       L          X          X          X
 B747-400       PAX     N116UA       O          X          X          X
 B747-400       PAX     N117UA       O          X          X          X
 B747-400       PAX     N118UA       O                     X          X
 B747-400       PAX     N119UA       O                     X          X
 B747-400       PAX     N120UA       O                     X          X
 B747-400       PAX     N121UA       O                     X          X
 B747-400       PAX     N122UA       O                     X          X
 B747-400       PAX     N127UA       O                     X          X
 B747-400       PAX     N128UA       O                     X          X
 B747-400       PAX     N172UA       L                     X          X
 B747-400       PAX     N173UA       L                     X          X
 B747-400       PAX     N174UA       L                     X          X
 B747-400       PAX     N178UA       L                                X
 B747-400       PAX     N181UA       L                                X
 B747-400       PAX     N187UA       O                                X
 B747-400       PAX     N190UA       L                                X
 B747-400       PAX     N191UA       L                                X
 B747-400       PAX     N192UA       L                                X
 B747-400       PAX     N193UA       O                                X
 B747-400       PAX     N194UA       O                                X
 B747-400       PAX     N195UA       O                                X
 B747-400       PAX     N196UA       O                                X
 B747-400       PAX     N197UA       O                                X

B767-300DR      PAX     N664UA       O          X          X          X
B767-300DR      PAX     N665UA       O                     X          X
B767-300DR      PAX     N667UA       O                     X          X
B767-300DR      PAX     N669UA       O                     X          X
B767-300DR      PAX     N670UA       O                     X          X
B767-300DR      PAX     N671UA       O                     X          X
B767-300DR      PAX     N672UA       O                                X
B767-300DR      PAX     N673UA       O                                X
B767-300DR      PAX     N674UA       O                                X
B767-300DR      PAX     N675UA       O                                X
B767-300DR      PAX     N676UA       O                                X
B767-300DR      PAX     N677UA       O                                X

                                                                    Attachment 1
                                                                        7 Apr 03

                                      3-18

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                 UNITED AIRLINES

 Type A/C     Pax/Frt   Reg #    Own/Lease   Stg I   Stg II   Stg III
----------    -------   ------   ---------   -----   ------   -------
B767-300ER      PAX     N641UA       L                           X
B767-300ER      PAX     N643UA       L                           X
B767-300ER      PAX     N645UA       L                           X
B767-300ER      PAX     N646UA       L                           X
B767-300ER      PAX     N647UA       L                           X
B767-300ER      PAX     N648UA       L                           X
B767-300ER      PAX     N649UA       O                           X
B767-300ER      PAX     N650UA       L                           X
B767-300ER      PAX     N651UA       O                           X
B767-300ER      PAX     N652UA       O                           X
B767-300ER      PAX     N653UA       L                           X
B767-300ER      PAX     N654UA       L                           X
B767-300ER      PAX     N655UA       L                           X
B767-300ER      PAX     N656UA       L                           X
B767-300ER      PAX     N657UA       L                           X
B767-300ER      PAX     N658UA       L                           X
B767-300ER      PAX     N659UA       L                           X
B767-300ER      PAX     N660UA       L                           X
B767-300ER      PAX     N661UA       L                           X
B767-300ER      PAX     N662UA       O                           X
B767-300ER      PAX     N663UA       O                           X

 B777-200       PAX     N211UA       O                           X
 B777-200       PAX     N212UA       O                           X
 B777-200       PAX     N213UA       O                           X
 B777-200       PAX     N214UA       O                           X
 B777-200       PAX     N215UA       O                           X
 B777-200       PAX     N766UA       L                           X
 B777-200       PAX     N767UA       L                           X
 B777-200       PAX     N768UA       L                           X
 B777-200       PAX     N769UA       L                           X
 B777-200       PAX     N770UA       L                           X
 B777-200       PAX     N771UA       L                           X
 B777-200       PAX     N772UA       L                           X
 B777-200       PAX     N773UA       L                           X
 B777-200       PAX     N775UA       L                           X
 B777-200       PAX     N776UA       O                           X
 B777-200       PAX     N777UA       L                           X
 B777-200       PAX     N778UA       O                           X
 B777-200       PAX     N779UA       L                  X        X
 B777-200       PAX     N780UA       O                  X        X
 B777-200       PAX     N204UA       O                           X
 B777-200       PAX     N205UA       O                           X
 B777-200       PAX     N206UA       O                           X

                                                                    Attachment 1
                                                                        7 Apr 03

                                      3-19

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                 UNITED AIRLINES

Type A/C   Pax/Frt   Reg #    Own/Lease   Stg I   Stg II   Stg III
--------   -------   ------   ---------   -----   ------   -------
B777-200     PAX     N207UA       L                  X        X
B777-200     PAX     N786UA       O                  X        X
B777-200     PAX     N787UA       L                  X        X
B777-200     PAX     N794UA       L                  X        X
B777-200     PAX     N799UA       O                  X        X
B777-200     PAX     N218UA       O                           X
B777-200     PAX     N219UA       O                           X
B777-200     PAX     N220UA       O                           X
B777-200     PAX     N221UA       O                           X
B777-200     PAX     N222UA       O                           X
B777-200     PAX     N223UA       L                           X
B777-200     PAX     N224UA       O                           X
B777-200     PAX     N225UA       O                           X
B777-200     PAX     N226UA       O                           X
B777-200     PAX     N227UA       O                           X

                                                                    Attachment 1
                                                                        7 Apr 03

                                      3-20

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                       UPS

                                   APPENDIX 3A

                                LIST OF AIRCRAFT

TYPE A/C    PAX/FRT   REG #    OWN/LEASE   STAGE I   STAGE II   STAGE III
--------    -------   ------   ---------   -------   --------   ---------
B747-100F     FRT     N672UP       O                                X
B747-100F     FRT     N675UP       O                                X
B747-100F     FRT     N676UP       O                                X
B747-100F     FRT     N677UP       O                                X
B747-100F     FRT     N680UP       O                                X
B747-100F     FRT     N681UP       O                                X
B747-100F     FRT     N682UP       O                                X
B747-100F     FRT     N683UP       O                     X          X
B747-200F     FRT     N520UP       O                                X
B747-200F     FRT     N521UP       O                     X          X
B747-200F     FRT     N522UP       O          X          X          X

                                                                    Attachment 1
                                                                        7 Apr 03

                                      3-21

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                   US AIRWAYS

                                   APPENDIX 3A

                                LIST OF AIRCRAFT

 TYPE A/C    PAX/FRT   REG #    OWN/LEASE   STAGE I   STAGE II   STAGE III
---------------------------------------------------------------------------
B767-200ER     PAX     N645US       O                     X          X
---------------------------------------------------------------------------
B767-200ER     PAX     N646US       O                     X          X
---------------------------------------------------------------------------
B767-200ER     PAX     N648US       O                     X          X
---------------------------------------------------------------------------
B767-200ER     PAX     N649US       O                     X          X
---------------------------------------------------------------------------
B767-200ER     PAX     N650US       O                     X          X
---------------------------------------------------------------------------
B767-200ER     PAX     N651US       L                                X
---------------------------------------------------------------------------
B767-200ER     PAX     N652US       L                                X
---------------------------------------------------------------------------
B767-200ER     PAX     N653US       O                                X
---------------------------------------------------------------------------
B767-200ER     PAX     N655US       L                                X
---------------------------------------------------------------------------
B767-200ER     PAX     N656US       O                                X
---------------------------------------------------------------------------
A330           PAX     N670UW       O                                X
---------------------------------------------------------------------------
A330           PAX     N671UW       O                                X
---------------------------------------------------------------------------
A330           PAX     N672UW       O                                X
---------------------------------------------------------------------------
A330           PAX     N673UW       O                                X
---------------------------------------------------------------------------
A330           PAX     N674UW       O                                X
---------------------------------------------------------------------------
A330           PAX     N675UW       O                     X          X
---------------------------------------------------------------------------
A330           PAX     N676UW       O                     X          X
---------------------------------------------------------------------------
A330           PAX     N677UW       O          X          X          X
---------------------------------------------------------------------------
A330           PAX     N678UW       O          X          X          X
---------------------------------------------------------------------------

                                                                    Attachment 1
                                                                        7 Apr 03

                                      3-22

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                  WORLD AIRWAYS

                                   APPENDIX 3A

                                LIST OF AIRCRAFT

TYPE A/C    PAX/FRT   REG #    OWN/LEASE   STAGE I   STAGE II   STAGE III
-------------------------------------------------------------------------
MD-11         PAX     N271WA       L                                X
-------------------------------------------------------------------------
MD-11         PAX     N272WA       L                                X
-------------------------------------------------------------------------
MD-11         PAX     N273WA       L                     X          X
-------------------------------------------------------------------------
MD-11ER       PAX     N277WA       L          X          X          X
-------------------------------------------------------------------------
MD-11ER       PAX     N278WA       L          X          X          X
-------------------------------------------------------------------------
DC-10-30F     FRT     N303WL       L                                X
-------------------------------------------------------------------------
DC-10-30F     FRT     N304WL       L                                X
-------------------------------------------------------------------------
MD-11F        FRT     N274WA       L          X          X          X
-------------------------------------------------------------------------
MD-11F        FRT     N275WA       L          X          X          X
-------------------------------------------------------------------------
MD-11F        FRT     N276WA       L                     X          X
-------------------------------------------------------------------------

                                                                    Attachment 1
                                                                        7 Apr 03

                                      3-23

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                  APPENDIX 3A-1

                           LIST OF AIRCRAFT SUPPORTING
                          USE OF ANOTHER CARRIER'S MVPs

The following aircraft are identified as having been committed to the CRAF Program.

TYPE A/C   SERIAL #   NUMBER OF MVPs
--------   --------   --------------

* Identify the carrier who transferred the MVPs. If more than one carrier have authorized use of MVPs, identify each separately.

                                                                    Attachment 1
                                                                        7 Apr 03

                                      3-24

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                   APPENDIX 3B
                           MONTHLY FUEL REPORT SUMMARY

DATE:                               MONTH:
CARRIER:                            ACFT TYPE:
CONTRACT:                           TYPE OPS:

1. The following amounts are certified:

Round Trip Pay Miles:
One Way Pay Miles:
Total Live Miles:
Flown Empty Reverse Segment:
Paid/Actual Flown Ferry (Whichever is Less):
TOTAL FUEL MILES:

Average Cost of Fuel/Gallon

Pegged Price in Rate

2. Proposed fuel adjustment:

Total fuel miles:
Pay Fuel Burn Rate:
Price Variance:
FUEL ADJUSTMENT:

3. Fuel summary information:

                                          Avg Cost /
                         Gallons   Cost     Gallon

Total Commercial fuel:
Total military fuel:
Total fuel purchased:

Carrier Certification


-------------------------------------------------------------         ----------
Must be signed by a person authorized to legally bind company         Date

BY SIGNING THIS FORM, YOU ARE CERTIFYING AS TO THE ACCURACY OF ALL INFORMATION AND AGREE TO KEEP BACKUP RECORDS FOR A PERIOD OF 5 YEARS. THIS INFORMATION IS SUBJECT TO AUDITS.


----------------------------------------------------------            ----------
Contracting Officer Signature                                         Date

                                     SAMPLE

                                                                    Attachment 1
                                                                        7 Apr 03

                                      3-25

                       APPENDIX 3C                SOLICITATION: F11626-02-R-0002
                                                  CONTRACT:     F11626-03-D-0024

------------------------------------------------------------------------------------------------------
     PUBLIC VOUCHER                          See FPMR (41 CFR) 101-41          VOUCHER OR SCHEDULE NO.
FOR TRANSPORTATION CHARGES                   for Instructions on
                                             Completing this Form.
------------------------------------------------------------------------------------------------------
DEPARTMENT OR AGENCY, BUREAU OR SERVICE, AND LOCATION                          PAID DATE
SHOWN ON SUBVOUCHERS

DFAS-OM/FPB-CRAF
901 SAC BLVD
OFFUTT AFB NE 68113

------------------------------------------------------------------------------------------------------
THE UNITED STATES, DR., TO: (Payee's name and      CARRIER'S BILL NUMBER
address)                                              INVOICE: MY BILL 01

AAA CHARTERS                                       CARRIER'S SCAC NUMBER
TEAMING ARRANGEMENT
ROUTING # 123456789                                SERVICES FURNISHED (Check one)
ACCOUNT # 123456789                                [ ] FREIGHT     [X] PASSENGER
REFERENCE INV # MY BILL 01
------------------------------------------------------------------------------------------------------

   Do NOT bill GBL and GTR charges on the same form.
------------------------------------------------------        For payment of services rendered
ALPHA PREFIX AND SERIAL NO. OF SUBVOUCHER     AMOUNT        as evidenced by attached subvouchers.
------------------------------------------------------------------------------------------------------
CONTRACT: F11626-XX-X-XXXX                                          PAYEE'S CERTIFICATE
D.O.#: 000X
                                                         I certify that the account stated hereon, as
ITEM #: 0001AA                                           evidenced by the attached subvouchers, is
MSN #: BMZAXXXX0192                                      correct and just; that services have been
                                                         rendered or tickets furnished as indicated;
RT 2: KATL+KBWI-KCHS-EDDF-                               that payment has not been received; and that
   OKBK-EDDF-KBWI+KATL                                   the charges are not in excess of those
                                                         applicable thereto under (1) tariffs lawfully
11 JUL 03                                                on file with any Federal or State
                                                         transportation regulatory agency or (2)
LIVE MILE COST:                             390,181.50   rates, fares and charges established pursuant
                                                         to section 10721 of the Interstate Commerce
CARRY CHARGES (1152 Miles):                  24,109.20   Act, as amended, or other equivalent contract
                                                         arrangement or exemption from regulation.
EUROCONTROL:                                 11,354.28
                                                                         DATE 07/15/03
STOP CHARGES:                                20,000.00
                                                         PAYEE*  AAA CHARTERS
MISCELLANEOUS:                               12,000.00
                                                            PER
DO#000X TOTAL TRIP PRICE: $457,644.98                           --------------------------------------
                                                                             (Signature)

                                                                JANE SMITH - DIRECTOR - F/P
DELIVERY ORDER 000X/ITEM 0001AA                                              (Capacity)
DEPARTURE TAX (328 PAX @ $12.40)              4,067.20
                                                         * When a voucher is signed in the name of a
ARRIVAL TAX (360 PAX @ $12.40)                4,464.00   company or corporation, the name of the
                                                         person writing the company or corporate name,
CUSTOMS TAX ($5.00/PAX)                       1,800.00   as well as the capacity in which the person
                                                         signs, must appear. For example: "A.B.C.
IMMIGRATION TAX ($6.00/PAX)                   2,160.00   Railway Co., per John Doe, Controller," or
                                                         "Auditor," as the case may be.
BWI FIS FEE ($13.00/PAX)                      4,680.00
                                                         ---------------------------------------------
                                                              DIFFERENCES                    AMOUNT
                                                         ---------------------------------------------

                                                         ---------------------------------------------
                                                         AMOUNT VERIFIED - CORRECT FOR
                                                         ---------------------------------------------
                                                         VERIFIED BY
------------------------------------------------------   (Signature or initials)
                        TOTAL CLAIMED       474,816.18
------------------------------------------------------------------------------------------------------

                            ACCOUNTING CLASSIFICATION

                                     SAMPLE

                                                  Attachment 1
                                                  7 April 2003
                                    STANDARD FORM 1113 (REV. 11-86) (EG)
                                    PRESCRIBED BY GSA, FPMR (41 CFR) 101-41
                                    1113-110
                                    Designed using Perform Pro. WH5/DIOR, Jul 96

                                      3-26

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                   APPENDIX 3D
                       INTERCOMPANY ROUTE SUPPORT REQUEST
                                       AND
                              AUTHORIZATION FORMAT

                                                       Date:
                                                             -------------------

SUBJECT: Intercompany Route Support Request and Authorization

TO:  ACO or delegated representative
     Contractor Furnishing Route Support
     ACO or delegated representative
     IN TURN

1. Route support is requested for the below listed passengers, cargo, or both,
to be moved from            to           (Authority: Contract F11626-  -D-    ).
                 ----------    ---------                             --   ----

2. The requested passenger/cargo space is desired and can be justified as follows:

3. Request route support be permitted to move on (name of AMC airlift
contractor) aircraft on or about             at no expense to the Government in
                                 -----------
excess ACL space or ACL space not otherwise being utilized by the Government. Approval is also requested to on-load/off-load this route support at Air Force bases on any ferry segment of a one-way mission. The approval indicated below is in no way directive upon you and any transportation furnished subject contractor will therefore be considered a voluntary act on the part of your company.


---------------------------------
Contractor Representative
Requesting Route Support

Approved:


---------------------------------


---------------------------------
ACO or delegated representative

                                                  Copies to:
                                                  Requesting Contractor
                                                  Furnishing Contractor
                                                  *HQ AMC/DOYM
                                                  ** Contract Administrator

* When delegation of authority is to CA
** When delegation of authority is to

                                     SAMPLE

                                                                    Attachment 1
                                                                        7 Apr 03

                                      3-27

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                   APPENDIX 3E
             REVENUE ROUTE SUPPORT REQUEST AND AUTHORIZATION FORMAT

                                                           Date:
                                                                 ---------------

SUBJECT: Revenue Route Support Request and Authorization

TO:  ACO or delegated representative
     of                       Air Base
        ---------------------

1. Revenue route support is requested for the below listed passengers and/or
cargo to be moved from                    to                      on or about
                       ------------------    --------------------
               (Authority: Contract F11626-  -D-    ).
--------------                             --   ----

2. The requested passenger/cargo space can be justified as follows:

3. Billing for transportation furnished will be made to the contractor at the address listed below on a special account-handling basis:

                                                  (Billing Address)

                                                  ------------------------------

                                                  ------------------------------


-------------------------------
Contractor Representative

Approved:


-------------------------------
ACO or delegated representative

                                                  Copies to:
                                                  Requiring Contractor
                                                  *HQ AMC/DOYM/FMIA
                                                  ** Contract Administrator

 * When delegation of authority is to CA.
** When delegation of authority is to .

                                                                    Attachment 1
                                                                        7 Apr 03

                                      3-28

  (CARRIER NAME) CAT A CRAF TRANSIT TIME REPORT FOR MAY 2002    F11626-03-R-0002
  FY 04 CLIN 00000AA                                            F11626-03-D-0024
  PROOF OF DELIVERY FROM NEW CUMBERLAND TO (DESTINATION) - COMALOC OR LOOSE

---------------------------------------------------------------------------------------------------------------------
 Wide Body                                                          ACT       CH                               ACTUAL
(WB) Narrow                                                        WEIGHT   WEIGHT                  PICKUP     PICKUP
 Body (NB)     LIST ALL TCN NO   DODAAC      HAWB       GBL NO     (LBS)    (LBS)       COST         DATE       TIME,
---------------------------------------------------------------------------------------------------------------------
  SAMPLE OF INDIVIDUAL SHIPMENTS
      NB      SW31232120E932XXX   W81PLY   5412883168   289523S2    3,060   3,750    $ 5,625.00     05/01/02    1700
      WB      SW31232120E934XXX   W81PLY   5412883169   289523S3    5,300   5,300    $ 7,950.00     05/01/02    2000
      WB      SW31232120E935XXX   W81PLY   5412883170   289523S4    4,000   4,980    $ 7,470.00     05/01/02    1400
      WB      SW31232120E936XXX   W81PLY   5412883171   289523S5    6,300   6,300    $ 9,450.00     05/01/02    0600
                    SAMPLE OF AGGREGATE SHIPMENT
      WB      SW31232120E937XXX   W81PLY   5412883172   289523S6    5,500   5,500    $14,940.00     05/02/02    1700
      WB      SW31232120E938XXX   W81PLY   5412883172   289523S6    2,900   4,460                   05/02/02    1700
=====================================================================================================================
              TOTAL SHIPMENTS                     6                TOTAL COST                     $45,435.00
              TOTAL ACT WEIGHT (LBS)         27,060                AVG ACTUAL WEIGHT(LBS)           4,510
              TOTAL CH WEIGHT (LBS)          30,290                Avg Charge Weight (LBS)          5,048

---------------------------------------------------------------------------------------------------------
                                                  NET       NET           REMARKS
 Wide Body                ACTUAL      GROSS      HOURS     HOURS    IE. BRIEF EXPLANATION
(WB) Narrow   DELIVERY   DELIVERY    TRANSIT     WITHIN    ABOVE     OF DELAY, ETC. NO
 Body (NB)      DATE       TIME,    TIME HOURS   96HRS     96HRS        ABBREVIATIONS        RECEIPTED BY
---------------------------------------------------------------------------------------------------------
  SAMPLE OF INDIVIDUAL SHIPMENTS
      NB      05/06/02     0700       110.00     62.00                                          BIG JOE
      WB      05/04/02     0300       151.50              103.50   DELAY JFK due to A/C Mx      BIG JOE
      WB      05/07/02     0900       163.00              115.00   DELAY BWI - SECURITY         BIG JOE
      WB      05/06/02     1500       129.00              105.00   DELAY BWI - SEVERE           BIG JOE
                    SAMPLE OF AGGREGATE SHIPMENT
      WB      05/07/02     0700       110.00     62.00                                          BIG JOE
      WB      05/07/02     0700       110.00     62.00                                          BIG JOE
=========================================================================================================
              AVG GROSS HOURS         128.92             # SHIPMENTS 96HRS & BELOW                  3
              AVG NET W/IN 96HRS       62.00             # SHIPMENTS ABOVE 96HRS                    3
              AVG NET OVER 96HRS      107.83             % MEETING STANDARD                     50.00%

* Delay Codes are forthcoming

--------------------------------------------------------------------------------
  SAMPLE FORMAT FOR PROOF OF DELIVERY REPORT ONLY.

  DOES NOT AFFECT SUMMARY REPORTS.

  PLEASE SUPPLY INDIVIDUAL PALLET WEIGHTS.

  FOR ASSISTANCE WITH FORMAT ETC: CALL HQAMC/LGTB - (618) 229-7735

  FORMULA'S REQUIRE ADJUSTMENT TO MEET EACH CARRIERS NEEDS.
--------------------------------------------------------------------------------

                                                                     APPENDIX 3F

                                                                    Attachment 1
                                                                    7 April 2003

                                      3-29

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                   APPENDIX 4
                          DIPLOMATIC CLEARANCE GUIDANCE

1.0. DIRECTIVES: International Flight Information Manual outlines appropriate civil aviation authorities and points of contacts for diplomatic clearance via civilian channels when contractors must obtain their own clearances. The AMC authority for diplomatic clearances is DOD Foreign Clearance Guide, http://www.fcg.pentagon.mil. Contractors shall adhere to the guidelines as outlined in this appendix when operating AMC missions that require diplomatic clearances.

2.0. GENERAL: Contractors do not acquire the formal status of state aircraft unless the particular aircraft is specifically designated as such by the US Government. As a matter of policy, it is the practice not to formally designate such aircraft as state aircraft. Commercial aircraft operating AMC contract airlift missions are unscheduled civil aircraft. Such aircraft, when the entire capacity of which has been reserved for the exclusive use of US Military authorities and is being "used in military services" within the meaning of
Article 3 of the 1944 Convention International Civil Aviation (Chicago Convention), are eligible for designation as state aircraft. Although many Status of Forces and Base Rights Agreements, to which the US is a party, grant DOD contract aircraft the same rights of access, exit, and freedom from landing fees and similar charges enjoyed by the military aircraft under the agreements, such agreements do not have the effect of declaring DOD contract aircraft to be military aircraft or any other form of state aircraft. A major reason for this policy is the lack of statutory authority for assumption of liability by the US Government on a routine basis for tort claims arising from the activities of contract aircraft. A state must accept full responsibility for the operation of its state aircraft. The US Government has neither the operational control nor legal authority to meet this responsibility with respect to contract airlift.

2.1. ARTICLE 35: The clearance of contractor over flights must also take into account Article 35 of the Chicago Convention. Article 35 provides that munitions of war may not be carried into or over a state by commercial aircraft without permission of that state. States may define, by regulation, what constitutes munitions and implements for purposes of Article 35. Accordingly, in order to avoid claims from states that we are violating or circumventing Article 35, AMC and its contractors should ascertain whether any state in which the contractor will land or over fly requires special clearance of the flight because of the nature of the military cargo being carried.

3.0. RESPONSIBILITY: Except as indicated in paragraph 5.0., AMC Acquired Clearances, below, the contractor shall obtain over flight and landing clearances for their aircraft. Contractors should use the clearance procedures depicted for nonscheduled commercial aircraft in the international flight information manual. Contractors shall work directly with their commercial clearance counterparts and should not request clearances through the Defense Attache Office.

4.0. TYPES OF CLEARANCES: Diplomatic clearances used in the operation of AMC missions include: blanket, landing and over flights on individual request, and clearances for mission transporting hazardous cargo. Missions must comply with requested itinerary, timing, and route on individual request.

5.0. AMC ACQUIRED CLEARANCES: HQ AMC TACC/XOCZD (hereinafter referred to as XOCZD) will obtain diplomatic clearances for commercial contractors on AMC missions for the following locations:

     .    Spain: landing and over flight clearances
     .    Turkey: landing and over flight clearances
     .    Portugal: landings at Lajes Field only
     .    Egypt: landings at military airfields only
     .    Saudi Arabia: over flight and landing clearances

     Note: Portugal will not work clearances for commercial missions if the requests do not meet their 10 workday lead time. Contractors will need to obtain their own clearances through civil channels. As of July 2002, XOCZD is no longer able to assist contractors in obtaining clearances of any kind for Italy.

                                                                    Attachment 1
                                                                       2 July 03

                                       4-1

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

5.1. MISSION CHANGES: Most countries are ICAO specific. This means that the clearances issued by that country are specific for the route submitted. In particular, clearances are explicit for the locations where the aircraft is coming from and going to. If a change in route affects either of those locations, the contractor shall notify XOCZD so that the clearance can be changed.

6.0. ENTRY AND EXIT REQUIREMENTS: For AMC obtained clearances, the standard AMC routings will be used for any countries that require entry and exit points. If another route will be utilized, the contractor shall provide XOCZD with entry and exit point and route of flight information. Any changes to a mission prior to or during execution shall be sent to the HQ AMC TACC, OL-F or OL-G, planner in XOP, XOO or XOG or AMC TACC global organization, as appropriate.

7.0. CIRCUMNAVIGATING: Contractors should plan their routing to avoid sensitive countries, i.e. Switzerland, Austria, Yugoslavia and Russia.

8.0. CALL SIGN USE: If a contractor is on an AMC mission, the REACH call sign can only be used on a mission segment in which XOCZD has obtained clearances for at least one location, provided it is not used past the longest validity window for one of the countries AMC has obtained the clearances for.

8.1. EXAMPLE 1: KDOV-ETAR-OBBI-ETAR-KDOV. In this situation XOCZD would obtain Saudi over flight clearance, and the contractor would obtain all other locations. The REACH call sign can be used on the segment from ETAR-OBBI and from OBBI-ETAR for all countries involved, given that it is not used for the validity window that the Saudi clearances is good for (even though the Egypt clearance that the contractor receives is going to have a longer validity). On the segments from KDOV-ETAR and ETAR-KDOV, the contractor must use their own carrier call sign.

8.2. EXAMPLE 2: KDOV-LPLA-LERT-OKBK-LERT-LPLA-KDOV. XOCZD will obtain clearances for Portugal, Spain, and Saudi. The REACH call sign can be used for the entire mission. Keep in mind that on the segment from LERT-OKBK-LERT it cannot be used past the longest validity window of all the clearance locations AMC obtained.

9.0. TACC/XOCZD ASSISTANCE: XOCZD will assist to resolve problems if:
     .    Contractors have not received action in a reasonable amount of time
     .    The requirement consists of hazardous/explosive material for Portugal
     .    Short notice buys
     .    Specifically requested by the CO

10.0. AMC's AUTOMATIC E-MAIL: AMC has established an e-mail program to provide accurate and timely diplomatic clearance information to the contractors. The e-mails are auto-generated from the (Global Decision Support System) GDSS database every three hours as changes occur. E-mail includes a current itinerary, and diplomatic clearance information. HQ AMC/DOYMA maintains the e-mail list. Contractors should keep their email addresses current and are encouraged to use organizational addresses versus personnel addresses due to personnel turn over.

11.0. CONTACT INFORMATION:

               .    International Clearances:
                    Commercial: (618) 229-3008
                    FAX: (618) 229-0154
                    Email: tadip@scott.af.mil
                    Toll Free:1-800-AIR-MOBL

               .    C2:
               .    Contingency Missions:         (618) 229-0320
                    Channel Missions:             (618) 229-0321
                    SAAM and Exercise Missions:   (618) 229-0323

                                                                    Attachment 1
                                                                       2 July 03

                                       4-2

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                   APPENDIX 5
                                 CRAF ACTIVATION

1.0. DESCRIPTION OF SERVICES: The contractor shall provide all management, supplies, equipment, and personnel necessary to support CRAF activation as outlined in this appendix. The CO will resolve any situation or subject not covered herein.

2.0. GOVERNING DOCUMENT: Unless otherwise addressed in this appendix, the directives and procedures outlined in the basic SOW shall apply.

2.1. AIRCRAFT OPERATIONS: Aircraft supporting DOD airlift requirements during CRAF activation shall be operated in accordance with appropriate Federal Aviation Regulations (FARs) and such waivers and deviations as applicable. When a FAR deviation is required during operations in support of AMC, refer to FAR
Part 119.55, Obtaining Deviation Authority To Perform Operations Under a US Military Contract, for instructions on how to request relief from the specified FAR.

2.2. AIRCRAFT MAINTENANCE: Maintenance of aircraft during CRAF activation is the responsibility of the operating contractor and shall be performed in accordance with appropriate FARs and such waivers and deviations as applicable. When a FAR deviation is required during operations in support of AMC, refer to FAR Part 119.55, Obtaining Deviation Authority To Perform Operations Under a US Military Contract, for instructions on how to request relief from the specified FAR.

2.3. AUTHORITY TO ACTIVATE: The contractor's obligation to perform services hereunder during any period when the CRAF is activated, as described in the agreement, is expressly conditioned on there being in existence a valid determination made pursuant to the provisions of Public Law (PL) 85-804 and Executive Order 10789, as amended, that the national defense shall be facilitated by obligating the Government to indemnify the contractor under the terms and conditions stated in the agreement. Upon aircraft call up, the aircraft as committed under this agreement and requested by the Government shall be positioned at the location(s) directed by the Government.

2.4. INCREMENTAL ACTIVATION AND DEACTIVATION: The CRAF may be activated/deactivated incrementally or in total, by stage, segment, section and elements. The Government retains the option of activating any portion of each stage or segment, as required. During CRAF activation, AMC exercises mission control and the contractor retains operational control.

2.5. AIRCRAFT CALL UP AND RELEASE: Within each activated stage, segment, and section, AMC may select and call up specific aircraft needed to fulfill the DOD airlift requirement. AMC may elect to call up only a portion of the available aircraft. If committed aircraft are not designated for call up within 72 hours after CRAF activation, the aircraft shall be released and the contractor shall receive a minimum of five days notice of any subsequent call up, unless a higher stage of CRAF is mandated by DOD contingency requirements. If DOD contingency requirements mandate activation at a higher stage (i.e., Stage II or III), the five days minimum notification requirement is nullified and the appropriate response time to the newly activated stage shall apply.

2.6. CONTRACTOR DUTIES: The contractor shall:

               .    Respond to requests for airlift missions.
               .    Schedule crews to support assigned mission, and deploy stage crews.
               .    Develop mission itinerary in line with airlift requests and required pickup/delivery times.
               .    Flight follow aircraft flying in support of CRAF.
               .    Forward aircraft arrival/departure/advisory messages and
                    mission status to the AMC TACC and AMC/DOBF.

2.7. MINIMUM UTILIZATION OF INTERNATIONAL (LONG-RANGE SECTION) SEGMENT:
Contractors with international (long-range) aircraft called up for service shall be guaranteed an average daily utilization of 4000 paid miles for the duration of the call up, or for a minimum of 30 days, whichever is longer. Only aircraft called up are guaranteed minimum utilization. AMC will give at least 15 days notice of release of an aircraft call up or stage, segment, section or element deactivation. Negotiation of compensation for under-utilization

                                                                    Attachment 1
                                                                      7 April 03

                                       5-1

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

shall be in accordance with the procedures outlined in this contract (see Section B, paragraph 2, Pricing, subparagraph f(2)(a) and shall include all commercial business obtained by the contractor using called up aircraft. Contractors are obligated to utilize their best efforts to obtain commercial business to minimize Government costs during any period of guaranteed utilization including, but not limited to, the 15-day period following notice of release. Contractors may waive these minimum utilization provisions by notifying the CO in writing.

2.8. AIRCRAFT SUBSTITUTION: During CRAF activation, contractors may substitute aircraft of equal capability for aircraft already called up or being called up. Such aircraft must be acceptable to HQ AMC/DOBF and approved for use by the CO.

2.9. VOLUNTEER CONTRACTORS: Contractors may volunteer to perform missions prior to and during CRAF activation. Volunteers supporting contingency requirements prior to CRAF activation, time permitting, may be given the option to be considered activated when the CRAF, and the segment in which their aircraft would normally qualify, is activated, but only to the level of aircraft required. These aircraft may be considered called up first and released last. After volunteers have committed to activation and been called up, additional aircraft, if required, shall be determined and prorated based on mobilization value (MV) of aircraft within the segment and section activated.

2.10. RESPONSE TIME: When the CRAF is activated, response times for contractors shall be 24 hours after aircraft call up and mission assignment for Stages I and II and 48 hours for aircraft call up for Stage III. When the AE segment is activated for Stages II and III, contractors shall, upon notification of aircraft call up, have 48 hours to reconfigure aircraft in baseline status and deliver to the Aeromedical Evacuation Ship Set (AESS) contractor for aeromedical conversion. If required, delivery of one aircraft for conversion per participating company will continue each 24 hours thereafter until all requirements are filled or commitment is exhausted. After the first three aircraft are delivered, the remaining delivery schedule will be established based on the contractor's ability to accept the aircraft (i.e. maximum on ground
(MOG)).

2.11. COMMERCIAL PALLETS: In some cases during CRAF activation, military necessity may require hand loading of passenger baggage on commercial aircraft. Should the need arise, contractors shall be required to furnish commercial pallets to be used as a subfloor for the lower lobes.

3.0. CRAF ACTIVATION PLANNING: Unless otherwise specified in applicable tasking messages, planning for use of CRAF shall be predicated upon the following:

               . Availability, upon 24-hour notice, of those aircraft identified as Stage I and Stage II resources (except for AE Segment), to perform airlift services as required by the Government.

               . Availability, upon 48-hour notice, of those aircraft identified as Stage III resources, to perform airlift services as required by the Government.

               . Effective C2, through commercial and military communication capabilities.

               .    Use of contractor resources to the maximum extent possible.

3.1. SELF-SUPPORT: Contractors are allowed three percent of available ACL, by weight, for necessary self-support. For Extended Twin-Engine Operations (ETOPS) purposes, the ACL is increased to 7.5% for aircraft committed to the AE segment.

3.2. COMMAND AND CONTROL (C2) AGENCY: When requested by HQ AMC/DOBF, contractors shall establish a 24-hour per day C2 agency manned by qualified personnel and located at the contractor's designated C2 agency. Existing resources shall expand as required to maintain operational control of resources. (Existing resources include, but are not limited to, such items as facilities, personnel, and communication networks.) When requested during CRAF activation, the contractor shall provide the pre-designated MOBREP or TAG personnel to HQ AMC, Scott AFB IL.

                                                                    Attachment 1
                                                                      7 April 03

                                       5-2

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

3.3. PERSONNEL: The contractor shall furnish, or subcontract for, all personnel required in the performance of operations at commercial facilities. During operations, contractors shall procure, position, supervise, and train their own employees.

3.4. LOADING SUPERVISORS: During CRAF activation, contractors may be required to provide highly qualified and certified aircraft loading supervisory personnel to report where directed by HQ AMC/DOBF. Any decision to position key personnel will be designed to facilitate enhanced airlift movement.

3.5. CREW COMPOSITION: The contractor is required to maintain a minimum 4:1 crew ratio (four qualified flight-deck crews per aircraft), exclusive of those with Reserve or National Guard commitments, and material to enable at least 10 hours per day utilization of each aircraft. During CRAF activation, flight deck crewmembers must be US citizens eligible for a SECRET clearance. Within 15-days after requested by the CO, the contractor shall submit a list of names of the eligible crewmembers to HQ AMC/DOBF. Indigenous personnel may be used to fulfill other personnel requirements in accordance with company policy.

3.6. CIVIL AIRLIFT SUPPORT ELEMENT (CASE): Upon request of AMC TACC, the AMC Contingency Support Staff (CSS) CRAF Cell shall recruit a team of two to four Civil Airlift Support Specialists (CASS), possessing cargo and passenger expertise, and volunteered by civil air contractor resources, to augment an AMC Tanker Airlift Control Element (TALCE) at an on-load or off-load site. The CASE shall act as a liaison between the AMC and the commercial contractors and shall provide the necessary liaison support for commercial aircraft and aircrews as they transit specific airfields.

3.7. LOGISTIC SUPPORT PLANNING: AMC TACC will monitor and coordinate logistic support effectiveness under the airline self-support concept. If the airline cannot self-support, they may request logistic support from AMC on an as available basis.

3.8. POL FACILITIES AND RESUPPLY CAPABILITY: When available, AMC will provide adequate POL facilities and resupply capability at all planned contingency bases. If fuel cannot be made available, suitable alternate airfields will be recommended. Report deficiencies to AMC TACC.

4.0. CRAF ACTIVATION NOTIFICATION AND CONTRACTOR ACTIONS: CRAF activation messages are transmitted over commercial circuits to each contractor. Minimum actions to be taken by the contractor upon receipt of each message are as follows:

4.1. CRAF ACTIVATION WARNING MESSAGE: Upon receipt of this message, contractors shall ensure:

     . Personnel are assigned to its operations control center so as to provide 24-hour coverage.

     . Personnel who have been requested by AMC TACC/CC shall report where directed by HQ AMC/DOBF.

4.1.1. STAGE I, II and III ACTIVATION WARNING MESSAGE: Upon receipt of these messages, contractors shall:

     . Review the operational and maintenance status of all company aircraft allocated to support Stage I and II of CRAF.

     . Prepare to recall and mobilize aircraft and aircrews designated to participate in Stages I and II.

     .    Review personnel support requirements.

     .    Review the availability of aircraft spares and support equipment.

     .    Ensure DOD navigation route kits are current and available for use.

                                                                    Attachment 1
                                                                      7 April 03

                                       5-3

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

     . Ensure all personnel scheduled to travel overseas have a current and valid US passport or an application for a passport. Follow preparatory requirements to issue Geneva Convention Cards.

     . Issue Geneva Convention Cards, during Stage I and II activation, at the direction of AMC.

4.2. STAGE I, II, and III ACTIVATION MESSAGE: Upon receipt of this message, contractors shall:

     . Ensure Geneva Convention Identification cards have been issued, as appropriate, to noncombatant contractor personnel who are transiting war regions and are subject to becoming prisoners of war.

     . Prepare and standby for aircraft call up and AMC airlift mission assignments.

     . Acknowledge agreement with time and tail numbers of aircraft called up, by writing initials on the message. Acknowledged copy shall be returned via fax to the CO at 618-256-2804/8316.

5.0. NAVIGATION ROUTE KITS: Upon activation of any stage of the CRAF, the contractor shall place a navigation route kit aboard each aircraft called up, and it shall remain with the aircraft during operations.

5.1. IN-FLIGHT COMMAND COMMUNICATION PROCEDURES: The TALCE Commander or senior AMC representative will ensure the aircrew receives the following: associated hands-on training and issue of GCWDE accomplished by AMC disaster preparedness personnel, if directed by AMC CSS CRAF Cell; the latest available communications information concerning the proposed route of flight; the latest intelligence information associated with the route of flight and destination; and enough authentication material (tables) to cover the following 72 hours. Authentication documents shall be made available to flight deck aircrew members at military bases provided they are flying a mission directly related to the activation and have proper identification. These documents shall be treated as classified and disposed of IAW classified disposal procedures.

5.2. EARLY DEPARTURE: During CRAF activation, the AMC CSS CRAF Cell, in conjunction with the aircraft pilot in command, may authorize early departure from any station.

5.3. ROUTE SUPPORT: During CRAF activation, military and commercial transport aircraft flying in support of the contingency shall receive the same priority.

5.3.1. ROUTE (GROUND) SUPPORT TRAFFIC: During CRAF activation, route (ground) support traffic shall be assigned the same movement priority as AMC route (ground) support traffic.

5.4. DEFICIENCIES IN SUPPORT: Deficiencies in support requirements at commercial airports during CRAF activation shall be reported to the AMC CSS CRAF Cell.

5.5. MATERIAL HANDLING EQUIPMENT (MHE) DURING ACTIVATION: AMC TACC will be responsible for assuring availability of adequate cargo and passenger MHE, to support planned workload at all on-load and off-load locations.

5.5.1. CONTRACTOR-PROVIDED MHE: Contractors shall provide wide-body MHE from their resources, when available, if compatible military equipment cannot be pre-positioned.

5.5.2. CONTRACTOR-POSITIONING OF MHE: Positioning of contractor MHE will normally be the contractor's responsibility.

5.5.3. GOVERNMENT-POSITIONING OF MHE: AMC will position MHE that exceeds the contractor capability to position.

5.5.4. PAYMENT FOR MHE: Payment to contractors for use of MHE and equipment operators shall be settled under the authority of the Changes Clause of this agreement.

                                                                    Attachment 1
                                                                      7 April 03

                                       5-4

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

5.6. REGROUP OPERATIONS: Aircraft and resources shall be considered dispersed in place and regrouped in accordance with the provisions of this attachment and AMC CSS CRAF Cell.

5.6.1. PRESERVATION OF AIRLIFT RESOURCES: When planning for employment of civil airlift augmentation during a national emergency, consideration must be given to the preservation of airlift resources.

5.6.2. AIRCRAFT IN FLIGHT: Aircraft in flight over CONUS shall be dispersed to safe haven bases, as directed by ATC authorities. If such dispersal plans are implemented, operations will be in accordance with the requirements of that portion of the Emergency Security Control of Air Traffic (ESCAT) plan which is in effect. If any part of the ESCAT plan is ordered while dispersal is in progress, dispersal operations will be revised as required to comply with ESCAT. When conditions permit, company management shall retain control of the dispersed aircraft and shall direct re-assembly of aircraft at predetermined regroup operating bases, or dispatch to specified on-load bases. Airlift mission assignments will then come from AMC TACC and be routed through the contractor corporate management and operations personnel.

5.6.3. NORTH AMERICAN AEROSPACE DEFENSE (NORAD): NORAD Instruction 10-41(S), Wartime Safe Passage of Friendly Military Aircraft, provides the safe passage procedures for aircraft departing from and returning to the CONUS. Specific IFF/SIF instructions are detailed in the "NORAD Master SPINS" Document. Allocated aircraft that are offshore when safe passage procedures are implemented shall divert to the nearest base listed below, or as directed by ATC, to obtain specific procedural information required for penetration and operation in the NORAD area. Base operations at one of the following locations shall provide the NORAD information prior to departing for entry into the NORAD defense area. AMC/TACC will work with the AMC/CSS CRAF Cell and contractor operations personnel to ensure that appropriate classified Safe Passage and IFF/SIF information is made available to contractors. Upon activation of CRAF, and when required by NORAD, Safe Passage Procedures provide that each individual possess a SECRET clearance prior to being granted access.

     . ATLANTIC AREA. Rhein-Main AB, Germany; Incirlik AB, Turkey; and Lajes Field, Azores.

     . PACIFIC AREA. Andersen AFB, Guam; Yokota AB, Japan; Kadena AB, Okinawa; Hickam AFB, Hawaii; Elmendorf AFB/Cold Bay Air Force Specialty (AFS) (714 ACWS), Alaska. (If aircraft is on the ground at Anchorage International, contact Elmendorf AFB. If aircraft is airborne within the Alaska area, divert to AFS.)

5.6.4. DISPERSED AIRCRAFT: Once a copy of the appropriate NORAD Safe Passage procedures is obtained, dispersed aircraft identified in paragraph 5.6.2., Aircraft in Flight, above shall be directed to a CONUS regroup base, or a CONUS on-load base.

5.7. TRAFFIC AND TERMINAL SERVICES: During CRAF activation, all APOE functions required will be provided by the responsible AMC Numbered Air Force (NAF) - CONUS.

5.8. COMMUNICATIONS NETWORKS: Reliable continuous communications service is necessary to support mission control. The contractor shall provide additional point-to-point circuits essential to contractor operations.

5.8.1. GLOBAL HIGH FREQUENCY (HF) SYSTEM: Existing USAF Global HF System facilities shall be used as an alternate when commercial facilities are not available. Frequencies for USAF Global HF System stations are listed in the current DOD FLIP.

5.8.2. AIRCRAFT COMMUNICATIONS: Contractor aircraft shall be capable of communicating with US Air Force Communications Control Stations as outlined in the current FLIP enroute supplement, National, and International section.

6.0. AEROMEDICAL EVACUATION (AE): The aeromedical capability of AMC includes the B-767 aircraft modified with the AESS. The AESS is connected to the aircraft's electrical system through an electrical connector, which shall be installed by the Government's contractor, L-3. The following data is required from those contractors with B-767s committed to the aeromedical program and shall be provided no more than 90 days after the CRAF contract effective date. (Data shall also be provided at the time of any change of aircraft tail number committed to

                                                                    Attachment 1
                                                                      7 April 03

                                       5-5

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

the AE segment of CRAF, or at the time of any change in the electrical load that would affect the FAA work order for the kit installation.)

     . A work order with FAA approved data from the air contractor describing the modification in detail such that the E-Systems FAA Repair Station can perform the work and return the aircraft to service (limited to the electrical connector installation effort). The work order shall address location of the circuit breakers to be added to the P31, P32 power panels, primary pickup connection points, routing of the new harnesses and location of the added electrical connectors. Circuit breakers, which must be collared to meet the electrical load requirements of the CRAF AESS load, shall also be identified in the work order.

     . Appropriate modified electrical load analysis validating the availability of the required CRAF electrical power at the new connectors.

     . Appropriate modified weight and balance data validating the electrical connector installation.

6.1. REQUIRED PERFORMANCE: The AE portion of the program is activated only in Stage II or III. The utilization rate for planning is 13 hours per aircraft per day. When AE aircraft are called up, the air contractor shall position the aircraft to the location designated by the Government, in baseline configuration, within 48 hours after call up. The air contractor shall baseline the aircraft IAW Specification Drawings and the number 89CD0161, Revision K (or the most current revision thereto) and 7590ICD00001, Revision L (or the most current revision thereto) to exclude the electrical connectors which will be installed by the AE installation contractor. Specification Drawings can be obtained by contacting HQ AMC/DOBF at 618-229-1751.

6.2. COSTS FOR BASELINING: Costs for baselining shall be submitted to the Procuring Contracting Officer (PCO), negotiated and incorporated by modification. The installation contractor shall do all unpacking and installation of the CRAF AESS onto the aircraft. If a dispute arises between the air contractor and the AESS installation contractor about the suitability of the aircraft for AESS installation, which cannot be resolved between the air contractor and the installation contractor, the dispute shall immediately be elevated to the CO for resolution. When AE aircraft are no longer required, the contractor will return the aircraft to the AESS contractor site for removal and repackaging of the CRAF AESS. Scheduling of aircraft returning to the AESS installation contractor will be coordinated between the contractor and the AESS installation contractor. In the event AE aircraft are released from call up in large numbers, HQ AMC/DOBF will be responsible for coordinating with air contractors and the AE installation contractor to establish a priority system for expeditiously processing each aircraft.

6.2.1. POSITIONING AND DEPOSITING: The Government will pay for the positioning and depositioning legs to the specified reconfiguration location IAW AMC Aeromedical Airlift Uniform Rates and Rules.

6.3. FAA APPROVED TRAINING PROGRAM: Contractor shall develop an FAA approved training program to facilitate operation of AE mission under PART 121 of the FARs. When a FAR deviation is required during AE operations in support of AMC, refer to FAR Part 119.55, Obtaining Deviation Authority To Perform Operations Under A US Military Contract, for instructions on how to request relief from the specified FAR.

6.4. CONTRACTOR-PROVIDED SERVICES: The contractor shall provide the following items and services:

     . A maintenance foreman and aircraft inspector, capable of signing off maintenance write-ups and logbooks, at AESS contractor facility for the duration of the installation process.

     . Floor pallets and cargo netting (767-300ER) or LD-2 containers (767-200ER) in the aft cargo hold, as required, to facilitate movement of medical equipment and supplies. Space will also be made available for securing passenger baggage when patients or passengers are transported from the theater of operations to the CONUS.

     . One life vest, emergency egress card and airsickness bag for each AECM, Critical Care Air Transport Team (CCATT) and patient listed on the manifest, per aircraft. These life vests will be removed from the seats and placed in the overhead storage compartments when the aircraft is "baselined" by the airline.

                                                                    Attachment 1
                                                                      7 April 03

                                       5-6

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

     . Meal service shall be IAW SOW, paragraph 1.1.4, Meal Service for PE Channel Missions. The medical crew will designate which patients can or cannot receive meals or beverages. If special patient meals are necessary, they will be provided from the originating hospital. Additionally, the contractor shall stock excess water above what is normally required for peacetime passenger missions and bouillon. Alcohol is prohibited on AE Flights.

6.5. HAZARDOUS CARGO: Hazardous cargo shall not be permitted on AE flights.

6.6. CERTIFIED MEDICAL EQUIPMENT: Medical equipment shall be certified for in-flight use IAW airworthiness standards maintained at 311 HSW/YAML. Documentation of specific certified equipment is available upon request. Equipment not approved for in-flight use on B-767s will undergo an operational checkout IAW the aircraft supplemental flight manual procedures provided by the Government in the CRAF AESS packaging.

6.7. EXECUTION OF FLIGHT: When required, AE aircraft shall be used to return AECMs, approved medical equipment and supplies from CONUS to the theater of operations.

6.7.1. REFUELING AND LIQUID OXYGEN (LOX): Refueling and LOX servicing should normally be accomplished prior to enplaning patients; however, if this is not possible, an emergency crash and rescue vehicle shall be required to stand by the aircraft during concurrent servicing.

6.7.2. INFORMATION EXECUTION: The pilot in command, In-flight Manager and Medical Crew Director (MCD) shall exchange the following information at least thirty minutes prior to takeoff: expected enroute weather, enroute flying time, patient status that may affect AE operations, and any additional information that may be pertinent.

6.7.3. FLIGHT ATTENDANT DUTIES: Contractor flight attendant personnel shall accomplish the following duties:

     . Direct the AECMs and patients during all ground or in-flight emergencies.

     . Accomplish all standard in-flight briefings, including the addition of remarks that "during a cabin decompression the top litter patient will pass the emergency oxygen mask to the lower litter patients."

6.7.4. AECM REQUIREMENTS: AECMs include qualified flight nurses and AE technicians and may be augmented, as required. These medical personnel are responsible for the following:

     . The MCD is the overall AE mission commander, while the pilot in command retains sole responsibility for safety of flight. Changes in flight profiles will be coordinated between the MCD and the pilot in command, if the situation or time permits. The welfare of the patients is a prime consideration in all such decisions; however, safety is the final determinant. The C2 center shall be advised and guidance requested for all aircraft or medical emergencies that require diversions.

6.7.5. MEDICAL RESTRICTIONS: When possible, HQ AMC TACC/XOGA will relay any altitude or flight restrictions due to medical reasons to the contractor's C2 agency at least 12 hours prior to flight departure. The MCD will also brief this information to the pilot in command prior to the flight.

6.7.6. MEDICAL EMERGENCIES: The MCD will have the final decision on medical emergencies affecting manifested patients and will ensure that all patients are briefed on AE emergency procedures affecting them. Additionally, they shall perform the following duties:

     .    Enplane and deplane all patients.
     .    Secure all medical equipment.

                                                                    Attachment 1
                                                                      7 April 03

                                       5-7

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

     . Collect and properly dispose of all medical wastes. Medical waste shall be collected and stored separately from common waste.

     .    Assist flight attendants and flight crew during aircraft emergencies.

6.7.7. MEDICAL ATTENTION DURING TAKEOFF: Should the medical condition of any patient require attention during takeoff, enroute cruise or landing, and the seat belt sign is on, AECMs shall be secured with straps to the litter and remain standing during these phases of flight.

6.8. AIRCRAFT IDENTIFICATION: For all flights where patients are carried, the aircraft shall use the "Air Evac" call sign.

6.9. CONFIGURATION CONTROL: Configuration drawings of all variations and tail number associated with the variation of aircraft formally committed to the AE role shall be provided to the AESS installation contractor annually, within three months after the start of this contract and as changes occur thereafter during the life of the contract. This information shall also be provided to HQ AMC/DOBF and HQ AMC/DOV. The contractor shall provide a representative name, office and telephone number to the AESS installation contractor annually or whenever a change in personnel occurs. This representative shall be responsible for maintaining and coordinating the AESS drawings with the contractor responsible for installation of the AE shipments.

6.9.1. DRAWING SUBMISSION: Contractors initially offering aircraft to the AE segment must submit drawings to the AESS installation contractor for evaluation prior to acceptance into the AE segment and prior to awarding of this contract.

6.9.2. AIRCRAFT CONFIGURATION: The Boeing 767-200 series aircraft can be configured with 87 litters and 30+ seats. The Boeing 767-300 series aircraft can be configured with 87 litters and 50+ seats. Once an aircraft is configured, it cannot be changed by anyone other than a FAA certified aircraft mechanic or engineer with access to the FAA approved Supplemental Type Certificate for that aircraft.

7.0. CONTRACTOR ENROUTE SUPPORT: During CRAF activation, contractors shall utilize existing contracts and arrangements for aircraft servicing and support to the greatest extent possible. The aircrew shall contact the contractor enroute support station only when such services are not available through normal commercial means, or when special requirements exist (such as classified briefings, materials issue/storage, the hands-on training and issue of GCWDE) which exceed normal commercial arrangements.

7.1. CONTRACT PROVISIONS FOR CONTRACTOR ENROUTE SUPPORT: All contractor enroute support services provided in connection with the CRAF shall be through provisions of a contract modification issued by HQ AMC. The AMC TACC and/or AMC/DO will request contractor enroute support at select stations as required during CRAF activation. The CO shall issue a contract modification for stations activated.

7.1.1. CONTRACTOR ENROUTE SUPPORT SERVICES: The contractor providing enroute support shall act as the primary agent for any enroute services required, whether specifically providing them or acquiring them through alternative sources. Should appropriate support be unavailable, the contractor providing enroute support should contact AMC C2 and the CO, either directly through CRAF contractor operations or by any other expeditious means.

7.1.1.1. CIVIL AIRCRAFT SUPPORT: Contractor enroute support services consist of ensuring ground support for all civil aircraft and crews participating in US military airlift operations. Services performed by the enroute support contractor will vary from station to station depending upon the services provided and the workload involved.

7.1.1.2. DOD AIRCRAFT SUPPORT: AMC may occasionally request contractor enroute support or limited services for DOD aircraft. Should a priority determination be required, the contractor providing enroute support shall communicate with HQ AMC/DOY or DOBF for further guidance.

7.2. GCWDE MANAGEMENT: Contractors providing enroute support shall arrange for suitable facilities necessary for their on-site CRAF GCWDE program. AMC designated disaster preparedness personnel will provide

                                                                    Attachment 1
                                                                      7 April 03

                                       5-8

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

the necessary administrative and inspection requirements. HQ AMC/DOBF will coordinate with the designated contractor enroute support station managers on this program.

7.3. LIMITING FACTORS: The contractor providing enroute support shall advise AMC of any limiting factors that may affect the CRAF mission flow. When required, AMC will take action to mitigate these limitations.

7.4. BILLING INFORMATION:

7.4.1. PERIOD OF OBLIGATION AND LIMITS OF PAYMENTS FOR SERVICES: A Change Order to the contract shall specify period of obligation and the limits of payments for services.

7.4.2. CHARGES TO THE CONTRACTOR ENROUTE SUPPORT STATION: CRAF contractors, other than the primary contractor providing enroute support, shall bill the primary contractor for the costs incurred. Any contractor disputes will be mitigated by the CO.

7.4.3. CHARGES TO THE GOVERNMENT: HQ AMC will provide a planning forecast of anticipated traffic for each contractor enroute support station designated. Normally, the contractor enroute support operations at a given station should be self-sustaining, provided an accurate traffic forecasted is generated. In the event such traffic is not generated, the contractor enroute support station may charge the excess cost to the US Government in accordance with the Change Order limitation.

7.4.3.1. SERVICES REQUIRED BY AMC TO BE NO COST TO USING CONTRACTOR: Normally, civil contractors shall individually coordinate and pay for enroute services required and rendered. However, AMC may require the contractor providing general enroute support services to provide or arrange for some or all of the services for CRAF aircraft at no cost to the using CRAF contractor. In such cases, contractor enroute support services are chargeable to the US Government.

                                                                    Attachment 1
                                                                      7 April 03

                                       5-9

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT NO.:     F11626-03-D-0024

---------------------------------------------------------------------------------------------------------------------------------
               DEPARTMENT OF DEFENSE                                 1. CLEARANCE AND SAFEGUARDING
    CONTRACT SECURITY CLASSIFICATION SPECIFICATION                   a. FACILITY CLEARANCE REQUIRED
   (The requirements of the DoD Industrial Security                                  SECRET
 Manual apply to all security aspects of this effort.)               b. LEVEL OF SAFEGUARDING REQUIRED
                                                                                     SECRET
---------------------------------------------------------------------------------------------------------------------------------
2.  THIS SPECIFICATION IS FOR:                               3. THIS SPECIFICATION IS:
    (X and complete as applicable)                              (X and complete as applicable)
---------------------------------------------------------------------------------------------------------------------------------
[X]  a. PRIME CONTRACT NUMBER                                [X] a. ORIGINAL (Complete date in all cases)   DATE (YYYYMMDD)
              F11626-2003-D-0024                                                                                20020611
---------------------------------------------------------------------------------------------------------------------------------
[ ]  b. SUBCONTRACT NUMBER                                   [ ] b. REVISED            REVISION NO.         DATE (YYYYMMDD)
                                                                    (Supersedes all
                                                                     previous specs)
---------------------------------------------------------------------------------------------------------------------------------
[X]  c. SOLICITATION OR OTHER NUMBER   DUE DATE (YYYYMMDD)                                                  DATE (YYYYMMDD)
          F11626-03-R-0002                                   [ ] c. FINAL (Complete Item 5 in all cases)
---------------------------------------------------------------------------------------------------------------------------------
4.  IS THIS A FOLLOW-ON CONTRACT?                      [X] YES   [ ] NO. If Yes, complete the following:
    Classified material received or generated under F11626-02-D-0007 (Preceding Contract Number) is transferred to this follow-on contract.
---------------------------------------------------------------------------------------------------------------------------------
5.  IS THIS A FINAL DD FORM 254?                       [ ] YES   [X] NO. If Yes, complete the following:
    In response to the contractor's request dated              , retention of the classified material is authorized for the
                                                  -------------
    period of
              ----------------
---------------------------------------------------------------------------------------------------------------------------------
6.  CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

    American Airlines                       1D5J4                  Defense Security Service (S31IR)
    700 DFW Business Center                                        5800 E. Campus Circle Drive, #110A
    MD 1302                                                        Irving, TX 75063
    DFW Airport, TX 75261
---------------------------------------------------------------------------------------------------------------------------------
7.  SUBCONTRACTOR
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
8.  ACTUAL PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
a.  LOCATION                            b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
9.  GENERAL IDENTIFICATION OF THIS PROCUREMENT

---------------------------------------------------------------------------------------------------------------------------------
10. CONTRACTOR WILL REQUIRE                                     11. IN PERFORMING THIS CONTRACT, THE
    ACCESS TO:                                   YES   NO           CONTRACTOR WILL:                               YES   NO
---------------------------------------------------------------------------------------------------------------------------------
 a. COMMUNICATIONS SECURITY (COMSEC)                             a. HAVE ACCESS TO CLASSIFIED INFORMATION
    INFORMATION                                  [X]   [ ]          ONLY AT ANOTHER CONTRACTOR'S FACILITY
                                                                    OR A GOVERNMENT ACTIVITY                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 b. RESTRICTED DATA                              [ ]   [X]       b. RECEIVE CLASSIFIED DOCUMENTS ONLY              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION   [ ]   [X]       c. RECEIVE AND GENERATE CLASSIFIED MATERIAL       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 d. FORMERLY RESTRICTED DATA                     [ ]   [X]       d. FABRICATE, MODIFY, OR STORE CLASSIFIED
                                                                    HARDWARE                                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 e. INTELLIGENCE INFORMATION                                     e. PERFORM SERVICES ONLY                          [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (1) Sensitive Compartmented Information                      f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION
        (SCI)                                    [ ]   [X]          OUTSIDE THE U.S., PUERTO RICO, U.S.
                                                                    POSSESSIONS AND TRUST TERRITORIES              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (2) Non-SCI                                  [X]   [ ]       g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE
                                                                    TECHNICAL INFORMATION CENTER (DTIC) OR OTHER
                                                                    SECONDARY DISTRIBUTION CENTER                  [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 f. SPECIAL ACCESS INFORMATION                   [ ]   [X]       h. REQUIRE A COMSEC ACCOUNT                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 g. NATO INFORMATION                             [ ]   [X]       i. HAVE TEMPEST REQUIREMENTS                      [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 h. FOREIGN GOVERNMENT INFORMATION               [ ]   [X]       j. HAVE OPERATIONS SECURITY (OPSEC)
                                                                    REQUIREMENTS                                   [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 i. LIMITED DISSEMINATION INFORMATION            [ ]   [X]       k. BE AUTHORIZED TO USE THE DEFENSE COURIER
                                                                    SERVICE                                        [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 j. FOR OFFICIAL USE ONLY INFORMATION            [X]   [ ]       l. OTHER (Specify)
                                                                    Receive and store classified information and
                                                                    COMSEC material (such as STE phones &
                                                                    KOV - 14 cards)                                [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 k. OTHER (Specify)
    Intelligence briefings, in order to
    perform Contract requirements.               [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------

DD FORM 254, DEC 1999         PREVIOUS EDITION IS OBSOLETE.

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT NO.:     F11626-03-D-0024
--------------------------------------------------------------------------------
12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release
     [ ] Direct [X] Through (Specify)

     HQ, AMC/DOF                                     HQ AMC/PA
     402 Scott Driv., Unit 3A1                       503 Ward Street, Suite 214
     Scott AFB IL 62225-5302            and          Scott AFB, IL 62225-5302

     to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.
     *In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.
--------------------------------------------------------------------------------
13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

     1. CRAF REQUIREMENTS (THIS CONTRACT, SECTION C, APPENDIX 5). Written materials and conversations are classified, if they involve or refer to any of the specifics in the DOD war plans involving use of the CRAF. Written materials and conversations are considered essential elements of information (EEI), if they refer to any of the specifics of the movement of DOD cargo and/or passengers. When certain specifics of EEI are combined together, they can be considered classified.

     2. PEACETIME CLEARANCE REQUIREMENTS. The contractor shall comply with the requirements listed in this contract and be granted, at a minimum, an interim Facility Clearance of SECRET prior to award of this contract. The contractor shall possess a final FCL prior to receipt of COMSEC material.

     3. COMSEC MATERIALS. COMSEC materials required for CRAF carriers will be furnished by the CRAF Program management office. Secure telephone equipment
     (STE) and secure data facsimile machines will be issued, as Government furnished equipment (GFE), to all CRAF carrier operations centers and those carriers with CRAF enroute support responsibilities. Data encryption/decryption devices will be issued, when needed, to CRAF carriers, for secure air to ground communications and authentication purposes. Additional COMSEC materials required by CRAF cockpit crewmembers, while enroute on a CRAF mission, may be obtained at the Base Airfield Operations function, when transiting a military air base.

     4. DURING CRAF ACTIVATION. Written materials and briefings provided to CRAF cockpit crewmembers, by the military, at onload, enroute, or destination stations will be classified in accordance with the highest classification, not to exceed SECRET, if they involve or refer to intelligence briefings, buffer zone briefings, overfly briefings, secure launch procedures, safe passage procedures, or authenticator extracts.

     NOTE: Downgrading/declassification instructions are not provided for the above, in that the operational and intelligence briefings may range from unclassified through SECRET and are given verbally to CRAF cockpit crewmembers.

--------------------------------------------------------------------------------
14.  ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM
     requirements, are established for this contract.             [ ] Yes [X] No
     (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which Identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
15.  INSPECTIONS. Elements of this contract are outside the inspection
     responsibility of the cognizant security office.             [ ] Yes [X] No
     (If Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.
--------------------------------------------------------------------------------

a. TYPED NAME OF CERTIFYING   b. TITLE              c. TELEPHONE (Include Area
   OFFICIAL                                            Code)
   DAVID W. JENSEN, COL          Chief, Civil Air            (618)229-1751
   USAF                          Division
                                 Directorate of
                                 Operations
--------------------------------------------------------------------------------
d. ADDRESS (Include Zip Code)         17. REQUIRED DISTRIBUTION
   HQ AMC/DOF                         [X]    a. CONTRACTOR
   402 SCOTT DR., UNIT 3A1            [ ]    b. SUBCONTRACTOR
   SCOTT AFB, IL 62225-5302           [X]    c. COGNIZANT SECURITY OFFICE FOR
-------------------------------------           PRIME AND SUBCONTRACTOR
e. SIGNATURE                          [ ]    d. U.S. ACTIVITY RESPONSIBLE FOR
                                                OVERSEAS SECURITY ADMINISTRATION
                                      [X]    e. ADMINISTRATIVE CONTRACTING
   /s/ David W. Jensen                          OFFICER
                                      [X]    f. OTHERS AS NECESSARY
                                                                Sharon Thompson
                                                               AMC/SFI 30 Jun 03
--------------------------------------------------------------------------------
DD FORM 254 (BACK), DEC 1999

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT NO.:     F11626-03-D-0024

---------------------------------------------------------------------------------------------------------------------------------
               DEPARTMENT OF DEFENSE                                 1. CLEARANCE AND SAFEGUARDING
    CONTRACT SECURITY CLASSIFICATION SPECIFICATION                   ------------------------------------------------------------
   (The requirements of the DoD Industrial Security                  a. FACILITY CLEARANCE REQUIRED
 Manual apply to all security aspects of this effort.)                               SECRET
                                                                     ------------------------------------------------------------
                                                                     b. LEVEL OF SAFEGUARDING REQUIRED
                                                                                     SECRET
---------------------------------------------------------------------------------------------------------------------------------
2.  THIS SPECIFICATION IS FOR:                                3. THIS SPECIFICATION IS:
    (X and complete as applicable)                            (X and complete as applicable)
---------------------------------------------------------------------------------------------------------------------------------
[X]  a. PRIME CONTRACT NUMBER                                [X] a. ORIGINAL (Complete date in all cases)   DATE (YYYYMMDD)
              F11626-2003-D-0024                                                                                20030611
---------------------------------------------------------------------------------------------------------------------------------
[ ]  b. SUBCONTRACT NUMBER                                   [ ] b. REVISED            REVISION NO.         DATE (YYYYMMDD)
                                                                    (Supersedes all
                                                                     previous specs)
---------------------------------------------------------------------------------------------------------------------------------
[X]  c. SOLICITATION OR OTHER NUMBER   DUE DATE (YYYYMMDD)                                                  DATE (YYYYMMDD)
          F11626-03-R-0002                                   [ ] c. FINAL (Complete Item 5 in all cases)
---------------------------------------------------------------------------------------------------------------------------------
4.  IS THIS A FOLLOW-ON CONTRACT?                      [X] YES   [ ] NO. If Yes, complete the following:
    Classified material received or generated under F11626-02-D-0007 (Preceding Contract Number) is transferred to this follow-on contract.
---------------------------------------------------------------------------------------------------------------------------------
5.  IS THIS A FINAL DD FORM 254?                       [ ] YES   [X] NO. If Yes, complete the following:
    In response to the contractor's request dated              , retention of the classified material is authorized for the
                                                  -------------
    period of
              ----------------
---------------------------------------------------------------------------------------------------------------------------------
6.  CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

    Continental Airlines, Inc.              5Z459                  Defense Security Service (S31IR)
    1600 Smith St., Suite 1612D                                    5800 E. Campus Circle Drive, #110A
    Houston, TX 77002                                              Irving, TX 75063
---------------------------------------------------------------------------------------------------------------------------------
7.  SUBCONTRACTOR
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
8.  ACTUAL PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
a.  LOCATION                            b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
9.  GENERAL IDENTIFICATION OF THIS PROCUREMENT

---------------------------------------------------------------------------------------------------------------------------------
10. CONTRACTOR WILL REQUIRE                                     11. IN PERFORMING THIS CONTRACT, THE
    ACCESS TO:                                   YES   NO           CONTRACTOR WILL:                               YES   NO
---------------------------------------------------------------------------------------------------------------------------------
 a. COMMUNICATIONS SECURITY (COMSEC)                             a. HAVE ACCESS TO CLASSIFIED INFORMATION
    INFORMATION                                  [X]   [ ]          ONLY AT ANOTHER CONTRACTOR'S FACILITY
                                                                    OR A GOVERNMENT ACTIVITY                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 b. RESTRICTED DATA                              [ ]   [X]       b. RECEIVE CLASSIFIED DOCUMENTS ONLY              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION   [ ]   [X]       c. RECEIVE AND GENERATE CLASSIFIED MATERIAL       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 d. FORMERLY RESTRICTED DATA                     [ ]   [X]       d. FABRICATE, MODIFY, OR STORE CLASSIFIED
                                                                    HARDWARE                                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 e. INTELLIGENCE INFORMATION                                     e. PERFORM SERVICES ONLY                          [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (1) Sensitive Compartmented Information                      f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION
        (SCI)                                    [ ]   [X]          OUTSIDE THE U.S., PUERTO RICO, U.S.
                                                                    POSSESSIONS AND TRUST TERRITORIES              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (2) Non-SCI                                  [X]   [ ]       g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE
                                                                    TECHNICAL INFORMATION CENTER (DTIC) OR OTHER
                                                                    SECONDARY DISTRIBUTION CENTER                  [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 f. SPECIAL ACCESS INFORMATION                   [ ]   [X]       h. REQUIRE A COMSEC ACCOUNT                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 g. NATO INFORMATION                             [ ]   [X]       i. HAVE TEMPEST REQUIREMENTS                      [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 h. FOREIGN GOVERNMENT INFORMATION               [ ]   [X]       j. HAVE OPERATIONS SECURITY (OPSEC)
                                                                    REQUIREMENTS                                   [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 i. LIMITED DISSEMINATION INFORMATION            [ ]   [X]       k. BE AUTHORIZED TO USE THE DEFENSE COURIER
                                                                    SERVICE                                        [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 j. FOR OFFICIAL USE ONLY INFORMATION            [X]   [ ]       l. OTHER (Specify)
                                                                    Receive and store classified information and
                                                                    COMSEC material (such as STE phones &
                                                                    KOV - 14 cards)                                [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 k. OTHER (Specify)
    Intelligence briefings, in order to
    perform Contract requirements.               [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------

DD FORM 254, DEC 1999         PREVIOUS EDITION IS OBSOLETE.

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT N0.:     Fl1626-03-D-0024
--------------------------------------------------------------------------------
12. PUBLIC RELEASE. Any information (classified or unclassified) partaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release
     [ ] Direct [X] Through (Specify)

     HQ, AMC/DOF                                     HQ AMC/PA
     402 Scott Driv., Unit 3A1                       503 Ward Street, Suite 214
     Scott AFB IL 62225-5302            and          Scott AFB, IL 62225-5302

     to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.
     *In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.
--------------------------------------------------------------------------------
13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, of forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

     1. CRAF REQUIREMENTS (THIS CONTRACT, SECTION C, APPENDIX 5). Written materials and conversations are classified, if they involve or refer to any of the specifics in the DOD war plans involving use of the CRAF. Written materials and conversations are considered essential elements of information (EEI), if they refer to any of the specifics of the movement of DOD cargo and/or passengers. When certain specifics of EEI are combined together, they can be considered classified.

     2. PEACETIME CLEARANCE REQUIREMENTS. The contractor shall comply with the requirements listed in this contract and be granted, at a minimum, an interim Facility Clearance of SECRET prior to award of this contract. The contractor shall possess a final FCL prior to receipt of COMSEC material.

     3. COMSEC MATERIALS. COMSEC materials required for CRAF carriers will be furnished by the CRAF Program management office. Secure telephone equipment
     (STE) and secure data facsimile machines will be issued, as Government furnished equipment (GFE), to all CRAF carrier operations centers and those carriers with CRAF enroute support responsibilities. Data encryption/decryption devices will be issued, when needed, to CRAF carriers, for secure air to ground communications and authentication purposes. Additional COMSEC materials required by CRAF cockpit crewmembers, while enroute on a CRAF mission, may be obtained at the Base Airfield Operations function, when transiting a military air base.

     4. DURING CRAF ACTIVATION. Written materials and briefings provided to CRAF cockpit crewmembers, by the military, at onload, enroute, or destination stations will be classified in accordance with the highest classification, not to exceed SECRET, if they involve or refer to intelligence briefings, buffer zone briefings, overfly briefings, secure launch procedures, safe passage procedures, or authenticator extracts.

     NOTE: Downgrading/declassification instructions are not provided for the above, in that the operational and intelligence briefings may range from unclassified through SECRET and are given verbally to CRAF cockpit crewmembers.

--------------------------------------------------------------------------------
14.  ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM
     requirements, are established for this contract.             [ ] Yes [X] No
     (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
15.  INSPECTIONS. Elements of this contract are outside the inspection
     responsibility of the cognizant security office.             [ ] Yes [X] No
     (If Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.
--------------------------------------------------------------------------------
a. TYPED NAME OF CERTIFYING   b. TITLE              c. TELEPHONE (Include Area
   OFFICIAL                      Chief, Civil Air      Code)
   DAVID W. JENSEN, COL          Division                      (618)229-1751
   USAF                          Directorate of
                                 Operations
--------------------------------------------------------------------------------
d. ADDRESS (Include Zip Code)           17. REQUIRED DISTRIBUTION
   HQ AMC/DOF                           [X]  a. CONTRACTOR
   402 SCOTT DR., UNIT 3A1              [ ]  b. SUBCONTRACTOR
   SCOTT AFB, IL 62225-5302             [X]  c. COGNIZANT SECURITY OFFICE FOR
---------------------------------------         PRIME AND SUBCONTRACTOR
e. SIGNATURE                            [ ]  d. U.S. ACTIVITY RESPONSIBLE FOR
                                                OVERSEAS SECURITY ADMINISTRATION
                                        [X]  e. ADMINISTRATIVE CONTRACTING
   /s/ David W. Jensen                          OFFICER
                                        [X]  f. OTHERS AS NECESSARY
                                                                Sharon Thompson
                                                               AMC/SFI 30 Jun 03
--------------------------------------------------------------------------------
DD FORM 254 (BACK), DEC 1999

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT NO.:     F11626-03-D-0024

---------------------------------------------------------------------------------------------------------------------------------
               DEPARTMENT OF DEFENSE                                 1. CLEARANCE AND SAFEGUARDING
    CONTRACT SECURITY CLASSIFICATION SPECIFICATION                   ------------------------------------------------------------
   (The requirements of the DoD Industrial Security                  a. FACILITY CLEARANCE REQUIRED
                                                                                     SECRET
 Manual apply to all security aspects of this effort.)               ------------------------------------------------------------
                                                                     b. LEVEL OF SAFEGUARDING REQUIRED
                                                                                     SECRET
---------------------------------------------------------------------------------------------------------------------------------
2.  THIS SPECIFICATION IS FOR:                                3. THIS SPECIFICATION IS:
    (X and complete as applicable)                               (X and complete as applicable)
---------------------------------------------------------------------------------------------------------------------------------
[X]  a. PRIME CONTRACT NUMBER                                [X] a. ORIGINAL (Complete date in all cases)   DATE (YYYYMMDD)
              F11626-2003-D-0024                                                                                20050611
---------------------------------------------------------------------------------------------------------------------------------
[ ]  b. SUBCONTRACT NUMBER                                   [ ] b. REVISED            REVISION NO.         DATE (YYYYMMDD)
                                                                    (Supersedes all
                                                                     previous specs)
---------------------------------------------------------------------------------------------------------------------------------
[X]  c. SOLICITATION OR OTHER NUMBER   DUE DATE (YYYYMMDD)                                                  DATE (YYYYMMDD)
          F11626-03-R-0002                                   [ ] c. FINAL (Complete Item 5 in all cases)
---------------------------------------------------------------------------------------------------------------------------------
4.  IS THIS A FOLLOW-ON CONTRACT?                      [X] YES   [ ] NO. If Yes, complete the following:
    Classified material received or generated under F11626-02-D-0007 (Preceding Contract Number) is transferred to this follow-on contract.
---------------------------------------------------------------------------------------------------------------------------------
5.  IS THIS A FINAL DD FORM 254?                       [ ] YES   [X] NO. If Yes, complete the following:
    In response to the contractor's request dated              , retention of the classified material is authorized for the
                                                  -------------
    period of
              ----------------
---------------------------------------------------------------------------------------------------------------------------------
6.  CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
    Delta Airlines, Inc.                    7A344                  Defense Security Service (S21AT)
    1300 Delta Boulevard                                           2300 Lake Park Drive, Suite 240
    Dept. 760                                                      Smyma, GA 30080-7606
    Atlanta, GA 30320
---------------------------------------------------------------------------------------------------------------------------------
7.  SUBCONTRACTOR
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
8.  ACTUAL PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
a.  LOCATION                            b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
9.  GENERAL IDENTIFICATION OF THIS PROCUREMENT

---------------------------------------------------------------------------------------------------------------------------------
10. CONTRACTOR WILL REQUIRE                                     11. IN PERFORMING THIS CONTRACT, THE
    ACCESS TO:                                   YES   NO           CONTRACTOR WILL:                               YES   NO
---------------------------------------------------------------------------------------------------------------------------------
 a. COMMUNICATIONS SECURITY (COMSEC)                             a. HAVE ACCESS TO CLASSIFIED INFORMATION
    INFORMATION                                  [X]   [ ]          ONLY AT ANOTHER CONTRACTOR'S FACILITY
                                                                    OR A GOVERNMENT ACTIVITY                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 b. RESTRICTED DATA                              [ ]   [X]       b. RECEIVE CLASSIFIED DOCUMENTS ONLY              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION   [ ]   [X]       c. RECEIVE AND GENERATE CLASSIFIED MATERIAL       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 d. FORMERLY RESTRICTED DATA                     [ ]   [X]       d. FABRICATE, MODIFY, OR STORE CLASSIFIED
                                                                    HARDWARE                                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 e. INTELLIGENCE INFORMATION                                     e. PERFORM SERVICES ONLY                          [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (1) Sensitive Compartmented Information                      f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION
        (SCI)                                    [ ]   [X]          OUTSIDE THE U.S., PUERTO RICO, U.S.
                                                                    POSSESSIONS AND TRUST TERRITORIES              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (2) Non-SCI                                  [X]   [ ]       g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE
                                                                    TECHNICAL INFORMATION CENTER (DTIC) OR OTHER
                                                                    SECONDARY DISTRIBUTION CENTER                  [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 f. SPECIAL ACCESS INFORMATION                   [ ]   [X]       h. REQUIRE A COMSEC ACCOUNT                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 g. NATO INFORMATION                             [ ]   [X]       i. HAVE TEMPEST REQUIREMENTS                      [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 h. FOREIGN GOVERNMENT INFORMATION               [ ]   [X]       j. HAVE OPERATIONS SECURITY (OPSEC)
                                                                    REQUIREMENTS                                   [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 i. LIMITED DISSEMINATION INFORMATION            [ ]   [X]       k. BE AUTHORIZED TO USE THE DEFENSE COURIER
                                                                    SERVICE                                        [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 j. FOR OFFICIAL USE ONLY INFORMATION            [X]   [ ]       l. OTHER (Specify)
                                                                    Receive and store classified information and
                                                                    COMSEC material (such as STE phones &
                                                                    KOV - 14 cards)                                [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 k. OTHER (Specify)
    Intelligence briefings, in order to
    perform Contract requirements.               [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------

DD FORM 254, DEC 1999         PREVIOUS EDITION IS OBSOLETE.

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT NO.:     F11626-03-D-0024
--------------------------------------------------------------------------------
12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release
     [ ] Direct [X] Through (Specify)

     HQ, AMC/DOF                                     HQ AMC/PA
     402 Scott Driv., Unit 3A1                       503 Ward Street, Suite 214
     Scott AFB IL 62225-5302            and          Scott AFB, IL 62225-5302

     to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.
     *In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.
--------------------------------------------------------------------------------
13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

     1. CRAF REQUIREMENTS (THIS CONTRACT, SECTION C, APPENDIX 5). Written materials and conversations are classified, if they involve or refer to any of the specifics in the DOD war plans involving use of the CRAF. Written materials and conversations are considered essential elements of information (EEI), if they refer to any of the specifics of the movement of DOD cargo and/or passengers. When certain specifics of EEI are combined together, they can be considered classified.

     2. PEACETIME CLEARANCE REQUIREMENTS. The contractor shall comply with the requirements listed in this contract and be granted, at a minimum, an interim Facility Clearance of SECRET prior to award of this contract. The contractor shall possess a final FCL prior to receipt of COMSEC material.

     3. COMSEC MATERIALS. COMSEC materials required for CRAF carriers will be furnished by the CRAF Program management office. Secure telephone equipment
     (STE) and secure data facsimile machines will be issued, as Government furnished equipment (GFE), to all CRAF carrier operations centers and those carriers with CRAF enroute support responsibilities. Data encryption/decryption devices will be issued, when needed, to CRAF carriers, for secure air to ground communications and authentication purposes. Additional COMSEC materials required by CRAF cockpit crewmembers, while enroute on a CRAF mission, may be obtained at the Base Airfield Operations function, when transiting a military air base.

     4. DURING CRAF ACTIVATION. Written materials and briefings provided to CRAF cockpit crewmembers, by the military, at onload, enroute, or destination stations will be classified in accordance with the highest classification, not to exceed SECRET, if they involve or refer to intelligence briefings, buffer zone briefings, overfly briefings, secure launch procedures, safe passage procedures, or authenticator extracts.

     NOTE: Downgrading/declassification instructions are not provided for the above, in that the operational and intelligence briefings may range from unclassified through SECRET and are given verbally to CRAF cockpit crewmembers.

--------------------------------------------------------------------------------
14.  ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM
     requirements, are established for this contract.             [ ] Yes [X] No
     (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
15.  INSPECTIONS. Elements of this contract are outside the inspection
     responsibility of the cognizant security office.             [ ] Yes [X] No
     (If Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.
--------------------------------------------------------------------------------
a.   TYPED NAME OF CERTIFYING   b. TITLE              c. TELEPHONE (Include Area
     OFFICIAL                      Chief, Civil Air      Code)
     DAVID W. JENSEN, COL          Division                      (618)229-1751
     USAF                          Directorate of
                                   Operations
--------------------------------------------------------------------------------
d.   ADDRESS (Include Zip Code)           17. REQUIRED DISTRIBUTION
     HQ AMC/DOF                           [X]  a. CONTRACTOR
     402 SCOTT DR., UNIT 3A1              [ ]  b. SUBCONTRACTOR
     SCOTT AFB, IL 62225-5302             [X]  c. COGNIZANT SECURITY OFFICE FOR
-----------------------------------------         PRIME AND SUBCONTRACTOR
e.   SIGNATURE                            [ ]  d. U.S. ACTIVITY RESPONSIBLE FOR
                                                  OVERSEAS SECURITY
                                                  ADMINISTRATION
                                          [X]  e. ADMINISTRATIVE CONTRACTING
     /s/ David W. Jenson                          OFFICER
                                          [X]  f. OTHERS AS NECESSARY
                                                              Sharon Thompson
                                                            30 Jun 03 NQ AMC/SFI
--------------------------------------------------------------------------------
DD FORM 254 (BACK), DEC 1999

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT NO.:     F11626-03-D-0024

---------------------------------------------------------------------------------------------------------------------------------
               DEPARTMENT OF DEFENSE                                 1. CLEARANCE AND SAFEGUARDING
    CONTRACT SECURITY CLASSIFICATION SPECIFICATION                   ------------------------------------------------------------
   (The requirements of the DoD Industrial Security                  a. FACILITY CLEARANCE REQUIRED
 Manual apply to all security aspects of this effort.)                               SECRET
                                                                     ------------------------------------------------------------
                                                                     b. LEVEL OF SAFEGUARDING REQUIRED
                                                                                     SECRET
---------------------------------------------------------------------------------------------------------------------------------
2.  THIS SPECIFICATION IS FOR:                                3. THIS SPECIFICATION IS:
    (X and complete as applicable)                               (X and complete as applicable)
---------------------------------------------------------------------------------------------------------------------------------
[X]  a. PRIME CONTRACT NUMBER                                 [X] a. ORIGINAL (Complete date in all cases)   DATE (YYYYMMDD)
              F11626-2003-D-0024                                                                                   20030611
---------------------------------------------------------------------------------------------------------------------------------
[ ]  b. SUBCONTRACT NUMBER                                    [ ] b. REVISED            REVISION NO.         DATE (YYYYMMDD)
                                                                     (Supersedes all
                                                                     previous specs)
---------------------------------------------------------------------------------------------------------------------------------
[X]  c. SOLICITATION OR OTHER NUMBER   DUE DATE (YYYYMMDD)                                                  DATE (YYYYMMDD)
             F11626-03-R-0002                                 [ ] c. FINAL (Complete Item 5 in all cases)
---------------------------------------------------------------------------------------------------------------------------------
4.  IS THIS A FOLLOW-ON CONTRACT?                      [X] YES   [ ] NO. If Yes, complete the following:
    Classified material received or generated under F11626-02-D-0007 (Preceding Contract Number) is transferred to this follow-on contract.
---------------------------------------------------------------------------------------------------------------------------------
5.  IS THIS A FINAL DD FORM 254?                       [ ] YES   [X] NO. If Yes, complete the following:
    In response to the contractor's request dated              , retention of the classified material is authorized for the
                                                  -------------
    period of
              ----------------
---------------------------------------------------------------------------------------------------------------------------------
6.  CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
    DHL                                     OYET1                  DEFENSE SECURITY SERVICE
    3339 Logan Road                                                S31DT
    Erlanger, KY 41018                                             17177 N LAUREL PARK DRIVE, SUITE 417
                                                                   LIVONIA MI 48152-2659
---------------------------------------------------------------------------------------------------------------------------------
7.  SUBCONTRACTOR
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
8.  ACTUAL PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
a.  LOCATION                            b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
9.  GENERAL IDENTIFICATION OF THIS PROCUREMENT

---------------------------------------------------------------------------------------------------------------------------------
10. CONTRACTOR WILL REQUIRE                                     11. IN PERFORMING THIS CONTRACT, THE
    ACCESS TO:                                   YES   NO           CONTRACTOR WILL:                               YES   NO
---------------------------------------------------------------------------------------------------------------------------------
 a. COMMUNICATIONS SECURITY (COMSEC)                             a. HAVE ACCESS TO CLASSIFIED INFORMATION
    INFORMATION                                  [X]   [ ]          ONLY AT ANOTHER CONTRACTOR'S FACILITY
                                                                    OR A GOVERNMENT ACTIVITY                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 b. RESTRICTED DATA                              [ ]   [X]       b. RECEIVE CLASSIFIED DOCUMENTS ONLY              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION   [ ]   [X]       c. RECEIVE AND GENERATE CLASSIFIED MATERIAL       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 d. FORMERLY RESTRICTED DATA                     [ ]   [X]       d. FABRICATE, MODIFY, OR STORE CLASSIFIED
                                                                    HARDWARE                                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 e. INTELLIGENCE INFORMATION                                     e. PERFORM SERVICES ONLY                          [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (1) Sensitive Compartmented Information                      f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION
        (SCI)                                    [ ]   [X]          OUTSIDE THE U.S., PUERTO RICO, U.S.
                                                                    POSSESSIONS AND TRUST TERRITORIES              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (2) Non-SCI                                  [X]   [ ]       g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE
                                                                    TECHNICAL INFORMATION CENTER (DTIC) OR OTHER
                                                                    SECONDARY DISTRIBUTION CENTER                  [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 f. SPECIAL ACCESS INFORMATION                   [ ]   [X]       h. REQUIRE A COMSEC ACCOUNT                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 g. NATO INFORMATION                             [ ]   [X]       i. HAVE TEMPEST REQUIREMENTS                      [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 h. FOREIGN GOVERNMENT INFORMATION               [ ]   [X]       j. HAVE OPERATIONS SECURITY (OPSEC)
                                                                    REQUIREMENTS                                   [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 i. LIMITED DISSEMINATION INFORMATION            [ ]   [X]       k. BE AUTHORIZED TO USE THE DEFENSE COURIER
                                                                    SERVICE                                        [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 j. FOR OFFICIAL USE ONLY INFORMATION            [X]   [ ]       l. OTHER (Specify)
                                                                    Receive and store classified information and
                                                                    COMSEC material (such as STE phones &
                                                                    KOV - 14 cards)                                [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 k. OTHER (Specify)
    Intelligence briefings, in order to
    perform Contract requirements.               [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------

DD FORM 254, DEC 1999         PREVIOUS EDITION IS OBSOLETE.

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT NO.:     F11626-03-D-0024
--------------------------------------------------------------------------------
12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release
     [ ] Direct [X] Through (Specify)

     HQ, AMC/DOF                                     HQ AMC/PA
     402 Scott Driv., Unit 3A1                       503 Ward Street, Suite 214
     Scott AFB IL 62225-5302            and          Scott AFB, IL 62225-5302

     to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.
     *In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.

--------------------------------------------------------------------------------
13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

     1. CRAF REQUIREMENTS (THIS CONTRACT, SECTION C, APPENDIX 5). Written materials and conversations are classified, if they involve or refer to any of the specifics in the DOD war plans involving use of the CRAF. Written materials and conversations are considered essential elements of information (EEI), if they refer to any of the specifics of the movement of DOD cargo and/or passengers. When certain specifics of EEI are combined together, they can be considered classified.

     2. PEACETIME CLEARANCE REQUIREMENTS. The contractor shall comply with the requirements listed in this contract and be granted, at a minimum, an interim Facility Clearance of SECRET prior to award of this contract. The contractor shall possess a final FCL prior to receipt of COMSEC material.

     3. COMSEC MATERIALS. COMSEC materials required for CRAF carriers will be furnished by the CRAF Program management office. Secure telephone equipment
     (STE) and secure data facsimile machines will be issued, as Government furnished equipment (GFE), to all CRAF carrier operations centers and those carriers with CRAF enroute support responsibilities. Data encryption/decryption devices will be issued, when needed, to CRAF carriers, for secure air to ground communications and authentication purposes. Additional COMSEC materials required by CRAF cockpit crewmembers, while enroute on a CRAF mission, may be obtained at the Base Airfield Operations function, when transiting a military air base.

     4. DURING CRAF ACTIVATION. Written materials and briefings provided to CRAF cockpit crewmembers, by the military, at onload, enroute, or destination stations will be classified in accordance with the highest classification, not to exceed SECRET, if they involve or refer to intelligence briefings, buffer zone briefings, overfly briefings, secure launch procedures, safe passage procedures, or authenticator extracts.

     NOTE: Downgrading/declassification instructions are not provided for the above, in that the operational and intelligence briefings may range from unclassified through SECRET and are given verbally to CRAF cockpit crewmembers.

--------------------------------------------------------------------------------
14.  ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM
     requirements, are established for this contract.             [ ] Yes [X] No
     (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
15.  INSPECTIONS. Elements of this contract are outside the inspection
     responsibility of the cognizant security office.             [ ] Yes [X] No
     (If Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.
--------------------------------------------------------------------------------
a. TYPED NAME OF CERTIFYING   b. TITLE              c. TELEPHONE (Include Area
   OFFICIAL                      Chief, Civil Air      Code)
   DAVID W. JENSEN, COL          Division                    (618)229-1751
   USAF                          Directorate of
                                 Operations
--------------------------------------------------------------------------------

d. ADDRESS (Include Zip Code)           17. REQUIRED DISTRIBUTION
   HQ AMC/DOF 402 SCOTT DR., UNIT 3A1   [X]  a. CONTRACTOR
   SCOTT AFB, IL 62225-5302             [ ]  b. SUBCONTRACTOR
--------------------------------------- [X]  c. COGNIZANT SECURITY OFFICE FOR
e. SIGNATURE                                    PRIME AND SUBCONTRACTOR
                                        [ ]  d. U.S. ACTIVITY RESPONSIBLE FOR
                                                OVERSEAS SECURITY ADMINISTRATION
   /s/ David W. Jensen                  [X]  e. ADMINISTRATIVE CONTRACTING
                                                OFFICER
                                        [X]  f. OTHERS AS NECESSARY

                                                               Sharon Thompson
                                                            NQ AMC/SFI 30 Jun 03
--------------------------------------------------------------------------------
DD FORM 254 (BACK), DEC 1999

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT NO.:     F11626-03-D-0024

---------------------------------------------------------------------------------------------------------------------------------
               DEPARTMENT OF DEFENSE                                 1. CLEARANCE AND SAFEGUARDING
    CONTRACT SECURITY CLASSIFICATION SPECIFICATION                   ------------------------------------------------------------
   (The requirements of the DoD Industrial Security                  a. FACILITY CLEARANCE REQUIRED
 Manual apply to all security aspects of this effort.)                               SECRET
                                                                     ------------------------------------------------------------
                                                                     b. LEVEL OF SAFEGUARDING REQUIRED
                                                                                     SECRET
---------------------------------------------------------------------------------------------------------------------------------
2.  THIS SPECIFICATION IS FOR:                                3. THIS SPECIFICATION IS:
    (X and complete as applicable)                            (X and complete as applicable)
---------------------------------------------------------------------------------------------------------------------------------
[X]  a. PRIME CONTRACT NUMBER                                [X] a. ORIGINAL (Complete date in all cases)   DATE (YYYYMMDD)
              F11626-2003-D-0024                                                                                20030611
---------------------------------------------------------------------------------------------------------------------------------
[ ]  b. SUBCONTRACT NUMBER                                   [ ] b. REVISED            REVISION NO.         DATE (YYYYMMDD)
                                                                    (Supersedes all
                                                                     previous specs)
---------------------------------------------------------------------------------------------------------------------------------
[X]  c. SOLICITATION OR OTHER NUMBER   DUE DATE (YYYYMMDD)   [ ] c. FINAL (Complete Item 5 in all cases)    DATE (YYYYMMDD)
            F11626-03-R-0002
---------------------------------------------------------------------------------------------------------------------------------
4.  IS THIS A FOLLOW-ON CONTRACT?                      [X] YES   [ ] NO. If Yes, complete the following:
    Classified material received or generated under F11626-02-D-0007 (Preceding Contract Number) is transferred to this follow-on contract.
---------------------------------------------------------------------------------------------------------------------------------
5.  IS THIS A FINAL DD FORM 254?                       [ ] YES   [X] NO. If Yes, complete the following:
    In response to the contractor's request dated              , retension of the classified material is authorized for the
                                                  -------------
    period of
              ----------------
---------------------------------------------------------------------------------------------------------------------------------
6.  CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
    Evergreen Airlines                      1KFN2                  Defense Security Service (S41PL
    3850 Three Mile Lane                                           4637 Chabot Drive, #102
    McMinnville, OR 97128-9496                                     Pleasanton, CA 94588
---------------------------------------------------------------------------------------------------------------------------------
7.  SUBCONTRACTOR
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
8.  ACTUAL PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
a.  LOCATION                            b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
9.  GENERAL IDENTIFICATION OF THIS PROCUREMENT

---------------------------------------------------------------------------------------------------------------------------------
10. CONTRACTOR WILL REQUIRE                                     11. IN PERFORMING THIS CONTRACT, THE
    ACCESS TO:                                   YES   NO           CONTRACTOR WILL:                               YES   NO
---------------------------------------------------------------------------------------------------------------------------------
 a. COMMUNICATIONS SECURITY (COMSEC)                             a. HAVE ACCESS TO CLASSIFIED INFORMATION
    INFORMATION                                  [X]   [ ]          ONLY AT ANOTHER CONTRACTOR'S FACILITY
                                                                    OR A GOVERNMENT ACTIVITY                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 b. RESTRICTED DATA                              [ ]   [X]       b. RECEIVE CLASSIFIED DOCUMENTS ONLY              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION   [ ]   [X]       c. RECEIVE AND GENERATE CLASSIFIED MATERIAL       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 d. FORMERLY RESTRICTED DATA                     [ ]   [X]       d. FABRICATE, MODIFY, OR STORE CLASSIFIED
                                                                    HARDWARE                                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 e. INTELLIGENCE INFORMATION                                     e. PERFORM SERVICES ONLY                          [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (1) Sensitive Compartmented Information                      f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION
        (SCI)                                    [ ]   [X]          OUTSIDE THE U.S., PUERTO RICO, U.S.
                                                                    POSSESSIONS AND TRUST TERRITORIES              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (2) Non-SCI                                  [X]   [ ]       g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE
                                                                    TECHNICAL INFORMATION CENTER (DTIC) OR OTHER
                                                                    SECONDARY DISTRIBUTION CENTER                  [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 f. SPECIAL ACCESS INFORMATION                   [ ]   [X]       h. REQUIRE A COMSEC ACCOUNT                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 g. NATO INFORMATION                             [ ]   [X]       i. HAVE TEMPEST REQUIREMENTS                      [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 h. FOREIGN GOVERNMENT INFORMATION               [ ]   [X]       j. HAVE OPERATIONS SECURITY (OPSEC)
                                                                    REQUIREMENTS                                   [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 i. LIMITED DISSEMINATION INFORMATION            [ ]   [X]       k. BE AUTHORIZED TO USE THE DEFENSE COURIER
                                                                    SERVICE                                        [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 j. FOR OFFICIAL USE ONLY INFORMATION            [X]   [ ]       l. OTHER (Specify)
                                                                    Receive and store classified information and
                                                                    COMSEC material (such as STE phones &
                                                                    KOV-14 cards)                                  [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 k. OTHER (Specify)
    Intelligence briefings, in order to
    perform Contract requirements.               [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------

DD FORM 254, DEC 1999         PREVIOUS EDITION IS OBSOLETE.

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT NO.:     F11626-03-D-0024
--------------------------------------------------------------------------------
12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release
     [ ] Direct [X] Through (Specify)

     HQ, AMC/DOF                                     HQ AMC/PA
     402 Scott Driv., Unit 3A1                       503 Ward Street, Suite 214
     Scott AFB IL 62225-5302            and          Scott AFB, IL 62225-5302

     to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.
     *In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.

--------------------------------------------------------------------------------
13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

     1. CRAF REQUIREMENTS (THIS CONTRACT, SECTION C, APPENDIX 5). Written materials and conversations are classified, if they involve or refer to any of the specifics in the DOD war plans involving use of the CRAF. Written materials and conversations are considered essential elements of information (EEI), if they refer to any of the specifics of the movement of DOD cargo and/or passengers. When certain specifics of EEI are combined together, they can be considered classified.

     2. PEACETIME CLEARANCE REQUIREMENTS. The contractor shall comply with the requirements listed in this contract and be granted, at a minimum, an interim Facility Clearance of SECRET prior to award of this contract. The contractor shall possess a final FCL prior to receipt of COMSEC material.

     3. COMSEC MATERIALS. COMSEC materials required for CRAF carriers will be furnished by the CRAF Program management office. Secure telephone equipment
     (STE) and secure data facsimile machines will be issued, as Government furnished equipment (GFE), to all CRAF carrier operations centers and those carriers with CRAF enroute support responsibilities. Data encryption/decryption devices will be issued, when needed, to CRAF carriers, for secure air to ground communications and authentication purposes. Additional COMSEC materials required by CRAF cockpit crewmembers, while enroute on a CRAF mission, may be obtained at the Base Airfield Operations function, when transiting a military air base.

     4. DURING CRAF ACTIVATION. Written materials and briefings provided to CRAF cockpit crewmembers, by the military, at onload, enroute, or destination stations will be classified in accordance with the highest classification, not to exceed SECRET, if they involve or refer to intelligence briefings, buffer zone briefings, overfly briefings, secure launch procedures, safe passage procedures, or authenticator extracts.

     NOTE: Downgrading/declassification instructions are not provided for the above, in that the operational and intelligence briefings may range from unclassified through SECRET and are given verbally to CRAF cockpit crewmembers.

--------------------------------------------------------------------------------
14.  ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM
     requirements, are established for this contract.             [ ] Yes [X] No
     (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
15.  INSPECTIONS. Elements of this contract are outside the inspection
     responsibility of the cognizant security office.             [ ] Yes [X] No
     (If yes, explain and identify specific areas or elements carved out and the activity responsible for inspections. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.
--------------------------------------------------------------------------------
a. TYPED NAME OF CERTIFYING   b. TITLE              c. TELEPHONE (Include Area
   OFFICIAL                      Chief, Civil Air      Code)
   DAVID W. JENSEN, COL          Division                   (618)229-1751
   USAF                          Directorate of
                                 Operations
--------------------------------------------------------------------------------
d. ADDRESS (Include Zip Code)           17. REQUIRED DISTRIBUTION
   HQ AMC/DOF                           [X]  a. CONTRACTOR
   402 SCOTT DR., UNIT 3A1              [ ]  b. SUBCONTRACTOR
   SCOTT AFB, IL 62225-5302             [X]  c. COGNIZANT SECURITY OFFICE FOR
---------------------------------------         PRIME AND SUBCONTRACTOR
e. SIGNATURE                            [ ]  d. U.S. ACTIVITY RESPONSIBLE FOR
                                                OVERSEAS SECURITY ADMINISTRATION
                                        [X]  e. ADMINISTRATIVE CONTRACTING
   /s/ David W. Jensen                          OFFICER
                                        [X]  f. OTHERS AS NECESSARY
                                                                Sharon Thompson
                                                               30 Jun 03 AMC/SFI
--------------------------------------------------------------------------------
DD FORM 254 (BACK), DEC 1999

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT NO.:     F11626-03-D-0024

---------------------------------------------------------------------------------------------------------------------------------
               DEPARTMENT OF DEFENSE                                 1. CLEARANCE AND SAFEGUARDING
    CONTRACT SECURITY CLASSIFICATION SPECIFICATION                   ------------------------------------------------------------
   (The requirements of the DoD Industrial Security                  a. FACILITY CLEARANCE REQUIRED
                                                                                     SECRET
 Manual apply to all security aspects of this effort.)               ------------------------------------------------------------
                                                                     b. LEVEL OF SAFEGUARDING REQUIRED
                                                                                     SECRET
---------------------------------------------------------------------------------------------------------------------------------
2.  THIS SPECIFICATION IS FOR:                                3. THIS SPECIFICATION IS:
    (X and complete as applicable)                            (X and complete as applicable)
---------------------------------------------------------------------------------------------------------------------------------
[X]  a. PRIME CONTRACT NUMBER                                [X] a. ORIGINAL (Complete date in all cases)   DATE (YYYYMMDD)
              F11626-2003-D-0024                                                                                  20030611
---------------------------------------------------------------------------------------------------------------------------------
[ ]  b. SUBCONTRACT NUMBER                                   [ ] b. REVISED            REVISION NO.         DATE (YYYYMMDD)
                                                                    (Supersedes all
                                                                     previous specs)
---------------------------------------------------------------------------------------------------------------------------------
[X]  c. SOLICITATION OR OTHER NUMBER   DUE DATE (YYYYMMDD)                                                  DATE (YYYYMMDD)
          F11626-03-R-0002                                   [ ] c. FINAL (Complete Item 5 in all cases)
---------------------------------------------------------------------------------------------------------------------------------
4.  IS THIS A FOLLOW-ON CONTRACT?                      [X] YES   [ ] NO. If Yes, complete the following:
    Classified material received or generated under F11626-02-D-0007 (Preceding Contract Number) is transferred to this follow-on contract.
---------------------------------------------------------------------------------------------------------------------------------
5.  IS THIS A FINAL DD FORM 254?                       [ ] YES   [X] NO. If Yes, complete the following:
    In response to the contractor's request dated              , retention of the classified material is authorized for the
                                                  -------------
    period of
              ----------------
---------------------------------------------------------------------------------------------------------------------------------
6.  CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
    North American Airlines                 ORXP1                  Defense Security Service (SIILI)
    Bldg. 75, Suite 250                                            1600 Stewart Avenue, Suite 220
    JFK International Airport                                      Westbury, NY 11590-6611
    Jamaica, NY 11430
---------------------------------------------------------------------------------------------------------------------------------
7.  SUBCONTRACTOR
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
8.  ACTUAL PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
a.  LOCATION                            b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
9.  GENERAL IDENTIFICATION OF THIS PROCUREMENT

---------------------------------------------------------------------------------------------------------------------------------
10. CONTRACTOR WILL REQUIRE                                     11. IN PERFORMING THIS CONTRACT, THE
    ACCESS TO:                                   YES   NO           CONTRACTOR WILL:                               YES   NO
---------------------------------------------------------------------------------------------------------------------------------
 a. COMMUNICATIONS SECURITY (COMSEC)                             a. HAVE ACCESS TO CLASSIFIED INFORMATION
    INFORMATION                                  [X]   [ ]          ONLY AT ANOTHER CONTRACTOR'S FACILITY
                                                                    OR A GOVERNMENT ACTIVITY                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 b. RESTRICTED DATA                              [ ]   [X]       b. RECEIVE CLASSIFIED DOCUMENTS ONLY              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION   [ ]   [X]       c. RECEIVE AND GENERATE CLASSIFIED MATERIAL       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 d. FORMERLY RESTRICTED DATA                     [ ]   [X]       d. FABRICATE, MODIFY, OR STORE CLASSIFIED
                                                                    HARDWARE                                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 e. INTELLIGENCE INFORMATION                                     e. PERFORM SERVICES ONLY                          [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (1) Sensitive Compartmented Information                      f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION
        (SCI)                                    [ ]   [X]          OUTSIDE THE U.S., PUERTO RICO, U.S.
                                                                    POSSESSIONS AND TRUST TERRITORIES              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (2) Non-SCI                                  [X]   [ ]       g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE
                                                                    TECHNICAL INFORMATION CENTER (DTIC) OR OTHER
                                                                    SECONDARY DISTRIBUTION CENTER                  [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 f. SPECIAL ACCESS INFORMATION                   [ ]   [X]       h. REQUIRE A COMSEC ACCOUNT                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 g. NATO INFORMATION                             [ ]   [X]       i. HAVE TEMPEST REQUIREMENTS                      [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 h. FOREIGN GOVERNMENT INFORMATION               [ ]   [X]       j. HAVE OPERATIONS SECURITY (OPSEC)
                                                                    REQUIREMENTS                                   [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 i. LIMITED DISSEMINATION INFORMATION            [ ]   [X]       k. BE AUTHORIZED TO USE THE DEFENSE COURIER
                                                                    SERVICE                                        [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 j. FOR OFFICIAL USE ONLY INFORMATION            [X]   [ ]       l. OTHER (Specify)
                                                                    Receive and store classified information and
                                                                    COMSEC material (such as STE phones &
                                                                    KOV-14 cards)                                  [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 k. OTHER (Specify)
    Intelligence briefings, in order to
    perform Contract requirements.               [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------

DD FORM 254, DEC 1999         PREVIOUS EDITION IS OBSOLETE.

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT NO.:     F11626-03-D-0024
--------------------------------------------------------------------------------
12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release
     [ ] Direct [X] Through (Specify)

     HQ, AMC/DOF                                     HQ AMC/PA
     402 Scott Driv., Unit 3A1                       503 Ward Street, Suite 214
     Scott AFB IL 62225-5302            and          Scott AFB, IL 62225-5302

     to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.
     *In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.
--------------------------------------------------------------------------------
13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

     1. CRAF REQUIREMENTS (THIS CONTRACT, SECTION C, APPENDIX 5). Written materials and conversations are classified, if they involve or refer to any of the specifics in the DOD war plans involving use of the CRAF. Written materials and conversations are considered essential elements of information (EEI), if they refer to any of the specifics of the movement of DOD cargo and/or passengers. When certain specifics of EEI are combined together, they can be considered classified.

     2. PEACETIME CLEARANCE REQUIREMENTS. The contractor shall comply with the requirements listed in this contract and be granted, at a minimum, an interim Facility Clearance of SECRET prior to award of this contract. The contractor shall possess a final FCL prior to receipt of COMSEC material.

     3. COMSEC MATERIALS. COMSEC materials required for CRAF carriers will be furnished by the CRAF Program management office. Secure telephone equipment
     (STE) and secure data facsimile machines will be issued, as Government furnished equipment (GFE), to all CRAF carrier operations centers and those carriers with CRAF enroute support responsibilities. Data encryption/decryption devices will be issued, when needed, to CRAF carriers, for secure air to ground communications and authentication purposes. Additional COMSEC materials required by CRAF cockpit crewmembers, while enroute on a CRAF mission, may be obtained at the Base Airfield Operations function, when transiting a military air base.

     4. DURING CRAF ACTIVATION. Written materials and briefings provided to CRAF cockpit crewmembers, by the military, at onload, enroute, or destination stations will be classified in accordance with the highest classification, not to exceed SECRET, if they involve or refer to intelligence briefings, buffer zone briefings, overfly briefings, secure launch procedures, safe passage procedures, or authenticator extracts.

     NOTE: Downgrading/declassification instructions are not provided for the above, in that the operational and intelligence briefings may range from unclassified through SECRET and are given verbally to CRAF cockpit crewmembers.

--------------------------------------------------------------------------------
14.  ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM
     requirements, are established for this contract.             [ ] Yes [X] No
     (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
15.  INSPECTIONS. Elements of this contract are outside the inspection
     responsibility of the cognizant security office.             [ ] Yes [X] No
     (If Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.
--------------------------------------------------------------------------------
a. TYPED NAME OF CERTIFYING   b. TITLE              c. TELEPHONE (Include Area
   OFFICIAL                      Chief, Civil Air      Code)
   DAVID W. JENSEN, COL          Division                      (618)229-1751
   USAF                          Directorate of
                                 Operations
--------------------------------------------------------------------------------
d. ADDRESS (Include Zip Code)           17. REQUIRED DISTRIBUTION
   HQ AMC/DOF                           [X]  a. CONTRACTOR
   402 SCOTT DR., UNIT 3A1              [ ]  b. SUBCONTRACTOR
   SCOTT AFB, IL 62225-5302             [X]  c. COGNIZANT SECURITY OFFICE FOR
---------------------------------------         PRIME AND SUBCONTRACTOR
e. SIGNATURE                            [ ]  d. U.S. ACTIVITY RESPONSIBLE FOR
                                                OVERSEAS SECURITY ADMINISTRATION
                                        [X]  e. ADMINISTRATIVE CONTRACTING
   /s/ David W. Jensen                          OFFICER
                                        [X]  f. OTHERS AS NECESSARY
                                                                Sharon Thompson
                                                               30 Jun 03 AMC/SFI
--------------------------------------------------------------------------------
DD FORM 254 (BACK), DEC 1999

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT NO.:     F11626-03-D-0024

---------------------------------------------------------------------------------------------------------------------------------
               DEPARTMENT OF DEFENSE                                 1. CLEARANCE AND SAFEGUARDING
    CONTRACT SECURITY CLASSIFICATION SPECIFICATION                   ------------------------------------------------------------
   (The requirements of the DoD Industrial Security                  a. FACILITY CLEARANCE REQUIRED
 Manual apply to all security aspects of this effort.)                               SECRET
                                                                     ------------------------------------------------------------
                                                                     b. LEVEL OF SAFEGUARDING REQUIRED
                                                                                     SECRET
---------------------------------------------------------------------------------------------------------------------------------
2.  THIS SPECIFICATION IS FOR:                                3. THIS SPECIFICATION IS:
    (X and complete as applicable)                               (X and complete as applicable)
---------------------------------------------------------------------------------------------------------------------------------
[X]  a. PRIME CONTRACT NUMBER                                [X] a. ORIGINAL (Complete date in all cases)   DATE (YYYYMMDD)
              F11626-2003-D-0024                                                                                20030611
---------------------------------------------------------------------------------------------------------------------------------
[ ]  b. SUBCONTRACT NUMBER                                   [ ] b. REVISED            REVISION NO.         DATE (YYYYMMDD)
                                                                    (Supersedes all
                                                                     previous specs)
---------------------------------------------------------------------------------------------------------------------------------
[X]  c. SOLICITATION OR OTHER NUMBER   DUE DATE (YYYYMMDD)                                                  DATE (YYYYMMDD)
          F11626-03-R-0002                                   [ ] c. FINAL (Complete Item 5 in all cases)
---------------------------------------------------------------------------------------------------------------------------------
4.  IS THIS A FOLLOW-ON CONTRACT?                      [X] YES   [ ] NO. If Yes, complete the following:
    Classified material received or generated under F11626-02-D-0007 (Preceding Contract Number) is transferred to this follow-on contract.
---------------------------------------------------------------------------------------------------------------------------------
5.  IS THIS A FINAL DD FORM 254?                       [ ] YES   [X] NO. If Yes, complete the following:
    In response to the contractor's request dated              , retention of the classified material is authorized for the
                                                  -------------
    period of
              ----------------
---------------------------------------------------------------------------------------------------------------------------------
6.  CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
    United Airlines, Inc.                   8B249                  Defense Security Service (S31SL)
    P.O. Box 66100                                                 11132 South Towne Square,
    Chicago, IL 60666                                              St. Louis, MO 63123-7818
---------------------------------------------------------------------------------------------------------------------------------
7.  SUBCONTRACTOR
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
8.  ACTUAL PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
a.  LOCATION                            b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
9.  GENERAL IDENTIFICATION OF THIS PROCUREMENT

---------------------------------------------------------------------------------------------------------------------------------
10. CONTRACTOR WILL REQUIRE                                     11. IN PERFORMING THIS CONTRACT, THE
    ACCESS TO:                                   YES   NO           CONTRACTOR WILL:                               YES   NO
---------------------------------------------------------------------------------------------------------------------------------
 a. COMMUNICATIONS SECURITY (COMSEC)                             a. HAVE ACCESS TO CLASSIFIED INFORMATION
    INFORMATION                                  [X]   [ ]          ONLY AT ANOTHER CONTRACTOR'S FACILITY
                                                                    OR A GOVERNMENT ACTIVITY                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 b. RESTRICTED DATA                              [ ]   [X]       b. RECEIVE CLASSIFIED DOCUMENTS ONLY              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION   [ ]   [X]       c. RECEIVE AND GENERATE CLASSIFIED MATERIAL       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 d. FORMERLY RESTRICTED DATA                     [ ]   [X]       d. FABRICATE, MODIFY, OR STORE CLASSIFIED
                                                                    HARDWARE                                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 e. INTELLIGENCE INFORMATION                                     e. PERFORM SERVICES ONLY                          [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (1) Sensitive Compartmented information                      f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION
        (SCI)                                    [ ]   [X]          OUTSIDE THE U.S., PUERTO RICO, U.S.
                                                                    POSSESSIONS AND TRUST TERRITORIES              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (2) Non-SCI                                  [X]   [ ]       g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE
                                                                    TECHNICAL INFORMATION CENTER (DTIC) OR OTHER
                                                                    SECONDARY DISTRIBUTION CENTER                  [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 f. SPECIAL ACCESS INFORMATION                   [ ]   [X]       h. REQUIRE A COMSEC ACCOUNT                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 g. NATO INFORMATION                             [ ]   [X]       i. HAVE TEMPEST REQUIREMENTS                      [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 h. FOREIGN GOVERNMENT INFORMATION               [ ]   [X]       j. HAVE OPERATIONS SECURITY (OPSEC)
                                                                    REQUIREMENTS                                   [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 i. LIMITED DISSEMINATION INFORMATION            [ ]   [X]       k. BE AUTHORIZED TO USE THE DEFENSE COURIER
                                                                    SERVICE                                        [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 j. FOR OFFICIAL USE ONLY INFORMATION            [X]   [ ]       l. OTHER (Specify)
                                                                    Receive and store classified information and
                                                                    COMSEC material (such as STE phones &
                                                                    KOV - 14 cards)                                [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 k. OTHER (Specify)
    Intelligence briefings, in order to
    perform Contract requirements.               [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------

DD FORM 254, DEC 1999         PREVIOUS EDITION IS OBSOLETE.

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT NO.:     F11626-03-D-0024
--------------------------------------------------------------------------------
12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority, Proposed public releases shall be submitted for approval prior to release
     [ ] Direct [X] Through (Specify)

     HQ, AMC/DOF                                     HQ AMC/PA
     402 Scott Driv., Unit 3A1                       503 Ward Street, Suite 214
     Scott AFB IL 62225-5302            and          Scott AFB, IL 62225-5302

     to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.
     *In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.
--------------------------------------------------------------------------------
13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

     1. CRAF REQUIREMENTS (THIS CONTRACT, SECTION C, APPENDIX 5). Written materials and conversations are classified, if they involve or refer to any of the specifics in the DOD war plans involving use of the CRAF. Written materials and conversations are considered essential elements of information (EEI), if they refer to any of the specifics of the movement of DOD cargo and/or passengers. When certain specifics of EEI are combined together, they can be considered classified.

     2. PEACETIME CLEARANCE REQUIREMENTS. The contractor shall comply with the requirements listed in this contract and be granted, at a minimum, an interim Facility Clearance of SECRET prior to award of this contract. The contractor shall possess a final FCL prior to receipt of COMSEC material.

     3. COMSEC MATERIALS. COMSEC materials required for CRAF carriers will be furnished by the CRAF Program management office. Secure telephone equipment
     (STE) and secure data facsimile machines will be issued, as Government furnished equipment (GFE), to all CRAF carrier operations centers and those carriers with CRAF enroute support responsibilities. Data encryption/decryption devices will be issued, when needed, to CRAF carriers, for secure air to ground communications and authentication purposes. Additional COMSEC materials required by CRAF cockpit crewmembers, while enroute on a CRAF mission, may be obtained at the Base Airfield Operations function, when transiting a military air base.

     4. DURING CRAF ACTIVATION. Written materials and briefings provided to CRAF cockpit crewmembers, by the military, at onload, enroute, or destination stations will be classified in accordance with the highest classification, not to exceed SECRET, if they involve or refer to intelligence briefings, buffer zone briefings, overfly briefings, secure launch procedures, safe passage procedures, or authenticator extracts.

     NOTE: Downgrading/declassification instructions are not provided for the above, in that the operational and intelligence briefings may range from unclassified through SECRET and are given verbally to CRAF cockpit crewmembers.

--------------------------------------------------------------------------------
14.  ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM
     requirements, are established for this contract.             [ ] Yes [X] No
     (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 If additional space is needed.)

--------------------------------------------------------------------------------
15.  INSPECTIONS. Elements of this contract are outside the inspection
     responsibility of the cognizant security office.             [ ] Yes [X] No
     (If Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.
--------------------------------------------------------------------------------
a. TYPED NAME OF CERTIFYING   b. TITLE              c. TELEPHONE (Include Area
   OFFICIAL                      Chief, Civil Air      Code)
   DAVID W. JENSEN, COL          Division                      (618)229-1751
   USAF                          Directorate of
                                 Operations
--------------------------------------------------------------------------------
d. ADDRESS (Include Zip Code)           17. REQUIRED DISTRIBUTION
   HQ AMC/DOF                           [X]  a. CONTRACTOR
   402 SCOTT DR., UNIT 3A1              [ ]  b. SUBCONTRACTOR
   SCOTT AFB, IL 62225-5302             [X]  c. COGNIZANT SECURITY OFFICE FOR
---------------------------------------         PRIME AND SUBCONTRACTOR
e. SIGNATURE                            [ ]  d. U.S. ACTIVITY RESPONSIBLE FOR
                                                OVERSEAS SECURITY ADMINISTRATION
                                        [X]  e. ADMINISTRATIVE CONTRACTING
   /s/ David W. Jensen                          OFFICER
                                        [X]  f. OTHERS AS NECESSARY
                                                                Sharon Thompson
                                                               30 Jun 03 AMC/SFI
--------------------------------------------------------------------------------
DD FORM 254 (BACK), DEC 1999

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT NO.:     F11626-03-D-0024

---------------------------------------------------------------------------------------------------------------------------------
               DEPARTMENT OF DEFENSE                                 1. CLEARANCE AND SAFEGUARDING
    CONTRACT SECURITY CLASSIFICATION SPECIFICATION                   ------------------------------------------------------------
   (The requirements of the DoD Industrial Security                  a. FACILITY CLEARANCE REQUIRED
 Manual apply to all security aspects of this effort.)                               SECRET
                                                                     ------------------------------------------------------------
                                                                     b. LEVEL OF SAFEGUARDING REQUIRED
                                                                                     SECRET
---------------------------------------------------------------------------------------------------------------------------------
2.  THIS SPECIFICATION IS FOR:                                3. THIS SPECIFICATION IS:
    (X and complete as applicable)                               (X and complete as applicable)
---------------------------------------------------------------------------------------------------------------------------------
[X]  a. PRIME CONTRACT NUMBER                                [X] a. ORIGINAL (Complete date in all cases)   DATE (YYYYMMDD)
              F11626-2003-D-0024                                                                                20030611
---------------------------------------------------------------------------------------------------------------------------------
[ ]  b. SUBCONTRACT NUMBER                                   [ ] b. REVISED            REVISION NO.         DATE (YYYYMMDD)
                                                                    (Supersedes all
                                                                     previous specs)
---------------------------------------------------------------------------------------------------------------------------------
[X]  c. SOLICITATION OR OTHER NUMBER   DUE DATE (YYYYMMDD)                                                  DATE (YYYYMMDD)
          F11626-03-R-0002                                   [ ] c. FINAL (Complete Item 5 in all cases)
---------------------------------------------------------------------------------------------------------------------------------
4.  IS THIS A FOLLOW-ON CONTRACT?                      [X] YES   [ ] NO. If Yes, complete the following:
    Classified material received or generated under    F11626-02-D-0007          (Preceding Contract Number) is transferred
                                                                                  to this follow-on contract.
---------------------------------------------------------------------------------------------------------------------------------
5.  IS THIS A FINAL DD FORM 254?                       [ ] YES   [X] NO. If Yes, complete the following:
    In response to the contractor's request dated              , retention of the classified material is authorized for the
                                                  -------------
    period of
              ----------------
---------------------------------------------------------------------------------------------------------------------------------
6.  CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
    United Parcel Service                   8B249                  Defense Security Service (S21HV)
    1400 N. Hurstbourne PKY                                        Bldg, 3216, Little John Drive
    Louisville, KY 40223                                           Redstone, Arsenal, AL 35808
---------------------------------------------------------------------------------------------------------------------------------
7.  SUBCONTRACTOR
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
8.  ACTUAL PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
a.  LOCATION                            b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
9.  GENERAL IDENTIFICATION OF THIS PROCUREMENT

---------------------------------------------------------------------------------------------------------------------------------
10. CONTRACTOR WILL REQUIRE                                     11. IN PERFORMING THIS CONTRACT, THE
    ACCESS TO:                                   YES   NO           CONTRACTOR WILL:                               YES   NO
---------------------------------------------------------------------------------------------------------------------------------
 a. COMMUNICATIONS SECURITY (COMSEC)                             a. HAVE ACCESS TO CLASSIFIED INFORMATION
    INFORMATION                                  [X]   [ ]          ONLY AT ANOTHER CONTRACTOR'S FACILITY
                                                                    OR A GOVERNMENT ACTIVITY                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 b. RESTRICTED DATA                              [ ]   [X]       b. RECEIVE CLASSIFIED DOCUMENTS ONLY              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION   [ ]   [X]       c. RECEIVE AND GENERATE CLASSIFIED MATERIAL       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 d. FORMERLY RESTRICTED DATA                     [ ]   [X]       d. FABRICATE, MODIFY, OR STORE CLASSIFIED
                                                                    HARDWARE                                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 e. INTELLIGENCE INFORMATION                                     e. PERFORM SERVICES ONLY                          [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (1) Sensitive Compartmented information                      f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION
        (SCI)                                    [ ]   [X]          OUTSIDE THE U.S., PUERTO RICO, U.S.
                                                                    POSSESSIONS AND TRUST TERRITORIES              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (2) Non-SCI                                  [X]   [ ]       g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE
                                                                    TECHNICAL INFORMATION CENTER (DTIC) OR OTHER
                                                                    SECONDARY DISTRIBUTION CENTER                  [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 f. SPECIAL ACCESS INFORMATION                   [ ]   [X]       h. REQUIRE A COMSEC ACCOUNT                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 g. NATO INFORMATION                             [ ]   [X]       i. HAVE TEMPEST REQUIREMENTS                      [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 h. FOREIGN GOVERNMENT INFORMATION               [ ]   [X]       j. HAVE OPERATIONS SECURITY (OPSEC)
                                                                    REQUIREMENTS                                   [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 i. LIMITED DISSEMINATION INFORMATION            [ ]   [X]       k. BE AUTHORIZED TO USE THE DEFENSE COURIER
                                                                    SERVICE                                        [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 j. FOR OFFICIAL USE ONLY INFORMATION            [X]   [ ]       l. OTHER (Specify)
                                                                    Receive and store classified information and
                                                                    COMSEC material (such as STE phones &
                                                                    KOV - 14 cards)                                [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 k. OTHER (Specify)
    Intelligence briefings, in order to
    perform Contract requirements.               [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------

DD FORM 254, DEC 1999         PREVIOUS EDITION IS OBSOLETE.

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT N0.:     F11626-03-D-0024
--------------------------------------------------------------------------------
12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases snail be submitted for approval prior to release
     [ ] Direct [X] Through (Specify)

     HQ, AMC/DOF                                     HQ AMC/PA
     402 Scott Driv., Unit 3A1                       503 Ward Street, Suite 214
     Scott AFB IL 62225-5302            and          Scott AFB, IL 62225-5302

     to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.
     *In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.
--------------------------------------------------------------------------------
13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance of the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

     1. CRAF REQUIREMENTS (THIS CONTRACT, SECTION C, APPENDIX 5). Written materials and conversations are classified, if they involve or refer to any of the specifics in the DOD war plans involving use of the CRAF. Written materials and conversations are considered essential elements of information (EEI), if they refer to any of the specifics of the movement of DOD cargo and/or passengers. When certain specifics of EEI are combined together, they can be considered classified.

     2. PEACETIME CLEARANCE REQUIREMENTS. The contractor shall comply with the requirements listed in this contract and be granted, at a minimum, an interim Facility Clearance of SECRET prior to award of this contract. The contractor shall possess a final FCL prior to receipt of COMSEC material.

     3. COMSEC MATERIALS, COMSEC materials required for CRAF carriers will be furnished by the CRAF Program management office. Secure telephone equipment
     (STE) and secure data facsimile machines will be issued, as Government furnished equipment (GFE), to all CRAF carrier operations centers and those carriers with CRAF enroute support responsibilities. Data encryption/decryption devices will be issued, when needed, to CRAF carriers, for secure air to ground communications and authentication purposes. Additional COMSEC materials required by CRAF cockpit crewmembers, while enroute on a CRAF mission, may be obtained at the Base Airfield Operations function, when transiting a military air base.

     4. DURING CRAF ACTIVATION. Written materials and briefings provided to CRAF cockpit crewmembers, by the military, at onload, enroute, or destination stations will be classified in accordance with the highest classification, not to exceed SECRET, if they involve or refer to intelligence briefings, buffer zone briefings, overfly briefings, secure launch procedures, safe passage procedures, or authenticator extracts.

     NOTE: Downgrading/declassification instructions are not provided for the above, in that the operational and intelligence briefings may range from unclassified through SECRET and are given verbally to CRAF cockpit crewmembers.

--------------------------------------------------------------------------------
14. ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM requirements, are established for this contract. [ ] Yes [X] No
     (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
15. INSPECTIONS. Elements of this contract are outside the inspection responsibility of the cognizant security office. [ ] Yes [X] No
     (If Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.
--------------------------------------------------------------------------------
a. TYPED NAME OF CERTIFYING   b. TITLE              c. TELEPHONE (Include Area
   OFFICIAL                      Chief, Civil Air      Code)
   DAVID W. JENSEN, COL          Division                      (618)229-1751
   USAF                          Directorate of
                                 Operations
--------------------------------------------------------------------------------
d. ADDRESS (Include Zip Code)           17. REQUIRED DISTRIBUTION
   HQ AMC/DOF                           [X]  a. CONTRACTOR
   402 SCOTT DR., UNIT 3A1              [ ]  b. SUBCONTRACTOR
   SCOTT AFB, IL 62225-5302             [X]  c. COGNIZANT SECURITY OFFICE FOR
---------------------------------------         PRIME AND SUBCONTRACTOR
e. SIGNATURE                            [ ]  d. U.S. ACTIVITY RESPONSIBLE FOR
                                                OVERSEAS SECURITY ADMINISTRATION
                                        [X]  e. ADMINISTRATIVE CONTRACTING
   /s/ David W. Jensen                          OFFICER
                                        [X]  f. OTHERS AS NECESSARY
                                                                Sharon Thompson
                                                               30 Jun 03 AMC/SFI
--------------------------------------------------------------------------------
DD FORM 254 (BACK), DEC 1999

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT NO.:     F11626-03-D-0024

---------------------------------------------------------------------------------------------------------------------------------
               DEPARTMENT OF DEFENSE                                 1. CLEARANCE AND SAFEGUARDING
    CONTRACT SECURITY CLASSIFICATION SPECIFICATION                   ------------------------------------------------------------
   (The requirements of the DoD Industrial Security                  a. FACILITY CLEARANCE REQUIRED
  Manual apply to all security aspects of this effort.)                              SECRET
                                                                     ------------------------------------------------------------
                                                                     b. LEVEL OF SAFEGUARDING REQUIRED
                                                                                     SECRET
---------------------------------------------------------------------------------------------------------------------------------
2.  THIS SPECIFICATION IS FOR:                                3. THIS SPECIFICATION IS:
    (X and complete as applicable)                            (X and complete as applicable)
---------------------------------------------------------------------------------------------------------------------------------
[X]  a. PRIME CONTRACT NUMBER                                [X] a. ORIGINAL (Complete date in all cases)   DATE (YYYYMMDD)
              F11626-2003-D-0024                                                                                20030611
---------------------------------------------------------------------------------------------------------------------------------
[ ]  b. SUBCONTRACT NUMBER                                   [ ] b. REVISED            REVISION NO.         DATE (YYYYMMDD)
                                                                    (Supersedes all
                                                                     previous specs)
---------------------------------------------------------------------------------------------------------------------------------
[X]  c. SOLICITATION OR OTHER NUMBER   DUE DATE (YYYYMMDD)                                                  DATE (YYYYMMDD)
          F11626-03-R-0002                                   [ ] c. FINAL (Complete Item 5 in all cases)
---------------------------------------------------------------------------------------------------------------------------------
4.  IS THIS A FOLLOW-ON CONTRACT?                      [X] YES   [ ] NO. If Yes, complete the following:
    Classified material received or generated under F11626-02-D-0007 (Preceding Contract Number) is transferred to this follow-on contract.
---------------------------------------------------------------------------------------------------------------------------------
5.  IS THIS A FINAL DD FORM 254?                       [ ] YES   [X] NO. If Yes, complete the following:
    In response to the contractor's request dated              , retention of the classified material is authorized for the
                                                  -------------
    period of
              ----------------
---------------------------------------------------------------------------------------------------------------------------------
6.  CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
    US Airways                              8B249                  Defense Security Service (S51FX1, S51FX2)
    2345 Crystal Drive                                             7010 Little River Turnpike, Suite 430
    Arlington, VA 22227                                            Annandale, VA 22003
---------------------------------------------------------------------------------------------------------------------------------
7.  SUBCONTRACTOR
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
8.  ACTUAL PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
a.  LOCATION                            b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
9.  GENERAL IDENTIFICATION OF THIS PROCUREMENT

---------------------------------------------------------------------------------------------------------------------------------
10. CONTRACTOR WILL REQUIRE                                     11. IN PERFORMING THIS CONTRACT, THE
    ACCESS TO:                                   YES   NO           CONTRACTOR WILL:                               YES   NO
---------------------------------------------------------------------------------------------------------------------------------
 a. COMMUNICATIONS SECURITY (COMSEC)                             a. HAVE ACCESS TO CLASSIFIED INFORMATION
    INFORMATION                                  [X]   [ ]          ONLY AT ANOTHER CONTRACTOR'S FACILITY
                                                                    OR A GOVERNMENT ACTIVITY                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 b. RESTRICTED DATA                              [ ]   [X]       b. RECEIVE CLASSIFIED DOCUMENTS ONLY              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION   [ ]   [X]       c. RECEIVE AND GENERATE CLASSIFIED MATERIAL       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 d. FORMERLY RESTRICTED DATA                     [ ]   [X]       d. FABRICATE, MODIFY, OR STORE CLASSIFIED
                                                                    HARDWARE                                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 e. INTELLIGENCE INFORMATION                                     e. PERFORM SERVICES ONLY                          [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (1) Sensitive Compartmented Information                      f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION
        (SCI)                                    [ ]   [X]          OUTSIDE THE U.S., PUERTO RICO, U.S.
                                                                    POSSESSIONS AND TRUST TERRITORIES              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (2) Non-SCI                                  [X]   [ ]       g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE
                                                                    TECHNICAL INFORMATION CENTER (DTIC) OR OTHER
                                                                    SECONDARY DISTRIBUTION CENTER                  [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 f. SPECIAL ACCESS INFORMATION                   [ ]   [X]       h. REQUIRE A COMSEC ACCOUNT                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 g. NATO INFORMATION                             [ ]   [X]       i. HAVE TEMPEST REQUIREMENTS                      [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 h. FOREIGN GOVERNMENT INFORMATION               [ ]   [X]       j. HAVE OPERATIONS SECURITY (OPSEC)
                                                                    REQUIREMENTS                                   [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 i. LIMITED DISSEMINATION INFORMATION            [ ]   [X]       k. BE AUTHORIZED TO USE THE DEFENSE COURIER
                                                                    SERVICE                                        [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 j. FOR OFFICIAL USE ONLY INFORMATION            [X]   [ ]       l. OTHER (Specify)
                                                                    Receive and store classified information and
                                                                    COMSEC material (such as STE phones &
                                                                    KOV - 14 cards)                                [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 k. OTHER (Specify)
    Intelligence briefings, in order to
    perform Contract requirements.               [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------

DD FORM 254, DEC 1999         PREVIOUS EDITION IS OBSOLETE.

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT NO.:     F11626-03-D-0024
--------------------------------------------------------------------------------
12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release
     [ ] Direct [X] Through (Specify)

     HQ, AMC/DOF                                     HQ AMC/PA
     402 Scott Driv., Unit 3A1                       503 Ward Street, Suite 214
     Scott AFB IL 62225-5302            and          Scott AFB, IL 62225-5302

     to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.
     *In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.
--------------------------------------------------------------------------------
13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

     1. CRAF REQUIREMENTS (THIS CONTRACT, SECTION C, APPENDIX 5). Written materials and conversations are classified, if they involve or refer to any of the specifics in the DOD war plans involving use of the CRAF. Written materials and conversations are considered essential elements of information (EEI), if they refer to any of the specifics of the movement of DOD cargo and/or passengers. When certain specifics of EEI are combined together, they can be considered classified.

     2. PEACETIME CLEARANCE REQUIREMENTS. The contractor shall comply with the requirements listed in this contract and be granted, at a minimum, an interim Facility Clearance of SECRET prior to award of this contract. The contractor shall possess a final FCL prior to receipt of COMSEC material.

     3. COMSEC MATERIALS. COMSEC materials required for CRAF carriers will be furnished by the CRAF Program management office. Secure telephone equipment
     (STE) and secure data facsimile machines will be issued, as Government furnished equipment (GFE), to all CRAF carrier operations centers and those carriers with CRAF enroute support responsibilities. Data encryption/decryption devices will be issued, when needed, to CRAF carriers, for secure air to ground communications and authentication purposes. Additional COMSEC materials required by CRAF cockpit crewmembers, while enroute on a CRAF mission, may be obtained at the Base Airfield Operations function, when transiting a military air base.

     4. DURING CRAF ACTIVATION. Written materials and briefings provided to CRAF cockpit crewmembers, by the military, at onload, enroute, or destination stations will be classified in accordance with the highest classification, not to exceed SECRET, if they involve or refer to intelligence briefings, buffer zone briefings, overfly briefings, secure launch procedures, safe passage procedures, or authenticator extracts.

     NOTE: Downgrading/declassification instructions are not provided for the above, in that the operational and intelligence briefings may range from unclassified through SECRET and are given verbally to CRAF cockpit crewmembers.

--------------------------------------------------------------------------------
14.  ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM
     requirements, are established for this contract.             [ ] Yes [X] No
     (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
15.  INSPECTIONS. Elements of this contract are outside the inspection
     responsibility of the cognizant security office.             [ ] Yes [X] No
     (If Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.
--------------------------------------------------------------------------------
a. TYPED NAME OF CERTIFYING   b. TITLE              c. TELEPHONE (Include Area
   OFFICIAL                      Chief, Civil Air      Code)
   DAVID W. JENSEN, COL          Division                      (618)229-1751
   USAF                          Directorate of
                                 Operations
--------------------------------------------------------------------------------
d. ADDRESS (Include Zip Code)           17. REQUIRED DISTRIBUTION
   HQ AMC/DOF                           [X]  a. CONTRACTOR
   402 SCOTT DR., UNIT 3A1              [ ]  b. SUBCONTRACTOR
   SCOTT AFB, IL 62225-5302             [X]  c. COGNIZANT SECURITY OFFICE FOR
--------------------------------------          PRIME AND SUBCONTRACTOR
e. SIGNATURE                            [ ]  d. U.S. ACTIVITY RESPONSIBLE FOR
                                                OVERSEAS SECURITY ADMINISTRATION
                                        [X]  e. ADMINISTRATIVE CONTRACTING
   /s/ David W. Jensen                          OFFICER
                                        [X]  f. OTHERS AS NECESSARY
                                                                Sharon Thompson
                                                               30 Jun 03 AMC/SFI
--------------------------------------------------------------------------------
DD FORM 254 (BACK), DEC 1999

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT NO.:     F11626-03-D-0024

---------------------------------------------------------------------------------------------------------------------------------
               DEPARTMENT OF DEFENSE                                 1. CLEARANCE AND SAFEGUARDING
    CONTRACT SECURITY CLASSIFICATION SPECIFICATION                   ------------------------------------------------------------
   (The requirements of the DoD Industrial Security                  a. FACILITY CLEARANCE REQUIRED
 Manual apply to all security aspects of this effort.)                               SECRET
                                                                     ------------------------------------------------------------
                                                                     b. LEVEL OF SAFEGUARDING REQUIRED
                                                                                     SECRET
---------------------------------------------------------------------------------------------------------------------------------
2.  THIS SPECIFICATION IS FOR:                                3. THIS SPECIFICATION IS:
    (X and complete as applicable)                               (X and complete as applicable)
---------------------------------------------------------------------------------------------------------------------------------
[X]  a. PRIME CONTRACT NUMBER                                [X] a. ORIGINAL (Complete date in all cases)   DATE (YYYYMMDD)
              F11626-2003-D-0024                                                                                  20030611
---------------------------------------------------------------------------------------------------------------------------------
[ ]  b. SUBCONTRACT NUMBER                                   [ ] b. REVISED            REVISION NO.         DATE (YYYYMMDD)
                                                                    (Supersedes all
                                                                     previous specs)
---------------------------------------------------------------------------------------------------------------------------------
[X]  c. SOLICITATION OR OTHER NUMBER   DUE DATE (YYYYMMDD)                                                  DATE (YYYYMMDD)
             F11626-03-R-0002                                [ ] c. FINAL (Complete Item 5 in all cases)
---------------------------------------------------------------------------------------------------------------------------------
4.  IS THIS A FOLLOW-ON CONTRACT?                      [X] YES   [ ] NO. If Yes, complete the following:
    Classified material received or generated under F11626-02-D-0007 (Preceding Contract Number) is transferred to this follow-on contract.
---------------------------------------------------------------------------------------------------------------------------------
5.  IS THIS A FINAL DD FORM 254?                       [ ] YES   [X] NO. If Yes, complete the following:
    In response to the contractor's request dated              , retention of the classified material is authorized for the
                                                  -------------
    period of
              ----------------
---------------------------------------------------------------------------------------------------------------------------------
6.  CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
    World Airways, Inc.                     062NO                  Defense Security Service (S21AT)
    HLH Bldg,                                                      2300 Lake Park Drive, Suite 240
    101 World Drive                                                Smyrna, GA 30080-7606
    Peachtree, GA 30269
---------------------------------------------------------------------------------------------------------------------------------
7.  SUBCONTRACTOR
---------------------------------------------------------------------------------------------------------------------------------
a.  NAME, ADDRESS, AND ZIP CODE         b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
8.  ACTUAL PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
a.  LOCATION                            b. CAGE CODE            c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

---------------------------------------------------------------------------------------------------------------------------------
9.  GENERAL IDENTIFICATION OF THIS PROCUREMENT

---------------------------------------------------------------------------------------------------------------------------------
10. CONTRACTOR WILL REQUIRE                                     11. IN PERFORMING THIS CONTRACT, THE
    ACCESS TO:                                   YES   NO           CONTRACTOR WILL:                               YES   NO
---------------------------------------------------------------------------------------------------------------------------------
 a. COMMUNICATIONS SECURITY (COMSEC)                             a. HAVE ACCESS TO CLASSIFIED INFORMATION
    INFORMATION                                  [X]   [ ]          ONLY AT ANOTHER CONTRACTOR'S FACILITY
                                                                    OR A GOVERNMENT ACTIVITY                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 b. RESTRICTED DATA                              [ ]   [X]       b. RECEIVE CLASSIFIED DOCUMENTS ONLY              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION   [ ]   [X]       c. RECEIVE AND GENERATE CLASSIFIED MATERIAL       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 d. FORMERLY RESTRICTED DATA                     [ ]   [X]       d. FABRICATE, MODIFY, OR STORE CLASSIFIED
                                                                    HARDWARE                                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 e. INTELLIGENCE INFORMATION                                     e. PERFORM SERVICES ONLY                          [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (1) Sensitive Compartmented Information                      f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION
        (SCI)                                    [ ]   [X]          OUTSIDE THE U.S., PUERTO RICO, U.S.
                                                                    POSSESSIONS AND TRUST TERRITORIES              [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
    (2) Non-SCI                                  [X]   [ ]       g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE
                                                                    TECHNICAL INFORMATION CENTER (DTIC) OR OTHER
                                                                    SECONDARY DISTRIBUTION CENTER                  [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 f. SPECIAL ACCESS INFORMATION                   [ ]   [X]       h. REQUIRE A COMSEC ACCOUNT                       [ ]   [X]
---------------------------------------------------------------------------------------------------------------------------------
 g. NATO INFORMATION                             [ ]   [X]       i. HAVE TEMPEST REQUIREMENTS                      [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 h. FOREIGN GOVERNMENT INFORMATION               [ ]   [X]       j. HAVE OPERATIONS SECURITY (OPSEC)
                                                                    REQUIREMENTS                                   [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 i. LIMITED DISSEMINATION INFORMATION            [ ]   [X]       k. BE AUTHORIZED TO USE THE DEFENSE COURIER
                                                                    SERVICE                                        [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 j. FOR OFFICIAL USE ONLY INFORMATION            [X]   [ ]       l. OTHER (Specify)
                                                                    Receive and store classified information and
                                                                    COMSEC material (such as STE phones &
                                                                    KOV-14 cards)                                  [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------
 k. OTHER (Specify)
    Intelligence briefings, in order to
    perform Contract requirements.               [X]   [ ]
---------------------------------------------------------------------------------------------------------------------------------

DD FORM 254, DEC 1999         PREVIOUS EDITION IS OBSOLETE.

                                                                 ATTACHMENT 2

                                              SOLICITATION NO.: F11626-03-R-0002
                                              CONTRACT NO.:     F11626-03-D-0024
--------------------------------------------------------------------------------
12. PUBLIC RELEASE. Any Information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release
     [ ] Direct [X] Through (Specify)

     HQ, AMC/DOF                                     HQ AMC/PA
     402 Scott Driv., Unit 3A1                       503 Ward Street, Suite 214
     Scott AFB IL 62225-5302            and          Scott AFB, IL 62225-5302

     to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.
     *In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.
--------------------------------------------------------------------------------
13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

     1. CRAF REQUIREMENTS (THIS CONTRACT, SECTION C, APPENDIX 5). Written materials and conversations are classified, if they involve or refer to any of the specifics in the DOD war plans involving use of the CRAF. Written materials and conversations are considered essential elements of information (EEI), if they refer to any of the specifics of the movement of DOD cargo and/or passengers. When certain specifics of EEI are combined together, they can be considered classified.

     2. PEACETIME CLEARANCE REQUIREMENTS. The contractor shall comply with the requirements listed in this contract and be granted, at a minimum, an interim Facility Clearance of SECRET prior to award of this contract. The contractor shall possess a final FCL prior to receipt of COMSEC material.

     3. COMSEC MATERIALS. COMSEC materials required for CRAF carriers will be furnished by the CRAF Program management office. Secure telephone equipment
     (STE) and secure data facsimile machines will be issued, as Government furnished equipment (GFE), to all CRAF carrier operations centers and those carriers with CRAF enroute support responsibilities. Data encryption/decryption devices will be issued, when needed, to CRAF carriers, for secure air to ground communications and authentication purposes. Additional COMSEC materials required by CRAF cockpit crewmembers, while enroute on a CRAF mission, may be obtained at the Base Airfield Operations function, when transiting a military air base.

     4. DURING CRAF ACTIVATION. Written materials and briefings provided to CRAF cockpit crewmembers, by the military, at onload, enroute, or destination stations will be classified in accordance with the highest classification, not to exceed SECRET, if they involve or refer to intelligence briefings, buffer zone briefings, overfly briefings, secure launch procedures, safe passage procedures, or authenticator extracts.

     NOTE: Downgrading/declassification instructions are not provided for the above, in that the operational and intelligence briefings may range from unclassified through SECRET and are given verbally to CRAF cockpit crewmembers.

--------------------------------------------------------------------------------
14.  ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM
     requirements, are established for this contract.             [ ] Yes [X] No
     (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
15.  INSPECTIONS. Elements of this contract are outside the inspection
     responsibility of the cognizant security office.             [ ] Yes [X] No
     (If Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections. Use Item 13 if additional space is needed.)

--------------------------------------------------------------------------------
16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.
--------------------------------------------------------------------------------
a. TYPED NAME OF CERTIFYING   b. TITLE              c. TELEPHONE (Include Area
   OFFICIAL                      Chief, Civil Air      Code)
   DAVID W. JENSEN, COL          Division                    (618)229-1751
   USAF                          Directorate of
                                 Operations
--------------------------------------------------------------------------------
d. ADDRESS (Include Zip Code)           17. REQUIRED DISTRIBUTION
   HQ AMC/DOF                           [X]  a. CONTRACTOR
   402 SCOTT DR., UNIT 3A1              [ ]  b. SUBCONTRACTOR
   SCOTT AFB, IL 62225-5302             [X]  c. COGNIZANT SECURITY OFFICE FOR
---------------------------------------         PRIME AND SUBCONTRACTOR
e. SIGNATURE                            [ ]  d. U.S. ACTIVITY RESPONSIBLE FOR
                                                OVERSEAS SECURITY ADMINISTRATION
                                        [X]  e. ADMINISTRATIVE CONTRACTING
   /s/ David W. Jensen                          OFFICER
                                        [X]  f. OTHERS AS NECESSARY
                                                                Sharon Thompson
                                                               30 Jun 03 AMC/SFI
--------------------------------------------------------------------------------
DD FORM 254 (BACK), DEC 1999

                                                                 ATTACHMENT 2

                                               SOLICITATION NO: F11626-03-R-0002
                                               CONTRACT NO: F11626-03-D-0024

                                  ATTACHMENT 3

                         Instructions for Preparation of

                 CRAF AIRCRAFT BASIC DATA SHEET (AMC HQ FORM 82)

                                       AND

                 CRAF AIRCRAFT PERFORMANCE FORM (AMC HQ FORM 83)

1. Each of the above titled AMC HQ Forms must be prepared for each model and series aircraft committed to CRAF. For Convertible aircraft, data should be recorded for both passenger and cargo configurations on the same Form 82. Separate lines on the same Form 83 should be prepared for each configuration (passenger and cargo).

     a. Both forms must be typed or neatly printed (typed is preferred).

     b. No substitute forms or overlays will be accepted.

     c. Cargo aircraft data is computed using the 463L pallet (88" X 108" in size).

     d. Passenger data is computed using 400 pounds per passenger and baggage.

     e. See AMCR 55-8, chapter 2, Sections E and F.

2. CRAF Aircraft Basic Data Sheet (AMC HQ Form 82).

     a. Top of Form. Provide aircraft type, model and series, total number of this type aircraft in your company's fleet and the number that are overwater capable. Indicate the type(s) of engines on each aircraft and the overwater navigation equipment currently installed, e.g., sextant, inertial navigation, dual Doppler.

     b. Back of Form. Provide a tail number for each type of aircraft listed on the front-side of the form, that you are committing to CRAF. If you need more room on the back of the form, you may make additional copies of it, but make sure it is attached to the correct front side. The aircraft listed on the back of each AMC HQ Form 82, must match with the aircraft listed on the attachment you submit with your offer to join the CRAF. Following the guidance listed on the back-side of the form, provide airspace operations capability information on each aircraft, for which you listed a tail number.

     c. Design and Operations Data. Base all data on current certified maximum takeoff gross weight and international standard atmosphere.

          (1) Maximum Takeoff Gross Weight. The maximum weight authorized at takeoff brake release by applicable government regulations.

                                                                Attachment 3
                                                                28 Jan 03

                                               SOLICITATION NO: F11626-03-R-0002
                                               CONTRACT NO: F11626-03-D-0024

          (2) Maximum Landing Gross Weight The maximum weight authorized at touchdown by applicable government regulations.

          (3) Maximum Zero Fuel Weight. The maximum airplane weight above which any additional weight must be useable fuel and/or consumable propulsion agents.

          (4) Operating Weight Empty. The weight of the aircraft in company operating configuration except for useable fuel, other propulsion agents, and payload. Use the average weight of all the type aircraft being reported. Include the weight of the aircraft structure, power plant, furnishings, systems, and other items of equipment that are considered an integral part of a particular aircraft configuration. Include standard items, crew, equipment, and supplies necessary for unrestricted CRAF operations.

               (a) For cargo configuration: Include the loading system for military 463L pallets and lower lobe cargo containers for widebody aircraft. The weight of pallets and nets is not to be included.

               (b) For passenger configuration: Use AMC contract configuration, including lower lobe baggage containers for widebody aircraft.

          (5) Structural Weight Limit. The maximum design payload weight of passengers and passenger baggage, or cargo. Equal to Maximum Zero Fuel Weight minus Operating Weight Empty. Described as "Maximum Structural Payload" in some documents.

          (6) Weight Limited Payload. Equal to the lessor of the Structural Weight Limit or the Maximum Landing Weight minus Operating Weight Empty and Reserve Fuel Weight.

          (7) Number of 463L Pallets/Placement. The maximum number of military 463L pallets that can be loaded and locked on the main deck, and the placement of the pallets.

          (8) Seats. Company Standard: The average number of revenue seats installed in the aircraft for regular civil passenger operations. AMC Contract:
The number of revenue seats that would be installed in each aircraft for AMC operations in accordance with contract standards. If you do not have enough seats to meet AMC specification seating for all of this type passenger aircraft in your inventory, please indicate in the remarks section the total number of seats available.

          (9) Belly Bulk Area. The design useable belly bulk capacity. Do not include the lower lobe areas in widebody aircraft where containers or pallets can be utilized.

          (10) Useable Fuel Capacity. The design useable fuel capacity in pounds. Use 6.7 pounds per gallon.

                                                                Attachment 3
                                                                28 Jan 03

                                               SOLICITATION NO: F11626-03-R-0002
                                               CONTRACT NO: F11626-03-D-0024

          (11) Reserve Fuel. Use FAR 121, Domestic or International Requirements, as appropriate. Distance to alternate, 200 NM; distance to destination, Long-Range International aircraft, 3500 NM, and Short-Range International aircraft, 1500 NM. Do not use re clearance procedures.

          (12) Cruise Speed. The optimum cruise speed at the range standard for the CRAF segment the aircraft is committed to. Record in True Airspeed (TAS) in Knots and Mach Number for jet aircraft. Record in TAS for turboprop aircraft.

          (13) Initial Cruise Altitude. The initial cruise altitude for optimum flight operation.

          (14) Widebody Aircraft Lower Lobe (Cargo and Passenger aircraft).

               (a) Number of Containers/Type. The maximum number and type of baggage/cargo containers that can be carried in the lower lobe. Report the type most commonly used by your company.

               (b) Tare Weight/Container. The average tare weight, in pounds, of the type container named above.

               (c) Number of 463L Pallets. The maximum number of military 463L pallets that can be loaded and locked in the lower lobe. Identify the area in the lower lobe.

          (15) Communications Equipment. The number of UHF/VHF/HF radios onboard the make and/or manufacturer.

3. CRAF Aircraft Performance Data (AMC HQ Form 83).

     a. Top of form. Provide date prepared, type aircraft designation, aircraft configuration (passenger or cargo), operator - name of company, maximum takeoff weight, operating weight empty, cruise speed (True Airspeed in Knots and Mach Number. Use the optimum cruise speed at the range standard for the CRAF segment the aircraft is committed to), optimum cruise altitude(s), and reserve fuel used in graph computations.

     b. Computations. Base computations on current certified maximum takeoff gross weight and international standard atmosphere.

          (1) The range/payload graph should show the maximum payload at optimum altitude with reserve fuel unused.

     c. Graph ordinates should be in accordance with the following.

          (1) Payload Ordinates. Assign payload ordinate values in accordance with the following guidance, listed by type aircraft.

                                                                Attachment 3
                                                                28 Jan 03

                                               SOLICITATION NO: F11626-03-R-0002
                                               CONTRACT NO: F11626-03-D-0024

               (a) B747s and MD-11s. The bottom line of the graph is 35,000 pounds and the top line is 275,000 pounds. Each heavy line subdivision is 15,000 pounds and each light line subdivision 3,000 pounds. Label each 15,000-pound increment.

               (b) DC10s and L1011s. The bottom line of the graph is 30,000 pounds and the top line is 190,000 pounds. Each heavy line subdivision is 10,000 pounds and each light line subdivision is 2,000 pounds. Label each 10,000-pound increment.

               (c) B707s AND DC8s. The bottom line of the graph is zero and the top line is 120,000 pounds. Each heavy line subdivision is 7,500 pounds and each light line subdivision is 1,500 pounds. Label each 7,500-pound increment.

               (d) B727s, B737s, DC9s, MD-80s, L100s, and other similar type aircraft. The bottom line of the graph is 15,000 pounds and the top line is 55,000 pounds. Each heavy line subdivision is 2,500 pounds and each light line subdivision is 500 pounds. Label each 2,500-pound increment.

          (2) True Airspeed Ordinates. Assign true airspeed values, appropriate to the aircraft being reported. Light line subdivisions should not be assigned a value of more than 5 knots. Use smallest possible value. Average true airspeed graph computations should be made for each 500 NM stage length for aircraft in the Long-Range International segment and 250 NM for all other aircraft.

          (3) Range (Stage Length) Ordinates. Assign range ordinate values in accordance with the following guidance. Label at the top and bottom of the form.

               (a) Long-Range International Aircraft. The left vertical line of the graph is zero and the right vertical line is 7,000 nautical miles (NM). Each heavy line subdivision is 500 NM and each light line subdivision is 100 NM. Label each 1,000 NM increment.

               (b) Domestic, Alaskan, and Short-Range International Aircraft. The left vertical line of the graph is zero and the right vertical line is 3,500 NM. Each heavy line subdivision is 250 NM and each light line subdivision is 50 NM. Label each 500 NM increment.

4. If you have questions concerning preparation of these forms, please write to us at HQ AMC/DOF, 402 Scott Drive Unit 3A1, Scott AFB IL 62225-5302, or contact us by phone at (618) 229-1751.

                                                                Attachment 3
                                                                28 Jan 03

                                               SOLICITATION NO: F11626-03-R-0002
                                               CONTRACT NO: F11626-03-D-0024

--------------------------------------------------------------------------------
                                               DATE
         CRAF AIRCRAFT BASIC DATA SHEET

--------------------------------------------------------------------------------
CARRIER                 AIRCRAFT MODEL         LIST EACH AIRCRAFT BY TAIL NUMBER
                                               ON THE BACK SIDE OF THIS FORM

--------------------------------------------------------------------------------
NUMBER IN      NUMBER OVERWATER      ENGINE    NAVIGATION EQUIPMENT
INVENTORY      CAPABLE               TYPE

--------------------------------------------------------------------------------
                                                 AIRCRAFT CONFIGURATION
      DESIGN AND OPERATIONAL DATA         --------------------------------------
                                               CARGO            PASSENGER
--------------------------------------------------------------------------------

MAXIMUM TAKEOFF GROSS WEIGHT (lbs)

--------------------------------------------------------------------------------

MAXIMUM LANDING GROSS WEIGHT (lbs)

--------------------------------------------------------------------------------

MAXIMUM ZERO FUEL WEIGHT (lbs)

--------------------------------------------------------------------------------

OPERATING WEIGHT EMPTY (lbs)

--------------------------------------------------------------------------------

STRUCTURAL WEIGHT LIMIT (lbs)

--------------------------------------------------------------------------------

WEIGHT LIMITED PAYLOAD (lbs)

--------------------------------------------------------------------------------

NUMBER OF 463L PALLETS/PLACEMENT
(Centerline - Offset - Either)                    /

--------------------------------------------------------------------------------

SEATS - COMPANY STANDARD

--------------------------------------------------------------------------------

BELLY BULK AREA (cu ft)

--------------------------------------------------------------------------------

USEABLE FUEL         RESERVE FUEL (lbs)    CRUISE SPEED      INITIAL CRUISE
CAPACITY (lbs)                                               ALTITUDE

--------------------------------------------------------------------------------
     WIDE-BODY AIRCRAFT LOWER LOBE
--------------------------------------------------------------------------------

NUMBER OF CONTAINERS/TYPE                         /                /

--------------------------------------------------------------------------------

TARE WEIGHT/CONTAINER (lbs)

--------------------------------------------------------------------------------

NUMBER OF 463L PALLETS

--------------------------------------------------------------------------------
                            COMMUNICATIONS EQUIPMENT
--------------------------------------------------------------------------------
 TYPE     NO. ON BOARD                          MAKE
--------------------------------------------------------------------------------

UHF

--------------------------------------------------------------------------------

VHF

--------------------------------------------------------------------------------

HF

--------------------------------------------------------------------------------
AMC HQ FORM 82, MAY 93 (EF)   REPLACES MAC HQ FORM 82, DEC 78

                                                              ATTACHMENT 3a

                                                  SOLICITATION: F11626-03-R-0002
                                                  CONTRACT: F11626-03-D-0024

================================================================================

                         AIRSPACE OPERATIONS CAPABILITY

List tail numbers of type aircraft identified on the front, which are committed to the CRAF program.

Based on the information listed below, indicate with an "X" in the appropriate column, the airspace that your crews and aircraft are certified to operate within. In the RNP-10 column, instead of an "X", write in the number of hours the capability can be maintained without a ground station update.

     RVSM: Reduced Vertical Separation Minimums airspace in the North Atlantic RNP-10: Pacific Airspace requirement to be within 10 miles of course 95% of the time
     8.33 MHz: Equipped with 8.33 MHz radios required for operation in European airspace
     RNP-5 (BRNAV): European Airspace requirement to be within 5 miles of course 95% of the time

--------------------------------------------------------------------------------
       Tail Number      RVSM     RNP-10     8.33 MHz      RNP-5      FM Immune
--------------------------------------------------------------------------------
 1
--------------------------------------------------------------------------------
 2
--------------------------------------------------------------------------------
 3
--------------------------------------------------------------------------------
 4
--------------------------------------------------------------------------------
 5
--------------------------------------------------------------------------------
 6
--------------------------------------------------------------------------------
 7
--------------------------------------------------------------------------------
 8
--------------------------------------------------------------------------------
 9
--------------------------------------------------------------------------------
10
--------------------------------------------------------------------------------
11
--------------------------------------------------------------------------------
12
--------------------------------------------------------------------------------
13
--------------------------------------------------------------------------------
14
--------------------------------------------------------------------------------
15
--------------------------------------------------------------------------------
16
--------------------------------------------------------------------------------
17
--------------------------------------------------------------------------------
18
--------------------------------------------------------------------------------
19
--------------------------------------------------------------------------------
20
--------------------------------------------------------------------------------
21
--------------------------------------------------------------------------------
22
--------------------------------------------------------------------------------
23
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24
--------------------------------------------------------------------------------
25
--------------------------------------------------------------------------------
26
--------------------------------------------------------------------------------
27
--------------------------------------------------------------------------------
28
--------------------------------------------------------------------------------
29
--------------------------------------------------------------------------------
30
--------------------------------------------------------------------------------

================================================================================
AMC HQ FORM 82, MAY 93 (EF) (REVERSE)

                                                              Attachment 3a

                                                  SOLICITATION: F11626-03-R-0002
                                                  CONTRACT: F11626-03-D-0024

--------------------------------------------------------------------------------
                                                                 DATE PREPARED
               CRAF AIRCRAFT PERFORMANCE
--------------------------------------------------------------------------------
TYPE AIRCRAFT            AIRCRAFT CONFIGURATION         OPERATOR

--------------------------------------------------------------------------------
TAKEOFF WEIGHT   OPERATING WEIGHT   CRUISE SPEED   ALTITUDE(S)   RESERVE FUEL

--------------------------------------------------------------------------------

                        [GRAPHIC] [RANGE/PAYLOAD GRAPH]

--------------------------------------------------------------------------------
AMC HQ FORM 83, MAY 93 (EF)    PREVIOUS EDITION IS OBSOLETE

                                                              Attachment 3b

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                  ATTACHMENT 4

                         GOVERNMENT FURNISHED EQUIPMENT

                                AMERICAN AIRLINES

1.   Serial Number/Date STE Issued:

     STEA30000 46487 / July 2002
     STEA30000 46488 / September 2002
     STEA30000 46495 / September 2002

2.   Serial Number / Date Fax Issued:

     R39MA2030204 / October 2002
     R39MA3030039 / April 2003
     R39MA3030040 / April 2003

3.   Totals:

     3 STE Phones
     3 Secure Facsimile

                                                                Attachment 4
                                                                25 July 2003

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                  ATTACHMENT 4

                         GOVERNMENT FURNISHED EQUIPMENT

                              CONTINENTAL AIRLINES

1.   Serial Number/Date STE Issued:

     STEA30000 46774 / September 2002
     STEA30000 46778 / September 2002

2.   Serial Number / Date Fax Issued:

     R39MA3030047 / April 2003
     R39MA3030003 / April 2003

3.   Totals:

     2 STE Phones
     2 Secure Facsimile

                                                                Attachment 4
                                                                25 July 2003

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                  ATTACHMENT 4

                         GOVERNMENT FURNISHED EQUIPMENT

                                 DELTA AIRLINES

1.   Serial Number/Date STE Issued:

     STEA30000 46782 / September 2002
     STEA30000 46785 / September 2002
     STEA30000 46794 / September 2002

2.   Serial Number / Date Fax Issued:

     R39MA2030217 / October 2002
     R39MA3030020 / April 2003
     R39MA3030036 / April 2003

3.   Totals:

     3 STE Phones
     3 Secure Facsimile

                                                                Attachment 4
                                                                25 July 2003

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                  ATTACHMENT 4

                         GOVERNMENT FURNISHED EQUIPMENT

                                  DHL AIRLINES

1.   Serial Number/Date STE Issued:

     STEA30000 39291 / July 2002

2.   Serial Number / Date Fax Issued:

     R39MA2030201 / October 2002

3.   Totals:

     1 STE Phone
     1 Secure Facsimile

                                                                Attachment 4
                                                                25 July 2003

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                  ATTACHMENT 4

                         GOVERNMENT FURNISHED EQUIPMENT

                             EVERGREEN INTERNATIONAL

1.   Serial Number/Date STE Issued:

     STEA30000 46796 / September 2002

2.   Serial Number / Date Fax Issued:

     R39MA2030218 / October 2002

3.   Totals:

     1 STE Phones
     1 Secure Facsimile

                                                                Attachment 4
                                                                25 July 2003

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                  ATTACHMENT 4

                         GOVERNMENT FURNISHED EQUIPMENT

                             NORTH AMERICAN AIRLINES

1.   Serial Number/Date STE Issued:

     STEA30000 46990 / September 2002

2.   Serial Number / Date Fax Issued:

     R39MA2030258 / October 2002

3.   Totals:

     1 STE Phone
     1 Secure Facsimile

                                                                Attachment 4
                                                                25 July 2003

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                  ATTACHMENT 4

                         GOVERNMENT FURNISHED EQUIPMENT

                                 UNITED AIRLINES

1.   Serial Number/Date STE Issued:

     STEA30000 47046 / September 2002
     STEA30000 47050 / September 2002

2.   Serial Number / Date Fax Issued:

     R39MA2030265 / October 2002
     R39MA3030016 / April 2003

3.   Totals:

     2 STE Phones
     2 Secure Facsimile

                                                                Attachment 4
                                                                25 July 2003

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                  ATTACHMENT 4

                         GOVERNMENT FURNISHED EQUIPMENT

                                       UPS

1.   Serial Number/Date STE Issued:

     STEA30000 47052 / September 2002
     STEA30000 47057 / September 2002

2.   Serial Number / Date Fax Issued:

     R39MA2050002 / October 2002
     R39MA3030023 / April 2003

3.   Totals:

     2 STE Phones
     2 Secure Facsimile

                                                                Attachment 4
                                                                25 July 2003

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                  ATTACHMENT 4

                         GOVERNMENT FURNISHED EQUIPMENT

                                   US AIRWAYS

1.   Serial Number/Date STE Issued:

     STEA30000 46067 / September 2002
     STEA30000 47099 / September 2002

2.   Serial Number / Date Fax Issued:

     R39MA2050004 / October 2002
     R39MA2030224 / October 2002

3.   Totals:

     2 STE Phones
     2 Secure Facsimile

                                                                Attachment 4
                                                                25 July 2003

                                               SOLICITATION NO: F11626-03-R-0002
                                                   CONTRACT NO: F11626-03-D-0024

                                  ATTACHMENT 4

                         GOVERNMENT FURNISHED EQUIPMENT

                                  WORLD AIRWAYS

1.   Serial Number/Date STE Issued:

     STEA30000 47105 / September 2002

2.   Serial Number / Date Fax Issued:

     R39MA2050006 / October 2002

3.   Totals:

     1 STE Phone
     1 Secure Facsimile

                                                                Attachment 4
                                                                25 July 2003

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PAGE 1 OF
                                              ORDER FOR SUPPLIES OR SERVICES
                                                                                                             4
----------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT/PURCH ORDER/     2. DELIVERY ORDER/      3. DATE OF ORDER/     4. REQUISITION/PURCH      5. PRIORITY
   AGREEMENT NO.                CALL NO.                CALL                  REQUEST NO.
                                                        (YYYYMMMDD)
     F11626-03-D-0024                0009                                     See Schedule
----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY       CODE    FA4428     7. ADMINISTERED BY (If other than 6)     CODE  FA4428          8. DELIVERY FOB

HQ AMC/DOYAI                             HQ AMC/DOYMA                                                [ ]  DESTINATION
402 Scott Dr., Unit 3A1                  402 Scott Dr., Unit 3A1
Scott AFB, IL     62225-5302             Scott AFB, IL     62225-5302                                [X]  OTHER
                                                                                                          (See Schedule if
Gina K. Lee         (618) 229-2511                                                                        other)
----------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTOR      CODE    1U6Y9           FACILITY              10. DELIVER TO FOB POINT BY (Date)  11. X IF BUSINESS IS
                                                    -----------      (YYYYMMMDD)
                                                                                                     [ ]  SMALL
                                                                -----------------------------------
          NORTH AMERICAN AIRLINES CONTRACTOR TERM                12. DISCOUNT TERMS                  [ ]  SMALL DISADVANTAGED
NAME      c/o AMCS, LLC
AND       46400 Benedict Drive, Suite 209                                                            [ ]  WOMEN-OWNED
ADDRESS   STERLING, VA.      20164                              ------------------------------------------------------------------
                                                                 13. MAIL INVOICES TO THE ADDRESS IN BLOCK

                                                                                             15
----------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO        CODE               15. PAYMENT WILL BE MADE BY      CODE   F25700
                                                                                                             MARK ALL
                                      DFAS-OM/FPB-CRAF                                                     PACKAGES AND
                                      P.O. Box 7020                                                         PAPERS WITH
                                      Bellevue, NE              680051920                                 IDENTIFICATION
                                                                                                            NUMBERS IN
                                                                                                          BLOCKS 1 AND 2.
----------------------------------------------------------------------------------------------------------------------------------
         DELIVERY/   [X]  This delivery order/call is issued on another Government agency or in accordance with and subject to
  16.    CALL             terms and conditions of above numbered contract.
 TYPE    -------------------------------------------------------------------------------------------------------------------------
  OF                      Reference your                                         furnish the following on terms specified herein.
 ORDER   PURCHASE         --------------------------------------------------------------------------------------------------------
                          ACCEPTANCE: THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                          PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND
-------------------       AGREES TO PERFORM THE SAME.


    ----------------------------    ----------------------------    ----------------------------    ----------------------------
         NAME OF CONTRACTOR                  SIGNATURE                    TYPED NAME TITLE                    DATE SIGNED
                                                                                                              (YYYYMMMDD)

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
----------------------------------------------------------------------------------------------------------------------------------
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
97X4930.FD40 684 6520 102 111300 58910 525700

----------------------------------------------------------------------------------------------------------------------------------
                                                                20. QUANTITY         21.
18. ITEM NO.         19. SCHEDULE OF SUPPLIES/SERVICES             ORDERED/         UNIT        22. UNIT PRICE      23. AMOUNT
                                                                  ACCEPTED*
----------------------------------------------------------------------------------------------------------------------------------
                  SEE SCHEDULE

----------------------------------------------------------------------------------------------------------------------------------
*If quantity accepted by the          24. UNITED STATES OF AMERICA                                 25. TOTAL      $43,029,553.72
Government is same as quantity                                                                     -------------------------------
ordered, indicate by X.                                                                            29.
If different, enter actual quantity                                                                DIFFERENCES  ------------------
accepted below quantity ordered           GINA K. LEE                           (618) 229-2511
and encircle.                         BY: gina.lee@scott.af.mil   CONTRACTING/ORDERING OFFICER
----------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                             27. SHIP. NO.   28. D.O. VOUCHER    30. INITIALS
                                                                                   NO.                         ------------------
[ ] INSPECTED   [ ] RECEIVED   [ ] ACCEPTED AND CONFORMS TO
                                   THE CONTRACT EXCEPT AS      -------------------------------------------------------------------
                                   NOTED                       [ ] PARTIAL     32. PAID BY         33. AMOUNT VERIFIED CORRECT FOR
                                                               [ ] FINAL
----------------  -------------------------------------------  ---------------                     -------------------------------
      DATE        SIGNATURE OF AUTHORIZED GOVERNMENT           31. PAYMENT                         34. CHECK NUMBER
                  REPRESENTATIVE
--------------------------------------------------------------                                     -------------------------------
36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.  [ ] COMPLETE                        35. BILL OF LADING NO.
                                                               [ ] PARTIAL
                                                               [ ] FINAL
----------------  -------------------------------------------
      DATE         SIGNATURE AND TITLE OF CERTIFYING OFFICER
----------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED   38. RECEIVED BY (Print)    39. DATE RECEIVED    40. TOTAL       41. S/R ACCOUNT     42. S/R VOUCHER NO.
    AT                                        (YYYYMMMDD)          CONTAINERS      NUMBER

----------------------------------------------------------------------------------------------------------------------------------
DD FORM 1155, JAN 1998 (EG)               PREVIOUS EDITION MAY BE USED.              Designed using Perform Pro, WHS/DIOR, Jan 98

-----------------------------------------------------------------------------------------------------------------------
                                            REFERENCE NO. OF DOCUMENT BEING CONTINUED                  PAGES
     CONTINUATION SHEET
                                                      F11626-03-D-0024-0009                                      2
-----------------------------------------------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                                               Cage Code: 1KFN2
-----------------------------------------------------------------------------------------------------------------------
 ITEM NO.                     SUPPLIES/SERVICES                         QUANTITY   UNIT    UNIT PRICE         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
            EVERGREEN INTERNATIONAL AIRLINES
  0001
            REIMBURSABLES

            The following SUBCLIN identifies additional charges not included in the Uniform Rate which may be recognized and reimbursed at cost if incurred in the performance of this contract.

                                                                          NTE                                       NTE
 0001AA     REIMBURSABLES                                                  1        LOT   $2,000,000.00   $2,000,000.00
            Purchase Request - F7CRAF30410500

            Applicable US Taxes, Customs, Immigration, Federal
            Inspection Services Fees, Excess Baggage (Section B, para 2a(l)); Demurrage (See Section B, para 2a(l));
            and Eurocontrol (See para 2a(l)).  Extraordinary
            Insurance Costs (must be approved by Contracting
            Officer, see Section B, para 2g(l)).  Fuel
            Adjustment (Section B, para 2a(2)). Other costs not listed above as reimbursables which the Contracting Officer may determine appropriate and authorize on a case-by-case basis prior to Contractor incurring the costs. (For example, Government-directed
            Contractor care of passengers to include billeting and transportation during noncontrollable delays).

-----------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8067                                                                           OPTIONAL FORM 336 (4-86)
                                                                                   Sponsored by GSA FAR (48 CFR) 53.110

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                                            REFERENCE NO. OF DOCUMENT BEING CONTINUED                    PAGES
CONTINUATION SHEET
                                                      F11626-03-D-0024-0009                                      3
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NAME OF OFFEROR OR CONTRACTOR
NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                                                   Cage Code: 1KFN2
--------------------------------------------------------------------------------------------------------------------------
 ITEM NO.                      SUPPLIES/SERVICES                         QUANTITY   UNIT     UNIT PRICE         AMOUNT
--------------------------------------------------------------------------------------------------------------------------
  0086      Cat B Cargo (Atlantic)

 0086AA     CARRIER: EVERGREEN INTERNATIONAL AIRLINES, INC.                 1       LOT    $20,740,600.40   $20,740,600.40
            AIRCRAFT: B747  ACL TYPE: CARGO

            PURCHASE REQUEST: F7CRAF33570200

            FUND CITE:
               97X4930.FD40 684 6520 102 111300 58910 525700

            ROUTE:
            KNGU -LERT -LICZ #HECA -OBBI -OMFJ -OBBI #HECA -LICZ -LERT
               -KNGU

            SCHEDULE: (52 TRIPS)
               Oct 2003: 04 11 18 25
               Nov 2003: 01 08 15 22 29
               Dec 2003: 06 13 20 27
               Jan 2004: 03 10 17 24 31
               Feb 2004: 07 14 21 28
               Mar 2004: 06 13 20 27
               Apr 2004: 03 10 17 24
               May 2004: 01 08 15 22 29
               Jun 2004: 05 12 19 26
               Jul 2004: 03 10 17 24 31
               Aug 2004: 07 14 21 28
               Sep 2004: 04 11 18 25

            MSN NO:
               BBRKDF7  , BBRKDF8   + Julian Day

            TRIP COST: $398,857.70
               LIVE: (MILES) 15190 * (RATE) 00.26928 = (UNITCOST)
                  $4,090.36 * (ACL) 90.0 = (LIVE COST) $368,132.40
               *  52 TRIPS = $19,142,884.80

               EUROCONTROL: (LIVE COST) $368,132.40 * (RATE) 00.0400
                   = (EUROCOST) $14,725.30
               *  52 TRIPS = $765,715.60

               STOP CHARGES: (STOP CHARGE RATE) $2,000.00
                   * (DIRECTED STOPS) 8 = $16,000.00
               *  52 TRIPS = $832,000.00

            NOTES:
            NON-CONTOURED PALLET AIRCRAFT REQUIRED.

--------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8067                                                                              OPTIONAL FORM 336 (4-86)
                                                                                      Sponsored by GSA FAR (48 CFR) 53.110

----------------------------------------------------------------------------------------------------------------------------
                                            REFERENCE NO. OF DOCUMENT BEING CONTINUED                  PAGES
     CONTINUATION SHEET
                                                      F11626-03-D-0024-0009                                      4
----------------------------------------------------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
NORTH AMERICAN AIRLINES CONTRACTOR TEAM                                                                  Cage Code: 1KFN2
----------------------------------------------------------------------------------------------------------------------------
 ITEM NO.                      SUPPLIES/SERVICES                           QUANTITY   UNIT     UNIT PRICE          AMOUNT
----------------------------------------------------------------------------------------------------------------------------
  0088       Cat B Cargo (Atlantic)

 0088AA      CARRIER: EVERGREEN INTERNATIONAL AIRLINES, INC.                   1       LOT   $20,288,953.32   $20,288,953.32
             AIRCRAFT: B747  ACL TYPE: CARGO

             PURCHASE REQUEST:  F7CRAF33570200

             FUND CITE:
                97X4930.FD40 684 6520 102 111300 58910 525700

             ROUTE:
             KCHS -EINN -ETAR #HECA -OKBK -OEPS #HECA -ETAR -KWRI

             SPECIAL MILES:
                ETAR - HECA = 1969
                HECA - ETAR = 1969

             ROUTE:
             2.  KDOV -ETAR #HECA -OKBK -OEPS #HECA -ETAR -KDOV
                 MILES: 14309       COST: $370,652.97

             3.  KDOV -ETAR #HECA -OKBK -OEPS #HECA -ETAR -KWRI
                 MILES: 14234       COST: $368,762.25

             4.  KCHS -ETAR #HECA -OKBK #HECA -ETAR -KWRI
                 MILES: 14275       COST: $367,795.59

             5.  KDOV -ETAR #HECA -OKBK #HECA -ETAR -KDOV
                 MILES: 13872       COST: $357,638.12

             6.  KDOV -ETAR #HECA -OKBK #HECA -ETAR -KWRI
                 MILES: 13797       COST: $355,748.34

             SCHEDULE: (53 TRIPS)
                Oct 2003: 01 08 15 22 29
                Nov 2003: 05 12 19 24
                Dec 2003: 03 10 17 22 29
                Jan 2004: 07 14 21 28
                Feb 2004: 04 11 18 25
                Mar 2004: 03 10 17 24 31
                Apr 2004: 07 14 21 28
                May 2004: 05 12 19 26
                Jun 2004: 02 09 16 23 30
                Jul 2004: 07 14 21 28
                Aug 2004: 04 11 18 25
                Sep 2004: 01 08 15 22 29

             MSN NO:
                BBRKDF5  , BBRKDF6   + Julian Day

             TRIP COST: $382,810.44
                LIVE: (MILES) 14712 * (RATE) 00.26928 = (UNITCOST)
                   $3,961.65 * (ACL) 90.0 = (LIVE COST) $356,548.50
                *  53 TRIPS = $18,897,070.50

                EUROCONTROL: (LIVE COST) $356,548.50 * (RATE) 00.0400
                    = (EUROCOST) $14,261.94
                *  53 TRIPS = $755,882.82

                STOP CHARGES: (STOP CHARGE RATE) $2,000.00
                    * (DIRECTED STOPS) 6 = $12,000.00
                *  53 TRIPS = $636,000.00

             NOTES :
             NON-CONTOURED PALLET AIRCRAFT REQUIRED.
             PRIMARY ROUTE 2:  KDOV-ETAR-OKBK-OEPS-ETAR-KDOV

----------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8067                                                                                OPTIONAL FORM 336 (4-86)
                                                                                        Sponsored by GSA FAR (48 CFR) 53.110